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                                                                    EXHIBIT 10.O

                             PARTICIPATION AGREEMENT

                                       AND

                                   ASSIGNMENT

                                   RELATING TO

                      CAMERON HIGHWAY OIL PIPELINE COMPANY

                        (A DELAWARE GENERAL PARTNERSHIP)

                           (DATED AS OF JULY 10, 2003)

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                             PARTICIPATION AGREEMENT

                                 AND ASSIGNMENT

         This Participation Agreement and Assignment (including the schedules and exhibits hereto and as amended, restated, supplemented and otherwise modified from time to time, being collectively referred to as this "Agreement") is entered into as of July 10, 2003 (the "Effective Date"), by and between Valero Energy Corporation ("Valero"), on the one hand, and GulfTerra Energy Partners, L.P. ("GTM"), Cameron Highway Pipeline I, L.P. ("GTM CHOPS") and Manta Ray Gathering Company, L.L.C. ("Manta Ray" and, together with GTM and GTM CHOPS, the "GTM Companies"), on the other. Valero, GTM, GTM CHOPS and Manta Ray are referred to herein individually as a "Party" and, collectively, as the "Parties."

                                    RECITALS

A. On June 20, 2003 (the "CHOPS Formation Date"), GTM CHOPS, together with Cameron Highway Pipeline II, L.P. ("Valero CHOPS I") and Cameron Highway Pipeline III, L.P. ("Valero CHOPS II"), (each of which is a wholly-owned indirect subsidiary of GTM) formed Cameron Highway Oil Pipeline Company, a general partnership governed by Delaware law ("CHOPS"), in which GTM CHOPS owns a 50% general partner interest (the "GTM Partnership Interest"), Valero CHOPS I owns a 25% general partner interest and Valero CHOPS II owns a 25% general partner interest (such interests owned by Valero CHOPS I and Valero CHOPS II are referred to herein as the "Valero Partnership Interest").

B. Immediately after the formation of CHOPS, GTM and CHOPS entered into the Producer Agreements (defined below), under which GTM, directly and through Manta Ray, has agreed to design, fabricate, construct, install, commission, and operate a crude oil pipeline system connecting various designated crude oil receipt points located in the Gulf of Mexico to delivery points located in the State of Texas (the "Project").

C. In addition, after the formation of CHOPS, GTM contributed to CHOPS (on behalf of GTM CHOPS, Valero CHOPS I and Valero CHOPS II) certain permits, licenses, contracts, contract rights, and physical assets relating to the Project, and CHOPS assumed certain obligations relating to the Project, pursuant to an Assignment and Assumption Agreement dated as of the date hereof (the "Assignment"), which permits, licenses, contracts, contract rights and physical assets have an estimated aggregate value of $101.6 million as of June 23, 2003.

D. GTM and its subsidiaries have expended substantial effort and funds in developing the Project; however, in order to complete the Project and have the oil pipeline system become Fully Operational, significant additional funds will be required.

E. After reviewing bids from multiple third parties to invest in the Project and provide additional financial support in order to complete the Project, GTM selected Valero's bid to become (through subsidiaries) its 50% partner in CHOPS.

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F.       Valero desires to (i) participate in the Project through Valero CHOPS I and Valero CHOPS II, (ii) share with the GTM Companies certain risks and rewards associated with the Project, and (iii) assist the GTM Companies in locating project financing to assist in completion of the Project, in each case subject to the terms and conditions set forth in this Agreement and in the Partnership Agreement (defined below).

G. The GTM Companies desire to have Valero (i) participate in the Project through Valero CHOPS I and Valero CHOPS II, (ii) share with the GTM Companies such risks and rewards and (iii) assist the GTM Companies in locating such project financing, in each case subject to the terms and conditions set forth in this Agreement and in the Partnership Agreement (defined below).

H.       In consideration of the Participation Fee described in Sections 2(a),
         (b), and (c), (1) Valero, by means of transfer to its wholly-owned (direct or indirect) subsidiaries, desires to acquire Valero CHOPS I, Valero CHOPS II and their general partner, Cameron Highway GP I, L.L.C. ("Valero CHOPS GP" and, together with Valero CHOPS I and Valero CHOPS II, the "Acquired Companies") and thereby initially to acquire indirectly the Valero Partnership Interest and (2) GTM desires to so dispose of the Acquired Companies and thereby the Valero Partnership Interest.

I. Concurrent with the execution and delivery hereof, GTM CHOPS, Valero CHOPS I and Valero CHOPS II will amend and restate the partnership agreement of CHOPS (such partnership agreement (including schedules and exhibits thereto), as amended, restated, supplemented and otherwise modified from time to time, being collectively referred to as the "Partnership Agreement").

J. Concurrent with the execution and delivery hereof, Manta Ray will enter into the Construction Agreement and the Operating Agreement pursuant to which Manta Ray will be responsible for the construction and operation of the Project.

                                    AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby confirmed and acknowledged), the Parties hereby agree as set forth below. Certain capitalized terms are defined in Section 8(a). Capitalized terms not defined in such Section or otherwise defined in this Agreement are used as defined in the Partnership Agreement.

     1. Assignment. GTM hereby assigns and transfers to (a) Valero Investments a 99% limited partner interest in each of Valero CHOPS I and Valero CHOPS II, and (b) VCSC a 100% member interest in Valero CHOPS GP. To the extent necessary under the CHOPS partnership agreement, GTM CHOPS hereby consents to such assignments and transfers and acknowledges that each of Valero CHOPS I and Valero CHOPS II owns a 25% general partner interest in CHOPS.

     2. Participation Fee. In consideration for the assignments and transfers set forth in Section 1, Valero will pay (or will cause Valero CHOPS I and Valero CHOPS II to pay) to GTM

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         (or its designee) a total of $35 million (the "Participation Fee") in the following manner and subject to the following conditions:

                  (a) By wire transfer of immediately available funds to GTM's designated account, Valero will pay (or cause to be paid to) GTM $19 million (the "Initial Payment") contemporaneously with the execution and delivery of this Agreement;

                  (b) Valero will pay (or cause to be paid to) GTM an additional $5 million (the "Second Payment") within two Business Days after the Initial Facilities are Fully Operational (as evidenced by notification from the Construction Manager pursuant to Section 9.18 of the Construction Agreement); and

                  (c) Valero will pay (or cause to be paid to) GTM an additional $11 million (the "Third Payment") on the earlier of (i) December 31, 2006 and (ii) two Business Days after the 30th consecutive day that the Project has delivered at least 300,000 barrels of Oil per day (in the aggregate) to all delivery points, as evidenced by notification from the Operator pursuant to Section 9.15 of the Operating Agreement.

     3.  Additional Payments; True-Up Adjustment.

                  (a) In addition to the Participation Fee, Valero will pay (contemporaneously with the execution and delivery of this Agreement by wire transfer of immediately available funds to GTM's designated account) to GTM $50,835,548.20 (the "Capital Contribution Estimate"), which is 50% of the most recent estimate (dated June 23, 2003) of the aggregate amount expended by GTM and its subsidiaries with respect to CHOPS.

                  (b) Within 30 days after the date of this Agreement, GTM may deliver to Valero a written certificate (the "True-Up Certificate"), signed by an officer of GTM, setting forth in reasonable detail GTM's calculation of 50% of the actual aggregate amount expended by GTM and its subsidiaries through the date of this Agreement and contributed to CHOPS (the "GTM Post-Closing Calculation Amount"). If GTM does not deliver the True-Up Certificate within such 30-day period, then the Capital Contribution Estimate will be deemed to be correct and no further payments will be required of Valero under this Section 3(b). If GTM timely delivers the True-Up Certificate and the GTM Post-Closing Calculation Amount is greater than the Capital Contribution Estimate, Valero will pay the difference to GTM within five days after its receipt of such certificate. If GTM timely delivers the True-Up Certificate and the Capital Contribution Estimate is greater than the GTM Post-Closing Calculation Amount, GTM will pay the difference to Valero within five days after it delivers such certificate. If Valero, in reasonable good faith, believes that the GTM Post-Closing Calculation Amount is materially incorrect and delivers notice thereof within 60 days after it receives the True-Up Certificate, Valero may audit all such records, invoices, agreements, and other information and data associated with any CHOPS Agreement in order to verify or refute such amount; provided, that Valero provides GTM with no less than five
         (5) days written notice of its intent to conduct such audit which, in any case, must be completed within three months after such notice is received by GTM; and provided further, that Valero will be responsible for all of its own costs associated with any routine audit; and provided

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         further, however, that if the audit reduces the GTM Post-Closing
         Calculation Amount by more than $500,000.00, GTM will reimburse Valero within five (5) days after receiving the results of such audit for its reasonable costs and expenses associated with such audit. Valero will make every reasonable effort to conduct any such audit in a manner which will result in a minimum of inconvenience to GTM and GTM will cooperate in good faith with Valero in any such audit.

     4. Related Agreements. Concurrent with the execution hereof, the Parties shall enter into (or cause their respective Subsidiaries and Affiliates to enter into) the following agreements, in the forms mutually acceptable to the Parties (together with this Agreement, the "Project Agreements"):

                  (a) the Partnership Agreement to be executed and delivered by GTM CHOPS, Valero CHOPS I and Valero CHOPS II;

                  (b) the Construction Agreement to be entered into by and between Manta Ray and CHOPS;

                  (c) the Operating Agreement to be entered into by and between Manta Ray and CHOPS;

                  (d) the SS 332B Platform Space Agreements (each, a "SS 332B Platform Agreement") to be entered into by and between (i) Manta Ray and CHOPS and (ii) Valero Marketing and Supply Company and CHOPS;

                  (e)      the Capital Contribution Performance Guaranties; and

                  (f) the Pipeline Connection Agreement (the "Connection Agreement") to be entered into by and between CHOPS and Valero Refining
         - Texas, L.P., a wholly-owned, indirect subsidiary of Valero.

     5. Representations and Warranties of GTM, GTM CHOPS, and Manta Ray. Except as otherwise specifically limited or restricted in this Section 5, the GTM Companies, jointly and severally, represent and warrant to Valero, Valero Investments, and VCSC that each of the following statements is true and correct on and as of the Effective Date.

                  (a) Existence and Good Standing. Each of the GTM Companies is duly formed and validly existing and in good standing under the Laws of its state or jurisdiction of formation, with power and authority to carry on the business in which it is engaged and, as the case may be, to enter into and perform its respective obligations under each Project Agreement to which it is a party. GTM CHOPS and Manta Ray are wholly-owned (direct or indirect) Subsidiaries of GTM. Each of Valero CHOPS I and Valero CHOPS II is duly formed and validly existing and in good standing under the Laws of the state of Delaware, its jurisdiction of formation, with power and authority to own its interest in CHOPS and to perform its respective obligations under the CHOPS partnership agreement. Valero CHOPS GP is duly formed and validly existing and in good standing under the Laws of the state of Delaware, its jurisdiction of formation, with power and authority to own the 1% general partner interest in each of Valero CHOPS I

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         and Valero CHOPS II. Valero CHOPS GP was formed in Delaware on June 20,
         2003 and each of Valero CHOPS I and Valero CHOPS II were formed in Delaware on June 20, 2003.

                  (b) Authorization. The execution and delivery of each Project Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by all requisite partnership, corporate, limited liability company or other similar action of each GTM Company that is a party thereto.

                  (c) No Conflicts. The execution and delivery of each Project Agreement by each GTM Company that is a party thereto do not, and consummation of the transactions contemplated hereby and thereby will not, (i) violate any of the provisions of the organizational documents of any of the GTM Companies or the Acquired Companies, (ii) contravene, conflict with, or result in a violation or breach of any material provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify any material agreement pursuant to which any of the GTM Companies or the Acquired Companies or any of their respective property is bound (including the Producer Agreements), or (iii) contravene, conflict with, result in a violation of, or give any Governmental Authority or other Person the right to challenge any of the subject, material transactions or to exercise any remedy or obtain any relief under, any applicable Laws.

                  (d) Enforceability. Each Project Agreement is valid, binding and enforceable against each GTM Company that is a party thereto in accordance with its terms, subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors' rights and general principles of equity (whether applied in a Proceeding in a court of law or equity).

                  (e) Financial, Schedule and Budget Information. Schedule 5(e) sets forth the material financial projections, construction budget, and construction schedule for the Project as of June 23, 2003 (which information, to the GTM Companies' Knowledge, has not been materially adversely impacted from such date through the date of this Agreement). To the Knowledge of the GTM Companies, the information described on Schedule 5(e) was prepared by the GTM Companies or their representative(s) in good faith based upon assumptions believed by such GTM Company to be reasonable at the time provided; provided, that the Parties acknowledge that the financial information and construction budgets and schedules described on Schedule 5(e) contain estimates of future events and occurrences and may not result or occur as estimated.

                  (f) No Litigation. There is no action, suit, investigation, arbitration, grievance or proceeding pending against, or to the Knowledge of the GTM Companies threatened against, any of the GTM Companies that is reasonably related to the Project and that could reasonably be expected, individually or in the aggregate, to result in a material adverse effect on (i) the consolidated financial condition, operations or business of the GTM Companies (other than the GTM Disclosed Matters) or any of the GTM Companies' ability to perform its respective obligations (as applicable) under any Project Agreement to which it is a party, (ii) CHOPS or (iii) the Project, and to the Knowledge of

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         the GTM Companies, there are no existing facts or circumstances
         (including any claims or demands) related to the Project that reasonably would be expected to result in any of the foregoing. There is no action, suit, investigation, arbitration, grievance or proceeding pending against, or to the Knowledge of the GTM Companies threatened against, any of the Acquired Companies and there are no existing facts or circumstances (including any claims or demands) related to the Acquired Companies that reasonably would be expected to result in any such action, suit, investigation, arbitration, grievance or proceeding.

                  (g) No Orders. There are no material orders, judgments, injunctions or decrees of any Governmental Authority related to CHOPS or the Project and with respect to which any of the GTM Companies or CHOPS has been named or is a party or, to the Knowledge of the GTM Companies, is reasonably likely to be named a party. There are no orders, judgments, injunctions or decrees of any Governmental Authority related to the Acquired Companies or with respect to which any of the Acquired Companies has been named or is a party or, to the Knowledge of the GTM Companies, is reasonably likely to be named a party.

                  (h)      Producer Agreements. Each of the Producer Agreements
         (i) was duly authorized, executed and delivered by GTM and CHOPS to which it was a party, and (ii) to the Knowledge of the GTM Companies, was authorized, executed and delivered by each Person party thereto that is not an Affiliate of GTM. Neither GTM nor CHOPS is in violation or breach of any of its material obligations under any Producer Agreement in a manner that (A) would entitle any counterparty to such Producer Agreement to terminate or materially modify such Producer Agreement, or (B) could reasonably be expected to have a material adverse effect on the consolidated financial condition, operations, or business of the GTM Companies or any of the GTM Companies' ability to perform its respective obligations (as applicable) under any Project Agreement to which it is a party. Schedule 5(h) includes (1) correct and complete copies of the Producer Agreements, and (2) a complete list of all of the CHOPS Agreements, which are the only agreements to which CHOPS is party or by which any of CHOPS' assets are bound.

                  (i) No Brokers. There is no investment banker, broker, finder or other such intermediary which has been retained by, or is authorized to act on behalf of, any GTM Company or Acquired Company with respect to the transactions contemplated by the Project Agreements.

                  (j) Poseidon and Other Offshore Pipeline Opportunities. Neither GTM nor any of its Affiliates has any obligation to offer or otherwise make available to Poseidon Oil Pipeline Company, L.L.C. ("Poseidon") business opportunities with respect to the offshore oil pipeline industry ("Opportunities") other than such obligations as are set forth in the Poseidon limited liability company agreement, a correct and complete copy of which has been delivered to Valero. The obligations of GTM and its Subsidiaries to offer or otherwise make available to any Person other than Poseidon or CHOPS any Opportunities located or to be located in the Gulf of Mexico are set forth on
         Schedule 5(j).

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                  (k)      Sufficiency of Contracts. The CHOPS Agreements
         include all of the assets, contracts, and contract rights of the GTM Companies, as well as their respective Affiliates, with respect to the Project other than the rights and obligations (i) under this Agreement and the Partnership Agreement, (ii) as Construction Manager and Operator under the Construction Agreement and the Operating Agreement, respectively, (iii) under the applicable SS 332B Platform Agreement,
         (iv) under the applicable Capital Contribution Performance Guaranty,
         (v) under the Assignment, (vi) under the Supplementary Agreement dated June 23, 2003 by and among GTM, BP and Mardi Gras Transportation System Inc., (vii) under the Supplementary Agreement dated June 23, 2003 by and among GTM and BHP and (viii) under the Supplementary Agreement dated June 23, 2003 by and among GTM and Unocal.

                  (l) Permits. Schedule 5(l) sets forth (i) the permits, licenses and approvals from Governmental Authorities and rights-of-way and other easements or property rights that any of the GTM Companies (or one or more of their respective Affiliates) has secured for the construction and operation of CHOPS and (ii) to the Knowledge of the GTM Companies, all other material permits, licenses and approvals from Governmental Authorities and rights-of-way and other easements or property rights (A) necessary for the construction and operation of CHOPS, as such construction and operation is presently contemplated, and (B) the absence of which would materially delay (from the schedule attached as Schedule 5(e)) or prevent the Initial Facilities from being Fully Operational.

                  (m) Manta Ray. Manta Ray has or has access to the requisite financial ability, skills, experience, personnel, qualifications, and capacity to perform, provide, or arrange for each of the services to be provided under the Construction Agreement and Operating Agreement, and no GTM Company is aware of any facts, circumstances, or occurrences that will or would be reasonably likely to prevent or inhibit Manta Ray's performance of its obligations under the Construction Agreement or the Operating Agreement.

                  (n) Insolvency. None of the GTM Companies is Insolvent and none of the GTM Companies nor any of their respective Subsidiaries will become Insolvent as a result of the consummation of the transactions contemplated herein. There are no proceedings pending (or, to the GTM Companies' Knowledge, threatened) by any creditors of any of the GTM Companies or any of their respective Subsidiaries under the Bankruptcy Code.

                  (o) CHOPS Assets. The assets assigned to CHOPS pursuant to the Assignment were assigned to CHOPS free of any lien, encumbrance, charge, claim, covenant, equitable interest, security interest, right of first refusal or other similar restriction, and all such assets are free of any such liens, encumbrances, charges, claims, covenants, equitable interests, security interests, rights of first refusal or other similar restrictions, as of the Effective Date.

                  (p)      Valero Partnership Interest and Acquired Companies.

                           (i)      Immediately prior to the assignment in
                  Section 1, (i) GTM CHOPS, Valero CHOPS I and Valero CHOPS II were the only partners in

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                  CHOPS, (ii) GTM CHOPS owned (beneficially and of record) a 50%
                  Partnership Interest, free and clear of all liens encumbrances, charges, claims, covenants, equitable interests, security interests, rights of first refusal or other similar restrictions and (iii) each of Valero CHOPS I and Valero CHOPS II owned (beneficially and of record) a 25% Partnership Interest, free and clear of all liens encumbrances, charges, claims, covenants, equitable interests, security interests, rights of first refusal or other similar restrictions. GTM has delivered to Valero correct and complete copies of the organizational documents of CHOPS and each Acquired Company as in effect immediately prior to such assignment.

                           (ii)     Immediately prior to the assignment in
                  Section 1, (i) GTM and Valero CHOPS GP were the only partners in either of Valero CHOPS I and Valero CHOPS II, and GTM was the sole member of Valero CHOPS GP, (ii) GTM owned (beneficially and of record) a 99% limited partnership interest in each of Valero CHOPS I and Valero CHOPS II, free and clear of all liens encumbrances, charges, claims, covenants, equitable interests, security interests, rights of first refusal or other similar restrictions, (iii) GTM owned (beneficially and of record) a 100% membership interest in Valero CHOPS GP, free and clear of all liens encumbrances, charges, claims, covenants, equitable interests, security interests, rights of first refusal or other similar restrictions and (iv) Valero CHOPS GP owned (beneficially and of record) a 1% general partnership interest in each of Valero CHOPS I and Valero CHOPS II, free and clear of all liens encumbrances, charges, claims, covenants, equitable interests, security interests, rights of first refusal or other similar restrictions.

                           (iii)    All of the issued and outstanding
                  partnership interests or membership interests, as applicable, of each Acquired Company have been duly authorized, are validly issued, fully paid and (except as otherwise required by the Delaware Limited Liability Company Act and Delaware Revised Uniform Limited Partnership Act) non-assessable, and were issued in compliance with all applicable state and federal Laws. Other than Valero's rights under this Agreement, no Person has any equitable or contractual right of any kind or character to acquire any membership interest, partnership interest or other equity interest in any Acquired Company. There are no agreements of any kind or character with respect to the voting of any of the membership interests or partnership interests, as applicable, of any Acquired Company.

                           (iv) Other than (A) the 1% general partner interest in each of Valero CHOPS I and Valero CHOPS II owned by Valero CHOPS GP and (B) the Valero Partnership Interest, no Acquired Company (1) owns any equity interest of any kind or character in any Person or (2) owns any assets.

                           (v) Other than (A) with respect to Valero CHOPS GP, obligations arising solely from (1) its status as general partner of either Valero CHOPS I or Valero CHOPS II or (2) the limited partnership agreement of Valero CHOPS I or Valero CHOPS II and (B) with respect to each of Valero CHOPS I and Valero CHOPS II, obligations arising solely from (1) its status as a general partner of

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                  CHOPS or (2) the partnership agreement of CHOPS, no Acquired
                  Company has any liabilities or obligations of any kind or character and no Acquired Company is party to any contract of any kind or character.

                  (q) CHOPS Obligations. CHOPS has no obligations or liabilities of any kind or character other than (i) obligations under the CHOPS Agreements, (ii) obligations under the Construction Agreement and the Operating Agreement, (iii) obligations under the Platform Space Agreements, and (iv) obligations under the Connection Agreement.

     6. Representations and Warranties of Valero. Except as otherwise specifically limited or restricted in this Section 6, Valero represents and warrants to the GTM Companies that each of the following statements is true and correct on and as of the Effective Date.

                  (a) Existence and Good Standing. Each of Valero and the Valero Subs is duly formed and validly existing and in good standing under the Laws of its state or jurisdiction of formation, with power and authority to carry on the business in which it is engaged and, as the case may be, to enter into and perform its respective obligations under each Project Agreement to which it is a party.

                  (b) Authorization. The execution and delivery of each Project Agreement to which it is party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by all requisite corporate action of Valero.

                  (c) No Conflicts. The execution and delivery of each Project Agreement to which it is party by Valero do not, and consummation of the transactions contemplated hereby and thereby will not, (i) violate any of the provisions of Valero's (or any Valero Sub's) organizational documents, (ii) contravene, conflict with, or result in a violation or breach of any material provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify any material agreement pursuant to which Valero, any Valero Sub or any of their respective property is bound, or (iii) contravene, conflict with, result in a violation of, or give any Governmental Authority or other Person the right to challenge any of the subject, material transactions or to exercise any remedy or obtain any relief under, any applicable Laws.

                  (d) Enforceability. Each Project Agreement to which it is party is valid, binding and enforceable against Valero in accordance with its terms, subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors' rights and general principles of equity (whether applied in a Proceeding in a court of law or equity).

                  (e) No Litigation. There is no action, suit, investigation, arbitration, grievance or proceeding pending against, or to Valero's Knowledge threatened against, Valero (other than the Valero Disclosed Matters) or any Valero Sub that is reasonably related to the Project and that could reasonably be expected, individually or in the aggregate, to result in a material adverse effect on (i) the consolidated financial condition,

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         operations or business of Valero or on its ability to perform its obligations (as applicable) under any Project Agreement to which it is a party, (ii) CHOPS, or (iii) the Project, and to Valero's Knowledge, there are no existing facts or circumstances (including any claims or demands) related to the Project that reasonably would be expected to result in any of the foregoing.

                  (f) No Orders. There are no material orders, judgments, injunctions or decrees of any Governmental Authority related to CHOPS or the Project and with respect to which Valero or any Valero Sub has been named or is a party or, to Valero's Knowledge, is reasonably likely to be named a party.

                  (g) No Brokers. There is no investment banker, broker, finder or other such intermediary which has been retained by, or is authorized to act on behalf of, Valero or any Valero Sub with respect to the transactions contemplated by the Project Agreements.

                  (h) Opportunities. The obligations of Valero and its Affiliates to offer or otherwise make available to any Person other than CHOPS any Opportunities located or to be located in the Gulf of Mexico are set forth on Schedule 6(h).

     7.  Indemnification.

                  (a) Valero, on one hand, and the GTM Companies, on the other, (each being referred to as an "Indemnitor") each will release, defend (upon any Indemnitee's request), indemnify and hold harmless the other, its successors, assigns, directors, employees, Subsidiaries, Affiliates, representatives, and agents (collectively, the "Indemnitee"), from and against each and every Loss that results from, arises out of, or is attributable in any way to any of the following:

                           (i) claims with respect to brokers, finders and agents' fees and commissions in connection with the transaction contemplated in this Agreement or the Partnership Agreement asserted by any Person on the basis of any statement, instrument or agreement alleged to have been made by the Indemnitor; or

                           (ii) subject to Section 7(b), any breach in any material respect of any representation or warranty made by the Indemnitor in this Agreement.

                  (b) Notwithstanding anything to the contrary in this Agreement, no Indemnitor will have any obligation to any Indemnitee with respect to Losses as a result of breaches of representations or warranties hereunder unless (i) the aggregate amount of Losses suffered by all applicable Indemnitees as a result of breaches of representations or warranties hereunder exceeds or is reasonably expected to exceed $50,000, in which case only the excess will be subject to indemnification under this Agreement, and (ii) written notice of such Loss, in reasonable detail, is delivered to the applicable Indemnitor (in accordance with Section 8(f)) within two years after the date on which the Initial Facilities are Fully Operational. The Indemnitor will have 30 days from its receipt of such a written notice from an applicable Indemnitee asserting a claim for indemnification hereunder (a "Claim") either to (a) admit liability for such Claim, or (b) dispute the

         Claim. At a minimum, any such written notice will describe in reasonable detail the nature of the Claim, an estimate of the amount of damages attributable to such Claim and the basis for the request for indemnification hereunder. If the Indemnitor receiving such notice of Claim (1) does not notify the Indemnitee sending such notice within such 30-day period or (2) disputes the Claim by written notice to the Indemnitee, the Indemnitee sending such notice of Claim may submit the Claim for arbitration in accordance with the arbitration provisions set forth in Exhibit D of the Partnership Agreement (as in effect on the date hereof). Payment of all amounts owing by an Indemnitor pursuant to this Section 7(b) will be made no later than the later of (i) the expiration of the 30-day period referenced above or (ii) within 30 days after the applicable arbitration decision has become final.

                  (c)      CHOPS Agreement Matters.

                           (i)      Valero. Valero assumes 50% of the
                  obligations of the GTM Companies under the CHOPS Agreements. Valero agrees to contribute to, and to INDEMNIFY, DEFEND (upon request) AND HOLD HARMLESS, the GTM Companies for 50% of all Losses (including any liquidated damages contemplated under the Producer Agreements) incurred by the GTM Companies (A) with respect to any claim made by any Person that is a party to a CHOPS Agreement (other than GTM and its Affiliates) or
                  (B) as required under any CHOPS Agreement; provided, however, that GTM will be solely responsible for, and Valero will have no obligation or responsibility under this Section 7(c)(i) with respect to, any Losses arising out of, resulting from or related to (1) the termination of the Construction Agreement or the Operating Agreement (other than as a result of a breach by CHOPS) or (2) the gross negligence or willful misconduct (which expressly includes any intentional breach of a material obligation contained in the Construction Agreement or the Operating Agreement) by the Construction Manager or the Operator.

                           (ii) The GTM Companies, jointly and severally, agree to contribute to, and to INDEMNIFY, DEFEND (upon request) AND HOLD HARMLESS, Valero (A) to the extent that Valero suffers more than 50% of all Losses (including any liquidated damages) incurred with respect to any claim made by any Person that is a party to a CHOPS Agreement (other than CHOPS) and (B) as required under any CHOPS Agreement.

     8.  Miscellaneous.

                  (a) Definitions. The following capitalized terms have the following meanings:

                  "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. Section. 101, et seq., or any successor statutes or laws.

                  "BP" means BP Exploration & Production Inc., a Delaware corporation.

                  "BHP" means BHP Billiton Petroleum (Deepwater) Inc.

                  "Capital Contribution Performance Guaranties" means both that certain Performance Guaranty Agreement entered into by and between GTM CHOPS, as beneficiary, and Valero, as guarantor, concurrently with this Agreement (including any schedules, exhibits or attachments thereto), and that certain Performance Guaranty Agreement entered into by and between Valero CHOPS I and Valero CHOPS II, as beneficiaries, and GTM, as guarantor, concurrently with this Agreement (including any schedules, exhibits or attachments thereto), in both cases, as amended, restated, supplemented or otherwise modified from time to time.

                  "CHOPS Agreements" means the Producer Agreements and (including all schedules, exhibits and attachments to each such agreement and as each such agreement is amended, restated, supplemented or otherwise modified from time to time) each of the agreements, purchase orders and work requests listed on Schedule 5(h).

                  "Construction Agreement" means that certain Construction Management Agreement initially entered into by and between Manta Ray and CHOPS concurrently with this Agreement (including any schedules, exhibits or attachments thereto), as amended, restated, supplemented or otherwise modified from time to time.

                  "Fully Operational" has the meaning given such term in the Construction Agreement.

                  "GTM Disclosed Matters" means the actions, suits and proceedings and the environmental and intellectual property matters disclosed in (a) GTM's report on Form 10-K for the fiscal year ended December 31, 2002 and GTM's report on Form 10-Q for the fiscal period ended March 31, 2003, in each case as filed with the Securities and Exchange Commission, or (b) otherwise disclosed in writing to Valero prior to the execution and delivery of this Agreement.

                  "Insolvent" means (i) a Person is unable to pay their debts or other obligations as they become due; or (ii) the sum of a Person's debts are in excess of the aggregate fair valuation of such Person's assets.

                  "Knowledge" means as follows: an individual will be deemed to have "Knowledge" of a particular fact or other matter if such individual is aware of such fact or other matter at the time of determination after such individual made a reasonable inquiry of each of his or her direct reports as to whether any of them possess the requisite Knowledge of the subject matter in question. "Knowledge" with respect to the GTM Companies shall be limited to the Knowledge of the persons listed on Schedule 8 (a) to this Agreement. "Knowledge" with respect to Valero shall be limited to the Knowledge of the persons listed on Schedule 8 (b) to this Agreement.

                  "Operating Agreement" means that certain Operation and Management Agreement initially entered into by and between Manta Ray and the Partnership concurrently with this Agreement (including any schedules, exhibits and attachments thereto), as amended, restated, supplemented or otherwise modified from time to time.

                  "Producer Agreements" means, including all schedules, exhibits and attachments to each such agreement and as each such agreement is amended, restated, supplemented or otherwise modified from time to time: (i) the Purchase and Sale Agreement dated June 23, 2003 by and among BP, CHOPS and GTM; (ii) the Construction Agreement dated June 23, 2003 by and among BP, Mardi Gras Transportation System Inc., a Delaware corporation, and CHOPS; (iii) the Offshore Facilities Interconnection, Construction and Operating Agreement dated June 23, 2003 among Caesar Oil Pipeline Company, LLC, a Delaware limited liability company, Manta Ray, CHOPS and GTM; (iv) the Purchase and Sale Agreement dated June 23, 2003 by and among BHP and CHOPS; (v) the Purchase and Sale Agreement dated June 23, 2003 by and among Unocal and CHOPS; and (vi) the Liquidated Damages Letter Agreement dated June 23, 2003 by and between GTM and CHOPS.

                  "Unocal" means Unocal Oil Company of California, a California corporation.

                  "Valero Disclosed Matters" means the actions, suits and proceedings and the environmental and intellectual property matters disclosed in (a) Valero's report on Form 10-K for the fiscal year ended December 31, 2002 and Valero's report on Form 10-Q for the fiscal period ended March 31, 2003, in each case as filed with the Securities and Exchange Commission, or (b) otherwise disclosed in writing to GTM prior to the execution and delivery of this Agreement.

                  "Valero Investments" means Valero Unit Investments, L.L.C., a Delaware limited liability company and wholly-owned, indirect subsidiary of Valero.

                  "Valero Subs" means Valero Investments and VCSC.

                  "VSCS" means Valero Corporate Services Company, a Delaware corporation and wholly-owned, indirect subsidiary of Valero.

                  (b) Waiver. Neither action taken (including any investigation by or on behalf of any Party) nor inaction pursuant to this Agreement, will be deemed to constitute a waiver of compliance with any representation, warranty, covenant or agreement contained herein by the Party not committing such action or inaction. A waiver by any Party of a particular right, including breach of any provision of this Agreement, will not operate or be construed as a subsequent waiver of that same right or a waiver of any other right.

                  (c) Counterparts. This Agreement may be executed in multiple counterparts, each of which, when executed, will be deemed an original, and all of which will constitute but one and the same instrument.

                  (d) Binding Effect. This Agreement will be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and assigns.

                  (e) Governing Law. This Agreement will be construed, interpreted, and governed by and according to, the Laws of the State of Texas, excluding any conflict or choice of Law rules or principles which, if applied, might permit or require the application of the Laws of another jurisdiction.

                  (f) Notices. Except as otherwise expressly provided in this Agreement to the contrary, any notice required or permitted to be given under this Agreement will be in writing (including telex, facsimile, telecopier or similar writing) and sent to the address of the Party set forth below, or to such other more recent address of which the sending Party actually has received written notice:

         If to any of the GTM Companies, to:

                           [Name of Specified Entity]
                           Attn: President
                           Four Greenway Plaza
                           Houston, Texas 77046
                           Telephone: (832) 676-6152
                           Fax: (832) 676-1665

         With a copy to (if not the original recipient):

                           GulfTerra Energy Partners, L.P.
                           Attn: President
                           Four Greenway Plaza
                           Houston, Texas 77046
                           Telephone: (832) 676-6152
                           Fax: (832) 676-1665

         If to Valero, Valero Investments, or VCSC to:

                           [Name of Specified Entity]
                           c/o Valero Energy Corporation
                           Attn: Executive Vice President, Corporate Development One Valero Place
                           San Antonio, Texas 78212
                           Telephone: (210) 370-2146
                           Fax: (210) 370-2270

         With a copy to (if not the original recipient):

                           Valero Energy Corporation
                           Attn: Vice President, Legal Affairs
                           One Valero Place
                           San Antonio, Texas 78212
                           Fax: (210) 370-5889

                  Each such notice, demand or other communication will be effective, if given by registered or certified mail, return receipt requested, as of the third day after the date indicated on the mailing certificate, or if given by any other means, when delivered at the address specified in this Section.

                  (g) Severability. In the event of a direct conflict between the provisions of this Agreement and any applicable Laws, the applicable Laws will control. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other persons or circumstances will not be affected thereby and that provision will be enforced to the greatest extent permitted by applicable Laws.

                  (h) Confidentiality. The Parties agree that this Agreement will be maintained in strict and absolute confidence, except upon prior written notice and with respect to disclosure: (i) pursuant to the sale, disposition or other alienation (directly or indirectly) of a Party's rights and interest in and to this Agreement, (ii) pursuant to the sale or other disposition (directly or indirectly) of all or substantially all of the assets of a Party, (iii) in conjunction with a merger, consolidation, share exchange or other form of statutory reorganization involving a Party, (iv) to lenders, accountants and other representatives of the disclosing Party with a need to know such information, (v) as required to make disclosure in compliance with any applicable Law, rules or regulations of any applicable securities exchange or market or this Agreement and its objectives or (vi) to those of a Parties' Affiliates that have a "need to know"; provided that the disclosing Party will be liable for any disclosure by the receiving Person to the extent such disclosure would not be permitted by this Section if made by the disclosing Party.

                  (i) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law will be deemed to refer to such statute or law, as amended, and also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Any reference to a Party will also include such Party's permitted successors and assigns. The words "including," "includes," and "include" will be deemed to be followed by the phrase "without limitation." All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, will include all other genders; the singular will include the plural, and vice versa. All references herein to Exhibits, Schedules, Articles, Sections or subdivisions thereof will refer to the corresponding Exhibits, Schedules, Article, Section or subdivision thereof of this Agreement unless specific reference is made to such exhibits, articles, sections or subdivisions of another document or instrument. The terms "herein," "hereby," "hereunder," "hereof," "hereinafter," and other equivalent words refer to this Agreement in its entirety and not solely to the particular portion of the Agreement in which such word is used.

                  (j) Conflict. In the event of any conflict or inconsistency among the provisions set forth in this Agreement and the Partnership Agreement, the provisions set forth in this Agreement will prevail.

                  (k) Permits, etc. To the extent that any of the same are in the name of any GTM Company, the GTM Companies will (and will cause their Subsidiaries and Affiliates to), as soon as reasonably practicable, (i) to the extent transfer is permitted under applicable Law, transfer to CHOPS any and all permits, licenses, approvals from Governmental Authorities, rights-of-way, easements, real property rights and subcontractor warranties for the construction and operation of the Project or (ii) otherwise, assist CHOPS to obtain the effective benefit of such permits, licenses, approvals, rights-of-way, easements, real property rights or subcontractor warranties.

                  (l) Not a Security. Each party hereto hereby stipulates, acknowledges and agrees that the limited partnership interests and membership interests transferred hereby are not securities under Federal or state law.

                  (m) Claims; Term of the Agreement. Unless a shorter time period is mandated by applicable Law, and subject to the last sentence of this Section 8(m), any and all claims or disputes of any kind or nature whatsoever with respect to the breach or default, or alleged breach or default, of any right, duty, or obligation of any Party that is set forth in this Agreement, including any of the liability and indemnity obligations, must be served on the Party or Parties who are allegedly in breach or default on or before the second anniversary of the date that the Third Payment is received by GTM or its designee (such second anniversary, the "Claims Deadline"), and any claim or dispute in connection with this Agreement that is brought or served after the Claims Deadline shall be forever barred and waived by the Parties. This Section 8(m) will have no effect on the indemnity obligations of Valero or the GTM Companies with respect to the CHOPS Agreements under Section 7(c).

           [The remainder of this page is intentionally left blank.]

         Each Party has caused this Agreement to be executed in its name by an officer thereunto duly authorized as of the date first written above.

                                        VALERO ENERGY CORPORATION

                                        By:    /s/ Michael S. Ciskowski
                                               ---------------------------------
                                        Name:  Michael S. Ciskowski
                                        Title: Executive Vice President

                    Participation Agreement Signature Page 1

                                        GULFTERRA ENERGY PARTNERS, L.P.

                                        By:    /s/ James H. Lytal
                                               ---------------------------------
                                        Name:  James H. Lytal
                                        Title: President

                                        CAMERON HIGHWAY PIPELINE I, L.P.

                                        By:    /s/ James H. Lytal
                                               ---------------------------------
                                        Name:  James H. Lytal
                                        Title: President

                                        MANTA RAY GATHERING COMPANY , L.L.C.

                                        By:    /s/ James H. Lytal
                                               ---------------------------------
                                        Name:  James H. Lytal
                                        Title: President

                    Participation Agreement Signature Page 2

                            PARTICIPATION AGREEMENT
                                  SCHEDULE 5(e)

                             PAGE 1 - CURRENT BUDGET

                            SUMMARY OF COST ESTIMATES

                                                  Committed   Expenditures    CHOPS**     Forecast as of      Variance
                                                    Costs        To Date       Budget        6/6/2003       From Budget
                    Sub-Project                      (M$)         (M$)          (M$)           (M$)             (M$)
=======================================================================================================================
ONSHORE PIPELINES
   Port Neches Route                                10,756        6,102        47,426         48,457          (1,031)
   Texas City Route                                 17,340        6,693        26,582         27,519            (937)
Total Onshore Pipelines                             28,096       12,795        74,008         75,976          (1,968)
====================================================================================================================
NEAR SHORE PIPELINES
   High Island A5 to West of Sabine                 20,370        9,590        25,696         23,677           2,019
   High Island A5 to Bolivar Peninsula              27,135        5,754        30,293         28,671           1,622
Total Near Shore Pipelines                          47,505       15,344        55,989         52,348           3,641
====================================================================================================================
OFFSHORE PIPELINES
   Garden Banks 72 to High Island A5                86,760       18,400        99,689         92,517           7,172
   Ship Shoal 332 to Garden Banks 72                70,752       38,995        78,850         85,937          (7,087)
Total Offshore Pipelines                           157,512       57,395       178,539        178,454              85
====================================================================================================================
OFFSHORE FACILITIES
   High Island A5                                   25,249        4,031        32,101         32,734            (633)
   Garden Banks 72                                   1,332          428         6,021          6,064             (43)
   Ship Shoal 332                                   44,494       11,235        63,450         64,489          (1,039)
Total Offshore Facilities                           71,075       15,694       101,572        103,287          (1,715)
====================================================================================================================
LINE FILL                                                0            0        28,214         28,214               0
====================================================================================================================
SUBTOTAL BEFORE UNBUDGETED ITEMS                   304,188      101,228       438,322        438,279              43
====================================================================================================================
   CONTINGENCY                                         N/A          N/A        19,665         19,665               0
--------------------------------------------------------------------------------------------------------------------
   PRE-AFE COMMITMENTS                                 325
--------------------------------------------------------------------------------------------------------------------
   UNPOSTED JUNE INVOICES                                         6,340
--------------------------------------------------------------------------------------------------------------------
  REIMBURSIBLE UNBUDGETED COSTS (i.e. NSAI,
   S&W, etc.)                                          443          443             0            443            (443)
====================================================================================================================
         PROJECT TOTAL                             304,956      108,011       457,987        458,387            (400)
====================================================================================================================

                            PARTICIPATION AGREEMENT
                                 SCHEDULE 5(e)

                                PAGE 2-SCHEDULE

------------------------------------------------------------------------------------------------------------------------------
  Activity                                                                  Orig              Early          Early    Percent
     ID                   Description                                        Dur              Start         Finish    Complete
------------------------------------------------------------------------------------------------------------------------------
+Onshore Engineering
------------------------------------------------------------------------------------------------------------------------------
                                                                             83w4c          01MAR02 A       21OCT03      53
------------------------------------------------------------------------------------------------------------------------------
+Offshore Engineering
------------------------------------------------------------------------------------------------------------------------------
                                                                              173w          21MAR00 A       11AUG03      86
------------------------------------------------------------------------------------------------------------------------------
+Facility Engineering
                                                                             09w1c          01JAN02 A       20FEB04      12
------------------------------------------------------------------------------------------------------------------------------
+Onshore Permitting - Port Neches
------------------------------------------------------------------------------------------------------------------------------
                                                                             90w2c          13NOV01 A       21AUG03      92
------------------------------------------------------------------------------------------------------------------------------
+Onshore Permitting - Texas City
                                                                             87w4c          08NOV01 A       30JUL03      94
------------------------------------------------------------------------------------------------------------------------------
+Offshore Permitting
------------------------------------------------------------------------------------------------------------------------------
                                                                             59w3c          15APR02 A       13JUL03      90
------------------------------------------------------------------------------------------------------------------------------
+Facility Permitting - HI A5
------------------------------------------------------------------------------------------------------------------------------
                                                                             77w4c          15FEB02 A       25AUG03      35
------------------------------------------------------------------------------------------------------------------------------
+Facility Permitting - GB72
------------------------------------------------------------------------------------------------------------------------------
                                                                              8w2c          06AUG03         03OCT03       0
------------------------------------------------------------------------------------------------------------------------------
+Facility Permitting - SS332
------------------------------------------------------------------------------------------------------------------------------
                                                                               10w          15JUL03         23SEP03       0
------------------------------------------------------------------------------------------------------------------------------
+Procurement Materials - Onshore
------------------------------------------------------------------------------------------------------------------------------
                                                                             38w3c          16JUN03         17MAR04       0
------------------------------------------------------------------------------------------------------------------------------
+Procurement Contracting Onshore
------------------------------------------------------------------------------------------------------------------------------
                                                                             86w3c          13NOV01 A       29AUG03      80
------------------------------------------------------------------------------------------------------------------------------
+Procurement Materials - Offshore
------------------------------------------------------------------------------------------------------------------------------
                                                                             46w4c          03FEB03 A       02JAN04      17
------------------------------------------------------------------------------------------------------------------------------
+Procurement Materials - Pipe & Coating
------------------------------------------------------------------------------------------------------------------------------
                                                                             07w1c          18FEB02 A       24MAR04      52
------------------------------------------------------------------------------------------------------------------------------
+Procurement Contracting - Offshore
------------------------------------------------------------------------------------------------------------------------------
                                                                             98w1c          27MAR02 A       27FEB04      40
------------------------------------------------------------------------------------------------------------------------------
+Procurement Materials - Facilities
------------------------------------------------------------------------------------------------------------------------------
                                                                             96w2c          03APR02 A       23FEB04      48
------------------------------------------------------------------------------------------------------------------------------
+Procurement Contracting - Facility Fabrication
------------------------------------------------------------------------------------------------------------------------------
                                                                               31w          11OCT02 A       30MAY03      99
------------------------------------------------------------------------------------------------------------------------------
+Procurement Contracting - Facility Installation
------------------------------------------------------------------------------------------------------------------------------
                                                                              113w          08APR02 A       22JUN04       7
------------------------------------------------------------------------------------------------------------------------------
+Onshore Construction - Port Neches
------------------------------------------------------------------------------------------------------------------------------
                                                                               33w          02SEP03         22APR04       0
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------
START DATE                         12NOV01
------------------------------------------
FINISH DATE                        07JUL04
------------------------------------------
DATA DATE                          16MAY03
------------------------------------------
RUN DATE                           09JUN03
------------------------------------------
PAGE NUMBER                        1A
------------------------------------------

(C)PRIMAVERA SYSTEMS, INC.

                                 CAMERON HIGHWAY

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(e)

                          PAGE 3 - SCHEDULE (CONTINUED)

Activity                                         Orig           Early       Early     Percent
   ID             Description                    Dur            Start       Finish    Complete
----------------------------------------------------------------------------------------------
+Onshore Construction - Texas City
----------------------------------------------------------------------------------------------
                                                 52w2c        03MAR03 A     22JUN04       0
----------------------------------------------------------------------------------------------
+Offshore Construction - Coastal Port Neches
----------------------------------------------------------------------------------------------
                                                 42W1c        03MAR03 A     29DEC03      25
----------------------------------------------------------------------------------------------
+Offshore Construction - Coastal Texas City
----------------------------------------------------------------------------------------------
                                                 33W4c        03MAR03 A     28OCT03      17
----------------------------------------------------------------------------------------------
+Offshore Construction - 24"
----------------------------------------------------------------------------------------------
                                                 42W2c        04DEC02 A     02OCT03      28
----------------------------------------------------------------------------------------------
+Offshore Construction - 30"
----------------------------------------------------------------------------------------------
                                                 74W4c        24SEP02 A     11MAR04      31
----------------------------------------------------------------------------------------------
+Offshore Risers, Tie-ins & Testing
----------------------------------------------------------------------------------------------
                                                   46W        26JUN03       19MAY04       0
----------------------------------------------------------------------------------------------
+Facility Construction - HIA5
----------------------------------------------------------------------------------------------
                                                   68W        12MAR03 A     17JUL04      13
----------------------------------------------------------------------------------------------
+Facility Construction - GB72
----------------------------------------------------------------------------------------------
                                                   19W        03OCT03       17FEB04       0
----------------------------------------------------------------------------------------------
+Facility Construction - SS332
----------------------------------------------------------------------------------------------
                                                 68w3c        17FEB03 A     17JUN04      12
----------------------------------------------------------------------------------------------
+Project Closeout
----------------------------------------------------------------------------------------------
                                                     0        16JUN04       16JUN04(*)    0
----------------------------------------------------------------------------------------------

START DATE       12NOV01
FINISH DATE      07JUL04
DATA DATE        16MAY03
RUN DATE         09JUN03
PAGE NUMBER      2A

  (C) PRIMAVERA SYSTEMS, INC.

                                 CAMERON HIGHWAY

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(e)

                      PAGE 4 - LIST OF OPERATIONAL REPORTS

Cameron Hwy Monthly Report 001-Jan02 REV1

Cameron Hwy Monthly Report 002-Feb02

Cameron Hwy Monthly Report 003-Mar02

Cameron Hwy Monthly Report 004-Apr02

Cameron Hwy Monthly Report 005-May02

Cameron Hwy Monthly Report 006-Jun02

Cameron Hwy Monthly Report 007-Jul02

Cameron Hwy Monthly Report 008-Aug02

Cameron Hwy Monthly Report 009-Sep02

Cameron Hwy Monthly Report 010-Oct02

Cameron Hwy Monthly Report 011-Nov02

Cameron Hwy Monthly Report 012-Dec02

Cameron Hwy Monthly Report 013-Jan03

Cameron Hwy Monthly Report 014-Feb03

Cameron Hwy Monthly Report 015-Mar03

Cameron Hwy Monthly Report 016-Apr03

Cameron Hwy Monthly Report 017-May03

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(h)
                                     PAGE 1

                             CONSTRUCTION CONTRACTS

Contract #     Date Issued      Contractor               Description of Work            Activity     Resource Type  Contract Amount
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    $
------------------------------------------------------------------------------------------------------------------------------------
    001 Total     Dec-01    Horizon               Environmental Services              Environmental  OPIPE                  306,152
------------------------------------------------------------------------------------------------------------------------------------
    002 Total     Mar-02    Wortech               Port Neches Onshore Survey          Other          Contr                  379,550
------------------------------------------------------------------------------------------------------------------------------------
    003 Total     Apr-02    Horizon               Environmental Services              Environmental  OPIPE                  720,000
------------------------------------------------------------------------------------------------------------------------------------
    004 Total     Jun-02    Thales                Route Survey                        Other          Contr                  288,823
------------------------------------------------------------------------------------------------------------------------------------
    005 Total     Jun-02    General Land Office   ROW Easement - State Land           Land-Rights    Land                   153,361
------------------------------------------------------------------------------------------------------------------------------------
    006 Total     Jul-02    L.J. Capozzoli        Geotechnical Evaluation - PN        Engineering    Contr                  137,000
------------------------------------------------------------------------------------------------------------------------------------
    007 Total     Aug-02    Allseas               Installation of Offshore Pipelines  Construction   Contr               62,906,217
------------------------------------------------------------------------------------------------------------------------------------
    008 Total     Aug-02    Horizon Offshore      Installation of Offshore Pipelines  Construction   Contr               23,741,624
------------------------------------------------------------------------------------------------------------------------------------
    009 Total     Aug-02    L.J. Capozzoli        Geotechnical Evaluation - TC        Engineering    Contr                  148,000
------------------------------------------------------------------------------------------------------------------------------------
EPN-OP-03-006
        Total     Dec-02    Gulf Island           Fabrication of SS332B Jacket        Construction   Plat                10,943,345
------------------------------------------------------------------------------------------------------------------------------------
EPN-OP-03-007
        Total     Dec-02    Dynamic Industries    Fabrication of SS332B Deck          Construction   Deck                10,130,000
------------------------------------------------------------------------------------------------------------------------------------
EPN-OP-03-007
     A1 Total     Jun-03    Dynamic Industries    SS332-A Revisions (Equip Removal)   Construction   Deck                   541,830
------------------------------------------------------------------------------------------------------------------------------------
    011 Total     Dec-02    Dynamic Industries    Fabrication of HIA5C Deck           Construction   Deck                10,130,000
------------------------------------------------------------------------------------------------------------------------------------
    012 Total     Dec-02    Excel Engineering     Design CVA Services                 Engineering    Plat                    25,000
------------------------------------------------------------------------------------------------------------------------------------
    013 Total     Mar-03    Unifab                Fabrication of HI A5C Jacket        Construction   Plat                   500,000
------------------------------------------------------------------------------------------------------------------------------------
    014 Total     Apr-03    Heerema               Installation of SS332B Jacket       Construction   Facil                  250,000
------------------------------------------------------------------------------------------------------------------------------------
    015 Total     Apr-03    Sunland Construction  Galveston Bay Segment               Construction   Contr                8,589,545
------------------------------------------------------------------------------------------------------------------------------------
  008 A Total     Jun-03    Horizon Offshore      Amendment - Added Scope             Construction   Contr                6,416,241
------------------------------------------------------------------------------------------------------------------------------------
  Grand Total                                                                                                       $   136,306,688
------------------------------------------------------------------------------------------------------------------------------------

         - Letter Agreement dated March 12, 2003 among Atlantis Offshore, LLC, Manta Ray Offshore Gathering Company, L.L.C. and Manta Ray

         - Premcor Letter Agreement dated April 8, 2003 between The Premcor Refining Group Inc. and Manta Ray

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(h)
                                     PAGE 2

                                  WORK REQUESTS

    Date                                                                                                   Resource    Request
   Issued               Contractor                       Description of Work                Activity         Type      Amount
--------------------------------------------------------------------------------------------------------------------------------
   May-03             Corrpro Total                  Cathodic Protection design           Engineering       Contr    $    50,000
--------------------------------------------------------------------------------------------------------------------------------
   Oct-02           Fugro/Chance Total                     Geotech Survey                 Engineering        Plat         50,000
--------------------------------------------------------------------------------------------------------------------------------
   Mar-03      Global X-Ray & Testing Total            Non-destructive testing             Inspection       Contr        175,000
--------------------------------------------------------------------------------------------------------------------------------
   Jun-02       Guion, Huff & Assoc Total               Project Mgmt Services          Contract Services    Contr        130,000
--------------------------------------------------------------------------------------------------------------------------------
   Varies        ITI Anti-Corrosion Total              Mill/Coating Inspection             Inspection       Opipe      2,144,500
--------------------------------------------------------------------------------------------------------------------------------
   Varies    J. Connor Consulting, Inc. Total         Worst Case Spill Analysis           Land-Rights       Opipe         15,000
--------------------------------------------------------------------------------------------------------------------------------
   Oct-02         J.Chance Marine Total               Survey - Gal Bay Reroute               Other          Contr         42,000
--------------------------------------------------------------------------------------------------------------------------------
   Varies           John Chance Total                      Survey Services                   Other          Contr        719,700
--------------------------------------------------------------------------------------------------------------------------------
   Jan-03               MMS Total                              Permit                     Land-Rights       Opipe         31,750
--------------------------------------------------------------------------------------------------------------------------------
   Varies            Mustang Total #1              Onshore & Galv Bay Engineering         Engineering       Contr        590,000
--------------------------------------------------------------------------------------------------------------------------------
   Varies      Mustang Engineering Total #2     Facilities Engineering & CM Services      Engineering       Facil      3,080,000
--------------------------------------------------------------------------------------------------------------------------------
   Varies               PCS Total                Project Mgmt Services / Engineering      Engineering       Contr      3,906,901
--------------------------------------------------------------------------------------------------------------------------------
   Jun-02      Petro-Marine/BCI Engr Total             Structural Engineering             Engineering        Plat         60,000
--------------------------------------------------------------------------------------------------------------------------------
   Aug-02       Sunland Construction Total               Road Easement work               Land-Rights        Land         25,000
--------------------------------------------------------------------------------------------------------------------------------
   Apr-02       Thales Geosolutions Total                  Offshore Survey                   Other          Contr        172,998
--------------------------------------------------------------------------------------------------------------------------------
   Varies       Wilcrest Inspection Total                 Survey Inspection                Inspection       Opipe         23,000
--------------------------------------------------------------------------------------------------------------------------------
                       Grand Total                                                                                   $11,215,849
--------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(h)
                                     PAGE 3

                                PURCHASE ORDERS

             Date                                                                 Alliance       PO
  PO #      Issued             Vendor                      Description              (?)        Amount
---------------------------------------------------------------------------------------------------------
006 Total   Jun-02             Welspun                        Pipe                    N      $ 18,570,058
---------------------------------------------------------------------------------------------------------
007 Total   Jun-02              Napa                          Pipe                    N        63,246,891
---------------------------------------------------------------------------------------------------------
008 Total   Jun-02              Stupp                         Pipe                    N        23,774,775
---------------------------------------------------------------------------------------------------------
011 Total   Jul-02          Bayou Coating                 Pipe Coating                N        11,906,517
---------------------------------------------------------------------------------------------------------
                                                    Solar Taurus Gas Turbine
013 Total   Nov-02         Solar Turbines                    Package                  Y        14,028,952
---------------------------------------------------------------------------------------------------------
014 Total   Nov-02         Solar Turbines              Sulzer 6 Stage Pump            Y         1,101,627
---------------------------------------------------------------------------------------------------------
015 Total   Jan-03          Smith Meters                    PD Meters                 N         1,058,636
---------------------------------------------------------------------------------------------------------
016 Total   Jan-03         Cooper Cameron                  Ball Valves                N           167,028
---------------------------------------------------------------------------------------------------------
017 Total   Jan-03          General Valve               Twin Seal Valves              N         1,474,221
---------------------------------------------------------------------------------------------------------
018 Total   Feb-03      Dresser Flow Control              Check Valves                N            28,289
---------------------------------------------------------------------------------------------------------
019 Total   Mar-03      Galvotec Alloys, Inc.      Cathodic Protection Anodes         N         3,872,663
---------------------------------------------------------------------------------------------------------
020 Total   Mar-03      Dresser Flow Control               Ball Valves                Y         1,215,000
---------------------------------------------------------------------------------------------------------
021 Total   Mar-03      Dresser Flow Control            Swing Check Valve             N           359,658
---------------------------------------------------------------------------------------------------------
022 Total   Mar-03      Automatic Power Inc.            Navigational Aids             N            24,890
---------------------------------------------------------------------------------------------------------
023 Total   Mar-03       Spitzer Industries        Closed Drain Vent Scrubber         N            78,605
---------------------------------------------------------------------------------------------------------
024 Total   Apr-03    Sagebrush Pipeline Equip.      Export Oil Pig Launcher          Y           375,237
---------------------------------------------------------------------------------------------------------
025 Total   Apr-03         The Shaw Group                   Pipe Bend                 N           331,340
---------------------------------------------------------------------------------------------------------
026 Total   Apr-03       Spitzer Industries       Closed Drain / Vent Pump Skid       N           232,353
---------------------------------------------------------------------------------------------------------
027 Total   Apr-03          Sisco Service            Misc Pipe and Fittings           N           567,633
---------------------------------------------------------------------------------------------------------
028 Total   Apr-03        Adaptive Controls           Ultrasonic Flow Meter           N           108,789
---------------------------------------------------------------------------------------------------------
                                                    Actuator Package for Ball
029 Total   Apr-03             Shafer                        Valves                   N           104,409
---------------------------------------------------------------------------------------------------------
030 Total   Apr-03   Precision Powered Products          Firewater Pumps              N           560,082
---------------------------------------------------------------------------------------------------------
031 Total   May-03           GAI Tronics           Weatherproof Communications        N            51,066
---------------------------------------------------------------------------------------------------------
032 Total   May-03         Rosemount Inc.             Pressure Transmitters           Y             9,612
---------------------------------------------------------------------------------------------------------
033 Total   May-03          W-Industries                    HPU Skid                  N           465,752
---------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(h)
                                     PAGE 4

                            Purchase Orders continued

----------------------------------------------------------------------------------------------------------
 034 Total    May-03       Alliance Measurement         Meter Skids w/ Control Panels    N       3,188,590
----------------------------------------------------------------------------------------------------------
 035 Total    May-03       Universal Fabricators              DRA Storage Tank           N          34,845
----------------------------------------------------------------------------------------------------------
 036 Total    May-03           Custom Power                      UPS System              N         110,150
----------------------------------------------------------------------------------------------------------
 037 Total    May-03       Tideland Signal Corp          Misc Marine Signal Devices      N          29,410
----------------------------------------------------------------------------------------------------------
 038 Total    May-03          Puffer Sweiven             Control Valves w/ Actuators     N         522,569
----------------------------------------------------------------------------------------------------------
 039 Total    May-03           W-Industries                  Local Control Panel         N          23,700
----------------------------------------------------------------------------------------------------------
 040 Total    May-03       Universal Fabricators      DRA Storage Tank/Sub Cellar Sump   N          71,902
----------------------------------------------------------------------------------------------------------
 041 Total    Jun-03           Wilson Supply                  6" Fuel Gas Pipe           ?         235,592
----------------------------------------------------------------------------------------------------------
 042 Total    Jun-03     Reagan Equipment Company              Generator Sets            N       2,918,458
----------------------------------------------------------------------------------------------------------
 043 Total    Jun-03       Beacon Maritime Inc.            Living Quarters Module        N       1,615,903
----------------------------------------------------------------------------------------------------------
 044 Total    Jun-03   IFS Integrated Flow Solution          DRA Injection Skid          N         251,450
----------------------------------------------------------------------------------------------------------
 045 Total    Jun-03       Severn Trent De Nora             Marine Sewage Grinder        N           4,295
----------------------------------------------------------------------------------------------------------
 046 Total    Jun-03        UMOE Schat-Harding                Survival Capsule           N         114,050
----------------------------------------------------------------------------------------------------------
 047 Total    Jun-03      Tyco Valves & Controls        Pilot Operated Relief Valves     N         102,720
----------------------------------------------------------------------------------------------------------
 048 Total    Jun-03           AF Industries                Paraffin Heater Skid         N         588,459
----------------------------------------------------------------------------------------------------------
 049 Total    Jun-03         Dooley Tackaberry            Hose Reels with Foam Tank      N           8,910
----------------------------------------------------------------------------------------------------------
 051 Total    Jun-03     Tesla Power & Automation               MCC Building             N       1,527,089
----------------------------------------------------------------------------------------------------------
Grand Total                                                                                   $155,062,175
----------------------------------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT
                                 SCHEDULE 5(h)
                                     PAGE 5

                             SHORT FORM AGREEMENTS

------------------------------------------------------------------------------------------------------------------------------------
 Date Issued            Contractor                       Description of Work             Activity    Resource Type    Request Amount
------------------------------------------------------------------------------------------------------------------------------------
    Aug-02          Petro-Marine Total               SS332 Superdeck Evaluation         Engineering      Contr          $   10,000
------------------------------------------------------------------------------------------------------------------------------------
    Dec-03      Gullet & Associates Total           Centerline, ROW & TOPO Survey          Other         Contr             140,000
------------------------------------------------------------------------------------------------------------------------------------
    Jan-03            Subsea 7 Total                         ROV Survey                construction      Contr             150,000
------------------------------------------------------------------------------------------------------------------------------------
    Jan-03          Petro-Marine Total                  SS332 Platform Design           Engineering      Plat              850,000
------------------------------------------------------------------------------------------------------------------------------------
    Jan-03      Gullet & Associates Total           Centerline, ROW & TOPO Survey          Other         Contr              62,000
------------------------------------------------------------------------------------------------------------------------------------
    Jan-03             WISco Total              Inspection of structural fabrication    Inspection       Contr             150,000
------------------------------------------------------------------------------------------------------------------------------------
    Jan-03           Scandpower Total                     Analytical Report             Engineering      Contr              35,000
------------------------------------------------------------------------------------------------------------------------------------
    Mar-03          Petro-Marine Total                  Verification Services           Engineering      Plat              138,000
------------------------------------------------------------------------------------------------------------------------------------
    Apr-03    Pelican State Inspection Total       Inspection of SS332 B Platform       Inspection       Contr              90,000
------------------------------------------------------------------------------------------------------------------------------------
    Mar-03      Offshore Consultants Total             Site manager for HI A5C          Inspection       Contr              50,000
------------------------------------------------------------------------------------------------------------------------------------
    Apr-03      J. Connor Consulting Total     Develop MMS Permit App's for Facilities  Engineering      Contr                   -
------------------------------------------------------------------------------------------------------------------------------------
    Apr-03            Integra Total               Provide Chief Inspection Services     Inspection       Contr              60,000
------------------------------------------------------------------------------------------------------------------------------------
    Apr-03              QIC Total                  Anode Manufacturing and Loadout      Inspection       Contr              50,000
------------------------------------------------------------------------------------------------------------------------------------
    May-03      Jardine & Associates Total    Provide Base Case and Sensitivity models  Engineering      Contr              29,800
------------------------------------------------------------------------------------------------------------------------------------
                       Grand Total                                                                                      $1,814,800
------------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 2

-----------------------------------------------------------------------------------------------------------------------------------
II) Port Neches                                                   Port Neches Extension
-----------------------------------------------------------------------------------------------------------------------------------
       7         National Pollutant Discharge    United States    January 2003-Rec'd           X    Permit required for (1) onshore
                 Elimination System ("NPDES")    Environmental           Agency                      discharge of hydrostatic test
                            Permit             Protection Agency    Acknowledgement                     waters and (2) offshore
                                               ("EPA") Region 6    letter. June 2003                 discharge of hydrostatic test
                                                                    -Permit will be                   waters to state territorial
                                                                   valid, June 2003 -                           waters.
                                                                   Submit request for
                                                                  Permit coverage for
                                                                        Onshore
                                                                    Construction of
                                                                   mainline. Nov 2003 -
                                                                  Permit will be valid.
-----------------------------------------------------------------------------------------------------------------------------------
       8         General Permit No. GMG290000    EPA Region 6       Notice of Intent           X     Discharge of hydrostatic test
                                                                     ("NOI") to be                    waters to offshore federal
                                                                   submitted by June                  waters to be authorized by
                                                                         2003.                         existing general permit.
-----------------------------------------------------------------------------------------------------------------------------------
       9              NPDES Storm Water          EPA Region 6     NOI to be submitted          X    NOI must be submitted prior to
                 Construction General Permit                       September 2003 for               horizontal directional drilling
                                                                  "Offshore and HDD"                ("HDD") and  general pipe trench
                                                                  disturbing more than              construction in uplands.
                                                                  5 acres. June 2003 -
                                                                  Submitted NOI to EPA

-----------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 3

------------------------------------------------------------------------------------------------------------------------------------
10        NPDES Storm Water             EPA Region 6       NOI to be submitted            X          NOI must be submitted prior to
     Construction General Permit                            September 2003 for                       horizontal directional drilling
                                                           "Onshore work"                            ("HDD") and general pipe trench
                                                           disturbing more than 5                    construction in uplands.
                                                           acres. Sept 2003 -
                                                           Submit NOI to EPA


------------------------------------------------------------------------------------------------------------------------------------
11  Individual Permit for Project           USACE             Permit #22712               X           Permit required for pipeline
    Construction (Application No.                          issued to Manta Ray                      construction and HDD in beaches,
                22712)                                       Gathering Co. on                          bays, wetlands, uplands and
                                                             January 9, 2003.                        offshore state/federal waters.
                                                                Feb 2003 -
                                                            Submitted request
                                                                for permit
                                                             modification for
                                                              Lucas Reroute.
                                                                  Expect
                                                             Authorization in
                                                                June 2003.
------------------------------------------------------------------------------------------------------------------------------------
12    Threatened and Endangered    United States Fish and    Permit issued to       X                 Permit required for pipeline
          Species Clearance           Wildlife Service     Manta Ray Gathering                      construction and HDD in beaches,
                                          ("USFWS")         Co. on January 9,                          bays, wetlands, uplands and
                                                                  2003.                              offshore state/federal waters.
------------------------------------------------------------------------------------------------------------------------------------
13    Threatened and Endangered        National Marine       Permit issued to       X                 Permit required for pipeline
          Species Clearance           Fisheries Service    Manta Ray Gathering                      construction and HDD in beaches,
                                          ("NMFS")          Co. on January 9,                          bays, wetlands, uplands and
                                                                  2003.                              offshore state/federal waters.
------------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 4

-------------------------------------------------------------------------------- ---------------------------------------------------
14   Air Emission Registration and    Texas Commission on   Application to be                    X       Assumes that detailed
           Certification for         Environmental Quality  submitted by [+/-                         information on aboveground
         Permit-by-Rule ("PBR")            ("TCEQ")          90 days prior to                         valves, fittings and other
                                                              construction --                           sources of fugitive air
                                                             August 30 filing                       emissions is available by June
                                                               for onshore                                     30, 2003.
                                                              installations]
-------------------------------------------------------------------------------- ---------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            Port Neches Extension Con't:
-------------------------------------------------------------------------------- ---------------------------------------------------
15     Temporary Water Diversion      TCEQ (Two separate    Application to be              X          Permit required for withdrawal
                 Permit              submittals -- one for  submitted by March                        of state surface waters for
                                     "offshore work -- HDD   30, 2003 [+/- 90                         hydrostatic pressure tests.
                                     in Mar 2003; and the     days prior to
                                      other for "onshore      construction]
                                     work" in Aug 2003)     Permit rec'd April
                                                                  2003.
-------------------------------------------------------------------------------- ---------------------------------------------------
16       Hydrostatic Test Water         Texas Railroad      Application to be              X         Permit required for (1) onshore
            Discharge Permit        Commission ("RRC")(Two  submitted by March                       discharge of hydrostatic test
                                     separate submittals --  30, 2003 [+/- 90                           waters and (2) offshore
                                    one for "offshore work    days prior to                          discharge of hydrostatic test
                                    -- HDD in Mar 2003; and  construction] -                          waters to state territorial
                                    the other for "onshore  Rec'd permit April                                  waters.
                                      work" in Aug 2003)           2003
-------------------------------------------------------------------------------- ---------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 5

------------------------------------------------------------------------------------------------------------------------------
17     Section 401 Water Quality             RRC            Permit issued to     X              Permit required for pipeline
             Certification                                Manta Ray Gathering                 construction and HDD in beaches,
                                                           Co. on December 2,                    bays, wetlands, uplands and
                                                                 2002.                             offshore state waters.
------------------------------------------------------------------------------------------------------------------------------
18      Coastal Zone Management              RRC            Permit issued to     X              Permit required for pipeline
       Consistency Determination                          Manta Ray Gathering                 construction and HDD in beaches,
                                                           Co. on December 2,                    bays, wetlands, uplands and
                                                                 2002.                             offshore state waters.
------------------------------------------------------------------------------------------------------------------------------
19   Easement for State-Owned Lands  Texas General Land     Permit issued to     X              Permit required for pipeline
                                       Office ("GLO")     Manta Ray Gathering                 construction and HDD in beaches,
                                                            Co. on July 24,                      bays, wetlands, uplands and
                                                              2002. Misc.                          offshore state waters.
                                                           Easement #20020077
------------------------------------------------------------------------------------------------------------------------------
20        State Threatened and         Texas Parks and      Permit issued to     X              Permit required for pipeline
      Endangered Species Clearance   Wildlife Department  Manta Ray Gathering                 construction and HDD in beaches,
                                          ("TPWD")         Co. on January 9,                     bays, wetlands, uplands and
                                                                 2003.                             offshore state waters.
------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 6

-------------------------------------------------------------------------------------------------------------------------------
21   State Lands Use Easement          TPWD                Application              X           Permit required for pipeline
                                                        submitted December                      construction Onshore. Permit
                                                        21, 2002 but TPWD                     not required until November 2003.
                                                       has made additional
                                                            mitigation
                                                        requests; Project
                                                        team continuing to
                                                       negotiate with TPWD.
-------------------------------------------------------------------------------------------------------------------------------
22   Terrestrial Construction  Texas State Historic      Permit issued to     X                 Permit required for pipeline
                                Preservation Office    Manta Ray Gathering                    construction and HDD in beaches,
                                     ("SHPO")          Co. on May 13, 2002.                      bays, wetlands, uplands and
                                                                                                   offshore state waters.
-------------------------------------------------------------------------------------------------------------------------------
23     Marine Construction             SHPO              Permit issued to     X                 Permit required for pipeline
                                                       Manta Ray Gathering                    construction and HDD in beaches,
                                                       Co. on May 29, 2002.                      bays, wetlands, uplands and
                                                                                                   offshore state waters.
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 7

------------------------------------------------------------------------------------------------------------------------------------
III) Texas City                                                   Texas City Extension
------------------------------------------------------------------------------------------------------------------------------------
       24        National Pollutant Discharge    United States        Application         X         Permit required for (1) onshore
                 Elimination System ("NPDES")    Environmental    submitted to EPA on                discharge of hydrostatic test
                            Permit             Protection Agency   December 23, 2002                    waters and (2) offshore
                                               ("EPA") Region 6    for "Offshore work                discharge of hydrostatic test
                                                                   including HDD and                  waters to state territorial
                                                                     Galveston Bay                              waters.
                                                                   work. Permit valid
                                                                     in June 2003.
------------------------------------------------------------------------------------------------------------------------------------
       25        General Permit No. GMG290000    EPA Region 6       Notice of Intent            X    Discharge of hydrostatic test
                                                                     ("NOI") to be                    waters to offshore federal
                                                                  submitted June 2003.                waters to be authorized by
                                                                                                       existing general permit.
------------------------------------------------------------------------------------------------------------------------------------
       26             NPDES Storm Water          EPA Region 6     NOI to be submitted           X   NOI must be submitted prior to
                 Construction General Permit                       during latter part               horizontal directional drilling
                                                                      of 2003 for                   ("HDD") and general pipe trench
                                                                     "Onshore work"                    construction in uplands.
                                                                    disturbing more
                                                                   than 5 acres. NOI
                                                                  submitted June 2003.
------------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 8

---------------------------------------------------------------------------------------------------------------------
27  Individual Permit for Project  USACE      Application                     X        Permit required for pipeline
             Construction                  Submitted November                        construction and HDD in beaches,
                                            21, 2002. Public                            bays, wetlands, uplands and
                                             notice period                            offshore state/federal waters.
                                             closed Feb 10,                            USACE to share responses with
                                             2003. Comments                           commenting agencies and either
                                          received on Feb 10,                         (1) issue permit or (2) request
                                            were similar to                              meeting with CHOPS team.
                                           comments received                              Resolution expected by
                                             on Port Neches                                  late-March 2003.
                                             USACE permit.
                                            Response letter
                                           submitted 7 March
                                             2003. Redieved
                                           Permit # 22929 May
                                                 2003.
---------------------------------------------------------------------------------------------------------------------
28    Threatened and Endangered    USFWS      Application             X                Permit required for pipeline
          Species Clearance                submitted November                        construction and HDD in beaches,
                                           21, 2002. Comment                            bays, wetlands, uplands and
                                           Letter received on                         offshore state/federal waters.
                                              10 Feb 2003.
                                            Response letter
                                            submitted 7 Mar
                                              2003. Rec'd
                                          Clearance May 2003.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 9

------------------------------------------------------------------------------------------------------------------------------------
                                                         Texas City Extension Con't:
------------------------------------------------------------------------------------------------------------------------------------
29    Threatened and Endangered            NMFS             Application                  X         Permit required for pipeline
          Species Clearance                              submitted November                        construction and HDD in beaches,
                                                         21, 2002. Comment                            bays, wetlands, uplands and
                                                         Letter received on                         offshore state/federal waters.
                                                            10 Feb 2003.
                                                          Response letter
                                                          submitted 7 Mar
                                                          2003. May 2003 -
                                                          Rec'd Clearance.
------------------------------------------------------------------------------------------------------------------------------------
30  Air Emission Registration and          TCEQ          Application to be                     X         Assumes that detailed
          Certification for                               submitted by Aug                            information on aboveground
        Permit-by-Rule ("PBR")                              30, 2003 for                              valves, fittings and other
                                                           onshore work.                                sources of fugitive air
                                                                                                    emissions is available by June
                                                                                                               30, 2003
------------------------------------------------------------------------------------------------------------------------------------
31    Temporary Water Diversion     TCEQ (Two separate   Application to be              X             Permit required for withdrawal
                Permit             submittals -- one for submitted by March                           of state surface waters for
                                   "offshore work -- HDD  30, 2003 [+/- 90                            hydrostatic pressure tests.
                                   in Mar 2003; and the    days prior to
                                    other for "onshore   construction] April
                                    work" in Aug 2003)      2003 -Permit
                                                              approved
------------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 10

----------------------------------------------------------------------------------------------------------------------------------
32        Hydrostatic Test Water          Texas Railroad        Application to be   X              Permit required for (1) onshore
             Discharge Permit         Commission ("RRC")(Two    submitted by March                  discharge of hydrostatic test
                                       separate submittals --    30, 2003 [+/- 90                      waters and (2) offshore
                                      one for "offshore work      days prior to                     discharge of hydrostatic test
                                      -- HDD in Mar 2003; and  construction] April                   waters to state territorial
                                      the other for "onshore       2003 -Permit                                waters.
                                        work" in Aug 2003)           approved
----------------------------------------------------------------------------------------------------------------------------------
33      Section 401 Water Quality               RRC                Application      X               Permit required for pipeline
              Certification                                     Submitted November                construction and HDD in beaches,
                                                                21, 2002. Response                   bays, wetlands, uplands and
                                                                letter submitted 7                     offshore state waters.
                                                                   March 2003.
                                                                 December 2002 -
                                                                   Cert. Rec'd
----------------------------------------------------------------------------------------------------------------------------------
34       Coastal Zone Management                RRC                Application      X               Permit required for pipeline
        Consistency Determination                               Submitted November                construction and HDD in beaches,
                                                                21, 2002. Response                   bays, wetlands, uplands and
                                                                letter submitted 7                     offshore state waters.
                                                                   March 2003.
                                                                 December 2002 -
                                                                   Cert. Rec'd
----------------------------------------------------------------------------------------------------------------------------------
35    T-4 Pipeline Operator's Permit            RRC             Request for permit  X
                                                               submitted Feb 2003.
                                                                   Add'l info.
                                                                  Submitted and
                                                                Permit received
                                                                  April 2003.
----------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 11

-----------------------------------------------------------------------------------------------------------------------------
36        Easement for State-Owned Lands      GLO           GLO has given        X             Permit required for pipeline
                                                         verbal approval and                 construction and HDD in beaches,
                                                         written approval is                    bays, wetlands, uplands and
                                                          expected March 30,                      offshore state waters.
                                                             2003. Rec'd
                                                          Easement #20030031
                                                             March 2003.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 12

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Texas City Extension Con't:
-----------------------------------------------------------------------------------------------------------------------------------
37              State Threatened and      TPWD            Application                X             Permit required for pipeline
            Endangered Species Clearance               submitted November                          construction and HDD in beaches,
                                                       21, 2002. Comment                              bays, wetlands, uplands and
                                                       Letter received on                               offshore state waters.
                                                          10 Feb 2003.
                                                        Response letter
                                                        submitted 7 Mar
                                                        2003. May 2003 -
                                                        Rec'd Clearance.
-----------------------------------------------------------------------------------------------------------------------------------
38            Terrestrial Construction    SHPO         Clearance received            X             Permit required for pipeline
                                                      on 27 November 2002                          construction and HDD in beaches,
                                                                                                      bays, wetlands, uplands and
                                                                                                        offshore state waters.
-----------------------------------------------------------------------------------------------------------------------------------
39              Marine Construction       SHPO         Clearance received             X            Permit required for pipeline
                                                      on 17 September 2002                         construction and HDD in beaches,
                                                                                                      bays, wetlands, uplands and
                                                                                                        offshore state waters.
-----------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 13

                               (Non-environmental)

------------------------------------------------------------------------------------------------------------------------------------
                            PERMIT                     AUTHORIZING AGENCY        SECURED  PENDING                COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
II) TEXAS CITY                                                          TEXAS CTY EXTENSION
------------------------------------------------------------------------------------------------------------------------------------
      1          Pipeline Permit and Digging/          City of Texas City                  X       2 Application submittals: Phase 1
                     Excavation Permit for                                                         application submittal for June 03
                  Construction and Operation                                                        HDDs. Phase 2 submittal for fall
                  within city limits and for                                                               2003 construction.
                      crossing city ROWs
------------------------------------------------------------------------------------------------------------------------------------
      2         Permit to construct & operate a         Galveston County                   X          Crossing Butterfly Lane on
                pipeline within County ROWs at                                                      Bolivar Peninsula and Hurricane
                   roads and hurricane levy                                                                levy in Texas City.
                          crossings..
------------------------------------------------------------------------------------------------------------------------------------
      3         Utility Permit for State Right   Tx Dept. of Transportation (TX            X        Permit application will require
                        of Way Crossing                       DOT)                                     correspondence on Corps of
                                                                                                    Engineers letterhead indicating
                                                                                                         clearance for wetland
                                                                                                       considerations at highway
                                                                                                               crossings.
------------------------------------------------------------------------------------------------------------------------------------
      4            Application For Permit To      Railroad Commission of Texas     X               Received T-4 permit 23 April
                  Operate a Pipeline In Texas                                                               2003. No. 06604
------------------------------------------------------------------------------------------------------------------------------------
      5             New Construction Report       Railroad Commission of Texas     X                 PS-48 form submitted with T-4
                                                                                                   application and logged in by RRC.
                                                                                                        Tracking # 03NC055. Per
                                                                                                   conversation with Kathy Arnold on
                                                                                                    9 May 2003, construction of
                                                                                                        Cameron Hwy WILL NOT be
                                                                                                   monitored by RRC because it is
                                                                                                   interstate pipeline. Therefore,
                                                                                                       PS-48 not really required
------------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 14

                          (Port Neches ROW begins here)

----------------------------------------------------------------------------------------------------------------------------------
         Description        Apparent Owner    Rods,     Rods    Pending    Easement/         Contact                Notes
                                              Apprx  Completed           Permit date      Information
----------------------------------------------------------------------------------------------------------------------------------
 1      H.A. FITZHUGH    MANTA RAY remaining   87        0       87       2003006341        Donald        Publication time period
                              interests                                                    McElwain           has ended. Plat
                                                                                                               furnished to
----------------------------------------------------------------------------------------------------------------------------------
      TO BE PARTITIONED   WILLIAM L. PARKER,                                             4675 McArthur    attorney depicting the
                            JR. 3/8 OF 1/2                                               Ct suite 700    requested Parker property
----------------------------------------------------------------------------------------------------------------------------------
                            (AKA KEYSTONE)                                                 New Port              partition.
                                                                                          Beach,Calif
                                                                                         (802)453-2648
----------------------------------------------------------------------------------------------------------------------------------
                                                                          2003006343          Ms.        Hearing re-scheduled for
                                                                                             Bohn              6/18-10:30 am
                                                                                         (770)971-2607
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          4701 Karls       attorney called 6/10
                                                                                          Gate Drive       with this information
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Marietta, GA
                                                                                             30068
----------------------------------------------------------------------------------------------------------------------------------
                                                                           PENDING          Parker
                                                                                         (321)632-6193
----------------------------------------------------------------------------------------------------------------------------------
                                                                          PARTITION     P.O. Box 561023
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Rockledge, FLA
                                                                                             32956
----------------------------------------------------------------------------------------------------------------------------------
                                                                          2003004906    Louisa McElwain
----------------------------------------------------------------------------------------------------------------------------------
                                                                          1/30/2003        Box 1610       Amy McElwain McCoubray
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Santa Cruz, NM     8304 Critenden Street
                                                                                             07567
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Philadelphia, PA 19118
                                                                                                              (215) 248-9666
----------------------------------------------------------------------------------------------------------------------------------
1a      40'x50' valve                                                                                           2003006342
       site on property
       above-mentioned
----------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 15

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1c  B. F. HOWARD     UMPHREY LIMITED     n/a    verbal                     7/18/2002       The Umphrey    Permanent Road Easement
                   PARTNERSHIP 1/2 INT.                                                  Family Limited    on existing shell road
                                                                                           Partnership             30' in
------------------------------------------------------------------------------------------------------------------------------------
                   DR. G. BRUCE HEALEY        Dr. Healey                  #2002032605     P.O. Box 4905    width length 952+-(see
                         1/2 INT                                                                              file for survey)
                                                                                                              Document revised
------------------------------------------------------------------------------------------------------------------------------------
                    NOTE REPAIRS TO BE        followed by                                   Beaumont,        Compensation-road
                       MADE TO ROAD                                                        Texas 77704     repairs have been made
------------------------------------------------------------------------------------------------------------------------------------
                  IN JUNE 2003 level at         letter                                    (409)835-6000     Gate combination-0434
                      2nd gated area
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Dr. G. Bruce       Leesee-High Island
                                                                                             Healey              Production
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            3770 Park     Rex Fuller (806)765-9230
                                                                                          Place Avenue
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Port Arthur,     P.O. Box 2454 Lubbock,
                                                                                           Texas 77642           Texas 79408
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         (409)983-2801-           COMPLETED
                                                                                             PRIVATE
                                                                                             NUMBER
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1d   A. ROGERS     STATE OF TEXAS PARKS  n/a    verbal                     11/13/2002      Attention:     Permanent Road Easement
                       AND WILDLIFE                                                       Todd Imboden     on existing shell road
                                                                                                                   30' in
------------------------------------------------------------------------------------------------------------------------------------
                        DEPARTMENT            T. IMBODEN                  #2002044190    P. O. Box 1066    width length 151+-(see
                                                                                                              file for survey)
                                                                                                             Document executed
------------------------------------------------------------------------------------------------------------------------------------
                                              followed by                                 Sabine Pass,
                                                                                                          -
                                                                                           Texas 77655
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Jack                COMPLETED
                                                                                           Baur-Austin
                                                                                             office
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           4200 Smith
                                                                                                          -
                                                                                           School Road
------------------------------------------------------------------------------------------------------------------------------------
                                                letter                                      Austin, TX
                                                                                               78744
                                                                                           (512)589-4897
------------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 16

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
2       F.C.McREYNOLDS   HELENA E. STRICKLAND    3.09    3.09  0         7/29/2002                              COMPLETED
---------------------------------------------------------------------------------------------------------------------------------
                                                                       #2002032604
---------------------------------------------------------------------------------------------------------------------------------
3        R.W. RUSSELL    HELENA E. STRICKLAND   57.36   57.36  0         7/29/2002          4313
                                                                                      41st-Lubbock,Tx
---------------------------------------------------------------------------------------------------------------------------------
                                                                       #2002032604     (806)793-0931
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
4     ROBERT W. RUSSELL     STATE OF TEXAS          7       0  7                            TXDOT
                             [HIGHWAY 87]
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Walter Crook
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      P. O. Box 3468
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         Beaumont,
                                                                                        Texas 77704
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       (409)892-7311
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
5     ROBERT W. RUSSELL  LABELLE PROPERTIES,   242.25  242.25  0         10/17/2002    P. O. Box 3111           COMPLETED
                                 LTD.                                                  Bmt. Tx 77704
---------------------------------------------------------------------------------------------------------------------------------
                         WILLIAM ARTHUR ROANE                          #2002044191       Craig J.          Copy of recorded
                              LAND TRUST                                                 Sherlock      document to owners 11/26
                                                                                        (President)
---------------------------------------------------------------------------------------------------------------------------------
                         BEN C. HEBERT HEIRS                                           (409)832-7736
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
6         E.L. MOORE     LABELLE PROPERTIES,      4.7     4.7  0
                                        LTD
---------------------------------------------------------------------------------------------------------------------------------
      WILLIAM ARTHUR
      ROANE LAND TRUST
---------------------------------------------------------------------------------------------------------------------------------
        BEN C. HEBERT
           HEIRS
---------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 17

--------------------------------------------------------------------------------------------------------------------
7      URI HOLBROOK    LABELLE PROPERTIES,     342.97       342.97        0
                               LTD
--------------------------------------------------------------------------------------------------------------------
                       WILLIAM ARTHUR ROANE
                            LAND TRUST
--------------------------------------------------------------------------------------------------------------------
                       BEN C. HEBERT HEIRS
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
8     C.E. BROUSSARD,   LABELLE PROPERTIES,    192.06       192.06       0
        ET AL, TR.             LTD.
--------------------------------------------------------------------------------------------------------------------
                       WILLIAM ARTHUR ROANE
                            LAND TRUST
--------------------------------------------------------------------------------------------------------------------
                       BEN C. HEBERT HEIRS
--------------------------------------------------------------------------------------------------------------------
8A                                              24.91        24.91        0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
8D                                             136.59       136.59        0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
9     DAVID BURRELL    LABELLE PROPERTIES,     196.04       196.04        0
                               LTD
--------------------------------------------------------------------------------------------------------------------
                       WILLIAM ARTHUR ROANE
                            LAND TRUST
--------------------------------------------------------------------------------------------------------------------
                       BEN C. HEBERT HEIRS
--------------------------------------------------------------------------------------------------------------------
10    JOHN McGAFFEY    LABELLE PROPERTIES,      27.24        27.24        0
                               ETC.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
11     SARAH GLENN     LABELLE PROPERTIES,     145.29       145.29        0
                               LTD
--------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 18

------------------------------------------------------------------------------------------------------------------------------------
                          WILLIAM ARTHUR ROANE
                               LAND TRUST
------------------------------------------------------------------------------------------------------------------------------------
                          BEN C. HEBERT HEIRS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12    PEDRO delaGARZA     LABELLE PROPERTIES,     533.53    533.53    0
                                  LTD
------------------------------------------------------------------------------------------------------------------------------------
                          WILLIAM ARTHUR ROANE
                               LAND TRUST
------------------------------------------------------------------------------------------------------------------------------------
                          BEN C. HEBERT HEIRS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
12B   DENNIS GAHAGAN,                                                                                          TEMPORARY ROAD
         DIVISION A                                                                                         PERMIT-Form approved
------------------------------------------------------------------------------------------------------------------------------------
13D      WEST OF BACK     LABELLE PROPERTIES,       n/a       n/a          10/17/2002    Certificate of           COMPLETED
         RIDGE ROAD               LTD                                                    Insurance with    10/17/02-Labelle group
                                                                                            Doornbos
------------------------------------------------------------------------------------------------------------------------------------
       WILL BE ACQ>BY     WILLIAM ARTHUR ROANE                              1/13/2003        named as         1/13/2003-Doornbos
       TEMPORARY ROAD          LAND TRUST                                                  additional
           PERMIT                                                                            insured
------------------------------------------------------------------------------------------------------------------------------------
           NO ROD         BEN C. HEBERT HEIRS                                               delivered     26 months only-doc. Will
     FIGURE-ACCESS ONLY                                                                      1/17/03           not be recorded
------------------------------------------------------------------------------------------------------------------------------------
                         C. DOORNBOS, JR. HEIRS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      BACKRIDGE ROAD                                                                    COUNTY ENGINEER     PERMIT-HANDLED BY C.
                                                                                                                 SOUTHERLAND
------------------------------------------------------------------------------------------------------------------------------------
     (awaiting permit                                                                    JOSE PASTRANA      In Precinct 3-Waymon
       response TXDOT)                                                                                              Hallmark

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             1149         525 Lakeshore Drive-Port
                                                                                         Pearl-Bmt. TX        Arthur, TX 77640
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                (409)983-8300
------------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 19

----------------------------------------------------------------------------------------------------------------------
13   PEDRO delaGARZA     SEMPRA ENERGY     33.33   33.33   0    10/21/2002  Sempra Contact-    Request to fence any
                      PRODUCTION COMPANY                                     Sarah Williams   above-ground structures
----------------------------------------------------------------------------------------------------------------------
13B                                       162.53  162.53   0   #2002042815    8235 Douglas       Copy of recorded
                                                                             Ave-suite 525   document mailed to Sempra
----------------------------------------------------------------------------------------------------------------------
                                                                               Dallas, Tx          COMPLETED
                                                                            75225 (214)706-
                                                                                 0420
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
     PEDRO delaGARZA     TEXAS PARKS &      27      0                        J. D. Murphy
                      WILDLIFE DEPARTMENT                                      Wildlife
                                                                              Management
----------------------------------------------------------------------------------------------------------------------
                                                                            2710 Highway 73
----------------------------------------------------------------------------------------------------------------------
                                                                             Port Arthur,    Call Jim Southerland at
                                                                             Texas 77640          Parks before
----------------------------------------------------------------------------------------------------------------------
15     N. COLEMAN        SEMPRA ENERGY    608.95  608.95   0                 Jim Sutherlin            entry
                      PRODUCTION COMPANY                                     (409)736-2551
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
16    P.B. O'CONNER      SEMPRA ENERGY     30.65   30.65   0
                      PRODUCTION COMPANY
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
17    JOHN BENNETT       SEMPRA ENERGY     65.8    65.8    0
                      PRODUCTION COMPANY
----------------------------------------------------------------------------------------------------------------------
17C                                        5.71    5.71    0
----------------------------------------------------------------------------------------------------------------------
17E                                       390.08  390.08   0
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
WW    JOHN BENNETT       TEXAS PARK &       13      0      13                      -            Investigating TPWD
       [SCHULTZ]           WILDLIFE                                                           request and additional
----------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 20

---------------------------------------------------------------------------------------------------------------------
         PERMIT            DEPARTMENT                                                                   survey
---------------------------------------------------------------------------------------------------------------------
                                                                                      -          wetland requirements
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
19   T & N O RR SEC.     SEMPRA ENERGY     83.14   83.14   0
           123        PRODUCTION COMPANY
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
20     M. BROUSSARD       THE PREMCOR     832.59  832.59   0                       Premcor          MEMORANDUM OF
                        REFINING GROUP,                                           Refinery       UNDERSTANDING SIGNED
                              INC.
---------------------------------------------------------------------------------------------------------------------
                        CHEVRON TR 38-C                                          P.O. Box 909    WITH PREMCOR 4/28/03
---------------------------------------------------------------------------------------------------------------------
       M. BROUSSARD       THE PREMCOR                                           Port Arthur,
                        REFINING GROUP,                                          Texas 77641
                              INC.
---------------------------------------------------------------------------------------------------------------------
20B    (VALVE SITE)       (REFINERY)                                            Micky Landry-
       12' x 33.50'                                                            Business Analyst
       (.009 acres)
--------------------------------------------------------------------------------------------------------------------
                                                                                (409)985-1626
---------------------------------------------------------------------------------------------------------------------

20C    M. BROUSSARD     THE PREMCOR
                       REFINING GROUP,
                             INC.
---------------------------------------------------------------------------------------------------------------------
         (ROAD
      EASEMENT-26')
       (.094 acres)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
WW     M. BROUSSARD      U.S A. [GIWW]      86      86     0     CONSENT                          PERMIT-CORPS OF
                                                                                                       ENGINEERS
---------------------------------------------------------------------------------------------------------------------
                          INTERCOASTAL                         DAW64-9-02-69
                      WATERWAY-Placement
                            area #9
---------------------------------------------------------------------------------------------------------------------
                                                               dtd. 12/30/02
---------------------------------------------------------------------------------------------------------------------
20D   M. BROUSSARD       THE PREMCOR       incl      0
                       REFINING GROUP,
---------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 21

---------------------------------------------------------------------------------------------------------------------
                           INC.
---------------------------------------------------------------------------------------------------------------------
20F   (VALVE SITE)    CHEVRON TR 38-D
      12'x 33.50'
     (.009 acres)
---------------------------------------------------------------------------------------------------------------------
20G      (ROAD
     EASEMENT-26')
      (.089 acres)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
22    T & N O SEC.      THE PREMCOR       incl     0
          121         REFINING GROUP,
                            INC.
---------------------------------------------------------------------------------------------------------------------
                      CHEVRON TR 52 &
                         20-C, 20-D
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
23                    DD # 7-SEAWALL       12      0      12                                  PERMIT-Ralph Mitchell
                                                                                                   (409)985-4369
---------------------------------------------------------------------------------------------------------------------
                                                                                                  P.O.Box 3244
---------------------------------------------------------------------------------------------------------------------
                                                                                                Port Arthur, Texas
                                                                                                       77640
---------------------------------------------------------------------------------------------------------------------
WW   TAYLORS BAYOU     STATE OF TEXAS      24      0      24
                      [TAYLORS BAYOU]
---------------------------------------------------------------------------------------------------------------------
                     (Natural Stream)
---------------------------------------------------------------------------------------------------------------------
24    B.C. ARTHUR        THE PREMCOR      incl     0
                       REFINING GROUP
---------------------------------------------------------------------------------------------------------------------
                    PALCO, 4-R; CHEVRON   incl     0
                         TRACT 46-D
---------------------------------------------------------------------------------------------------------------------
                                                                                                      PERMIT
---------------------------------------------------------------------------------------------------------------------
100   B.C. ARTHUR     [UNION PACIFIC     915.19  915.19   0   ENCROACHMENT     1416 Dodge       Minimum Depth req.
                       RAILROAD CO.]                                             Street       4.5' must be 50' from
---------------------------------------------------------------------------------------------------------------------
       PALCO 4-R,                                              AGREEMENT       Omaha, Neb.       existing crossing
      RR CORRIDOR                                                                 68179              locations
---------------------------------------------------------------------------------------------------------------------
                                                              NOT RECORDED   (402)997-3600     Agmt signed 4/29/2003
                                                                            James A. Anthony
---------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 22

-----------------------------------------------------------------------------------------------------------
                                                                           Joan Preble      ENCROACHMENT
                                                                                              AGREEMENT
-----------------------------------------------------------------------------------------------------------
                                                                          (402) 997-3536
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
      PALCO 4-R/5R     Subject to:
-----------------------------------------------------------------------------------------------------------
 WW    PALCO 5-R    DRAINAGE DISTRICT    9      0      9                                  PERMIT SEE TR #23
                    NO. 7 [ALLIGATOR
                         BAYOU]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                                PERMIT
-----------------------------------------------------------------------------------------------------------
100    BBB&C RR      [UNION PACIFIC    incl   incl
                      RAILROAD CO.]
-----------------------------------------------------------------------------------------------------------
      PALCO 6-R
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
100    BBB&C RR      [UNION PACIFIC    incl   incl                                              PERMIT
                     RAILROAD CO.]
-----------------------------------------------------------------------------------------------------------
      PALCO, 7-Q,
       7-R, 8-Q
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
100     W. KYLE      [UNION PACIFIC    incl   incl                                              PERMIT
                      RAILROAD CO.]
-----------------------------------------------------------------------------------------------------------
     PALCO 9Q, 10Q   [UNION PACIFIC
                      RAILROAD CO.]
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
100  W. KYLE/PALCO   [UNION PACIFIC    INCL.  INCL
       10-P, 11-P     RAILROAD CO.]
-----------------------------------------------------------------------------------------------------------
                       Subject to:
-----------------------------------------------------------------------------------------------------------
RD    PALCO, 9-Q      STATE OF TEXAS    27     0       27
-----------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 23

-------------------------------------------------------------------------------------------------------------------
                            [HWY 73]
-------------------------------------------------------------------------------------------------------------------
                                                                                                  MEMORANDUM OF
                                                                                               UNDERSTANDING SIGNED
-------------------------------------------------------------------------------------------------------------------
 ENTERING                                      2139.7  2139.7   0                              WITH PREMCOR 4/28/03
 PREMCOR
 CORRIDOR
    -
 ADJACENT
 TO UNION
PACIFIC RR
-------------------------------------------------------------------------------------------------------------------
                                                                                                      PERMIT
-------------------------------------------------------------------------------------------------------------------
   101       PALCO, 9-P   60 TH STREET ( City                                   City of Port      Alignment sheets
                               of P.A.)                                            Arthur       approved by McMahon
-------------------------------------------------------------------------------------------------------------------
              W. KYLE                            3       0      3              Public Works     per C. Southerland
                                                                                 Director
-------------------------------------------------------------------------------------------------------------------
                                                                              Leslie McMahon
-------------------------------------------------------------------------------------------------------------------
                                                                              P. O. Box 1089
-------------------------------------------------------------------------------------------------------------------
   102        W. KYLE      GULF CANAL(LNVA)      5       0      5             (409)983-8180
-------------------------------------------------------------------------------------------------------------------
                                                                                                      PERMIT
-------------------------------------------------------------------------------------------------------------------
                                                                               Bill Jewell-LNVA
                                                                                (409)892-4011
-------------------------------------------------------------------------------------------------------------------
                                                                                  7850 Eastex
                                                                                  Fwy-Bmt. TX
                                                                                     77706
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   103       W.KYLE             PREMCOR         incl     0                    Added due to re-
                                                                                    route
-------------------------------------------------------------------------------------------------------------------
            BCRR section   (actual property)    incl     0
            384 and 392
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
   104       W. KYLE       61 ST STREET (City    3       0      3                                     PERMIT
                                of P.A.)
-------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 24

-------------------------------------------------------------------------------------------------------------------
                                                                                                 SEE TRACT #101
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 105
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 106       BBB&C         PUMP STATION RD      5       0      5                  DD#7 Ralph          PERMIT
                        DITCH (DITCH DD7)
                                                                                 Mitchell
-------------------------------------------------------------------------------------------------------------------
         BLOCK 12,      (East Port Acres                                      (409)985-4369      SEE TRACT #23
          RANGE P           ditch)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 107      MONTROSE      DORSEY STREET 60'     3       0      3                 City of P.A.         PERMIT
          ADDITION        (City of P.A.)
-------------------------------------------------------------------------------------------------------------------
                                                                                                 SEE TRACT #101
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
107.1     MONTROSE     LABELLE PROPERTIES   179.44  179.44   0                                  Sherlock signed
       ADDITION/PALCO                                                                        5/30-awaiting Roane
                                                                                                    sign off
-------------------------------------------------------------------------------------------------------------------
                          WILLIAM ROANE                                                        fed-ex to Roane for
                                                                                                    signature
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 108      MONTROSE       CHARLES SASSINE     69.24   69.24   0   2003021837                      SASSINE CLOSED
       ADDITION/PALCO     1/2 interest
-------------------------------------------------------------------------------------------------------------------
                       BESHARA ENTERPRISES                       filed6/5/03                     BESHARA CLOSED
                          1/2 interest
-------------------------------------------------------------------------------------------------------------------
                                                                 2003022369                    copy of documents
                                                                                                 sent to owners
-------------------------------------------------------------------------------------------------------------------
 109                     FM 365 (TXDOT)       7       0      7   filed6/9/03
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
109.1                     GALLIER CANAL       3       0      3                                       PERMIT
                             (LNVA)
-------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 25

---------------------------------------------------------------------------------------------------------
                                                                                        SEE TRACT #102
---------------------------------------------------------------------------------------------------------
110   PORT ARTHUR     JEFFERSON COUNTY    60   0    60                DD#7 Ralph           PERMIT
      LAND CO. SUB.   DRAINAGE DISTRICT                                Mitchell
---------------------------------------------------------------------------------------------------------
                        NO. 7 (part of                              (409)985-4369       SEE TRACT #23
                      Hurricane Levee)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
111    T & N O #6       PORT ARTHUR       18   0    18                  Bill               PERMIT
                        CANAL(LNVA)                                  Jewell-LNVA
                                                                    (409)892-4011
---------------------------------------------------------------------------------------------------------
                                                                     7850 Eastex       SEE TRACT #102
                                                                       Freeway
---------------------------------------------------------------------------------------------------------
112    T & N O #9       VITERBO ROAD      4    0    4               Bmt. TX 77706
                     (Jefferson County)
---------------------------------------------------------------------------------------------------------
      PALCO, 15-N,
       16-N, 17-N
---------------------------------------------------------------------------------------------------------
                                                                     Jefferson             PERMIT
                                                                   County Engineer
---------------------------------------------------------------------------------------------------------
                                                                    Jose Pastrana           -
---------------------------------------------------------------------------------------------------------
                                                                    1149 Pearl-5th          -
                                                                        floor
---------------------------------------------------------------------------------------------------------
                                                                   Beaumont, Texas          -
                                                                       77701
---------------------------------------------------------------------------------------------------------
                                                                   (409)835-8584
---------------------------------------------------------------------------------------------------------
113                   DD#7 (lateral #2)   3    0    3              County Engineer
---------------------------------------------------------------------------------------------------------
                       (SMALL DITCH)                                                      PERMIT
---------------------------------------------------------------------------------------------------------
                                                                                       SEE TRACT #23
---------------------------------------------------------------------------------------------------------
         PALCO
---------------------------------------------------------------------------------------------------------
114     LOTS 1 &2,    JEFFERSON COUNTY    85   85   0                               COMMISSIONERS MEETING
     TRACT 1, LOT 3                                                                        6/02/03
        TRACT 2
---------------------------------------------------------------------------------------------------------
        BLOCK 18m     (OLD MATERIALS                                                     APPROVED AT
                            AREA)                                                     MEETING-AWAITING
                                                                                           CHECK
---------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 26

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                        PRIVATE RDWY TO      2      0     2
                          U.S. INTEC
--------------------------------------------------------------------------------------------------------------
 115     T & N O #3     OWNER PREMCOR-BY                                    License
                            LICENSE                                        agreement
                                                                          between prior
                                                                             owner
--------------------------------------------------------------------------------------------------------------
           RD                                                             and Premcor-     PREMCOR SIGN OFF
                                                                            Premcor             REQUIRED
                                                                         has authority
--------------------------------------------------------------------------------------------------------------
 116                     SOUTH GARDEN        4      0     4
                        ROAD(Jefferson
                            County)
--------------------------------------------------------------------------------------------------------------
                                                                                                PERMIT
--------------------------------------------------------------------------------------------------------------
116.1   T & N O #3    RODAIR GULLEY(DD#7)    5      0     5                                  SEE TRACT #112
--------------------------------------------------------------------------------------------------------------
                         Natural Stream                                                         PERMIT
--------------------------------------------------------------------------------------------------------------
                                                                                             SEE TRACT #23
--------------------------------------------------------------------------------------------------------------
 117    T & N O #3      12th STREET (50'     3      0     3
                             ROW)
--------------------------------------------------------------------------------------------------------------
                      Portion adjacent to                                                   GATE COMBINATION
                      RR owned by PREMCOR                                                     #8091 (TATE)
--------------------------------------------------------------------------------------------------------------
                                                                                           Theron Tate Rt. 4
                                                                                            Box234-Bmt Tx 04
--------------------------------------------------------------------------------------------------------------
                                                                                            resides east of
                                                                                         Premcor ownership of
                                                                                                  12th
--------------------------------------------------------------------------------------------------------------
                                                                                          St.-may need temp.
                                                                                              workspace
--------------------------------------------------------------------------------------------------------------
                                                                                         (409)781-2600-AT THIS
                                                                                            TIME NONE NEEDED
--------------------------------------------------------------------------------------------------------------
 118   D. CUNNINGHAM      GULF STATES      120.47   0   120.47           P. O. Box 2951
                         UTILITIES CO.
--------------------------------------------------------------------------------------------------------------
         Fee strip                                                        Beaumont, TX    MET WITH DOUG BABIN
                                                                             77704       5-7-03, REQUIRES NEW
--------------------------------------------------------------------------------------------------------------
                                                                          (409)654-2303    Doug meeting with
                                                                           Doug Babin    Jack 6/11 to discuss
--------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 27

--------------------------------------------------------------------------------------------------------------
                                                                        Jim Cornelius-   construction concerns
                                                                        assigned this
                                                                           project
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
120                    UNNAMED COUNTY      3     0     3                                     NOT DEDICATED
                           ROADWAY-                                                      ROAD-NOTHING REQUIRED
                      construction rd
                            only
--------------------------------------------------------------------------------------------------------------
                     to prison area-no                                                      WILL BE PART OF
                    permit required-per                                                         PREMCOR
                            sam
--------------------------------------------------------------------------------------------------------------
121   WM. SIGLER      MCFADDIN CANAL       5     0     5
                          (LNVA)
--------------------------------------------------------------------------------------------------------------
                      AKA GARNER CANAL                                                          PERMIT
--------------------------------------------------------------------------------------------------------------
                                                                                            SEE TRACT #102
-------------------------------------------------------------------------------------------------------------
122   WM. SIGLER      JOHN'S GULLEY        5     0     5                                        PERMIT
                          (DD#7)
--------------------------------------------------------------------------------------------------------------
          WW                                                                                SEE TRACT #23
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
123  D. CUNNINGHAM     TXDOT 3514 (To     26     0    26                                        PERMIT
                        Prison area)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                     (423' WIDTH AT RR                                                       SEE TRACT #4
                            ROW)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
124  D. CUNNINGHAM      OIL TANKING      16.42   0   16.42                Meeting set      MET WITH MR. SAYS
                     BEAUMONT PARTNERS,                                with ROW and BD          4/30/03
                            L.P.                                              to
--------------------------------------------------------------------------------------------------------------
                                                                         discuss tap-
                                                                          documents
                                                                         changed to
--------------------------------------------------------------------------------------------------------------
                                                                         reflect 20'
                                                                           easement
                                                                        instead of 30
--------------------------------------------------------------------------------------------------------------
                                                                           meeting
                                                                          scheduled
                                                                           6/12/03
--------------------------------------------------------------------------------------------------------------
125  D. CUNNINGHAM     PREMCOR/LUCAS     incl    0                     Premcor pipeline
                          STATION                                        office (Lucas
--------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 28

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Terminal)
--------------------------------------------------------------------------------------------------------------------------------
                                and surrounding
                                    property
--------------------------------------------------------------------------------------------------------------------------------
                                                    incl     0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
 FOLLOWING
  PREMCOR
 EASEMENT
FROM LUCAS
  STATION
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
   126        D. CUNNINGHAM       OIL TANKING       194      0      194                     Main-15602          SEE #124
                              BEAUMONT PARTNERS,                                           Jacintoport
                                      L.P.                                                    Blvd.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Houston, Tx        Local: Andre'
                                                                                               77015           Says-Manager
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           6275 Highway 347 Bmt
                                                                                                                 Tx 77708
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           835-5381 fax 833-0464
--------------------------------------------------------------------------------------------------------------------------------
   126.1      D. CUNNINGHAM   JOHNS GULLEY BRANCH     5                                                     CALL BEFORE ENTRY-
                                     (DD7)                                                                     LOCK ALL GATES
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
   127        D.CUNNINGHAM    TEXAS DEPARTMENT OF  336.69    0     336.69                 Nanette Ramsey   APPRAISAL REC'D 5-7-
                                    CRIMINAL                                                                 03, FED EX 5-8-03
--------------------------------------------------------------------------------------------------------------------------------
               T AND NO RR          JUSTICE                                                 2405 Avenue     Environmental scope
                                                                                             I-suite E        received to be
                                                                                                            attached with offer
--------------------------------------------------------------------------------------------------------------------------------
              P. HUMPHRIES                                                                Huntsville, TX        letter. Next
                                                                                               77340         Commission meeting
                                                                                                                 7/10/2004.
--------------------------------------------------------------------------------------------------------------------------------
                                                                                          (936)437-5471    Met requirements-they
                                                                                                           do not need any addn
                                                                                                                   info.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 29

------------------------------------------------------------------------------------------------------------------
                                                                            PRISON INFO>    Allen Wallace-Warden
                                                                                              Al Price 724-6388
------------------------------------------------------------------------------------------------------------------
                                                                                               Joe Smith-Warden
                                                                                                 Gist-727-8400
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                               D. Doughty-Warden
                                                                                                Stiles 722-5255
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 127.1     T & NO RR      JEFFERSON COUNTY     70    70     0              County Engineer     See Tract #114
------------------------------------------------------------------------------------------------------------------
                                                                                              Approved 6/02/03 at
                                                                                              Commissioner Court
                                                                                                    meeting
------------------------------------------------------------------------------------------------------------------
                                                                                             waiting on check ande
                                                                                               executed document
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 128    WILLIAM CARROLL     RODAIR GULLEY      5     0     5                                  PERMIT SEE TR #23
                              Branch (DD#7)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
         P. HUMPHRIES    TEXAS DEPARTMENT OF  incl  incl                                        SEE TRACT #127
                              CRIMINAL
------------------------------------------------------------------------------------------------------------------
                              JUSTICE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 129        WILLIAM       HIGHWAY 69(TXDOT)    18    0     18
            CARROLL
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
 130       T & NO RR       CALDWELL COMPANY   124    0    124               Shaheen L.        TRUSTEES MET ON
                                TRUST                                     Farah-V.P./Trust         5/12/03
                                                                              officer
------------------------------------------------------------------------------------------------------------------
        WILLIAM CARROLL    (HIBERNIA BANK                                  P.O. Box 3928     Revisions to document
                             TRUST DEPT)                                                      forwarded to Jamey
------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 30

----------------------------------------------------------------------------------------------------------------------------------
         CARROLL           TRUST DEPT)                                                                     forwarded to Jamey
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Bmt. Tx 77704          for approval on
                                                                                     (409)880-1424      5/29/03-waiting on reply
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
131  WILLIAM CARROLL    JEFFERSON COUNTY   26.14  26.14       0       #2003022370    Tom McDonald-Gen.     CLOSED-COPY OF DOCUMENT
                         WATER DISTRICT                                                     Mgr.                   MAILED
----------------------------------------------------------------------------------------------------------------------------------
                       NO. 10-WATER TMT.                             filed 6/9/2003   3707 Central        TO JCWD#10 on 6/10/03
                            FACILITY                                                      Blvd
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Nederland, TX
                                                                                       77627 (409)
                                                                                        722-6922
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
132  WILLIAM CARROLL  OUTPOST DEVELOPMENT,  5.81     0       5.81                     James Kerr            Do not drive down
                              LTD                                                                         roadway that is under
----------------------------------------------------------------------------------------------------------------------------------
                          (JAMES KERR)                                                5245 N Twin         construction during
                                                                                       City Hwy.           inclement weather
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Nederland, TX        Roadway is north of
                                                                                     (409) 727-8279         pipeline location
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Final document dropped
                                                                                                        by attorney 6/4-awaiting
----------------------------------------------------------------------------------------------------------------------------------
133  WILLIAM CARROLL  DD #7 Ditch(Rhodair                                                                  signed document-ck
                         Gulley Branch)                                                                       requested 6/4
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Waiting on Lien
                                                                                                         subordination-Hibernia
                                                                                                                  Bank
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Have not received check
                                                                                                           from El Paso to close
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 31

---------------------------------------------------------------------------------------------------------------------------------
    134      WILLIAM CARROLL  TERRA NOVA DEVELOPMENT  116.57  116.57    0     #2003022371          Ann             CLOSED-COPY OF
                                                                                            Blackwell(developer   DOCUMENT MAILED
                                                                                                /owner)
---------------------------------------------------------------------------------------------------------------------------------
                                 (ANN BLACKWELL)                             filed 6/9/03    P.O. Box 1343        TO MS. BLACKWELL
                                                                                                                       6/10/03
---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Nederland, Tx
                                                                                                 77627
                                                                                               721-5011
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
    135      WILLIAM CARROLL  GULF STATES FEE STRIP    16.19     0    16.19
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                                        2       0      2
---------------------------------------------------------------------------------------------------------------------------------
    136                        JEFFERSONCOUNTY ROAD                                                                  ACCORDING TO
                                  EASEMENT (40')                                                                       SURVEYOR
                                                                                                                      INCLUDED IN
---------------------------------------------------------------------------------------------------------------------------------
                                 PALCO DEDICATED-                                                                     GSU ROW
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RE-ENTERING                                            82.7    82.7     0                                           MEMORANDUM OF
PREMCOR FEE                                                                                                         UNDERSTANDING
 OWNERSHIP                                                                                                              SIGNED
 CORRIDOR
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     WITH PREMCOR
                                                                                                                        4/28/03
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 32

-----------------------------------------------------------------------------------------------------------------------------
 ENTERING
 HIGHLAND
SUBDIVISION
-----------------------------------------------------------------------------------------------------------------------------
   TO BE
  DRILLED
-----------------------------------------------------------------------------------------------------------------------------
   137                             LESTER        7.91  7.91      0     2003017975  1620 Tallowood   Document recorded 5-9-03
                               CHAMPAGNE ET UX
-----------------------------------------------------------------------------------------------------------------------------
              HIGHLAND NORTH                                                       Nederland, Tx
              ESTATES UNIT 5                                                           77627
                  PH 2
-----------------------------------------------------------------------------------------------------------------------------
              LOT 2, BLOCK 7                                                       (home) 722-5836  Inspection req. 30 days
                                                                                                    prior to const-3yrs after
-----------------------------------------------------------------------------------------------------------------------------
   138                         TALLOWOOD LANE     3     0        3                                  PERMIT-COUNTY SEE TRACT
                                (60' COUNTY)                                                                  #112
-----------------------------------------------------------------------------------------------------------------------------
              HIGHLAND NORTH
              ESTATES UNIT 5
                  PH 2
-----------------------------------------------------------------------------------------------------------------------------
                                                                       200301796    1615 Tallowood  Document recorded 5-9-03
-----------------------------------------------------------------------------------------------------------------------------
   139                          FRANCIS KOTZUR   7.96  7.96      0                  Nederland, Tx   Will require inspections
                                    ET UX                                              77627        30 days prior to const.
-----------------------------------------------------------------------------------------------------------------------------
              HIGHLAND NORTH                                                           (home)          3 yrs. After const.
              ESTATES UNIT 5                                                        729-7317 work
                  PH 2                                                              800-235-7822
-----------------------------------------------------------------------------------------------------------------------------
              LOT 10, BLOCK 7                                                                          Pending recording
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   140                         C. DELORD ET UX   7.92  7.92      0     2003017974   1614 Braxton    Document recorded 5-9-03
                                                                                       Circle
-----------------------------------------------------------------------------------------------------------------------------
              HIGHLAND NORTH                                                        Nederland, Tx
              ESTATES UNIT 5                                                            77627
                  PH 2
-----------------------------------------------------------------------------------------------------------------------------
              LOT 11, BLOCK 7                                                         722-0359
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    Will require inspections
-----------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 33

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         30 days prior to const.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         3 yrs. After const.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  141                          BRAXTON CIRCLE    3      0           3                                    PERMIT-COUNTY SEE TRACT
                                (60' COUNTY)                                                                       #112
---------------------------------------------------------------------------------------------------------------------------------
            HIGHLAND NORTH
            ESTATES UNIT 5
               PH 2
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  142                        JOHN WAGNER ET UX  38.5   38.5          0      2003017977   1609 Braxton           Complete
                                                                                           Circle
---------------------------------------------------------------------------------------------------------------------------------
            HIGHLAND NORTH                                                 filed 5/9/03  Nederland, Tx   Will require inspections
            ESTATES UNIT 5                                                                   77627        30 days prior to const.
                PH 2
---------------------------------------------------------------------------------------------------------------------------------
            LOT 15, BLOCK 7                                                                722-6199         3 yrs. After const.
---------------------------------------------------------------------------------------------------------------------------------
            LOT 14, BLOCK
            7-tr 1 .397 ac
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  143                        PORT ARTHUR CANAL   7      0           7
                                (120' ROW)
---------------------------------------------------------------------------------------------------------------------------------
           WILLIAM CARROLL       (LNVA)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  144                          GSU FEE STRIP    11.91   0         11.91                                         SEE #118
                                (100' ROW)
---------------------------------------------------------------------------------------------------------------------------------
           WILLIAM CARROLL
---------------------------------------------------------------------------------------------------------------------------------
                              CENTAL BOULEVARD   4      0           4
                               DITCH (DD7)
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
           WILLIAM CARROLL                                                                               DD7 controlled estimated
                                                                                                                    60'
---------------------------------------------------------------------------------------------------------------------------------
ENTERING                                                                                                   PERMIT SEE TRACT #23
PREMCOR
CORRIDOR
---------------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 34

---------------------------------------------------------------------------------------------------------------------------
145                            CENTRAL          5      0       5                                   PERMIT-COUNTY SEE TRACT
                          BOULEVARD(COUNTY)                                                                  #112
---------------------------------------------------------------------------------------------------------------------------
      WILLIAM CARROLL
---------------------------------------------------------------------------------------------------------------------------
146                           CALIFORNIA        5      0       5                                   PERMIT-COUNTY SEE TRACT
                          BOULEVARD(COUNTY)                                                                  #112
---------------------------------------------------------------------------------------------------------------------------
      WILLIAM CARROLL
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
147                      JOE DAUGHTRY, ET UX
---------------------------------------------------------------------------------------------------------------------------
           PALCO          Fireworks Store on   52.17  52.17    0   #2003020174    2565 Twin City     Agmt. Signed 5/19/03
                               property                                                Hwy.            recorded 5/27/03
---------------------------------------------------------------------------------------------------------------------------
      Pt of Lot 4, Blk                                             filed 6/5/03    Nederland,Tx
     19, Range F, Pt of                                                           Cell- 504-1973
---------------------------------------------------------------------------------------------------------------------------
        Lot 1,Blk 19                                                                 727-3080
          Range G
---------------------------------------------------------------------------------------------------------------------------
                                                                                     721-6448       Delivered check 5/22/03
                                                                                    h727-6580
---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Add to DOC. Do not Block
                                                                                                      drive 12/26/03thru
                                                                                                            1/02/04
---------------------------------------------------------------------------------------------------------------------------
148                                                                                                  (New fireworks store)
                                                                                                        also 6/24-7/4.
---------------------------------------------------------------------------------------------------------------------------
      WILLIAM CARROLL     HIGHWAY 347(TXDOT)   12      0      12
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      PERMIT-SEE TRACT 4
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
149                      KANSAS CITY SOUTHERN   6      0       6                     Tim Huya           PERMIT required
                                  RR
---------------------------------------------------------------------------------------------------------------------------
      WILLIAM CARROLL                                                              5800 N. Main
                                                                                      Street
---------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 35

---------------------------------------------------------------------------------------------------------------------------
                                                                                    Fort Worth,
                                                                                    Texas 76179
---------------------------------------------------------------------------------------------------------------------------
                                                                                   (817-352-2902
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
66       A. J. STEWART     CITY OF NEDERLAND       5        5     0                                 Council approved and
                                                                                                    signed 6/9/03-will pick
---------------------------------------------------------------------------------------------------------------------------
                                                                                                        check requested
                                                                                                    6/04-document forwarded
                                                                                                              for
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      Manta Ray signature
                                                                                                    6/10/03-still awaiting
                                                                                                             check
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
65                       SUN PIPE LINE COMPANY                                       W.L.Crisp
---------------------------------------------------------------------------------------------------------------------------
65A     WILLIAM CARROLL                                                              Hwy 347N
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Nederland,
                                                                                    Texas 77627
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
65B      A. J. STEWART
---------------------------------------------------------------------------------------------------------------------------
65C         KUTCHER        VALVE SITE 75x150                                                         PER D. FERER BUSINESS
                                                                                                          DEVELOPMENT
---------------------------------------------------------------------------------------------------------------------------
          O. MONTEE                             197.59      0   197.59                             WILL HANDLE NEGOTIATIONS
---------------------------------------------------------------------------------------------------------------------------
          J. TURNER
---------------------------------------------------------------------------------------------------------------------------
67                        UNION OIL COMPANY OF                                       Ronald L.       PER D. FERER BUSINESS
                               CALIFORNIA                                              James              DEVELOPMENT
---------------------------------------------------------------------------------------------------------------------------
67A       JIM TURNER     VALVE SITE 75'X 200'                                     P. O. Box 237   WILL HANDLE NEGOTIATIONS
---------------------------------------------------------------------------------------------------------------------------
          JIM TURNER     UNION OIL COMPANY OF            incl                     Nederland, Tx
                               CALIFORNIA                                          (409)724-3311
---------------------------------------------------------------------------------------------------------------------------
        JOHN C. KUTCHER
---------------------------------------------------------------------------------------------------------------------------
                          UNION OIL COMPANY OF           incl
                               CALIFORNIA
---------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 36

---------------------------------------------------------------------------------------------------------------------------
                          CALIFORNIA
---------------------------------------------------------------------------------------------------------------------------
          OTTO RUFF
---------------------------------------------------------------------------------------------------------------------------
                          UNION OIL COMPANY OF   219.1   0       219.1
                              CALIFORNIA
---------------------------------------------------------------------------------------------------------------------------
          O. MONTREE
---------------------------------------------------------------------------------------------------------------------------

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 37

                          (Texas City ROW begins here)

-----------------------------------------------------------------------------------------------------------------------------------
             CAMERON HIGHWAY OIL PIPELINE
                  SYSTEM-Texas City
---------------------------------------------
                                                 Rods,      Rods    Pending   Easement/        Contact
Tract#      Description        Apparent Owner    Apprx    Complete           Permit date     Information              Notes
-----------------------------------------------------------------------------------------------------------------------------------
         PORT BOLIVAR ROUTE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  1      A. Van Nordstrom   Andrew Johnson, Jr.  103.26    103.26      0       4/5/2003     P.O. Box 174             COMPLETE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             #2003026386        Port           Temporary workspace
                                                                                             Bolivar,TX              obtained
                                                                                                77650
-----------------------------------------------------------------------------------------------------------------------------------
  2      A. Van Nordstrom    Butterfly -County      4         0        4                    wk-409-740-1517   PERMIT-C. Southerland
                                    Road
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            hm-409-684-8330
-----------------------------------------------------------------------------------------------------------------------------------
  3      A. Van Nordstrom    Andrew M. Johnson,  100.68    100.68      0      3/18/2003          All                 COMPLETE
                                   Estate                                                   negotiations
                                                                                              are to be
-----------------------------------------------------------------------------------------------------------------------------------
                              (und. 4/5th int)                               #2003026387    handled with
                                                                                            A. Johnson,Jr
-----------------------------------------------------------------------------------------------------------------------------------
 3VS       41'x90'(.291       Cora Beth Evans                                 3/18/2003                              COMPLETE
              acres)              Johnson
-----------------------------------------------------------------------------------------------------------------------------------
         with 26' access      (und. 1/5th int)                               #2003026388                      V.S. Changed to 41x90
           road fr. 87
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT
                                 SCHEDULE 5(l)
                                    PAGE 38

----------------------------------------------------------------------------------------------------------------------------
4   A. Van Nordstrom  Highway 87-State of    7       0      7                                    PERMIT-C. Southerland
                             Texas
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
5   A. Van Nordstrom   Michael Roy Lange   254.62  254.62   0     4/8/2003       Lange                  COMPLETE
                                                                             Construction
----------------------------------------------------------------------------------------------------------------------------
                                                                #2003026385    3073 Kent     7 day notice needed to remove
                                                                                 Road                    cattle
----------------------------------------------------------------------------------------------------------------------------
                                                                               Beaumont,         prior to construction
                                                                              Texas 77705
----------------------------------------------------------------------------------------------------------------------------
                                                                              phone bk-
                                                                             Bluebonnet Ln.
----------------------------------------------------------------------------------------------------------------------------
                                                                             (409)796-1806
                                                                             (409)796-1972
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                             same as above
----------------------------------------------------------------------------------------------------------------------------
6                     Andrew Johnson, Jr.   81.33   81.33   0     4/5/2003                              COMPLETE
                            Indiv &
----------------------------------------------------------------------------------------------------------------------------
                           as Trustee                           #2003026386
                          (unrecorded)
----------------------------------------------------------------------------------------------------------------------------
6   A. Van Nordstrom   Intercoastal Canal   incl.   incl.         4/5/2003                              COMPLETE
----------------------------------------------------------------------------------------------------------------------------
                      (Andrew Johnson,Jr.                       #2003026386                  C. Southerland to handle permit
                            has fee)
----------------------------------------------------------------------------------------------------------------------------
6   A. Van Nordstrom  Andrew Johnson, Jr.   incl.   incl.         4/5/2003
----------------------------------------------------------------------------------------------------------------------------
                        (referred to as                         #2003026386
                          Goat Island)
----------------------------------------------------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT
                                 SCHEDULE 5(l)
                                    PAGE 39

----------------------------------------------------------------------------------------------------------------------------
                    ENTERING
                    GALVESTON
                      BAY
-----------------------------------------------------------------------------------------------------------------------------
      WW                           Galveston Bay
-----------------------------------------------------------------------------------------------------------------------------
                   CROSSING      CITY OF TEXAS CITY                                                CITY OF TEXAS CITY/GLO
                     DIKE-
-----------------------------------------------------------------------------------------------------------------------------
       -               -                                                                              permits required
-----------------------------------------------------------------------------------------------------------------------------
       -           TEXAS CITY                                                                   City Engineer approved drill
                     ROUTE                                                                                  plans
-----------------------------------------------------------------------------------------------------------------------------
 Entering from
 Galveston Bay
   south of
Discharge Canal
  (swan lake)
-----------------------------------------------------------------------------------------------------------------------------
                 H. Littlefield  Union Carbide(Dow)  29.988   0   29.988            Fax#          Sent 5/19 To Dow Houston
                                                                                979-238-3587
-----------------------------------------------------------------------------------------------------------------------------
                                   West of Swan                                  Local-Bill    Manta Ray legal requested chgs
                                  lake-submerged                                    Knee
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  3301 5th       to DOW document-L.A. Simper
                                                                                Avenue South
-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Texas City,      will meet with DOW legal
                                                                                 Texas 77590
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  (P.O. Box         negotiations ongoing
                                                                                    471)
-----------------------------------------------------------------------------------------------------------------------------
                                                                                (409)948-5153
-----------------------------------------------------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT
                                 SCHEDULE 5(l)
                                    PAGE 40

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Houston
                                                                                     office-L. A.
                                                                                        Simper
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    (713)978-3805
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Fax#
                                                                                     979-238-3587
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                   H. Littlefield      Kohfeldt Family     22.89   0    22.89         Steven P.      Offer letter mailed 4/16/03
                                        Limited Ptnr.                                 Anderson
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    P.O. Box 305       Spoke with Mr. Anderson
                                                                                                               5/14-he
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Denison,Tx     Anderson transferred info. To
                                                                                        75021
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    (903)465-2000     Jim Reynolds-attorney for
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Kohlfelt partnership-reviewing
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      documents. He was fed-exed
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     info. On 6/4-will call 6/11
                                                                                                               to chk.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               status.
----------------------------------------------------------------------------------------------------------------------------------
                 H. B. Littlefield     Gulf Coast Waste
                                           Disposal
----------------------------------------------------------------------------------------------------------------------------------
                                          Authority       344.47   0   344.47       910 Bay Area     See Union Carbide(Dow) agmt.
                                                                                      Boulevard
----------------------------------------------------------------------------------------------------------------------------------
                                     (UTILIZING ROADWAY)                              Houston,       must be reached between Dow
                                                                                     Texas 77058
----------------------------------------------------------------------------------------------------------------------------------
                   Permit to use       Road Easement to                             (409)935-4783       and Sterling Chemical
                   roadway within     City of Texas City                            Ricky Clifton
----------------------------------------------------------------------------------------------------------------------------------
                  100' strip from     from Union Carbide                             Additional       GCWA will accept DOW form-
                  City of Tx City           (Dow)                                      Contact
----------------------------------------------------------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT
                                 SCHEDULE 5(l)
                                    PAGE 41

----------------------------------------------------------------------------------------------------------------------
        (Waiting on City                                                   Charles Ganze             awaiting DOW
              Eng                                                                                   legal review of
          Determination)
----------------------------------------------------------------------------------------------------------------------
                                                                           (281)488-4115                changes
                                                                                                       requested
----------------------------------------------------------------------------------------------------------------------
                                                                               James
                                                                           McWhorter-City
                                                                             Engineer
----------------------------------------------------------------------------------------------------------------------
                                                                            P.O.Drawer
                                                                               2608
----------------------------------------------------------------------------------------------------------------------
                                                                            Texas City,
                                                                               Texas
                                                                            77592-2608
----------------------------------------------------------------------------------------------------------------------
                                                                           (409)643-5935
----------------------------------------------------------------------------------------------------------------------
                                                                             Leased to
                                                                            Texas City
                                                                               Intl.
----------------------------------------------------------------------------------------------------------------------
                                                                           Terminal for
                                                                           S. Cont. Port
----------------------------------------------------------------------------------------------------------------------
                                                                               (Alex
                                                                             Parkman)
----------------------------------------------------------------------------------------------------------------------
         H. Littlefield      (Texas City Port
             Survey             Boulevard)
----------------------------------------------------------------------------------------------------------------------
                                  TXDOT
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
         H. Littlefield     Amoco Oil Company       285    0     285                            BP to be negotiated by
             Survey                                                                                    Business
----------------------------------------------------------------------------------------------------------------------
                                                                                                     Development
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT
                                 SCHEDULE 5(l)
                                    PAGE 42

----------------------------------------------------------------------------------------------------------------------------
           S. Bundick       Amoco Oil Company       470    0     470
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
           S. Bundick      Texas City Terminal       18    0      18                            BEING NEGOTIATED BUS. DEV.
                                 Railway
----------------------------------------------------------------------------------------------------------------------------
                             Leased to TEPPCO
----------------------------------------------------------------------------------------------------------------------------
                            Sub-leased SEAWAY                                                    Call Laura Gissen 24 hours
----------------------------------------------------------------------------------------------------------------------------
                               BP AMOCO TAP                                   Gissen            prior to entry (409)949-3708
                                                                           cell#(281)
                                                                            460-1130
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                             Galveston                PERMIT FOR LEVEE
                                                                              County
                                                                             Engineer
----------------------------------------------------------------------------------------------------------------------------
         H. Littlefield    County of Galveston       37    0      37           (Mike              MUST NOTIFY SUPER.-TODD
             Survey                                                         Fitzgerald)
----------------------------------------------------------------------------------------------------------------------------
                             Levee(Hurricane                                    123             NOLTE 3 days prior to entry
                               Protection)                                   Rosenberg
                                                                              Street
----------------------------------------------------------------------------------------------------------------------------
                                                                            Galveston,                 (409)948-4231
                                                                            Texas 77550
----------------------------------------------------------------------------------------------------------------------------
                                                                           (409)770-5552           Engineer must approve
----------------------------------------------------------------------------------------------------------------------------
         H. Littlefield    Texas City Terminal
             Survey              Railway
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
         H. Littlefield         AMOCO (BP)           18    0      18                                 BP REMAINDER TRACT
             Survey
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT
                                 SCHEDULE 5(l)
                                    PAGE 43

----------------------------------------------------------------------------------------------------------------------------
         H. Littlefield    Texas City Terminal       6     0      6
             Survey              Railway
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
         H. Littlefield          FM 519E             6     0      6            Allen                       PERMIT
             Survey                                                        Byerly-Right
                                                                              -of-Way
----------------------------------------------------------------------------------------------------------------------------
                              STATE OF TEXAS                                 6810 Old
                                                                               Katy
                                                                            Rd-Houston
----------------------------------------------------------------------------------------------------------------------------
                                                                           (713)802-5681
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
         H. Littlefield     Amoco Oil Company        6     0      6
             Survey
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
         H. Littlefield      Texas New Mexico       20     0     20                             Federal expressed 6/4/03 to
             Survey               Power
----------------------------------------------------------------------------------------------------------------------------
                              (FIRST CHOICE)                                                       Engineer-Dennis Marcum
----------------------------------------------------------------------------------------------------------------------------
                                                                                                He will review in the field
                                                                                                            and
----------------------------------------------------------------------------------------------------------------------------
                                                                                                 then pass to legal-he did
                                                                                                          request
----------------------------------------------------------------------------------------------------------------------------
                                                                                                some document revisions-which
----------------------------------------------------------------------------------------------------------------------------
                                                                                                  were made on 6/9/03 and
                                                                                                          emailed
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
         H. Littlefield      Gulf Coast Waste       30     0     30                                Subject to final route
             Survey                                                                                      determination
----------------------------------------------------------------------------------------------------------------------------

                            PARTICIPATION AGREEMENT
                                 SCHEDULE 5(l)
                                    PAGE 44


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            J. Grant            AMOCO (BP)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 CAMERON HIGHWAY

                           PURCHASE AND SALE AGREEMENT

         THIS CAMERON HIGHWAY PURCHASE AND SALE AGREEMENT dated effective the 23 day of June, 2003, (the "Effective Date") by and between BHP BILLITON PETROLEUM (DEEPWATER) INC. ("BHP") and CAMERON HIGHWAY OIL PIPELINE COMPANY
("CHOPS")(hereinafter "Purchase and Sale Agreement"). BHP and CHOPS are individually referred to herein as a "Party", and collectively as "Parties", as the context may require.

                                   WITNESSETH:

         WHEREAS, BHP is a working interest owner in certain offshore oil and gas leases located in the Southern Green Canyon Area of the Gulf of Mexico, and along with its co-working interest owners in the leases are developing or are planning to develop the associated fields for the production of oil and gas as further described herein;

         WHEREAS, CHOPS will construct and install (or cause the construction and installation of) Cameron Highway (defined herein) and will connect such pipeline with a deepwater Crude Oil pipeline to be constructed by Caesar Oil Pipeline Company, LLC ("Caesar") from the Southern Green Canyon Area at SS 332 ; and

         WHEREAS, CHOPS will purchase crude oil produced by BHP from the offshore leases described above and resell volumes of crude oil to BHP at agreed delivery points, all as set forth in this Purchase and Sale Agreement (such purchase and sale arrangements collectively referred to as the "Transaction"); and

         WHEREAS, the Parties have agreed to undertake such activities necessary to consummate the Transaction in accordance with the terms stated herein.

         NOW THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending hereby to be legally bound, the Parties hereby agree to the following principal terms and conditions of the Transaction:

                                   DEFINITIONS

         Capitalized terms used in this Purchase and Sale Agreement that are defined in this Purchase and Sale Agreement shall have the meanings ascribed to them herein. As used in this Purchase and Sale Agreement, the initially capitalized terms listed below shall have the following meanings:

         "AAA" shall mean the American Arbitration Association.

         "API" shall mean American Petroleum Institute.

         "ADDITIONAL DELIVERY POINTS" shall mean each of the following points to be established on Cameron Highway, where CHOPS shall deliver Crude Oil to BHP (or its designees) upon nomination of any such point by BHP in accordance with the terms of this Agreement: the Premcor Refinery, Premcor's Lucas Terminal and Valero Energy Company's Texas City Refinery, and such other mutually agreed to points, such agreement not be unreasonably withheld. Deliveries to all Additional Delivery Points shall be through a direct connection with Cameron Highway and such Additional Delivery Point.

         "AFFILIATE" means a corporate entity which controls, or is controlled by or which is under common control by an entity which controls a party. In the case of BHP, Affiliate shall be deemed to include: (i) BHP Limited; (ii) any corporate entity controlled by BHP Limited; (iii) any corporate entity controlled by Billiton Plc and BHP Limited taking into account the aggregate percentage interests of their respective direct or indirect shareholdings in that corporate entity; or (iv) any corporate entity controlling or controlled by that corporate entity. For the purposes of this definition, one corporate entity controls another when at the relevant time it owns either directly or indirectly not less than fifty (50%) percent of the shares entitled to vote at general meetings of that other corporate entity.

         "ATLANTIS" shall mean Green Canyon Blocks 698, 699, 700, 701, 742, 743 and 744, Gulf of Mexico.

         "BARREL" shall mean forty-two (42) U.S. gallons at a temperature of 60 (Degree)F and 0 PSIG.

         "BASE GAS PRICE" shall mean the Henry Hub gas price as published in the first of the month issue of FERC's Inside Gas Market Report for the then current month of fuel purchases.

         "BASE OIL PRICE" shall mean Platt's Oilgram Mars monthly average price (Trading) per Barrel. Platt's prices are as quoted in Platt's Oilgram and are calculated from the 26th Day of the month, two (2) months prior to the month of delivery through the 25th Day of the month, one (1) month prior to delivery, excluding weekends and holidays.

         "BHP" shall mean BHP Billiton Petroleum (Deepwater) Inc., a Delaware corporation.

         "BHP GROUP" shall mean BHP and its respective affiliates, subsidiaries, co-working interest owners, members and joint venturers and the respective employees, officers, directors, representatives, agents, contractors and subcontractors of each.

         "BHP MDQ" shall mean the maximum daily quantity of Dedicated Production CHOPS is required to accept and purchase from BHP on a Firm basis at the Receipt Point(s) each Day, as further described in this Purchase and Sale Agreement.

         "BHP PRODUCTION" shall mean Dedicated Production and Excess Production, collectively.

         "BONA FIDE REQUEST" shall have the meaning ascribed to such term in
Article VIII.a.i of this Purchase and Sale Agreement.

         "BOPD" shall mean Barrels of Crude Oil per Day.

         "BP" shall mean BP Exploration & Production Inc.

         "BTU" or "British Thermal Unit" shall mean the amount of heat required to raise the temperature of one (1) pound of water one degree (1 degree) Fahrenheit at sixty degrees (60 degrees) Fahrenheit at a pressure of 14.73
PSIG and determined on a gross, dry basis.

         "CAESAR SYSTEM" shall mean the approximately sixty (60) miles of twenty-eight inch (28") offshore Crude Oil pipeline and all related laterals and equipment and facilities to be owned, constructed and installed by Caesar or its designee(s) that will extend from the area of the Initial Dedicated Leases to SS 332 where it will connect into Cameron Highway and could potentially extend to other platforms and/or interconnect with other pipelines.

         "CAMERON HIGHWAY" shall mean the offshore Crude Oil pipeline and all related equipment and facilities to be constructed and owned by CHOPS that will extend from SS 332 to the Delivery Points (as such term is defined herein), but shall not include any extensions, expansions or additions to such offshore Crude Oil pipeline which are not described in this Purchase and Sale Agreement. Such pipeline shall be used by CHOPS to purchase and sell the Crude Oil under this Purchase and Sale Agreement.

         "CAMERON HIGHWAY COMPLETION DATE" shall mean the date on which Cameron Highway is Fully Operational.

         "CHOPS" shall mean Cameron Highway Oil Pipeline Company, a Delaware general partnership.

         "CHOPS GROUP" shall mean CHOPS and its affiliates, subsidiaries, co-owners and joint venturers and its and their respective employees, officers, directors, representatives, agents, contractors and subcontractors

         "CONFIDENTIALITY AGREEMENT" shall have the meaning ascribed to such term in Article XXVII.

         "CONTRACT QUARTER" shall mean a consecutive three (3) month period. The first such Contract Quarter shall begin with the month that production commences from the first of the Dedicated Leases to commence production and ends at the beginning of the next calendar quarter.

         "CRUDE OIL" shall mean the liquid hydrocarbon production from wells, or a blend of such, in its natural form, not having been enhanced or altered in any manner or by any process, other than those processes that normally occur on an offshore production facility, that would result in misrepresentation of its true value for adaptability to refining as a whole Crude Oil.

         "DAY" shall mean a period of twenty-four (24) consecutive hours, beginning and ending at 7:00 A.M. (CST).

         "DEDICATED LEASES" shall mean the (i) Initial Dedicated Leases, as described on Exhibit "A", and (ii) leases underlying other offshore fields that BHP dedicates to this Purchase and Sale Agreement pursuant to Article IV hereof, and which shall be added to Exhibit "A".

         "DEDICATED PRODUCTION" shall mean the first volumes of Crude Oil produced from the Dedicated Leases up to the applicable BHP MDQ that are (i) owned by BHP (or its successors or assigns), and/or (ii) with respect to royalty volumes of Crude Oil owned and/or taken in kind by the Minerals Management Service, controlled by BHP.

         "DELIVERY POINT(S)" shall mean the following points where CHOPS shall deliver Crude Oil to BHP (or its designee(s)): BP Products North America Inc.'s ("BP Products") Texas City Refinery, Teppco Seaway Terminal, at Texas City, Sun Marine Terminal in

Nederland, UNOCAL Pipeline Company's Beaumont Terminal. Deliveries to all Delivery Points shall be through a direct connection with Cameron Highway and such Delivery Point.

         "DISPUTE(S)" shall have the meaning ascribed to such term in Article XXVI.a. hereof.

         "EFFECTIVE DATE" shall have the meaning ascribed to it in the preamble to this Purchase and Sale Agreement.

         "EPFS" shall mean El Paso Field Services, L.P., a Delaware limited partnership.

         "EPN" shall mean El Paso Energy Partners, L.P., a Delaware limited partnership, predecessor to GulfTerra Energy Partners, L.P.

         "GTM SUB" shall have the meaning ascribed to it in Article
XXII.a.i.(A).

         "EXCESS PRODUCTION" shall mean Crude Oil produced from the Dedicated Leases in excess of the Dedicated Production that is (i) owned by BHP (or its successors or assigns), and/or (ii) with respect to royalty volumes of Crude Oil owned and/or taken in kind by the Minerals Management Service, controlled by BHP. Such Excess Production is not required to be delivered or sold to Cameron Highway under the terms of this Purchase and Sale Agreement.

         "FERC" shall have the meaning ascribed to it in Article IX hereof.

         "FINANCIALLY CAPABLE ENTITY" shall have the meaning ascribed to it in
Article XXII.a.i.(C).

         "FIRM" shall mean not subject to interruption or curtailment except in the event of Force Majeure or as provided in Article X.b hereof.

         "FORCE MAJEURE" shall have the meaning set forth in Article XXV.

         "FULLY OPERATIONAL" shall mean that the Cameron Highway pipeline system, including all Delivery Point(s), is completed, active and operational such that it is capable of receiving all Dedicated Production at the Receipt Point(s) and delivering an equivalent volume of Crude Oil at the Delivery Point(s).

         "GB 72" shall mean the existing platform owned by GTM located in Garden Banks Block 72, Gulf of Mexico.

         "GTM" shall mean GulfTerra Energy Partners, L.P., successor to El Paso Energy Partners, L.P.

         "HOLSTEIN" shall mean Green Canyon Blocks 644 and 645, Gulf of Mexico.

         "INITIAL DEDICATED LEASES" shall mean the leases underlying Atlantis and Mad Dog.

         "INITIAL RECEIPT POINT" shall mean the Receipt Point between the Caesar System and Cameron Highway on the Landing Platform, and specifically, the downstream flange of the flow control valve located immediately downstream of the LACT Unit.

         "INTERCONNECT AGREEMENT" shall mean that certain Offshore Facilities Interconnection, Construction and Operating Agreement dated as of even date herewith among CHOPS, Manta Ray, GTM and Caesar.

         "LANDING PLATFORM" shall mean either the SS 332 A Platform or the SS 332 B Platform as determined pursuant to Section 2.3 of the Interconnect Agreement.

         "LACT UNIT" shall mean Lease Automated Custody Transfer Unit.

         "MAD DOG" shall mean Green Canyon Blocks 738, 739, 781, 782, 783, 825, 826 and 827, Gulf of Mexico.

         "MARDI GRAS" shall mean Mardi Gras Transportation System Inc., a Delaware corporation.

         "MMBTU" shall mean one million (1,000,000) BTUs.

         "MOU" shall mean that certain Cameron Highway Memorandum of Understanding between EPN and BHP effective February 11, 2002.

         "NON-SUBMITTING PARTY" shall have the meaning ascribed to such term in
Article XXVI.a.

         "OCSLA" shall mean the Outer Continental Shelf Lands Act (43 U.S.C. Sections 1331 et seq.) as in effect on February 11, 2002, the effective date of the MOU.

         "OPERATIONAL" shall mean that the Cameron Highway pipeline system is active and operational such that it is capable of receiving all Dedicated Production at the Receipt Point(s) and delivering an equivalent volume of Crude Oil to one (1) or more of the Delivery Point(s).

         "PARTY OR PARTIES" shall have the meanings ascribed to such terms in the preamble to this Purchase and Sale.

         "PORT ARTHUR LATERAL" shall mean the twenty-four inch (24") pipeline segment from HI A-5 "C" to the Sun and Unocal Delivery Points.

         "POSEIDON" shall mean Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company.

         "POSEIDON PIPELINE" shall mean the crude oil pipeline system owned by Poseidon that consists of (i) 117 miles of pipeline extending from the GB 72 to SS 332, (ii) 122 miles of pipeline extending from SS 332 to Houma, Louisiana,
(iii) 32 miles of pipeline extending from Ewing Bank Block 873 to South Timbalier Block 212, and (iv) 17 miles of pipeline extending from Garden Banks Block 260 to South Marsh Island Block 205, as such pipeline system may be modified or extended.

         "PSIG" shall mean pounds per square inch gauge.

         "RECEIPT POINT(S)" shall mean the point(s) including, without limitation, the Initial Receipt Point, where CHOPS shall receive and purchase Crude Oil from BHP.

         "REQUIRED COMMENCEMENT DATE" shall have the meaning ascribed to such term in Article XI.c. hereof.

         "SS 332" shall mean either (i) a new platform to be located in Ship Shoal Block 332, Gulf of Mexico and to be constructed, installed and owned by CHOPS; or (ii) the existing platform owned by Atlantis Offshore, LLC located in Ship Shoal Block 332, Gulf of Mexico, as determined pursuant to the Interconnect Agreement.

         "SS 332 OWNER" shall mean CHOPS or Atlantis Offshore, LLC, as applicable.

         "ST 301" shall mean the platform owned by Shell Offshore Inc. located in South Timbalier Block 301, Gulf of Mexico.

         "SUBMITTING PARTY" shall have the meaning ascribed to such term in
Article XXVI.a. hereof.

         "TEXAS CITY LATERAL" shall mean the twenty-four inch (24") pipeline segment from HI A-5 "C" to the Seaway and Amoco Oil Delivery Points.

         "TRANSACTION" shall have the meaning ascribed to such term in the preamble to this Purchase and Sale Agreement.

         "UNOCAL" shall mean Union Oil Company of California.

                                   ARTICLE I.

                         CONSTRUCTION OF CAMERON HIGHWAY

         a. CHOPS shall construct and install Cameron Highway, and shall allow connection with the Caesar System as provided in the Interconnect Agreement.

                                   ARTICLE II.

                             CHOPS PURCHASE FROM BHP

         a. CHOPS agrees to receive and purchase, on a Firm basis, all Dedicated Production delivered by BHP at the Receipt Point(s). If requested by BHP, CHOPS shall receive and purchase Excess Production on an interruptible basis to the extent capacity is available on Cameron Highway. Unless another Receipt Point is mutually agreed to by the Parties, the BHP Production from the Initial Dedicated Leases shall be received and purchased by CHOPS at the Initial Receipt Point. BHP shall be responsible for costs to deliver its Crude Oil, including BHP Production, to the Initial Receipt Point(s).

         b. BHP shall have the right to add Receipt Point(s) in the future at locations on Cameron Highway for the receipt of Crude Oil owned by BHP and produced from leases other than the Initial Dedicated Leases, provided that BHP bears the cost of connecting such leases to Cameron Highway and there is available capacity on Cameron Highway.

                                  ARTICLE III.

                                CHOPS SALE TO BHP

         CHOPS shall sell and deliver to BHP, and BHP shall receive and purchase from CHOPS, on a Firm basis, at the Delivery Point(s) and, as applicable, the Additional Delivery Points, Crude Oil equivalent in volume to the volume delivered by BHP to CHOPS at the Receipt Point(s) pursuant to Article II. adjusted for pipeline loss or gain allowance as described in Article XIII. CHOPS shall be responsible for the costs to deliver the Crude Oil from the Receipt Point(s) to the Delivery Point(s) and, as applicable, Additional Delivery Points.

                                   ARTICLE IV.

                            DEDICATION OF PRODUCTION

         a. BHP hereby dedicates the Dedicated Production produced from the Initial Dedicated Leases to Cameron Highway. Except as otherwise expressly provided in this Purchase and Sale Agreement, such dedication shall be for the commercial life of production from the Initial Dedicated Leases. BHP reserves the rights and quantities of Dedicated Production sufficient to satisfy the following: the right to deliver royalty oil in kind to lessors of the Dedicated Leases; the right to process such Dedicated Production prior to delivery to CHOPS by the use of such processes that normally occur on an offshore production facility; the right to operate the Dedicated Leases free from any control by CHOPS, including without limitation, the right (but not the obligation) to drill new wells, to repair and rework old wells, to shut in wells, plug and abandon wells and to relinquish any or all of the Dedicated Leases in whole or in part; and the right to use such Dedicated Production for pipeline fill on Cameron Highway and the Caesar System.

         b. Except as otherwise expressly provided in this Purchase and Sale Agreement, the foregoing dedication of the Initial Dedicated Leases by BHP shall be an interest running with the land and shall be binding upon the successors and assigns of BHP. The Parties agree to promptly execute and file a memorandum of agreement and recordable agreement in the form of Exhibit "D", together with all documents in the chain of title (including applicable leases and assignments of interests) for the Dedicated Leases, with the MMS and in the county and parish records of the appropriate jurisdictions.

         c. Subject to available capacity on Cameron Highway, BHP shall have the right to dedicate Crude Oil produced from other offshore leases it owns an interest in to this Purchase and Sale Agreement. At BHP's request, such other leases in which BHP owns an interest and dedicates to this Purchase and Sale Agreement within a period of ten (10) years from the date of initial delivery by CHOPS of Dedicated Production to a Delivery Point or Additional Delivery Point, as applicable, hereunder shall receive the same terms and conditions, including economic terms, applicable to the Initial Dedicated Leases. Such dedication shall be for the commercial life of production from such Dedicated Leases. The Parties agree that the rights granted to BHP under this Article IV.c. shall be rights granted only to, and exercisable by, BHP (and not to permitted assignees of BHP); provided, however, that to the extent Crude Oil from other offshore leases is dedicated hereunder pursuant to the terms of this Article IV.c. prior to a permitted assignment by BHP of an interest in such Dedicated Leases, then following such permitted assignment, such Dedicated Production shall continue to receive the same terms and conditions as were applicable to such Dedicated Production prior to such assignment; provided, that such assignment is treated in accordance with Article XXIV.

                                   ARTICLE V.

                         WARRANTY OF TITLE TO CRUDE OIL

         a. BHP hereby represents and warrants that, it has good and marketable title to or the right and authority to deliver to CHOPS, all Crude Oil to be delivered to CHOPS at the Point(s) of Receipt hereunder. BHP represents and warrants that all such Crude Oil delivered by BHP hereunder shall be free and clear of all liens, encumbrances and claims whatsoever and AGREES TO RELEASE, PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS CHOPS, its affiliates, and their officers, directors, employees, agents and representatives against all losses incurred by such party on account of any such liens, encumbrances and claims. BHP hereby represents and warrants that, as of the date this Purchase and Sale Agreement is executed, BHP owns the applicable working interest share in each of the Dedicated Leases as listed on Exhibit "A" hereof.

         b. CHOPS represents and warrants that it has the right and authority to deliver to BHP at the Delivery Point(s) and Additional Delivery Points, all Crude Oil delivered to BHP hereunder. CHOPS represents and warrants that all such Crude Oil from the time of receipt to the time of delivery by CHOPS shall be free and clear of all liens, encumbrances and claims whatsoever and AGREES TO RELEASE, PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS BHP, its affiliates and their respective officers, directors, employees, agents and representatives against all losses incurred by such party on account of any such liens, encumbrances and claims.

                                   ARTICLE VI.

                            MAXIMUM DAILY QUANTITIES

         a. As early as reasonably practicable in order to provide CHOPS reasonable time to contract available space on Cameron Highway with third parties and affiliated exploration and production companies, but in no event later than five (5) Days prior to the first Day of each calendar month, BHP shall give CHOPS written notice of the BHP MDQ for the succeeding month, which shall equal one of the following BHP MDQ levels:

i)         Level 1          -       100,000 BOPD

ii)        Level 2          -         95,000 BOPD

iii)       Level 3          -         90,000 BOPD

iv)        Level 4          -         85,000 BOPD

v)         Level 5          -         80,000 BOPD

vi)        Level 6          -         75,000 BOPD, or

vii)       Level 7          -         70,000 BOPD

         Such minimum five (5) Day notice period may be changed with the agreement of BHP and CHOPS based on safety or environmental concerns or the final Cameron Highway nomination deadline.

         b. If on any Day, BHP does not deliver Dedicated Production to Cameron Highway equal to the applicable BHP MDQ selected by BHP pursuant to
Article VI.a. above, CHOPS shall have the right to utilize such unused capacity on a fully interruptible basis.

         c. Dedicated Production delivered to the Receipt Point(s) by BHP that is produced from Dedicated Leases other than the Initial Dedicated Leases shall be credited against the applicable BHP MDQ so long as deliveries by BHP have not exceeded the applicable BHP MDQ at the time such additional Dedicated Production is delivered to the Receipt Point(s) and there is BHP MDQ capacity available because BHP does not have the production available from the Initial Dedicated leases to fulfill its BHP MDQ obligations.

         d. BHP shall have the right to deliver Crude Oil that has not been dedicated to this Purchase and Sale Agreement to the Receipt Point(s), and if capacity is available, BHP shall have the right to require CHOPS to enter into an interruptible purchase and sale arrangement for such Crude Oil with differentials no greater than those contained in Article XII. The right to deliver Crude Oil that has not been dedicated to this Purchase and Sale Agreement and receive differentials no greater than those contained in Article
XII. shall be a right granted only to, and exercisable by, BHP (and not to permitted assignees of BHP); provided, however, that to the extent an interruptible purchase and sale arrangement for such Crude Oil is entered into pursuant to this Article VI.d. prior to a permitted assignment by BHP of an interest in such Crude Oil, then following such permitted assignment, such Crude Oil shall continue to receive the same differentials under such interruptible purchase and sale arrangement as were applicable to such interruptible purchase and sale arrangement prior to such assignment; provided, that such assignment is treated in accordance with Article XXIV.

         e. Except as provided in Article VIII. of this Purchase and Sale Agreement, CHOPS shall not enter into any firm purchase and sale arrangements if such arrangements would reasonably be expected by a reasonable and prudent operator to jeopardize the ability of such operator to accept and purchase, on a Firm basis, the volume of Crude Oil equivalent to Level 1 of the BHP MDQ levels set forth in Article VI.a. above, at the Receipt Point(s) from BHP hereunder.

         f. At BHP's request, CHOPS shall provide BHP then current and up-to-date information regarding the aggregate contracted firm and interruptible throughput of Cameron Highway, subject to confidentiality restrictions.

                                  ARTICLE VII.

                               INCREASE IN BHP MDQ

         a. Notwithstanding anything to the contrary contained herein, at BHP's request (to be accompanied by supporting data reasonably satisfactory to CHOPS) and to the extent capacity is available on Cameron Highway, CHOPS shall increase (i) Level 1 of the BHP MDQ Levels set forth in Article VI.a. above to any amount less than or equal to 120,000 BOPD, and the remaining six (6) Levels of the BHP MDQ Levels shall remain unchanged, and (ii) to the extent BHP requests that Level 1 of the BHP MDQ Levels be increased in excess of 120,000 BOPD, all of the remaining six (6) Levels of the BHP MDQ Levels shall be increased by the same amount that the increase in Level 1 exceeds 120,000 BOPD. Upon such increase in the applicable Level(s) of the BHP MDQ Levels, CHOPS shall be obligated to receive and purchase Dedicated Production at the Receipt Point(s) at such increased Levels and sell and deliver the equivalent volume of Crude Oil to BHP (as provided in Article III.a. above) at the Delivery Point(s) and Additional Delivery Points, as applicable, all on a Firm basis as provided in this Purchase and Sale Agreement. The terms related to an increase in BHP MDQ, and the rights related thereto, shall be rights granted only to, and exercisable by, BHP (and not to permitted assignees of BHP); provided, however, that to the extent an increase in any BHP MDQ Level has occurred pursuant to this Article VII.a. prior to a permitted assignment by BHP of an interest in the Dedicated Leases and/or Dedicated Production, such increase in BHP MDQ Level(s) shall continue in effect following such permitted assignment provided that such assignment and the allocation of such MDQ amounts are treated in accordance with Article XXIV.

         b. In addition, subject to Article VII.c. below, it is agreed by BHP and CHOPS that in the event BHP has delivered Crude Oil equivalent to the applicable BHP MDQ and wishes to deliver Dedicated Production from Dedicated Leases other than the Initial Dedicated Leases, then upon the dedication of such other Dedicated Leases, CHOPS shall increase Level 1 of the BHP MDQ Levels set forth in Article VI.a. in order to accommodate such additional Dedicated Production; provided, that in no event shall Level 1 exceed 120,000 BOPD unless the remaining six (6) Levels of the BHP MDQ Levels are increased by the same volume as the amount Level 1 was increased in excess of 120,000 BOPD.

         c. In the event capacity on Cameron Highway is not available for CHOPS to receive and purchase Crude Oil at such increased BHP MDQ Levels as requested by BHP in Article VII.a. and Article VII.b. above, CHOPS shall not unreasonably refuse to expand Cameron Highway to accommodate such additional volumes of Dedicated Production, provided such expansion is commercially reasonable and economically viable for Cameron Highway in CHOPS' sole discretion. CHOPS shall demonstrate such non-viability of such expansion to BHP if CHOPS determines that such expansion of Cameron Highway is not commercially reasonable and/or economically viable for Cameron Highway. In such event, CHOPS and BHP shall use good faith efforts to jointly develop a transaction that is commercially reasonable and economically viable for Cameron Highway and BHP.

                                  ARTICLE VIII.

                              REDUCTION IN BHP MDQ

         a. In the event there has not been an increase, in accordance with Article VII. above, in Level 1 of the BHP MDQ Levels resulting in Level 1 being greater than 100,000 BOPD, CHOPS shall have the right to request that BHP reduce, temporarily or permanently, all seven (7) Levels of the BHP MDQ Levels set forth in Article VI.a. above so long as each of the conditions precedent contained in Article VIII.a. below have been satisfied:

                  i.       Conditions Precedent:

                           (A) Forty-eight (48) calendar months must have elapsed since the date of the first receipts and purchase of Dedicated Production from BHP by CHOPS on Cameron Highway;

                           (B) Except for reasons of Force Majeure or the failure of CHOPS for any reason to receive and purchase all volumes of Crude Oil delivered by BHP at the Receipt Point(s), BHP has not utilized a minimum of 85% of Level 1 of the BHP MDQ Levels for at least nine (9) of the immediately preceding twelve (12) calendar months;

                           (C) CHOPS can demonstrate to the reasonable satisfaction of BHP that CHOPS has received a bona fide request from any party, for a firm purchase and sale arrangement on Cameron Highway and such request includes a life of lease dedication by such party with respect to all leases from which Crude Oil subject to such arrangement will be produced (a "BONA FIDE REQUEST");

                           (D) BHP is unable to demonstrate to CHOPS (with data that reasonably supports such contention) that BHP has or will have the ability to consistently deliver to the Receipt Point(s) Crude Oil equivalent to Level 1 of the BHP MDQ Levels set forth in Article VI.a. above during the immediately following twelve (12) month period taking into consideration
                  (i) the then current level of Dedicated Production actually being produced from the Dedicated Leases, and (ii) any volumes of Crude Oil that will become Dedicated Production that BHP reasonably anticipates will be produced from the Dedicated Leases or from leases that BHP reasonably anticipates to develop and dedicate to this Purchase and Sale Agreement (as provided in Article VI.), within the immediately following twelve (12) months; provided that BHP reasonably believes the field will be developed; and

                           (E) CHOPS has demonstrated to the reasonable satisfaction of BHP that CHOPS has diligently and in good faith requested reductions in maximum daily quantities, on a pro rata basis, from all other parties with firm purchase and sale arrangements on Cameron Highway that are not utilizing their MDQ, and (b) CHOPS still cannot fulfill the Bona Fide Request.

                  ii.      If each of the conditions precedent contained in
         Article VIII.a.i. above have been satisfied, each of the seven (7) Levels shall be reduced by an amount equal to the minimum amount required to fulfill such Bona Fide Request; provided, that in no event shall the reduction in Level 1 of the BHP MDQ Levels reduce such Level 1 lower than 110% of the sum of (x) the then current amount of Dedicated Production being produced, plus (y) any additional Crude Oil that will become Dedicated Production that BHP reasonably anticipates will be produced from the Dedicated Leases or, from leases that BHP reasonably anticipates it will dedicate in the future to the Purchase and Sale Agreement as provided in Article IV. in the immediately following twelve (12) month period. CHOPS shall demonstrate to the reasonable satisfaction of BHP that the reduction in the seven (7) BHP MDQ Levels satisfies this Article VIII.a. The differentials set forth in Article XII.a. for the BHP MDQ Levels shall remain applicable following any reduction in such levels as provided in this Article VIII.a.

         b.       In the event there has been an increase, in accordance with
Article VII. above, in Level 1 of the BHP MDQ Levels resulting in Level 1 being greater than 100,000 BOPD, CHOPS shall have the right to request that BHP reduce, temporarily or permanently, Level 1 of the BHP MDQ Levels so long as CHOPS can demonstrate to the reasonable satisfaction of BHP that CHOPS has received a bona fide request from any party for a firm purchase and sale arrangement on Cameron Highway. If CHOPS has received such a bona fide request, and CHOPS requests that BHP reduce Level 1 of the BHP MDQ Levels, BHP shall elect to either (i) reduce Level 1 of the BHP MDQ Levels by an amount equal to the lesser of (x) the amount required to fulfill such request or (y) the amount of the then current Level 1 that is in excess of 100,000 BOPD , or (ii) maintain the then current amount of Level 1 of the BHP MDQ Levels and increase each of Levels 2 through 7 by an amount equal to the amount of Barrels that were required to fulfill such request. The differentials set forth in Article XII.a. for Levels 1 through 7 of the BHP MDQ Levels shall remain applicable following any reduction in such Level(s) as provided in this Article VIII.b.

         c.       In the event there has been an increase, in accordance with
Article VII. above, in Level 1 of the BHP MDQ Levels resulting in Level 1 being greater than 100,000 BOPD, CHOPS shall have the right to request that BHP reduce, temporarily, Level 1 of the BHP MDQ Levels so long as CHOPS can demonstrate to the reasonable satisfaction of BHP that CHOPS has received a bona fide request from any party for an interruptible purchase and sale arrangement not to exceed three (3) calendar months on Cameron Highway. If CHOPS has received such a request, and CHOPS requests that BHP reduce Level 1 of the BHP MDQ Levels, BHP shall elect to either (i) reduce Level 1 of the BHP MDQ Levels for such interruptible arrangement period (not to exceed three (3) calendar months) by an amount equal to the lesser of (x) the amount required to fulfill such request or (y) the amount of the then current Level 1 that is in excess of 100,000 BOPD, or (ii) maintain the then current amount of Level 1 of the BHP MDQ Levels and, for the duration of the proposed interruptible arrangement period (not to exceed three (3) calendar months) increase Levels 2 through 7 by an amount equal to the amount of Barrels that were required to fulfill such request. The differentials set forth in Article XII.a. for Levels 1 through 7 of the BHP MDQ Levels shall remain applicable following any reduction in such Level(s) as provided in this Article VIII.c. At the end of such interruptible arrangement period (not to exceed three (3) calendar months), all Levels of the BHP MDQ Levels shall automatically revert to their respective volumetric levels effective on the date immediately preceding such reduction.

         d. With respect to all potential reductions in the BHP MDQ Levels described in this Article VIII., in the event CHOPS has not entered into a valid, binding and effective firm or interruptible, as the case may be, purchase and sale arrangement with such requesting party effectuating the request within sixty (60) Days of the effective date of the reduction of the applicable BHP MDQ Level(s), then all such BHP MDQ Levels will automatically revert to their respective volumetric levels effective on the date immediately preceding such reduction.

                                   ARTICLE IX.

                        CAMERON HIGHWAY REGULATORY STATUS

         Regardless of the ultimate regulatory status of Cameron Highway, subject to the terms contained in this Purchase and Sale Agreement, CHOPS shall construct and install Cameron Highway. If CHOPS is unable for any reason to establish and maintain the Cameron Highway system as a private pipeline system, the Parties agree that in lieu of this Purchase and Sale Agreement, they shall enter into a form of agreement under which CHOPS shall effectuate receipt at the Receipt Point(s) and delivery to the Delivery Points and Additional Delivery Points of (i) Dedicated Production, subject to applicable law, on a Firm basis, and (ii) Excess Production and other non-dedicated Crude Oil, on an interruptible basis, as provided in this Purchase and Sale Agreement, attempting to preserve as many of the terms and conditions contained in this Purchase and Sale Agreement as possible, and on the same economic basis for BHP and CHOPS as agreed to in this Purchase and Sale Agreement. Without limiting the terms of the foregoing sentence, the Parties further agree that to the extent the Federal Energy Regulatory Commission ("FERC") requires a pro rata allocation of firm capacity on Cameron Highway under the OCSLA, the terms of Articles XI.a.ii. and XI.d. shall apply. BHP agrees that it will not support, or take any action, or commence or participate in support of any proceeding before any court or governmental authority, seeking (i) pro rata allocation of firm capacity on Cameron Highway pursuant to, without limitation, the OCSLA, (ii) to have Cameron Highway determined to be subject to the jurisdiction of any governmental authority, or (iii) to challenge the lawfulness or reasonableness of any of the fee differentials or other rates contained herein.

                                   ARTICLE X.

                    CURTAILMENT PRIORITIES ON CAMERON HIGHWAY

         a. CHOPS shall not oversubscribe the capacity on Cameron Highway so that firm purchase and sale arrangements would reasonably be expected by a reasonable and prudent operator to be curtailed. However, if it becomes necessary to curtail Crude Oil on Cameron Highway, as provided in this Purchase and Sale Agreement, CHOPS shall curtail in the following order: (i) all interruptible Crude Oil arrangements shall be curtailed on a pro rata basis and completely curtailed if necessary to fulfill all firm purchase and sale arrangements, and (ii) after all interruptible Crude Oil arrangements are curtailed as provided in (i) above if it is apparent that such curtailment is not sufficient to enable CHOPS to fulfill all firm purchase and sale arrangements, such Crude Oil subject to firm purchase and sale arrangements shall be curtailed pro rata based on the then effective maximum daily quantities of all valid firm purchase and sale arrangements. CHOPS shall use commercially reasonable efforts to minimize the time period of any curtailments of Dedicated Production.

         b. The Parties agree that CHOPS may temporarily curtail purchases of Dedicated Production due to routine operations and maintenance on Cameron Highway; provided that, CHOPS shall exercise reasonable diligence to schedule routine operations and maintenance so as to as nearly as possible avoid service interruptions and shall not schedule such operations during periods of peak demand. To the extent known by CHOPS, CHOPS shall notify BHP in writing of the routine operations and maintenance projects that CHOPS has planned for each upcoming year, and shall immediately notify BHP of any unplanned routine operations and maintenance projects.

         c. To the extent that nominations for Crude Oil on either the Port Arthur Lateral or the Texas City Lateral exceed the capacity on such lateral, CHOPS shall curtail Crude Oil on such affected lateral in the following order: (i) all interruptible Crude Oil arrangements on such lateral shall be curtailed on a pro rata basis, and completely curtailed if necessary to fulfill all firm purchase and sale arrangements on such lateral, and (ii) after all interruptible Crude Oil arrangements on such lateral are curtailed as is provided in subsection (i) of this Article X.c. ,if it is apparent that such curtailment is not sufficient to enable CHOPS to fulfill all firm purchase and sale arrangements on such lateral, such Crude Oil subject to firm purchase and sale arrangements on such lateral shall be curtailed pro rata based on the then effective maximum daily quantities of all valid firm purchase and sale arrangements on such lateral. In the event of such a curtailment, the curtailed volumes will be nominated for redelivery via the other lateral subject to available capacity. Further, if such allocation of capacity continues for a period of one hundred eighty (180) consecutive Days, then within the following sixty (60) Days, CHOPS shall initiate a plan to expand the capacity of either the Port Arthur Lateral or the Texas City Lateral; provided, that such expansion is commercially reasonable and economically viable for Cameron Highway in CHOPS' sole reasonable discretion. Such plan shall be implemented within one hundred eighty (180) Days after the expiration of the sixty (60) Day period referenced above.

                                   ARTICLE XI.

                         RELEASE OF DEDICATED PRODUCTION

         a. Certain quantities of Dedicated Production shall be temporarily released from dedication under this Purchase and Sale Agreement in accordance with the following:

                  i. In the event the Cameron Highway Completion Date has not occurred by the commencement of production from one or more of the Dedicated Leases, then the quantities of Dedicated Production that CHOPS is unable to receive and purchase shall be temporarily released;

                  ii. If at any time during the terms of this Purchase and Sale Agreement, (x) the FERC requires a pro rata allocation of firm capacity on Cameron Highway under the OCSLA, or (y) CHOPS curtails Crude Oil on Cameron Highway as a direct response to a claim or threatened claim of any party under the OCSLA; then the Parties agree that to the extent such pro rata allocation results in CHOPS not being able to receive and purchase all of the Dedicated Production delivered by BHP at the Receipt Point(s) and sell and deliver an equivalent volume of Crude Oil at the Delivery Point(s) and Additional Delivery Points, then quantities of Dedicated Production that CHOPS is unable to receive and purchase shall be temporarily released; and

                  iii. In the event that BHP at any time attempts to deliver to Cameron Highway any quantity of the Dedicated Production, and, other than for reasons described in Articles XI.a.i. and XI.a.ii. above or a breach by BHP of this Purchase and Sale Agreement, CHOPS fails to receive and purchase from BHP all of such quantity, then the quantity of Dedicated Production that CHOPS is unable to receive and purchase shall be temporarily released.

         b. Each of the following shall apply to any temporary release of Dedicated Production pursuant to Article XI.a. above:

                  i. Except as otherwise provided in this Article XI., BHP shall have no obligations under this Purchase and Sale Agreement with respect to such temporarily released quantities of Dedicated Production during the applicable temporary release period described in Article XI.b.iv. below.

                  ii. BHP shall have the right to deliver and/or sell such temporarily released quantities of Dedicated Production to any other Crude Oil pipelines without penalty hereunder and with no liability to CHOPS except as expressly provided in the following Article XI.b.iii.; provided that CHOPS shall be under no obligation to expend any funds to facilitate such deliveries to other Crude Oil pipelines.

                  iii. Except as set forth in the immediately following sentence, Article XI.g. below shall not apply to such temporarily released quantities of Dedicated Production, and in no event shall BHP be obligated to compensate CHOPS for any such temporarily released quantities of Dedicated Production delivered to alternative pipelines. However, notwithstanding the foregoing, to the extent any quantity of Dedicated Production is temporarily released pursuant to the terms of
         Article XI.a.iii. above for reasons of the failure of the Dedicated Production to meet the quality specifications contained in Exhibit "E", and BHP diverts all or part of such temporarily released quantity to another pipeline, then such temporarily released and diverted quantity of Dedicated Production shall be treated as if BHP, in its sole discretion, elected to divert such quantity of Dedicated Production to the other pipeline(s) pursuant to the terms of Article XI.g., and in such case, BHP shall pay CHOPS the differential described in Article XI.g.

                  iv. (x) In the event of a temporary release of Dedicated Production pursuant to Articles XI.a.i. or XI.a.ii, CHOPS shall give BHP ten (10) Days prior written notice of the effective date on which CHOPS is able to receive and purchase any portion of the temporarily released volumes of Dedicated Production tendered by BHP at the Receipt Point(s) and sell and deliver an equivalent volume of Crude Oil at the Delivery Point(s) and Additional Delivery Points. Upon receipt of such notice by BHP, such temporary release shall continue no longer than the remainder of the calendar month in which BHP receives such written notice and the succeeding calendar month. BHP shall commence deliveries to Cameron Highway of all volumes of Dedicated Production that were previously released, that CHOPS is then able to receive and purchase immediately upon the termination of the period described in the immediately preceding sentence.

                           (y) (A) In the event of temporary release of Dedicated Production pursuant to Article XI.a.iii., if such temporary release has been in effect for fewer that twenty
                  (20) consecutive Days, CHOPS shall give BHP forty-eight (48) hours prior written notice of the effective date on which CHOPS is able to receive and purchase any portion of the temporarily released volumes of Dedicated Production tendered by BHP at the Receipt Point(s) and sell and deliver an equivalent volume of Crude Oil at the Delivery Point(s) and Additional Delivery Points. Upon receipt of such notice by BHP, such temporary release shall continue no longer than forty-eight (48) hours following such notice. BHP shall commence deliveries to Cameron Highway of all volumes of Dedicated Production that were previously released, that CHOPS is then able to receive and purchase, immediately upon the termination of the period described in the immediately preceding sentence.

                           (B) In the event of a temporary release of Dedicated Production pursuant to Article Xi.a.iii., if such temporary release has been in effect for twenty (20) or more consecutive Days, the notice provisions and the timing of the termination of the temporary release shall be in accordance with Article XI.b.iv.x. above.

         c. i. In the event the Cameron Highway Completion Date has not occurred by 12:01 AM on August 15, 2004, as such date may be adjusted pursuant to Article XI.h. below (the "Required Commencement Date"), with respect to Dedicated Production temporarily released pursuant to Article XI.a.i. above, subject to Article XI.f., then CHOPS shall pay BHP, as liquidated damages, $0.63 per Barrel for all such temporarily released quantities of Dedicated Production delivered and/or sold by BHP to alternative Crude Oil pipelines during the period commencing on the Required Commencement Date and extending until the Cameron Highway Completion Date.

                  ii. In the event the Cameron Highway Completion Date has not occurred by the Required Commencement Date, subject to Article XI.f., then CHOPS shall pay BHP, as liquidated damages, the following amounts per Barrel of Dedicated Production received and purchased by CHOPS at the Receipt Point(s) and redelivered to BHP hereunder during the period commencing on the Required Commencement Date and extending until the Cameron Highway Completion Date:

                           x.       $0.50 per Barrel to the extent that
                  deliveries of Dedicated Production to BHP can be made by CHOPS at only one (1) of the Delivery Point(s),except to the extent the one (1) Delivery Point is BP Products Texas City Refinery ("BP Products Refinery") and BHP does not actually utilize the BP Products Refinery Delivery Point, in which case such damages amount shall be $0.63 per Barrel, or

                           y.       $0.35 per Barrel to the extent that
                  deliveries of Dedicated Production to BHP can be made by CHOPS at only two (2) of the Delivery Point(s), except to the extent that one (1) of the two (2) Delivery Point(s) is the BP Products Refinery and BHP does not actually utilize the BP Products

                  Refinery Delivery Point, in which case such damages amount shall be $0.50 per Barrel, or

                           z.       $0.05 per Barrel to the extent that
                  deliveries of Dedicated Production to BHP can be made by CHOPS at only three (3) of the Delivery Point(s), except to the extent that two (2) of such Delivery Point(s) are located in Port Arthur and one (1) of such Delivery Point(s) is the BP Products Refinery and BHP does not actually utilize the BP Products Refinery Delivery Point, in which case such damages amount shall be $0.25 per Barrel.

         CHOPS shall not be obligated to pay liquidated damages to BHP for temporarily released volumes of Dedicated Production that are delivered to alternative Crude Oil pipelines by BHP prior to the Required Commencement Date.

         d. With respect to Dedicated Production temporarily released pursuant to Article XI.a.ii. above, subject to Article XI.f., CHOPS shall pay BHP, as liquidated damages, (i) to the extent the then applicable BHP MDQ Level is equal to or less than 100,000 BOPD, $0.63 per Barrel for all such temporarily released quantities of Dedicated Production delivered and/or sold by BHP to alternative Crude Oil pipelines, and (ii) to the extent the then applicable BHP MDQ Level is greater than 100,000 BOPD, (x) $0.63 per Barrel for any such temporarily released quantities that are within the first 100,000 BOPD of Dedicated Production produced on such Day that are delivered and/or sold by BHP to alternative Crude Oil pipelines, or (y) no amount of liquidated damages for any such temporarily released quantities that are in excess of the first 100,000 BOPD of Dedicated Production produced on such Day that are delivered and/or sold by BHP to alternative Crude Oil pipelines.

         e. With respect to Dedicated Production temporarily released pursuant to Article XI.a.iii. above, CHOPS shall not be liable to, or obligated to pay, BHP any amounts with respect to such temporarily released quantities.

         f. Notwithstanding the terms of Articles XI.c. and XI.d., (i) without limiting subsection (ii) below, if BHP has not commenced deliveries of Dedicated Production from the Mad Dog field to the Receipt Point(s) on or before August 15, 2004, then beginning August 15, 2004 and continuing until such date that deliveries of Dedicated Production from the Mad Dog field are received and purchased by CHOPS at the Receipt Point(s), CHOPS shall not be liable to or obligated to pay, BHP any amounts of liquidated damages described in Articles XI.c. and XI.d., and (ii) without limiting subsection (i) above, if BHP has not commenced deliveries of Dedicated Production from the Atlantis field to the Receipt Point(s) on or before January 15, 2005, then beginning January 15, 2005 and continuing until such date that deliveries of Dedicated Production from the Atlantis field are received and purchased by CHOPS at the Receipt Point(s), CHOPS shall not be liable to, or obligated to pay, BHP any amounts of liquidated damages described in Articles XI.c. and XI.d. The rights to receive liquidated damages and other payments from CHOPS as described in this Article XI. shall be rights granted only to, and exercisable by, BHP (and not to permitted assignees of BHP ); provided, however, that the rights to have Dedicated Production temporarily released shall be rights exercisable by BHP and its permitted assignees. Notwithstanding anything to the contrary contained herein, the rights to have Dedicated Production temporarily released, to receive liquidated damages and other payments, and to receive the other rights expressly granted in this
Article XI., shall be the sole and exclusive remedies (whether under contract or at law or equity) of BHP with respect to any temporary release of Dedicated Production or related event.

         g. BHP, in its sole discretion, shall have the right to divert all or part of the Dedicated Production to other pipelines in lieu of delivery to Cameron Highway as provided in this Article XI.g. In such case, and except as expressly provided otherwise in this Purchase and Sale Agreement, BHP shall pay CHOPS the differential that corresponds to the applicable BHP MDQ Level for such diverted volumes of Dedicated Production.

         Notwithstanding anything to the contrary contained in this Purchase and Sale Agreement, this Article XI.g. shall not apply to (a) Excess Production or
(b) except as provided in Article XI.b.iii., temporarily released Dedicated Production as provided in Article XI.a. above. BHP is not obligated in any way to deliver or sell Excess Production to Cameron Highway. Such Excess Production may be delivered by BHP to any Crude Oil pipeline at BHP's sole discretion with no restriction or penalty.

         h. With respect to the term "Required Commencement Date," as such term is used throughout this Purchase and Sale Agreement, the Parties agree that the designated date of August 15, 2004, shall automatically be revised as follows; (i) such date shall be delayed on a Day for Day basis with the duration of any Force Majeure event(s) in excess of the first ninety (90) Days of Force Majeure event(s) occurring during the construction phase of Cameron Highway and
(ii) such date shall be delayed until production actually commences from the first of the Initial Dedicated Leases. In the event of anticipated delays in the date of first production from the Initial Dedicated Leases which would reasonably be expected to extend the Required Commencement Date, BHP shall promptly notify CHOPS in writing of such anticipated delays and shall provide a revised Required Commencement Date. For purposes of the Purchase and Sale Agreement, the Required Commencement Date shall be deemed to be such revised date, as further revised by the foregoing terms of this Article XI.h.

         i. After the Cameron Highway Completion Date, in the event that CHOPS fails to receive and purchase from BHP all of the tendered Dedicated Production for more than ninety (90) consecutive or non-consecutive Days during any rolling twelve month period, BHP may request in writing from CHOPS a prospective permanent release of up to the average daily quantities of Crude Oil which were tendered by BHP, but not actually received and purchased by CHOPS under this Article XI.i. ("Impacted Quantities"); provided, however, the calculation of Days shall not include any Days during which any non-receipt of Crude Oil by CHOPS is caused by force majeure, events described in Article XI.a.ii., acts or omissions by BHP or CHOPS' inability to confirm BHP's nominations with downstream pipelines for redelivery hereunder. CHOPS shall have six (6) months from the date of receipt of BHP's release request (but eighteen
(18) months if additional platform or pumping facilities are required) to resume the receipt and purchase of all Dedicated Production. To that end, within three
(3) months following BHP's release request, CHOPS shall review with BHP the steps or actions CHOPS is taking, or proposes to take, to enable CHOPS to receive the Impacted Quantities from BHP. Within thirty (30) Days after such review, BHP shall notify CHOPS in writing if BHP reasonably believes CHOPS has not commenced activities which could reasonably be expected to allow CHOPS to receive such Impacted Quantities and BHP, therefore, elects to implement the permanent release with respect to the Impacted Quantities. If at the end of the six (6) month or eighteen (18) month period set forth above, CHOPS has not resumed the receipt and purchase of all of the Dedicated Production, CHOPS will, on a go-forward, permanent basis, release the Impacted Quantities from this Purchase and Sale Agreement; provided, however, that CHOPS shall have the right to extend such release date for an additional three (3) months beyond the original six (6) month period or, with respect to platform or pumping facilities, the original eighteen (18) month period if: (i) CHOPS has made a significant economic commitment with respect to such curative actions; and (ii) it is reasonable to believe that such actions will enable CHOPS to receive and purchase such Impacted Quantities within three (3) months following either the original six (6) month period or, with respect to platform or pumping facilities, the original eighteen (18) month period; provided, however, any Crude Oil temporarily released pursuant to Article XI.a.i. above shall be excluded from any such calculation if such Crude Oil is accepted and transported by an alternate pipeline. BHP's right to request and obtain a permanent release of the Impacted Quantities from this Purchase and Sale Agreement shall be BHP's sole and exclusive remedy for CHOPS' failure to receive and purchase Crude Oil under this Article XI.i.

                                   ARTICLE XII

                           PRICE AND PRICE ADJUSTMENTS

         a. For each Barrel of Crude Oil delivered to the Receipt Point(s), (excluding pipeline loss allowance described in Article XIII below), CHOPS shall pay BHP the Base Oil Price less a differential from the Receipt Point(s) to the Delivery Point(s) and Additional Delivery Points per Barrel based on the then applicable BHP MDQ Level selected by BHP pursuant to Article VI.a above as set forth in the table below. During the term hereof, such differentials shall not be escalated for any reason.

                                  DIFFERENTIAL

                  BHP MDQ               VOLUME UP TO        VOLUME IN EXCESS
                   (BOPD)                 BHP MDQ              OF BHP MDQ
                  -------               ------------        ----------------
Level 1     -     100,000               $0.95/Barrel           $0.95/Barrel

Level 2     -      95,000               $0.98/Barrel           $0.95/Barrel

Level 3     -      90,000               $1.01/Barrel           $0.95/Barrel

Level 4     -      85,000               $1.06/Barrel           $0.95/Barrel

Level 5     -      80,000               $1.12/Barrel           $0.95/Barrel

Level 6     -      75,000               $1.18/Barrel           $0.95/Barrel

Level 7     -      70,000               $1.24/Barrel           $0.95/Barrel

         b. BHP shall pay CHOPS the Base Oil Price for each Barrel delivered at the Delivery Point(s) and Additional Delivery Points. For pricing purposes, all Crude Oil delivered hereunder shall be deemed to have been delivered in equal daily quantities.

         c. With respect to Article XII.a. and Article XII.b. above, BHP, at any time and from time to time, shall have the right to change the Base Oil Price to a Platt's indicator for southern Green Canyon crude for deliveries in Texas. BHP shall give CHOPS sixty (60) Days prior written notice of such change. In the event BHP elects to change the Base Oil Price as provided in this Article XII.c., BHP and CHOPS shall settle any existing purchase and sale imbalance at such time pursuant to Article XXI. below.

         d. Any Crude Oil owned by and delivered to the Receipt Point(s) by BHP and purchased by CHOPS on an interruptible basis shall be subject to the terms, conditions and fee differentials contained in this Purchase and Sale Agreement applicable to Dedicated Production for a period of ten (10) years from the date of initial delivery by CHOPS of Crude Oil to a Delivery Point or Additional Delivery Point hereunder. The Parties agree that the rights granted to BHP under this Article XII.d. shall be rights granted only to, and exercisable by, BHP (and not to a permitted assignee of BHP.

         e. During the term of this Purchase and Sale Agreement, in the event CHOPS either enters into a purchase and sale arrangement providing for firm maximum daily quantities with either BP or UNOCAL, as working interest owners in the Holstein, Mad Dog and Atlantis fields, as applicable, or amends such agreement so that purchase and sale differentials for firm quantities for the Holstein, Mad Dog and/or Atlantis fields , as applicable, are lower than the corresponding differentials set forth in Article XII.a. of this Purchase and Sale Agreement, the differentials applicable to BHP under this Purchase and Sale Agreement shall be decreased to such lowest differential received by BP and/or UNOCAL, for firm quantities of Crude Oil delivered by BHP from the Mad Dog and/or Atlantis fields, as applicable, for a term consistent with that term applicable to BP and/or UNOCAL, as applicable, with respect to the lower differential; provided, however, that the Parties understand and agree that BP, BHP and UNOCAL each have different firm maximum daily quantity levels, and such levels shall be permitted to remain different during the term of this Purchase and Sale Agreement without triggering the terms of this provision. In the event BHP and CHOPS enter into an alternative form of agreement as described in
Article IX of this Purchase and Sale Agreement, and during the term of such agreement, either BP or UNOCAL, as working interest owners in the Holstein, Mad Dog and/or Atlantis fields, as applicable, enter into an alternative form of agreement or amend such agreement so that the BP and/or UNOCAL agreement contains fees for firm quantities that are lower than the corresponding fees for firm quantities in the agreement between BHP and CHOPS, the fees applicable to BHP under this Purchase and Sale Agreement for firm quantities shall be decreased to such lowest fee received by BP and/or UNOCAL, for firm quantities of Crude Oil delivered by BHP from the Mad Dog and/or Atlantis fields, as applicable, for a term consistent with that term applicable to BP and/or UNOCAL, as applicable, with respect to the lower fee for either BP or UNOCAL, as applicable. Notwithstanding anything to the contrary contained herein, the Parties agree that this Article XII.e. shall only be triggered by an agreement between CHOPS and either BP or UNOCAL, as working interest owners in the Mad Dog, Atlantis and Holstein fields, as applicable, and not by a future agreement between CHOPS and BHP. At the expense of BHP and upon thirty (30) Days prior written notice to CHOPS, BHP shall have the right to review and audit CHOPS' books, records, and accounts in order to verify the compliance of CHOPS with this Article XII.e. The Parties agree that the rights granted to BHP under this
Article XII.e. shall be rights granted only to, and exercisable by, BHP (and not to a permitted assignee of BHP).

                                  ARTICLE XIII.

                         PIPELINE LOSS OR GAIN ALLOWANCE

         The pipeline loss or gain allowance shall initially be a fixed percentage of volumes at the Receipt Point(s) or Delivery Point(s) and Additional Delivery Points and the accounting shall conform to standard industry practices on similarly situated pipeline systems. The pipeline loss or gain allowance shall be adjusted annually in order to conform to the previous year's actual pipeline loss or gain but such pipeline loss or gain allowance shall not exceed two-tenths (2/10) of one percent (1%) for any calendar year.

                                  ARTICLE XIV.

                              QUALITY AND PRESSURE

         a. The quality specifications for Cameron Highway are attached to this Term Sheet as Exhibit "E".

         b. Except for reasons of Force Majeure, the maximum pressure to be provided by CHOPS at the Initial Receipt Point shall be no greater than 150 PSIG. BHP may, but is under no obligation to, deliver Crude Oil at pressures up to 1950 PSIG.

                                   ARTICLE XV.

                                  QUALITY BANK

         a. In order to compensate for variations in the quality of Crude Oil delivered by BHP and other parties at the Receipt Point(s) and that delivered by CHOPS at the Delivery Point(s) and Additional Delivery Points, a market-based quality bank shall be established on Cameron Highway pursuant to the guidelines set forth in Exhibit "C" attached hereto. The quality bank will be developed by CHOPS and all interested parties who have entered into purchase and sale arrangements with CHOPS on Cameron Highway that are effective upon the Cameron Highway Completion Date. Any change to the quality bank shall require the agreement of the sellers of at least seventy percent (70%) of the Crude Oil sold to CHOPS at the Receipt Point(s) for the previous four (4) Contract Quarter(s), and are still selling oil under a purchase and sale arrangement.

         b. CHOPS, or its designee, shall be responsible for the implementation and administration of the Cameron Highway quality bank. The initial quality bank and any changes approved pursuant to Article XV.a. of this Purchase and Sale Agreement shall be accepted and implemented by CHOPS, provided that all quality bank terms satisfy the intent stated in such Article XV.a.

                                  ARTICLE XVI.

         RESPONSIBILITY, LIABILITY, POSSESSION AND CONTROL OF CRUDE OIL

         a. As between BHP and CHOPS, (a) BHP shall control and possess the Crude Oil delivered hereunder at all times prior to delivery to CHOPS at the Receipt Point(s) and after delivery by CHOPS at the Delivery Point(s) and Additional Delivery Points; and (b) CHOPS shall control and possess the Crude Oil at all times after delivery by BHP at the Receipt Point(s) and until delivery by CHOPS at the Delivery Point(s) and Additional Delivery Points.

         b. The Party in control and possession of the Crude Oil shall be responsible for, pay for and defend, protect, indemnify, release, and hold the other Parties harmless from and against any and all losses, claims, damages and expenses (including reasonable attorney's fees) caused thereby and occurring while the Crude Oil is in, the possession and control of such Party, including loss of Crude Oil, regardless of the indemnified party's negligence (and regardless of whether such negligence is sole, joint, concurrent, active or passive negligence), fault or liability without fault; provided, however, that BHP shall be responsible and pay for, and RELEASE, DEFEND AND INDEMNIFY the CHOPS Group from any and all losses directly caused by or directly resulting from the failure of Crude Oil delivered hereunder by BHP to CHOPS to meet the quality specifications set forth in
Article XIV of this Purchase and Sale Agreement. CHOPS' purchase and sale agreements with other customers on Cameron Highway will contain provisions substantially similar to this provision.

         c. CHOPS SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE BHP GROUP FROM AND AGAINST ALL LOSS, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEY'S FEES, ARISING FROM ACTS OR OMISSIONS OF THE CHOPS GROUP RELATING TO THE OWNERSHIP AND OPERATION OF CHOPS' FACILITIES (INCLUDING WITHOUT LIMITATION CAMERON HIGHWAY), REGARDLESS OF THE INDEMNIFIED PARTY'S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE), FAULT OR LIABILITY WITHOUT FAULT ON THE PART OF THE BHP GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

         d. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NO PARTY TO THE PURCHASE AND SALE AGREEMENT SHALL BE LIABLE TO THE OTHER PARTY HERETO FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THE PURCHASE AND SALE AGREEMENT, INCLUDING WITHOUT LIMITATION, LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE OR BUSINESS INTERRUPTIONS. IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTIES AND WAIVES ANY RIGHT OF RECOVERY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTY'S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE OR GROSS NEGLIGENCE), FAULT OR LIABILITY WITHOUT FAULT.

         e. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, BHP AGREES TO BE SOLELY RESPONSIBLE AND LIABLE FOR, AND RELEASE AND INDEMNIFY THE CHOPS GROUP WITH RESPECT TO, ANY LOSSES RELATING TO THE DELAY OF PRODUCTION OR ANY DAMAGE TO THE DEDICATED LEASES OR LOSS OF ANY RELATED RESERVES NOT PREVIOUSLY DELIVERED TO THE CAMERON HIGHWAY RESULTING FROM ANY ACTS OR OMISSIONS BY CHOPS IN CONNECTION WITH OR OTHERWISE RELATED TO THIS PURCHASE AND SALE AGREEMENT.

         f. ALL INDEMNITIES UNDER THIS AGREEMENT (a) SHALL BE SUPPORTED [BUT NOT LIMITED] BY AVAILABLE LIABILITY (OR OTHER APPROPRIATE) INSURANCE TO BE CARRIED BY OR ON BEHALF OF THE INDEMNIFYING PARTY AT ITS SOLE COST AND EXPENSE AND WHICH THE PARTIES AGREE SHALL HAVE BEEN OBTAINED BY OR ON BEHALF OF THE INDEMNIFYING PARTY FOR THE BENEFIT OF THE OTHER PARTY AS

INDEMNITEE; AND (b) SHALL SURVIVE AND NOT BE AFFECTED BY TERMINATION OF THIS AGREEMENT OR COMPLETION OF THE PURCHASE AND SALE ARRANGEMENT PROVIDED HEREUNDER. IF IT IS JUDICIALLY DETERMINED THAT INSURANCE REQUIRED HEREUNDER OR THE INDEMNITIES OR RELEASES ASSUMED UNDER THIS AGREEMENT EXCEED THE MAXIMUM MONETARY LIMITS OR SCOPE PERMITTED UNDER APPLICABLE LAW, IT IS AGREED THAT SAID INSURANCE REQUIREMENTS OR INDEMNITIES OR RELEASES SHALL AUTOMATICALLY BE AMENDED TO CONFORM TO THE MAXIMUM MONETARY LIMITS OR SCOPE PERMITTED UNDER SUCH LAW.

                                  ARTICLE XVII.

                                    LINE FILL

         a. CHOPS shall provide all line fill for Cameron Highway, and the cost for such line fill shall be paid in accordance with this Article XVII. The cost of such line fill Barrels shall be based on the Base Oil Price for the month Cameron Highway line fill operations commence, less $0.95, plus or minus (as the case may be) quality bank adjustments. The portion of the Base Oil Price of a line fill Barrel up to $20.00 per Barrel shall be paid by CHOPS. All costs, if any, of the line fill in excess of that which CHOPS is responsible for pursuant to the preceding sentence shall be allocated to and paid by the working interest owners in the Holstein, Mad Dog and Atlantis fields who enter into purchase and sale arrangements with CHOPS on Cameron Highway (which shall be effective prior to commencement of operations on Cameron Highway), and all other parties who enter into purchase and sale arrangements with CHOPS on Cameron Highway that are effective upon commencement of operations of Cameron Highway, based on each party's maximum daily quantity compared to the aggregate maximum daily quantity on Cameron Highway. BHP shall not own any line fill Barrels in Cameron Highway.

         b. Notwithstanding Article XVII.a., within fifteen (15) Days after the execution of this Agreement, the parties will meet to implement a plan for the acquisition of linefill for Cameron Highway. Such plan may include, but not be limited to, the evaluation of purchasing linefill from the producer, the mechanisms for the management of the crude oil price risk for the parties, and the disclosure of operational parameters, including the approximate timeline and approximate volumes required by CHOPS. The parties agree to use commercially reasonable efforts to finalize a plan for the acquisition of the Cameron Highway linefill within forty-five (45) Days after the first meeting.

                                 ARTICLE XVIII.

                                OIL PUMP FUEL GAS

         CHOPS shall provide all fuel gas for the operation of Cameron Highway, and shall be permitted to purchase such fuel gas from any party. The cost of such fuel gas shall be based on the Base Gas Price for the then current month of fuel purchases, less $0.10 per MMBtu. The portion of the Base Gas Price up to $5.00 per MMBTU shall be paid by CHOPS. All costs, if any, of the fuel gas in excess of that which CHOPS is responsible for pursuant to the preceding sentence shall be allocated to and paid by the working interest owners in the Holstein, Mad Dog and Atlantis fields who enter into purchase and sale arrangements with CHOPS on Cameron Highway (which shall be effective prior to commencement of operations on Cameron Highway), and all other parties selling Crude Oil to CHOPS at Cameron Highway receipt points, based on such parties' deliveries of Crude Oil in proportion to the total deliveries of Crude Oil at all Cameron Highway receipt points.

                                  ARTICLE XIX.

                          STATEMENTS, PAYMENTS, AUDITS

         a. CHOPS shall render a statement to BHP on or before the fifteenth (15th) Day of each calendar month setting forth the amount due BHP for purchases of Crude Oil by CHOPS hereunder and the amount due for sales of Crude Oil hereunder to BHP during the preceding month. If actual quantities cannot be made available through no fault of CHOPS, CHOPS and BHP may utilize a reasonable, good faith estimated quantity. As soon as the actual quantity becomes available, the estimate shall be adjusted and the adjustment shall be reflected in the subsequent month's statement. CHOPS agrees to prepare a summary billing containing all amounts owed between BHP and CHOPS to each other for the applicable production month and CHOPS shall deliver a net statement to BHP showing the net balance.

         b. The Party with the net balance due to the other Party shall pay such other Party the amount due in the form of immediately available federal funds by wire transfer to the bank account specified on the net statement, or any other mutually agreed upon method, on or before the twentieth (20th) Day of each month for transactions accruing hereunder during the preceding month. Payments due on a Saturday or a bank holiday shall be made on the preceding business Day unless such holiday is a Monday, in which case payment shall be made on the following business Day; payments due on Sunday shall be made on the following Monday. The paying Party must tender a timely payment even if the net statement includes an estimated receipt or delivery volume. Any payment made hereunder by a Party shall not prejudice the right of the paying Party to an adjustment of any statement to which it has taken written exception, provided that claim therefore shall have been made within sixty (60) Days from the date of discovery of such error, but, in any event, within twenty-four (24) months from the date of the net statement. If the paying Party fails to pay any statement in whole or in part when due, in addition to any other rights or remedies available to the Party to whom payment is due, interest at the Stated Rate shall accrue on unpaid amounts. "Stated Rate" means an annual rate of interest (compounded daily) equal to the lesser of (i) the sum of the prime or reference rate posted from time to time by Texas Commerce Bank (Houston, Texas office) or its successor or a mutually agreed substitute bank plus two percent (2%) or (ii) the maximum lawful interest rate then in effect under applicable law.

         Notwithstanding the foregoing, if a good faith dispute arises between BHP and CHOPS concerning a net statement, the paying Party shall pay that portion of the net statement not in dispute on or before such due date, and upon the ultimate determination of the disputed portion of the statement, the paying Party shall pay the remaining amount owed (if any) plus the interest accrued thereon.

         c. CHOPS shall maintain for not less than twenty-four (24) months following the end of each calendar year, complete and accurate books, records and accounts of any amounts which are charged to BHP hereunder during such calendar year. For a period of twenty-four (24) months from the end of each calendar year, and upon thirty (30) Days prior written notice to CHOPS, BHP shall have the right to inspect, at BHP's expense, at any reasonable time and from time-to-time, and audit such books, records and accounts related to any invoice or payment made during such calendar year.

                                   ARTICLE XX.

                                   MEASUREMENT

         All measurement practices must conform to the latest guidelines set out in the current API Manual of Petroleum Measurement Standards and all applicable API Bulletin and API Standards publications.

                                  ARTICLE XXI.

                          PURCHASE AND SALE IMBALANCES

         The Parties will endeavor, as far as practicable, to keep the purchase and sale arrangement in balance on a monthly basis and respond to status statements. It is recognized that for a given month, a Crude Oil imbalance between the Receipt Point(s) and the Delivery Point(s) and Additional Delivery Points may exist. CHOPS shall calculate and track all imbalances and include same in its monthly statement. The Parties agree to make a good faith effort to correct any actual monthly imbalances by subsequent nominations and deliveries of Crude Oil during the remainder of the month or the next available full business month, including the adjustments of receipts, deliveries and nominations. Delivery of such imbalance shall be made in the month following the month in which the volume imbalance is determined.

                                  ARTICLE XXII.

                                   ASSIGNMENT

         a.       CHOPS.

                  i. CHOPS shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) as follows:

                           (A) Prior to the Cameron Highway Completion Date, without the prior consent of BHP, CHOPS shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to a subsidiary (direct or indirect) of GTM in which GTM owns (directly or indirectly) a fifty percent (50%) or more interest (an "GTM Sub"); provided, that if requested by BHP upon such assignment, CHOPS shall (x) remain primarily liable for the obligations hereunder so assigned to such GTM Sub and (y) provide additional assurances of the performance of such GTM Sub hereunder (including, without limitation, a company guaranty from CHOPS) as may be reasonably required by BHP. Further, CHOPS shall provide BHP written notice of such assignment or transfer at least thirty (30) Days prior to the effective date of such assignment or transfer, and agrees to furnish BHP additional information regarding the GTM Sub in order for BHP to evaluate whether additional assurances will be required. Prior to the effective date of such assignment or transfer, the Parties shall execute appropriate documents regarding the primary liability of CHOPS for the obligations assigned to such GTM Sub and CHOPS shall provide BHP any additional assurances of performance as may be reasonably requested by BHP.

                           (B) Prior to the Cameron Highway Completion Date, except as otherwise provided in Article XXII.a.i.A. , CHOPS shall not have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to any other party without the prior written consent of BHP, such consent which is not to be unreasonably withheld or delayed.

                           (C) After the Cameron Highway Completion Date, without the prior consent of BHP, CHOPS shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to any entity with a Standard & Poor's rating of BB+ or better (a "Financially Capable Entity"); provided, however, in such event, CHOPS shall use reasonable efforts: (i) to ensure that such Financially Capable Entity is proficient in the operation of crude oil pipelines; or (ii) to implement an arrangement whereby CHOPS would remain responsible for the operation of Cameron Highway. Any other assignment or transfer of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of BHP, such consent which is not to be unreasonably withheld or delayed. Upon any permitted assignment by CHOPS, CHOPS shall be relieved of its obligations under this Purchase and Sale Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee.

                  ii. Any assignment or transfer of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) by CHOPS shall be null and void unless such assignment or transfer is made in compliance with this Article XXII.a. Notwithstanding anything to the contrary contained in this Purchase and Sale Agreement, the Parties agree that to the extent of any obligations of CHOPS contained herein, CHOPS shall be permitted to fulfill such obligations by utilizing the employees and assistance of EPFS, and such utilization and assistance shall not be considered an assignment of any of such obligations.

         b.       BHP.

                  i. Except as otherwise expressly provided in Articles IV.c., VI.d., VII.a., XI.f., XII.d and XII.e of this Purchase and Sale Agreement, without the prior consent of CHOPS, BHP shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to any entity which is a Financially Capable Entity or which, alternatively, provides a letter of credit, parent guaranty, or bank guaranty to the reasonable satisfaction of CHOPS; provided, that any other assignment or transfer of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of CHOPS, such consent which is not to be unreasonably withheld or delayed; provided further, that any assignment of BHP's rights and obligations under this Purchase and Sale Agreement shall also include the assignment or transfer of all or a portion of BHP's right, title or interest in the applicable Initial Dedicated Leases. Further, any assignment or other transfer of any or all of BHP's right, title or interest in the Initial Dedicated Leases shall be made subject to the applicable terms of this Purchase and Sale Agreement, and the assignee shall agree to be bound by such terms of this Purchase and Sale Agreement, such that BHP's Dedicated Production from such leases so assigned shall remain subject to this Purchase and Sale Agreement. Upon any permitted assignment by BHP, BHP shall be relieved of its obligations under this Purchase and Sale Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee. Any assignment or transfer of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) by BHP shall be null and void unless such assignment or transfer is made in compliance with this
         Article XXII.b.

                  ii. Without the prior consent of CHOPS, and except as otherwise provided in this Paragraph XXII.b., BHP shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to BHP Billiton Ltd. ("BHP Corp") and/or a subsidiary (direct or indirect) of BHP Corp in which BHP Corp owns (directly or indirectly) a fifty percent (50%) or more interest ("Corp Sub"); provided, that if requested by CHOPS, upon such assignment BHP Corp shall (x) be primarily liable for the obligations hereunder so assigned to such Corp Sub and (y) provide additional assurances of the performance of such Corp Sub hereunder (including, without limitation, a company guaranty from BHP Corp) as may be reasonably required by CHOPS. Further, BHP shall provide CHOPS written notice of such assignment or transfer at least thirty (30) Days prior to the effective date of such assignment or transfer, and agrees to furnish CHOPS additional information regarding the Corp Sub in order for CHOPS to evaluate whether additional assurances will be required. Prior to the effective date of such assignment or transfer, the Parties shall execute appropriate documents regarding the primary liability of BHP Corp for the obligations assigned to such Corp Sub and BHP Corp shall provide CHOPS any additional assurances of performance as may be reasonably requested by CHOPS. Further, upon any assignment by BHP to BHP Corp and/or Corp Sub pursuant to the terms of this Paragraph XXII.b.ii., BHP shall be relieved of its obligations under this Purchase and Sale Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by such assignee.

                  iii. Upon any assignment by BHP of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) pursuant to Article XXII.b.i. above, the following shall apply:

                           (A) Any working interest in the Dedicated Lease assigned by BHP and BHP's remaining working interest in the Dedicated Leases shall remain dedicated to Cameron Highway, pursuant to this Purchase and Sale Agreement.

                           (B)      The purchase and sale differentials
                  contained in Article XII. above shall be applicable to (x) the Crude Oil delivered by BHP's assignee that is produced from the Dedicated Lease(s) and (y) the Dedicated Production delivered by BHP that is produced from the Dedicated Leases, pursuant to this Purchase and Sale Agreement.

                           (C) The BHP MDQ Levels set forth in Article VI. above shall remain the same; provided, that following such assignment by BHP, BHP shall receive a Barrel for Barrel credit towards its MDQ obligations hereunder for the actual number of Barrels delivered to Cameron Highway that is produced from the working interest in the Dedicated Leases assigned by BHP. Such assignee of BHP shall be entitled to a maximum daily quantity level on Cameron Highway commensurate with the daily volume of Dedicated Production reasonably anticipated to be produced in the future from the Dedicated Leases so assigned that is allocated to its working interest share of such leases.

                           (D) At such time(s) as BHP transfers or assigns all or a portion of its working interest in one or more Dedicated Leases, CHOPS shall execute a purchase and sale agreement with BHP's assignee that contains the same terms and conditions as those contained in this Purchase and Sale Agreement (with the exception of the non-assignable rights of BHP contained in Articles IV.c., VI.d., VII.a., XI.f., XII.d and XII.e of this Purchase and Sale Agreement and that reflects the maximum daily quantity level allocated to such assignee as set forth in Article XXII.ii.C above.

         Notwithstanding anything contained in Article II. to the contrary, BHP shall not be prohibited or restricted from assigning or transferring this Purchase and Sale Agreement or the obligations hereunder (in whole or part) pending negotiation and execution of the purchase and sale agreement between CHOPS and BHP's assignee. It being the intent of the Parties that completion of such negotiations and execution of such documentation shall not impede, hinder or delay any consents by CHOPS required under this Purchase and Sale Agreement with respect to an assignment or transfer thereof (in whole or in part) by BHP.

         c. This Purchase and Sale Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Parties.

                                 ARTICLE XXIII.

                                      TERM

         a. This Purchase and Sale Agreement shall become effective as of the execution and delivery thereof by each of the Parties, and except as otherwise provided herein shall continue in effect for the commercial life of production from the Dedicated Leases.

         b. Notwithstanding the termination of this Purchase and Sale Agreement or the expiration of this Purchase and Sale Agreement, the indemnification provisions contained in Article XVI. shall survive such termination/expiration of this Purchase and Sale Agreement.

         c. Except with respect to those provisions in this Purchase and Sale Agreement that expressly provide for sole and exclusive remedies, (i) in the event of termination of this Purchase and Sale Agreement by either Party pursuant to the terms of this Purchase and Sale Agreement, termination of this Purchase and Sale Agreement shall not be the sole remedy of such Party, and (ii) nothing contained in this Purchase and Sale Agreement shall prevent any Party from pursuing any other remedies available to such Parties whether under contract or at law or equity with respect to any other Party's breach or failure to fulfill its obligations under this Purchase and Sale Agreement.

                                  ARTICLE XXIV.

                   RIGHTS OF PARTIES UPON TRANSFER/ASSIGNMENT

         The Parties hereby acknowledge and agree that many of the provisions of this Purchase and Sale Agreement, including, but not limited to, terms related to the dedication of reserves, the BHP MDQ Levels, the price differentials, the grant of rights to future receipt points and future dedication cannot be segregated between BHP and any potential assignee under the current structure of the terms of this Purchase and Sale Agreement, and are not intended to be rights transferable to or exercisable by a permitted assignee of BHP. However, to facilitate the transactions contemplated under this Purchase and Sale Agreement, it is the intent of the Parties to consummate the transactions contemplated under this Purchase and Sale Agreement with the understanding that, notwithstanding the terms of Article XXII., prior to any proposed assignment or transfer by BHP of any of its rights under this Purchase and Sale Agreement, the Parties shall enter into good faith negotiations to mutually agree on the terms of such assignment, and specifically to the allocation of the rights, duties and obligations of BHP and the permitted assignee. The Parties further acknowledge that upon any such permitted assignment, an amendment to this Purchase and Sale Agreement may be required to revise the terms of this Purchase and Sale Agreement in a manner that preserves, to the maximum extent possible, the respective rights and economic positions of the Parties. The Parties agree to act reasonably and in good faith, and negotiate diligently to facilitate BHP's desire to assign their rights as referenced hereunder under the time schedule desired by BHP.

                                  ARTICLE XXV.

                                  FORCE MAJEURE

         a. Definition. No Party shall be liable to the other Parties for failure to perform any of its obligations under this agreement to the extent such performance is hindered, delayed or prevented by Force Majeure. For purposes of this agreement, "Force Majeure" shall mean causes, conditions, events or circumstances affecting the Parties, or downstream or upstream facilities which are beyond the reasonable control of the Party claiming Force Majeure. Such causes, conditions, events and circumstances shall include, without limitation, acts of God, wars (declared or undeclared), hostilities, acts of terrorism, strikes, lockouts, riots, floods, fires, storms, storm warnings, industrial disturbances, acts of the public enemy, sabotage, blockades, insurrections, epidemics, landslides, lightning, earthquakes, washouts, arrests and restraints of rulers and peoples, civil disturbances, explosions, breakage or accidents to machinery or lines of pipe, hydrate obstruction or blockages of any kind of lines of pipe, abnormal operating conditions on a Party's facilities, repairs, improvements, replacements or alterations to plants, lines of pipe or related facilities, inability of a Party to obtain necessary machinery, drilling or workover rigs, materials, permits, easements or rights-of-way on reasonable terms, freezing of the well or delivery facility, well blowout, cratering, depletion of reserves, the partial or entire failure of a well, the act of any court or governmental authority prohibiting a Party from discharging its obligations under this agreement or resulting in diminutions in service and conduct which would violate any applicable law. Inability of a Party to make payments when due, be profitable or to secure funds, arrange bank loans or other financing, obtain credit or have adequate capacity (other than for reasons of Force Majeure declared by such downstream facilities) on downstream facilities shall not be regarded as an event of Force Majeure. Further, it is specifically agreed by the Parties that the events and activities referenced in Article IX and Article XI.a.ii shall not be regarded as events of Force Majeure.

         b. Notice. A Party which is unable, in whole or in part, to carry out its obligations under this agreement due to Force Majeure shall promptly give written notice to that effect to the other Parties stating the circumstances underlying such Force Majeure.

         c. Resolution. A Party claiming Force Majeure shall use commercially reasonable efforts to remove the cause, condition, event or circumstance of such Force Majeure, shall give written notice to the other Parties of the termination of such Force Majeure and shall resume performance of any suspended obligation promptly after termination of such Force Majeure.

                                  ARTICLE XXVI.

                          DISPUTE RESOLUTION PROCEDURE

         a. With respect to any controversy or claim ("DISPUTE"), whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Purchase and Sale Agreement including this clause) arising out of or related to this Purchase and Sale Agreement (including any amendments or extensions), or the breach or termination thereof, the Parties hereto shall in good faith attempt to settle such Dispute by consultation between senior management representatives of such Parties initiated by a

Party's ("SUBMITTING PARTY") delivery of written notice of the Dispute to the other Party (the "NON-SUBMITTING PARTY"). In the event such consultation does not settle the Dispute within thirty (30) Days after receipt of the written notice of such Dispute by the Non-Submitting Party, the Dispute shall be submitted to non-binding mediation. In the event the Parties are unable to settle the Dispute through use of mediation within thirty (30) Days of the commencement of such mediation, the Dispute shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the AAA and this provision.

         b. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 to the exclusion of any provision of state law inconsistent therewith, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. Any arbitration proceeding hereunder will be conducted on a confidential basis.

         The arbitration shall be held in Houston, Texas.

         There shall be one (1) arbitrator. The Parties shall attempt jointly to select an arbitrator. If the Parties are unable or fail to agree upon an arbitrator within fifteen (15) Days after the commencement of arbitration, one shall be selected by AAA. The arbitration hearing shall occur no later than sixty (60) Days after selection of the arbitrator. The arbitrator shall determine the claims of the Parties and render a final award in accordance with the substantive law of the State of Texas, excluding the conflicts provisions of such law. Unless otherwise provided in this Purchase and Sale Agreement, the arbitrator shall not have the right or the ability to terminate this Purchase and Sale Agreement. The arbitrator shall set forth the reasons for the award in writing within ten (10) working Days after the close of evidence and any post-evidence briefing and arguments that may be agreed upon (which shall be concluded within fourteen (14) Days after close of evidence). The arbitrator shall not have the right to terminate this Purchase and Sale Agreement.

         Any claim by a Party shall be time-barred if the Submitting Party commences arbitration with respect to such claim later than two (2) years after the receipt of the written notice of the Dispute by the Non-Submitting Party. All statutes of limitations and defenses based upon passage of time applicable to any claim of a defending Party (including any counterclaim or setoff) shall be tolled while the arbitration is pending.

         The obligation to arbitrate any Dispute shall extend to the successors and assigns of the Parties. The Parties shall use their commercially reasonable efforts to cause the obligation to arbitrate any Dispute to extend to any officer, director, employee, shareholder, agent, trustee, affiliate, or subsidiary. The terms hereof shall not limit any obligations of a Party to defend, indemnify or hold harmless another Party against court proceedings or other claims, losses, damages or expenses.

         The arbitrator shall order the Parties to promptly exchange copies of all exhibits and witness lists, and, if requested by a Party, to produce other relevant documents, to answer up to ten (10) interrogatories (including subparts), to respond to up to ten (10) requests for admissions (which shall be deemed admitted if not denied) and to produce for deposition and, if requested, at the hearing all witnesses that such Party has listed and up to four (4) other persons within such Party's control. Any additional discovery shall only occur by agreement of the Parties or as ordered by the arbitrator upon a finding of good cause.

         Each Party shall bear its own costs, expenses and attorney's fees; provided that if court proceedings to stay litigation or compel arbitration are necessary, the Party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses, and attorney's fees in connection with such court proceeding.

         In order to prevent irreparable harm, the arbitrator shall have the power to grant temporary or permanent injunctive or other equitable relief. Prior to the appointment of an arbitrator a Party may, notwithstanding any other provision of this Purchase and Sale Agreement, seek temporary injunctive relief from any court of competent jurisdiction; provided that the Party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration. Such court ordered relief shall not continue more than ten
(10) Days after the appointment of the arbitrator (or in any event for longer than sixty (60) Days).

         If any part of this arbitration provision is held to be unenforceable, it shall be severed and shall not affect either the duty to arbitrate or any other part of this provision.

                                 ARTICLE XXVII.

                                 CONFIDENTIALITY

         a. Subject to Article XXVI.b below, the existence of this Purchase and Sale Agreement, its contents, and the discussions between the Parties regarding this Purchase and Sale Agreement are subject to the Confidentiality Agreement ("Confidentiality Agreement") dated January 10, 2001 by and between BHP and El Paso Energy Partners, L.P., a copy of which is attached hereto as Exhibit "B". To the extent of a permitted assignment or transfer, a Party may disclose the applicable portions of this Purchase and Sale Agreement and its contents to any bona fide, financially responsible, prospective assignee of any portion of such Party's interest in the Dedicated Leases, the Caesar System or Cameron Highway, provided that (i) such disclosing Party shall give the other Party to this Purchase and Sale Agreement not less than ten (10) Days prior written notice specifying the extent to which that Party intends to disclose this Purchase and Sale Agreement to the prospective assignee and (ii) the prospective assignee is bound by a written confidentiality agreement to not disclose any information regarding this Purchase and Sale Agreement or the Parties hereto, and such confidentiality agreement contains terms and provisions at least as stringent as those contained in the Confidentiality Agreement. Notwithstanding anything contained in this Article XXVII.a. to the contrary, BHP may not disclose the terms of this Purchase and Sale Agreement to Shell Pipeline Company, L.P.

         b. Public announcements concerning the Transaction or this Purchase and Sale Agreement shall be subject to the applicable provisions of the Confidentiality Agreement; provided, that notwithstanding any applicable provisions in the Confidentiality Agreement, to the contrary, it is agreed and understood that, to the extent such announcement is required by applicable laws or securities exchange, market or similar rules, any Party is permitted to issue a press release or make a public announcement concerning the Transaction or the Purchase and Sale Agreement without the other Party's consent, in which case the disclosing Party shall provide an advance copy of the proposed public disclosure to the non-disclosing Party and permit the non-disclosing Party the opportunity to reasonably comment on such proposed disclosure.

                                 ARTICLE XXVIII.

                                  MISCELLANEOUS

         a. NOTICES. All notices and other communications under this Purchase and Sale Agreement will be in writing and will be deemed to have been given (i) when received if given in person or by courier or a courier service,
(ii) on the date of transmission if sent by facsimile or other wire transmission and receipt thereof is confirmed by telephone, or (iii) three (3) business Days after being deposited in the mail, certified or registered, postage prepaid:

                           if to CHOPS, addressed as follows:

                           Cameron Highway Oil Pipeline Company
                           Attn: Manta Ray Gathering Company, L.L.C., Operator Four Greenway Plaza
                           Houston, Texas 77046
                           Attn: President
                           (832) 676-5666 (telephone)
                           (832) 676-1710 (facsimile)

                           if to BHP, addressed as follows:
                           BHP Billiton Petroleum (Deepwater) Inc.
                           1360 Post Oak Blvd., Suite 150
                           Houston, TX 77056

                           Attn: Vice President AODAT
                                 (713)961-8500(telephone)
                                 (713)961-8400(facsimile)

                           With a copy to:

                           BHP Billiton Petroleum (Deepwater) Inc.
                           1360 Post Oak Blvd., Suite 150
                           Houston, TX 77056

                           Attn: Joe Beaty
                                 (713)961-8658 (telephone)
                                 (713)961-8670 (facsimile)

         Any Party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

         b. INSURANCE. All Parties shall procure and maintain or cause to be procured and maintained all insurance or self-insurance in the types and amounts as required by applicable laws, rules and regulations, to provide coverage against such risks, which are the subject of this Purchase and Sale Agreement, as is either customarily carried by companies owning, operating or conducting similar business(es), or as deemed necessary and reasonably requested by the Parties from time to time.

         c. TAXES. BHP shall be responsible for all applicable production, excise, sales, use or similar taxes and royalties on or with respect to the production, delivery and sale, of Crude Oil to CHOPS hereunder. BHP shall also be responsible for any tax, fee, or other charge levided against either BHP or CHOPS, pursuant to any federal, State, or local act or regulation for the purpose of creating a fund for the prevention, containment, clean up and/or removal of spills and/or the reimbursement of persons sustaining loss therefrom. CHOPS shall be responsible for all applicable excise, sales, use or similar taxes on or with respect to the delivery and sale to BHP of Crude Oil hereunder.

         d. COMMINGLING. CHOPS shall have the right to commingle production from the Dedicated Leases with production from other properties, pipelines and facilities.

         e. NO PARTNERSHIP AND NO FIDUCIARY OBLIGATIONS. Nothing herein is intended to create a partnership, joint venture, agency or other relationship creating fiduciary or quasi fiduciary duties or similar duties and obligations or otherwise subject the Parties to joint and several or vicarious liability or to impose any duty, obligation or liability that would arise therefrom with respect to any of the Parties.

         f. ENTIRE AGREEMENT. This Purchase and Sale Agreement (including the Confidentiality Agreement, as amended herein) constitutes the entire agreement of the Parties as of the Effective Date with respect to the Transaction and supersedes (i) all prior oral or written proposals or agreements between the Parties, (ii) all contemporaneous oral proposals or agreements and
(iii) all previous negotiations and all other communications or understandings between the Parties with respect to the subject matter hereof. Effective as of the Effective Date hereof, the Parties hereto terminate the MOU.

         g. AMENDMENT, MODIFICATION AND WAIVER. This Purchase and Sale Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Parties. The failure of a Party at any time or times to require performance of any provisions hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any Party of any condition, or of any breach of any term, covenant, representation or warranty contained in this Purchase and Sale Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

         h. EXHIBITS AND ATTACHMENTS. All exhibits, attachments and the like contained herein or attached hereto are integrally related to this Purchase and Sale Agreement, and are hereby made a part of this Purchase and Sale Agreement for all purposes. In the event of a conflict between this Purchase and Sale Agreement and any of its exhibits and attachments, the terms of this Purchase and Sale Agreement shall control.

         i. FEES AND EXPENSES. Each Party hereto shall bear and pay all costs and expenses incurred by it in connection with the negotiations contemplated by this Purchase and Sale Agreement.

         j. INVALID TERMS. If any term or other provisions of this Purchase and Sale Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and conditions of this Purchase and Sale Agreement shall nevertheless remain in full force and effect. In the event a term or other provision of this Purchase and Sale Agreement is determined to be invalid, illegal or incapable of being enforced, except as otherwise provided in Articles IX. or XI.a.ii., the Parties shall cooperate to develop a mutually acceptable alternative term or other provision that reflects the original intent of the Parties and maintains the commercial and economic benefits to the Parties.

         k. FURTHER ASSURANCES. Subject to the terms and conditions set forth in this Purchase and Sale Agreement, each Party agrees to use its commercially reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the Transactions contemplated by this Purchase and Sale Agreement. In case, at any time after the execution of this Purchase and Sale Agreement, any further action is necessary or desirable to carry out its purposes, the Parties will take or cause to be taken all such necessary action. More specifically, the Parties acknowledge that CHOPS or its Affiliates will be implementing certain bank financing arrangements with respect to Cameron Highway. BHP agrees to reasonably consider all documents required by CHOPS' or its Affiliates' lenders to facilitate such bank financing arrangements.

         l. COUNTERPARTS. This Purchase and Sale Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Purchase and Sale Agreement and all of which, when taken together, will be deemed to constitute one and the same Purchase and Sale Agreement.

         m. GOVERNING LAW. THIS PURCHASE AND SALE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES WHICH, IF APPLIED, MIGHT PERMIT OR REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, AND THE PARTIES AGREE THAT THE PLACE OF EXECUTION OF THIS PURCHASE AND SALE AGREEMENT IS HARRIS COUNTY, TEXAS AND THAT VENUE WITH RESPECT TO ANY DISPUTE ARISING HEREUNDER OR IN CONNECTION HEREWITH SHALL LIE IN HOUSTON, HARRIS COUNTY, TEXAS.

         n. INTERPRETATION. Whenever the context requires: the gender of all words used in this agreement includes the masculine, feminine, and neuter; a reference to any person or entity includes its permitted successors and assigns; the words "hereof," "herein," "hereto," "hereunder," and words of similar import when used in this agreement will refer to this agreement as a whole and not to any particular provisions of this agreement; articles and other titles or headings are for convenience only and neither limit nor amplify the provisions of the agreement itself, and all references herein to articles, sections or subdivisions thereof will refer to the corresponding article, section or subdivision thereof of this agreement unless specific reference is made to such articles, sections or subdivisions of another document or instrument; any reference to "includes" or "including" will mean "includes without limitation" or "including but not limited to," respectively; and any references in the singular will include references in the plural and vice-versa.

         o. MISCELLANEOUS. Each Party declares (i) that it has contributed to the drafting of this Purchase and Sale Agreement or has had it reviewed by its legal counsel before executing it, (ii) that this Purchase and Sale Agreement has been purposefully drawn and correctly reflects such Party's understanding of the Transaction that it contemplates as of the Effective Date hereof, (iii) that this Purchase and Sale Agreement has been validly executed and delivered, (iv) that this Purchase and Sale Agreement has been duly authorized by all action necessary for the authorization thereof, and (v) this Purchase and Sale Agreement constitutes a binding and enforceable obligation of such Party, enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the Parties hereto have caused this Purchase and Sale Agreement to be signed by their respective duly authorized representatives effective as of the day and year first written above.

CAMERON HIGHWAY OIL PIPELINE              BHP BILLITON PETROLEUM
COMPANY                                   (DEEPWATER) INC.

By: /s/ James Lytal                       By: /s/ Bill R. McHoliek
    -----------------------------             -------------------------------
Name:  James Lytal                        Name: Bill R. McHoliek
Title: President                          Title: Vice President
Date:  6/23/03                            Date: 6/23/03

                                   EXHIBIT "A"

                INITIAL DEDICATED LEASES AND DEDICATED PRODUCTION

                           LEASES                        BHP WORKING INTEREST
                           ------                        --------------------
ATLANTIS                Green Canyon 698                            44%
                        Green Canyon 699                            44%
                        Green Canyon 700                            44%
                        Green Canyon 701                            44%
                        Green Canyon 742                            44%
                        Green Canyon 743                            44%
                        Green Canyon 744                            44%

MAD DOG                 Green Canyon 738                          23.9%
                        Green Canyon 739                          23.9%
                        Green Canyon 781                          23.9%
                        Green Canyon 782                          23.9%
                        Green Canyon 783                          23.9%
                        Green Canyon 785                          23.9%
                        Green Canyon 786                          23.9%
                        Green Canyon 787                          23.9%

                                       A

                                   EXHIBIT "B"

                            CONFIDENTIALITY AGREEMENT

                                   EXHIBIT "C"

           QUALITY BANK RULES FOR CAMERON HIGHWAY OIL PIPELINE SYSTEM

                            MARKET BASED QUALITY BANK

                                   SECTION I.

                                     GENERAL

1. The purpose of this Market Based Quality Bank ("Quality Bank") is to mitigate damage and/or improvement to producers whose crude oil is purchased by CHOPS and commingled in Cameron Highway. Differences in the quality of all the producers' crude oil that are mixed within the common crude oil stream in Cameron Highway either increase or decrease the quality of the common crude oil stream. This Quality Bank charges the producer or pays the producer depending on the quality of the common crude oil stream and the quality of the producer's crude oil. Each producer will be required, as a condition of tendering, to participate in this Quality Bank.

2. API gravity and sulfur content are the quality parameters used to determine the relative value of each producer's receipt stream. Adjustment factors for gravity and sulfur are based upon a market price spread between Louisiana Light Sweet ("LLS") and Mars (see Section III-Current Month Gravity and Sulfur Adjustment Factors). The price spread is derived using Platt's spot price quote, high/low mean, posted average trade month (the 26th of the month two months prior to delivery through the 25th of the month one month prior to delivery, workdays only)("Trade Month").

3. Should a Platt's Quote for Cameron Highway common stream be established, it will replace Mars in the Quality Bank calculations, subject to the provisions of Section VI. -Periodic Review.

4. Any material changes to the Quality Bank, including proposed changes from a Periodic Review, must be approved by greater than a seventy percent (70%) vote of the producers then participating in this Quality Bank in order to effect the change. Each five hundred (500) Barrels of monthly average production (based on the monthly average of the twelve month period preceding the month the vote is taken) will have one vote.

         Any group of producers with seventy percent (70%) of the volume on Cameron Highway may make a proposal to CHOPS providing for an alternate method and an explanation of why such alternate method provides a more accurate, actual market price to quality relationship than the then existing Quality Bank. CHOPS will retain the right to reject such proposal if CHOPS believes, in it's sole discretion after using good faith, reasonable efforts to analyze such proposal, that the proposal does not uphold the intent of the Quality Bank as stated in Paragraph 1 above in this Section I.

         Notwithstanding any of the above, CHOPS may, at it's sole discretion, change any of the provisions of this Exhibit as necessary to comply with any governmental requirement, order or mandate and such change will be binding upon BHP and all participants upon proper notice thereof.

                                   SECTION II.

Gravity and Sulfur Weighting Factors

1. Gravity and Sulfur weighting factors are used in establishing a price and quality relationship between different crude oil streams.

2. The weighting factors, to be used in calculating the GAF and SAF as defined in Section III, are as follows.

                        Gravity Weighting ("GW") = 31.5%

                         Sulfur Weighting ("SW") = 44.3%

                                  SECTION III.

CURRENT MONTH GRAVITY AND SULFUR ADJUSTMENT FACTORS

1. The applicable delivery month Gravity Adjustment Factor ("GAF") and the applicable delivery month Sulfur Adjustment Factor ("SAF") are calculated using the following equations:

                           GAF = (GW x a) divided by b

                           SAF = (SW x a) divided by c

         Where Gravity and Sulfur Weighting factors (GW and SW) are expressed as decimals and,

         "a" = The price differential between the LLS Platt's Quote and the Mars Platt's Quote for the Trade Month.

         "b" = The delivery month Gravity difference between LLS and Mars based on the gravity of LLS crude oil at the point of sale where "a" is determined, currently Capline's LLS receipt stream at St. James, Louisiana as calculated by Gravcap, minus the weighted average gravity of Mars at the point of sale where "a" is determined, currently Shell's composite gravity for Mars deliveries at Clovelly, LA.

         "c" = The delivery month Sulfur difference between LLS and Mars based on the weighted average of sulfur of LLS crude oil at the point of sale where "a" is determined, currently Capline's LLS receipt stream at St. James, Louisiana as calculated by Gravcap, minus the weighted average sulfur of Mars at the point of sale where "a" is determined, currently Shell's composite sulfur for Mars deliveries at Clovelly, LA.

                                   SECTION IV.

CALCULATION OF QUALITY BANK CREDIT/DEBIT

Quality Bank credit/debit adjustments between producers are computed as follows:

1. The applicable receipt Barrels and gravities are the delivery month actual net Barrels at sixty (60) degrees Fahrenheit (with no deductions for loss allowance) and the gravities recorded by CHOPS at the measurement facility where it customarily records gravities and quantities.

2. No compensation is given for gravity between 37 and 45 degrees API. For gravities of 45 API degrees and above, a "bend-over" disincentive is applied.

3.       GRAVITY CREDIT/DEBIT CALCULATION

         To compute the gravity credit/debit to be paid/received the following equation is used:

                  Gravity credit/debit = ((PG - WAG) multiplied by GAF) multiplied by T

         Where,

                  "PG" = BHP's gravity based on the custody transfer
                         tickets, subject to the Gravity Limits set out below.

                 "WAG" = The weighted average receipt gravity of the common stream for a given delivery Month. For Quality Bank calculation purposes, WAG is obtained by taking the sum of the products obtained by multiplying the gravity of each producer's point of receipt volume based on the custody transfer tickets (subject to the Gravity Limits set out below) by the number of net Barrels in each producer's receipt point volume, and divide the total resultant by the total net Barrels received during the given delivery month.

                   "T" = The total current month volume produced by BHP
                         based on the custody transfer tickets.

                  Gravity Limits:   When actual gravity exceeds 37 but is less
                                    than 45 degrees API, a Deemed Gravity of 37 degrees API is used in determining PG and WAG. When actual gravity is equal to or greater than 45 degrees API, a Deemed
                                    Gravity is used that is calculated by the formula: Deemed Gravity = 80 minus actual
                                    API gravity. In all other instances (gravity less than or equal to 37 API) the actual API gravity is used.

4.       SULFUR CREDIT/DEBIT CALCULATION

         To compute the sulfur credit/debit to be paid/received the following equation is used:

                  Sulfur credit/debit = ((WAS - PS) multiplied by SAF) multiplied by T

         Where,

                  "PS" = BHP's Sulfur based on the custody transfer tickets.

                 "WAS" = The weighted average receipt sulfur of the common
                         stream for a given delivery Month. WAS is obtained by taking the sum of the products obtained by multiplying the sulfur percentage (by weight) of each producer's point of receipt volume based on the custody transfer tickets by the number of net Barrels in each producer's point of receipt, and divide the total resultant by the total net Barrels received during the given delivery Month. Since there will be no minimum or maximum sulfur percentage limitations, this weighted average sulfur percentage calculation will be used for Quality Bank adjustment purposes.

                   "T" = The total current month volume produced by BHP
                         based on the custody transfer tickets.

5. To obtain the total Quality Bank Credit/Debit add the Gravity and Sulfur credit/debit. Sample calculations are attached hereto as Table 1.

6. These calculations will be made for each delivery month and the algebraic sum of all the producers' credit/debit for Cameron Highway will be zero (+/- fifty Dollars). If a producer has a net debit balance in combining the two adjustments made above, the balance due will be remitted to CHOPS within fifteen (15) Days from receipt of statements of such debit. If a producer has a credit, the CHOPS will remit the amount thereof within 5 Days of receipt of all the payments due from those producers owing a debit.

                                   SECTION V.

                                 ADMINISTRATIVE

1. Capitalized terms, including "CHOPS" and "BHP," have the meanings defined in the Purchase and Sale Agreement to which this Exhibit is attached, unless the context dictates otherwise. Similarly, the term "producer" means an individual producer on Cameron Highway (collectively "producers").

2. CHOPS will include requirements for participation in the Quality Bank and procedures for calculating adjustments between producers in all contracts to be entered into with producers covering the purchase and sale of crude oil on Cameron Highway.

3. CHOPS will administer the Quality Bank and will perform the clearinghouse business of calculating and effecting adjustments, by a process of debits and credits and interchange of funds, among the producers of crude oil connected to Cameron Highway. CHOPS may subcontract any or all of the work associated with the Quality Bank, but by doing so CHOPS will not be relieved of any of its obligations hereunder.

4. CHOPS will perform necessary calculations and prepare appropriate statements for each producer as soon as the gravity, sulfur and price data is available.

5. CHOPS will be responsible, at its sole cost and expense, for determining and/or securing data on all gravities, sulfur contents, net Barrels of the crude oil received into Cameron Highway, and Platt's Quote prices. The gravities will be determined from the custody transfer receipt tickets written by the CHOPS. The sulfur content will be determined based on samples secured by the CHOPS from the composite sampler at the time the custody transfer receipt tickets are written. The gravity will be determined by ASTM 287 (Standard Test Method for API gravity of Crude Petroleum and Petroleum Products) and the sulfur content pursuant to ASTM D-2622 (ASTM D-4294 is acceptable if ASTM D-2622 is not available) (Standard Test Method for Sulfur in Petroleum Products).

6. If any producer fails to perform any Quality Bank payment obligation as established herein, CHOPS will make equivalent payment into the Quality Bank within five (5) Days of such failure, to enable distribution of funds to producers due credits. CHOPS will, however, have the right to withhold payment of or offset against, any moneys due such failing producer pursuant to the Purchase and Sale Agreement between the producer and CHOPS to recover or otherwise fulfill any and all of producer's Quality Bank payment obligations.

7. CHOPS agrees that all transfers of interest in Cameron Highway will be made subject to this Agreement and will require the transferee to assume as to such interest all of the obligations of CHOPS under this Agreement which accrue on or after the effective date of the transfer.

8. Notwithstanding anything to the contrary set forth in Article XVI of the Agreement, inasmuch as CHOPS has agreed to operate the Quality Bank without profit, and except to the extent resulting from the gross negligence or willful misconduct of CHOPS, BHP hereby fully releases and agrees to indemnify the CHOPS from all claims, actions and demands for loss by, or damage to, CHOPS or BHP arising out of, in connection with, or as an incident to any act or omission, including any negligence, of the CHOPS or its employees, agents or contractors, in the administration of the Quality Bank. Neither CHOPS nor BHP will be liable to CHOPS or other producers, or to any third person, in respect to obligations or liabilities incurred by CHOPS or other producers in connection with their separate business unrelated to said Cameron highway, and obligations to CHOPS or BHP under this Agreement are several and not joint or in solido to CHOPS or other producer.

9. Any individual producer, or his representative, will, at any time during normal business hours and upon reasonable notice, have access to the books, accounts and records of CHOPS for the purpose of verifying that CHOPS is operating the process of adjustments and determining values in accordance with the provisions of this Quality Bank. Samples used for Quality Bank calculations will be retained by CHOPS for 60 days following the month in which the samples were obtained. Cost of such individual audits will be borne by the producer(s) requesting the audit.

                                   SECTION VI.

                                 PERIODIC REVIEW

1. The Quality Bank will be periodically reviewed and updated in accordance with the following:

            - Immediately prior to the date when Cameron Highway common stream replaces Mars crude oil as a component of differential market price, in order to re-establish adjustment factors and verify satisfactory correlation of an updated database.

            - At any time a quality parameter other than gravity or sulfur significantly affects the pricing of the Cameron Highway common stream, or the pricing of LLS or Mars (if Mars is then currently being used as the proxy to Cameron Highway common stream).

            - Every five years following April 30, 2002, to determine if the market for database crude oil types or the Cameron Highway common stream has changed sufficiently to warrant modifications of the adjustment factors or formulas used by the Quality Bank.

2. In any subsequent review of the Quality Bank, the Cameron Highway common stream will be incorporated into the crude oil database if sufficient independently published price data are available. Other crude oils commonly marketed on the

         USGC may also be added at this time if required to expand the range of the crude oil database to ensure it encompasses the full range of gravity and sulfur applicable to crude oil streams that might be introduced into the pipeline system. These other crude oils will only be added if appropriate pricing data from an independent source is available covering the specified period.

3. The following criteria will be used in assembling a historical database.

         - It will include commercially traded Gulf of Mexico originating crude oil streams (types) that are representative of the U.S. Gulf Coast ("USGC") market and for which there are sufficient published price data.

         Import crude oils that routinely compete in the USGC market will be added to the historical database to cover the full range of key quality parameters anticipated to be seen in the pipeline system.

         - If pricing data is based on transactions, such pricing must be continuously available from publicly available sources for the crude oils used, and ideally cover one (multiple preferred) pricing cycle.

         -  Accurate assay data on the crude oils must be available.

         - Certain crude oils will be excluded from the database based on the characteristics listed below, provided that (i) such characteristic is not taken into account in the Quality Bank and (ii) the Cameron Highway common stream does not, or is not expected to, have such characteristic.

            -   Crude oils that are not chemically similar.

            - Crude oils that are known to routinely contain contaminants, to a degree that market price is significantly affected.

            - Crude oils whose assays indicate they are not whole crude oils.

4. A historical database will contain, at a minimum, the prices, API gravity and sulfur content of each selected crude oil type. To the extent possible, the database should contain crude oil types which encompass the full range of gravity and sulfur applicable to crude oil streams that might be introduced into the pipeline system and provide sufficient variation of the key quality parameters to yield a robust Quality Bank. It is expected the database will include the most recently available monthly data for a minimum period encompassing not less than one complete crude oil pricing cycle or twelve consecutive months, whichever is greater. The database will be extended to a longer period if the required data are available, provided that the database will not be extended beyond sixty (60) months unless a determination is made that market conditions and transportation costs do not distort the older data.

5. For the purpose of correlating the key quality parameters to price, the published crude oil price for each crude oil type will be adjusted to a commonly accepted market clearing location on the USGC for that type. . All costs that are reasonably expected to be incurred in transporting each crude oil from its usual marketing center to the selected market clearing location, using predominant and efficient transportation, will serve as the basis for such adjustments.

6. All transportation costs will be based on arms-length transactions, and will exclude discounted or contract rates (such as those requiring minimum shipments over a specified period of time). If pipeline tariffs are not published then purchase and sale (buy/sell) differentials may be substituted, provided that such differentials are known or can be reasonably estimated from trade experience or market pricing.

7. Other types of adjustments to deal with different pricing bases and timing biases may be made as reasonably determined to be necessary or convenient.

                                     TABLE 1
                    SAMPLE CALCULATION OF CHOPS QUALITY BANK


GRAVITY AND SULFUR WEIGHTING FACTORS

                                                  GRAVITY LIMITS
                                        API Gravity           Deemed Gravity
                                        ------------------------------------
GRAVITY WEIGHTING (GW) =       31.50%   37 or less            API Gravity
SULFUR WEIGHTING (SW) =        44.30%   Between 37 - 45       37 API
                                        45 or greater         80 - API

PLATT'S PRICING AND TESTED QUALITY      (Platt's Quote = Average Trade Month
                                        High/Low Mean, Workdays Only)

                     Platt's
     Month    Crude   Quote   Gravity  Sulfur
---------------------------------------------
    Mar-02      LLS  $ 20.76   38.60    0.31%
    Mar-02     Mars  $ 18.37   29.90    1.93%
                     ------------------------
Difference           $  2.39    8.70    -1.62%

CURRENT MONTH GRAVITY AND SULFUR ADJUSTMENT FACTORS

a = LLS - Mars Price Differential =           $  2.3900
b = LLS - Mars Gravity Differential =              8.70
c = Mars - LLS Sulfur Differential =               1.62

GAF        = (GW times a) divided by b =      $0.086534 per degree API
SAF        = (SW times a) divided by c =      $0.653562 per % sulfur

CALCULATION OF QUALITY BANK CREDIT/DEBIT

                     T                          PG                               PG - WAG            GRAVITY
GRAVITY      (Prod Vol in Bbls)  API Grav  (Prod Gravity)    Bbls X PG       (Grav Difference)  CREDIT / (DEBIT)
-----------  ---------------------------------------------------------------------------------------------------
Producer A      4,200,000.00       22.8        22.80         95,760,000          (3.881667)      ($1,410,771.67)
Producer B      2,100,000.00       37.5        37.00         77,700,000          10.318333        $1,875,072.44
Producer C      1,500,000.00       24.7        24.70         37,050,000          (1.981667)      ($  257,223.75)
Producer D        450,000.00       32.5        32.50         14,625,000           5.818333        $  226,568.91
Producer E        750,000.00       60.0        20.00         15,000,000          (6.681667)      ($  433,645.93)
              --------------               ----------------------------                          --------------
      Total     9,000,000.00                                240,135,000                          ($        0.00)
                                  WAG =    26.681667       = Weighted Avg PG

                        T                   PS                               WAS - PS                SULFUR
  SULFUR       (Prod Vol in Bbls)   (Prod wt% Sulfur)      Bbls X PS    (Sulfur Difference)     CREDIT / (DEBIT)
------------   -------------------------------------------------------------------------------------------------
Producer A         4,200,000.00            2.96            12,432,000       (0.945000)          ($2,593,986.50)
Producer B         2,100,000.00            0.99             2,079,000        1.025000            $1,406,791.62
Producer C         1,500,000.00            1.98             2,970,000        0.035000            $   34,311.99
Producer D           450,000.00            1.12               504,000        0.895000            $  263,221.99
Producer E           750,000.00            0.20               150,000        1.815000            $  889,660.90
               ------------------------------------------------------                            -------------
       Total       9,000,000.00                            18,135,000                            $        0.00
                          WAS =        2.015000        = Weighted Avg PS

                   CREDIT / (DEBIT) = PAYMENT FROM / (TO) BANK

   TOTAL                      Gravity                  Sulfur                  Total
-----------------         ----------------------------------------------------------------
Producer A                ($  1,410,771.67)       ($  2,593,986.50)       ($  4,004,758.17)
Producer B                 $  1,875,072.44         $  1,406,791.62         $  3,281,864.06
Producer C                ($    257,223.75)        $     34,311.99        ($    222,911.76)
Producer D                 $    226,568.91         $    263,221.99         $    489,790.90
Producer E                ($    433,645.93)        $    889,660.90         $    456,014.98
                          ----------------------------------------------------------------
           Total          ($          0.00)        $          0.00        ($          0.00)

                                   EXHIBIT "D"

                MEMORANDUM OF AGREEMENT AND RECORDABLE AGREEMENT

         I. PURPOSE. This Recordable Agreement dated as of ____________, 2003, (this "AGREEMENT") is executed to (i) bind the parties hereto to the agreements and covenants contained herein and (ii) effect notice to third parties of the agreements and covenants contained herein and in that certain Purchase and Sale Agreement entered into as of even date herewith (the "PURCHASE AND SALE AGREEMENT"), by and between Cameron Highway Oil Pipeline Company ("COMPANY"), on the one hand, and BHP Billiton Petroleum (Deepwater) Inc. ("PRODUCER"), on the other hand.

         II. DESCRIPTION OF THE PROPERTY. This Agreement and the Purchase and Sale Agreement affect all of Producer's right, title and interest (whether now owned or hereafter acquired during the term of this Agreement) in and to any hydrocarbons or crude oil ("OIL"), underlying the lands located offshore Louisiana, Gulf of Mexico, Outer Continental Shelf, in the areas and blocks listed below (collectively, the "DEDICATED LEASES"):

   Areas                                      Blocks
   -----                                      ------
Green Canyon                                    698
Green Canyon                                    699
Green Canyon                                    700
Green Canyon                                    701
Green Canyon                                    742
Green Canyon                                    743
Green Canyon                                    744
Green Canyon                                    738
Green Canyon                                    739
Green Canyon                                    781
Green Canyon                                    782
Green Canyon                                    783
Green Canyon                                    785
Green Canyon                                    786
Green Canyon                                    787

         For purposes of this Agreement, "DEDICATED PRODUCTION" includes all of the Oil now or hereafter owned by Producer that is produced from the Dedicated Leases.

         III. CONSIDERATION. Producer and Company executed and entered into this Agreement and the Purchase and Sale Agreement for and in consideration of, among other things, the execution of, and the premises and mutual covenants contained in, this Agreement and the Purchase and Sale Agreement, including, without limitation, the agreements described in Articles IV-VII below, and other good nd valuable consideration (the receipt and sufficiency of which is hereby confirmed and acknowledged).

         IV. TENDER AND COMMITMENT OF PRODUCTION. Producer permanently tendered and committed (subject to the terms and conditions of the Purchase and Sale Agreement), and Producer hereby permanently tenders and commits, to Company for delivery to, and gathering by, Company all Oil owned by Producer and produced, saved and marketed from the Dedicated Leases. In addition, Producer agreed, and agrees, that any attempted assignment or transfer of any interest in such production will be null and void unless such transfer includes an express provision stating that such assignment or transfer is made subject to the terms of this Agreement and the Purchase and Sale Agreement and the transferee agrees to be bound by the terms and conditions of this Agreement and the Purchase and Sale Agreement.

         V. AGREEMENT TO BE BOUND. Company and Producer have executed and entered into this Agreement and the Purchase and Sale Agreement for the consideration herein described and hereby agree that the terms and conditions of this Agreement and the Purchase and Sale Agreement contain all necessary terms and conditions for the agreements described herein to be binding upon the parties hereto, and Company and Producer agree to be bound by the terms and conditions of this Agreement and the Purchase and Sale Agreement. Company and Producer acknowledge and agree that (i) this Agreement has been executed in addition to the Purchase and Sale Agreement and not as a replacement, supplement or other amendment to any of the terms and conditions in the Purchase and Sale Agreement and (ii) the Purchase and Sale Agreement contains terms and conditions similar to those described herein and covering the subject matter hereof as well as other terms and conditions. The terms and conditions of this Agreement and the Purchase and Sale Agreement will be construed together; provided, however, that the terms and conditions contained in the Purchase and Sale Agreement will govern and control any conflicts, ambiguities or inconsistencies between the terms and conditions of this Agreement and the Purchase and Sale Agreement.

         VI.      NAMES AND ADDRESSES OF PARTIES:

                  If to Company to:
                  Cameron Highway Oil Pipeline Company
                  Four Greenway Plaza
                  Houston, Texas  77046
                  Telephone: (832) 676-5666
                  Telecopy: (832) 676-1710

                  If to Producer to:
                  BHP Billiton Petroleum (Deepwater) Inc.
                  1360 Post Oak Blvd., Suite 150
                  Houston,  Texas 77056
                  Attn:  Vice President AODAT
                  Telephone: (713)961-8500
                  Telecopy: (713)961-8400
                  With a copy to:
                  BHP Billiton Petroleum (Deepwater) Inc.
                  1360 Post Oak Blvd.,  Suite 150
                  Houston, Texas 77056
                  Attn:  Joe Beaty
                  Telephone: (713)961-8658
                  Telecopy: (713)961-8670

         VII. MISCELLANEOUS. This Agreement (i) may be executed in multiple counterparts, each of which, when executed, will be deemed an original, and all of which will constitute but one and the same instrument, (ii) may enforced by specific performance and (iii) WILL BE GOVERNED BY TEXAS LAW TO THE EXTENT THE LAW OF ANOTHER JURISDICTION IS NOT REQUIRED TO BE APPLIED. Subject to the provisions of this Agreement and the Purchase and Sale Agreement, any Party may transfer, assign or otherwise alienate any or all of its rights, title or interest under this Agreement (such transfers will hereinafter be referred to as "assignments") to any other Person with or without the consent of all of the other Parties; provided, however, that no such assignment will be effective as to the nonassigning Party or Parties until the assigning Party has delivered written notice of such assignment to all nonassigning Parties.

                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the Parties have hereunto executed this Agreement as of the date first written in the Preamble.

                                    COMPANY
                                    CAMERON HIGHWAY OIL PIPELINE COMPANY

                                    By:_________________________________

                                    Printed Name:_______________________

                                    Title:______________________________

                                    PRODUCER
                                    BHP BILLITON PETROLEUM (DEEPWATER) INC.

                                    By:_________________________________

                                    Printed Name:_______________________

                                    Title:______________________________

         STATE OF  [TEXAS/LOUISIANA]
         COUNTY OF _______________

         This instrument was acknowledged before me on ____________, 2003, by _______________, the __________ of Cameron Highway Oil Pipeline Company on behalf of said partnership.

                                           _____________________________________

                                           Notary Public, State of Texas

         STATE OF  [TEXAS/LOUISIANA]
         COUNTY OF _______________

         This instrument was acknowledged before me on ____________, 2003, by _______________, the __________ of BHP Billiton Petroleum (Deepwater) Inc., on behalf of said company.

                                           _____________________________________

                                           Notary Public, State of Texas

                                   EXHIBIT "E"
                           OIL QUALITY SPECIFICATIONS

1. Crude Oil delivered by Producer to CHOPS under the terms of this Purchase and Sale Agreement will conform to the specifications and operating conditions required by other refineries, terminals or pipelines downstream of the Delivery Point(s) and Additional Delivery Points ultimately receiving the Crude Oil (the "Downstream Facilities") and will meet the following specifications except if the specifications of the Downstream Facilities should be more stringent

         (a) Viscosity, Gravity, and Pour Point. The Crude Oil must be good and merchantable Crude Oil of such viscosity, gravity and pour point such that it will be readily susceptible for movement through Cameron Highway, and subject to the Quality Bank set forth in Exhibit C, will not materially affect or damage the quality of other shipments or cause disadvantage to other shippers and/or CHOPS. No Crude Oil will be accepted for purchase which has a pour point greater than 40 degrees Fahrenheit or viscosity greater than 400 Saybolt Universal Seconds at 60 degrees Fahrenheit unless under terms and conditions acceptable to CHOPS.

         (b) Basic Sediment, Water and Other Impurities. The Crude Oil will not have a content consisting of more than one percent (1%) of basic sediment, water or other impurities. CHOPS reserves the right to reject Crude Oil containing more than one percent (1%) of basic sediment, water, and other impurities, except that sediment and water limitations of a connecting carrier may be imposed upon CHOPS when such limits are less than that of CHOPS, in which case the limitations of the connecting carrier will be applied.

         (c) Vapor Pressure. The Crude Oil will not have a Reid Vapor Pressure (RVP) of more than 8.6 pounds per square inch. During the winter months (October through November), Crude Oil with a maximum RVP of 9.6 will be accepted. Crude Oil with a maximum RVP above 9.6 may be accepted at the discretion of Cameron Highway.

         (d) Refined. The Crude Oil will not have been partially refined or altered in any way so as to impact its value.

         (e) Contamination. The Crude Oil will not have been contaminated by the presence of any chemicals, chlorinated and/or oxygenated hydrocarbons, arsenic, or other metals; provided, however, that this Section 1(f) will not prohibit Producer's use of corrosion/paraffin inhibitors, asphaltene dispersants or demulsifiers in its platform or pipeline operations. The Crude Oil will not have been contaminated by the presence of methanol. Producer will contact CHOPS prior to subsea well start-up, well unloading operations, and other procedures requiring the use of methanol.

2. If any Crude Oil delivered and sold by Producer to CHOPS hereunder fails at any time to conform to the applicable specifications above, then, subject to 5(a) below, CHOPS will immediately have the right to discontinue purchasing such non-conforming Crude Oil so long as such Crude Oil continues to be non-conforming. In any event, Producer will undertake commercially reasonable measures to eliminate the cause of such non-conformance. Producer will be held responsible for any disposal required and/or expenses incurred in CHOPS' handling of such non-conforming Crude Oil.

3. Assay. Upon initial start up of production, a laboratory analysis of Crude Oil will be submitted to CHOPS by Producer and will include API gravity, Reid vapor pressure, pour point, sediment and water content, sulfur content, viscosity at 60 and 100 degrees Fahrenheit, and other characteristics as may be required by CHOPS.

4. CHOPS reserves the right to periodically sample and test the quality of the Crude Oil delivered by Producer at the Receipt Point(s). CHOPS shall be responsible for all costs attributable to such periodic sampling and testing.

5. To the extent CHOPS must discontinue redelivery of Cameron Highway common stream Crude Oil to one or more of the Delivery Points and Additional Delivery Points as a result of Producer's non-conformance hereunder, Producer and CHOPS agree to the following:

         (a) If Producer is the sole party nominating deliveries to such Delivery Point(s) and Additional Delivery Points that is not accepting the common stream, CHOPS will continue to accept and redeliver Producer's Crude Oil to the other Delivery Point(s) and Additional Delivery Points that are accepting the common stream until such time as CHOPS is required to again deliver Crude Oil to any Delivery Point or Additional Delivery Point that is not accepting the common stream by another party delivering conforming Crude Oil. It being the intent of both of the Parties that CHOPS will continue to accept and redeliver Producer's Crude Oil so long as redeliveries can be made to any Delivery Point and any Additional Delivery Point and Cameron Highway does not have to curtail its deliveries to any Delivery Point or Additional Delivery Point due to Producer's non-conformance.

         (b) If third-party conforming Crude Oil is nominated to any Delivery Point or Additional Delivery Point that is not accepting the common stream, CHOPS will immediately have the right to discontinue purchasing Crude Oil so long as such Crude Oil continues to be non-conforming. In any event, Producer will undertake commercially reasonable measures to eliminate the cause of such non-conformance.

                                 CAMERON HIGHWAY

                           PURCHASE AND SALE AGREEMENT

         THIS CAMERON HIGHWAY PURCHASE AND SALE AGREEMENT dated effective the 23rd day of June, 2003 (the "Effective Date"), by and between UNION OIL COMPANY OF CALIFORNIA ("UNOCAL") and CAMERON HIGHWAY OIL PIPELINE COMPANY ("CHOPS") (hereinafter "Purchase and Sale Agreement"). UNOCAL and CHOPS are individually referred to herein as a "Party", and collectively as "Parties".

                                   WITNESSETH:

         WHEREAS, UNOCAL is a working interest owner in certain offshore oil and gas leases located in the Southern Green Canyon Area of the Gulf of Mexico, and along with its co-working interest owners in the leases are developing or are planning to develop the associated fields for the production of oil and gas as further described herein;

         WHEREAS, subject to the terms of the Construction Agreement (as defined in "Definitions"), CHOPS will construct and install (or cause the construction and installation of) a crude oil pipeline ("Cameron Highway") and connect such pipeline with a deepwater Crude Oil pipeline ("Caesar Pipeline System") to be constructed by Caesar Oil Pipeline Company, LLC ("Caesar") from the Southern Green Canyon Area at Ship Shoal Block 332 ; and

         WHEREAS, CHOPS will purchase crude oil produced by UNOCAL from the offshore leases described above and resell volumes of crude oil to UNOCAL at agreed delivery points, all as set forth in this Purchase and Sale Agreement (such purchase and sale arrangements collectively referred to as the "Transaction"); and

         WHEREAS, the Parties have agreed to undertake such activities necessary to consummate the Transaction in accordance with the terms stated herein.

         NOW THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending hereby to be legally bound, the Parties hereby agree to the following principal terms and conditions of the Transaction:

                                   DEFINITIONS

         Capitalized terms used in this Purchase and Sale Agreement that are defined in this Purchase and Sale Agreement shall have the meanings ascribed to them herein. As used in this Purchase and Sale Agreement, the initially capitalized terms listed below shall have the following meanings:

         "AAA" shall mean the American Arbitration Association.

         "API" shall mean American Petroleum Institute.

         "ADDITIONAL DELIVERY POINT" shall mean each of the following points to be established on Cameron Highway, where CHOPS shall deliver Crude Oil to UNOCAL (or its designees) upon nomination of any such point by UNOCAL in accordance with the terms of this Agreement: the Premcor Refinery, Premcor's Lucas Terminal and Valero Energy

Company's Texas City Refinery, and such other mutually agreed to points, such agreement not to be unreasonably withheld. Deliveries to all Additional Delivery Points shall be through a direct connection with Cameron Highway and such Additional Delivery Point.

         "ATLANTIS" shall mean Green Canyon Blocks 698, 699, 700, 701, 742, 743 and 744, Gulf of Mexico.

         "BARREL" shall mean forty-two (42) U.S. gallons at a temperature of 60 degrees F and 0 PSIA.

         "BASE GAS PRICE" shall mean the Henry Hub gas price as published in the first of the month issue of FERC's Inside Gas Market Report for the then current month of fuel purchases.

         "BASE OIL PRICE" shall mean Platt's Oilgram Mars monthly average price (Trading) per Barrel. Platt's prices are as quoted in Platt's Oilgram and are calculated from the 26th of the month, two (2) months prior to the month of delivery through the 25th of the month, one (1) month prior to delivery, excluding weekends and holidays.

         "BHP" shall mean BHP Billiton Petroleum (Deepwater) Inc., a Delaware corporation.

         "BP" shall mean BP Exploration & Production Inc.

         "BONA FIDE REQUEST" shall have the meaning ascribed to such term in
Article VIII.a.i of this Purchase and Sale Agreement.

         "BOPD" shall mean Barrels of Crude Oil per Day.

         "BTU" or "British Thermal Unit" shall mean the amount of heat required to raise the temperature of one (1) pound of water one degree (1 degree) Fahrenheit at sixty degrees (60 degrees) Fahrenheit at a pressure of 14.73 PSIG and determined on a gross, dry basis.

         "CAESAR PIPELINE SYSTEM" shall mean the approximately sixty (60) miles of twenty-eight inch (28") offshore Crude Oil pipeline and all related laterals and equipment and facilities to be owned, constructed and installed by Caesar or its designee(s) that will extend from the area of the Initial Dedicated Leases to SS 332 where it will connect into Cameron Highway and could potentially extend to other platforms and/or interconnect with other pipelines.

         "CAMERON HIGHWAY" shall mean the offshore Crude Oil pipeline and all related equipment and facilities to be constructed and owned by CHOPS that will extend from SS 332 to the Delivery Points (as such term is defined herein) but shall not include any extensions, expansions or additions to such offshore Crude Oil pipeline which are not described in this Purchase and Sale Agreement. Such pipeline shall be used by CHOPS to purchase and sell the Crude Oil under this Purchase and Sale Agreement.

         "CAMERON HIGHWAY COMPLETION DATE" shall mean the date on which Cameron Highway is Fully Operational.

         "CHOPS" shall mean Cameron Highway Oil Pipeline Company, a Delaware general partnership.

         "CHOPS GROUP" shall mean CHOPS and its affiliates, subsidiaries, co-owners and joint venturers its and their respective employees, officers, directors, representatives, agents, contractors and subcontractors

         "CONFIDENTIALITY AGREEMENT" shall have the meaning ascribed to such term in Article XXVII.

         "CONSTRUCTION AGREEMENT" shall mean that certain Construction Agreement dated of even date herewith between BP, Mardi Gras, GTM and CHOPS.

         "CONTRACT QUARTER" shall mean a consecutive three (3) month period. The first such Contract Quarter shall begin with the month that production commences from the first of the Dedicated Leases to commence production and ends at the beginning of the next calendar quarter.

         "CRUDE OIL" shall mean the liquid hydrocarbon production from wells, or a blend of such, in its natural form, not having been enhanced or altered in any manner or by any process, other than those processes that normally occur on an offshore production facility, that would result in misrepresentation of its true value for adaptability to refining as a whole Crude Oil.

         "DAY" shall mean a period of twenty-four (24) consecutive hours, beginning and ending at 7:00 AM (CST).

         "DEDICATED LEASES" shall mean the (i) Initial Dedicated Leases, as described on Exhibit "A", and (ii) leases underlying other offshore fields that UNOCAL has the right to dedicate to this Purchase and Sale Agreement pursuant to
Article IV. hereof, and which shall be added to Exhibit "A".

         "DEDICATED PRODUCTION" shall mean the first volumes of Crude Oil produced from the Dedicated Leases up to the applicable UNOCAL MDQ that are (i) owned by UNOCAL (or its successors or assigns, and/or (ii) with respect to royalty volumes of Crude Oil owned and/or taken in kind by the Minerals Management Service, controlled by UNOCAL.

         "DELIVERY POINT(S)" shall mean the following points where CHOPS shall deliver Crude Oil to UNOCAL (its designee(s)): BP Products North America Inc.'s ("BP Products") Texas City Refinery, TEPPCO Seaway Terminal ("Seaway") at Texas City, Sun Marine Terminal ("Sun") in Nederland, UNOCAL Pipeline Company's Beaumont Terminal ("Unocal Pipeline"). Deliveries to all Delivery Points shall be through a direct connection" with Cameron Highway and such Delivery Point.

         "DISPUTE(S)" shall have the meaning ascribed to such term in Article XXVI.a. hereof.

         "EFFECTIVE DATE" shall have the meaning ascribed to it in the preamble to this Purchase and Sale Agreement.

         "EPFS" shall mean El Paso Field Services, L.P., a Delaware limited partnership.

         "EPN" shall mean El Paso Energy Partners, L.P., a Delaware limited partnership, predecessor to GTM.

         "EXCESS PRODUCTION" shall mean Crude Oil produced from the Dedicated Leases in excess of the Dedicated Production that is (i) owned by UNOCAL (or its successor or assigns), and/or (ii) with respect to royalty volumes of Crude Oil owned and/or taken in kind by the Minerals Management Service, controlled by UNOCAL. Such Excess Production is not required to be delivered or sold to Cameron Highway under the terms of this Purchase and Sale Agreement.

         "FERC" shall have the meaning ascribed to it in Article IX hereof.

         "FINANCIALLY CAPABLE ENTITY" shall have the meaning ascribed to it in
Article XXII.a.i.(C).

         "FIRM" shall mean not subject to interruption or curtailment except in the event of Force Majeure or as provided in Article X.b hereof.

         "FORCE MAJEURE" shall have the meaning set forth in Article XXV.

         "FULLY OPERATIONAL" shall mean that the Cameron Highway pipeline system, including all Delivery Point(s), is completed, active and operational such that it is capable of receiving all Dedicated Production at the Receipt Point(s) and delivering an equivalent volume of Crude Oil at the Delivery Point(s).

         "GTM" shall mean GulfTerra Energy Partners, L.P., a Delaware limited partnership, and successor to EPN.

         "GTM SUB" shall have the meaning ascribed to it in Article
XXII.a.i.(A).

         "GB 72" shall mean the existing platform owned by GTM located in Garden Banks Block 72, Gulf of Mexico.

         "HOLSTEIN" shall mean Green Canyon Blocks 644 and 645, Gulf of Mexico.

         "INITIAL DEDICATED LEASES" shall mean the leases underlying Mad Dog.

         "INITIAL RECEIPT POINT" shall mean the Receipt Point between the Caesar System and Cameron Highway on SS 332, specifically the insulating flange located immediately upstream of the custody transfer meter located on SS 332.

         "INTERCONNECT AGREEMENT" shall mean that certain Offshore Facilities Interconnection, Construction and Operating Agreement dated of even date herewith between Caesar, Manta Ray Gathering Company, L.L.C., GTM and CHOPS.

         "MAD DOG" shall mean Green Canyon Blocks 738, 739, 781, 782, 783, 825, 826 and 827, Gulf of Mexico.

         "MARDI GRAS" shall mean Mardi Gras Transportation System Inc., a Delaware corporation.

         "MMBTU" shall mean one million (1,000,000) BTUs.

         "MOU" shall mean that certain Cameron Highway Memorandum of Understanding between EPN and UNOCAL effective February 12, 2002.

         "NON-SUBMITTING PARTY" shall have the meaning ascribed to such term in
Article XXVI.a.

         "OCSLA" shall mean the Outer Continental Shelf Lands, Act (43 U.S.C.Sections 1331 et seq.) as in effect on February 12, 2002, the Effective Date of the MOU.

         "OPERATIONAL" shall mean that the Cameron Highway pipeline system is active and operational such that it is capable of receiving all Dedicated Production at the Receipt Point(s) and delivering an equivalent volume of Crude Oil to one (1) or more of the Delivery Point(s).

         "PARTY OR PARTIES" shall have the meanings ascribed to such terms in the preamble to this Purchase and Sale Agreement.

         "PORT ARTHUR LATERAL" shall mean the twenty-four inch (24") pipeline segment from HI A-5 "C" to the Sun and Unocal Pipeline Delivery Points, with an initial capacity of 350,000 BOPD expandable to 400,000 BOPD.

         "POSEIDON" shall mean Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company.

         "POSEIDON PIPELINE" shall mean the crude oil pipeline system owned by Poseidon that consists of (i) 117 miles of pipeline extending from the GB 72 to SS 332, (ii) 122 miles of pipeline extending from SS 332 to Houma, Louisiana,
(iii) 32 miles of pipeline extending from Ewing Bank Block 873 to South Timbalier Block 212, and (iv) 17 miles of pipeline extending from Garden Banks Block 260 to South Marsh Island Block 205, as such pipeline system may be modified or extended. Poseidon Pipeline is operated by GTM.

         "PSIA" shall mean pounds per square inch absolute.

         "PSIG" shall mean pounds per square inch gauge.

         "RECEIPT POINT(S)" shall mean the point(s) including, without limitation, the Initial Receipt Point, where CHOPS shall receive and purchase Crude Oil from UNOCAL.

         "REQUIRED COMMENCEMENT DATE" shall have the meaning ascribed to such term in Article XI.c hereof.

         "SS 332" shall mean either (i) a new platform to be located in Ship Shoal Block 332, Gulf of Mexico and to be constructed, installed and owned by CHOPS; or (ii) the existing platform owned by Atlantis Offshore, LLC located in Ship Shoal Block 332, Gulf of Mexico, as determined pursuant to the Interconnect Agreement.

         "ST 301" shall mean the platform owned by Shell Offshore Inc. located in South Timbalier Block 301, Gulf of Mexico.

         "SUBMITTING PARTY" shall have the meaning ascribed to such term in
Article XXVI.a hereof.

         "TEXAS CITY LATERAL" shall mean the twenty-four inch (24") pipeline segment from HI A-5 "C" to the Seaway and Amoco Oil Delivery Points, with an initial capacity of 350,000 BOPD expandable to 400,000 BOPD.

         "TRANSACTION" shall have the meaning ascribed to such term in the preamble to this Purchase and Sale Agreement.

         "UNOCAL" shall mean Union Oil Company of California a California corporation.

         "UNOCAL CORP SUB" shall have the meaning ascribed to it in Article XXII.b.ii.

         "UNOCAL GROUP" shall mean UNOCAL and its affiliates, subsidiaries, co-working interest owners, members and joint venturers and the respective employees, officers, directors, representatives, agents, contractors and subcontractors of each.

         "UNOCAL MDQ" shall mean the maximum daily quantity of Dedicated Production CHOPS is required to accept and purchase from UNOCAL on a Firm basis at the Receipt Point(s) each Day, as further described in this Purchase and Sale Agreement.

         "UNOCAL PRODUCTION" shall mean Dedicated Production and Excess Production, collectively.

                                   ARTICLE I.

                         CONSTRUCTION OF CAMERON HIGHWAY

CHOPS shall construct and install Cameron Highway pursuant to the Construction Agreement and allow connection with the Caesar System as provided in the Interconnect Agreement.

                                   ARTICLE II.

                           CHOPS PURCHASE FROM UNOCAL

         a. CHOPS agrees to receive and purchase on a Firm basis, all Dedicated Production delivered by UNOCAL at the Receipt Point(s). If requested by UNOCAL, CHOPS shall receive and purchase Excess Production on an interruptible basis to the extent capacity is available on Cameron Highway. Unless another Receipt Point is mutually agreed to by the Parties, the UNOCAL Production from the Initial Dedicated Leases shall be received and purchased by CHOPS at the Initial Receipt Point. UNOCAL shall be responsible for costs to deliver its Crude Oil, including UNOCAL Production, to the Initial Receipt Point.

         b. UNOCAL shall have the right to add Receipt Point(s) in the future at locations on Cameron Highway for the receipt of Crude Oil owned by UNOCAL and produced from leases other than the Initial Dedicated Leases, provided that UNOCAL and CHOPS agree upon the terms and conditions of an interconnect agreement outlining the design, construction, responsibilities and reimbursements for the facilities, and there is available capacity on Cameron Highway.

                                  ARTICLE III.

                              CHOPS SALE TO UNOCAL

         a. CHOPS shall sell and deliver to UNOCAL, and UNOCAL shall receive and purchase from CHOPS, on a Firm basis, at the Delivery Point(s) and, as applicable, the Additional Delivery Points, Crude Oil equivalent in volume to the volume delivered by UNOCAL to CHOPS at the Receipt Point(s) pursuant to
Article II. adjusted for pipeline loss or gain allowance as described in Article XIII hereof. CHOPS shall be responsible for the costs to deliver the Crude Oil from the Receipt Point(s) to the Delivery Point(s) and, as applicable, Additional Delivery Points. UNOCAL will negotiate in good faith and in a timely manner with CHOPS to establish a Cameron Highway delivery point at UNOCAL Pipeline Company's Beaumont Terminal under commercially reasonable terms. CHOPS shall be responsible for the design, cost, construction and installation of the twenty-four inch (24") pipeline to UNOCAL Pipeline Company's Beaumont Terminal.

                                   ARTICLE IV.

                            DEDICATION OF PRODUCTION

         a. UNOCAL hereby dedicates the Dedicated Production produced from the Initial Dedicated Leases to Cameron Highway. Except as otherwise expressly provided in this Purchase and Sale Agreement, such dedication shall be for the commercial life of production from the Initial Dedicated Leases. UNOCAL reserves the rights and quantities of Dedicated Production sufficient to satisfy the following: the right to deliver royalty oil in kind to lessors of the Dedicated Leases; the right to process such Dedicated Production prior to delivery to CHOPS by the use of such processes that normally occur on an offshore production facility; the right to operate the Dedicated Leases free from any control by CHOPS, including without limitation, the right (but not the obligation) to drill new wells, to repair and rework old wells, to shut in wells, plug and abandon wells and to relinquish any or all of the Dedicated Leases in whole or in part; and the right to use such Dedicated Production for pipeline fill on Cameron Highway and the Caesar System.

         b. Except as otherwise expressly provided in this Purchase and Sale Agreement, the foregoing dedication of the Initial Dedicated Leases by UNOCAL shall be an interest running with the land and shall be binding upon the successors and assigns of UNOCAL. The Parties agree to promptly execute and file a memorandum of agreement and recordable agreement in the form of Exhibit "D", together with all documents in the chain of title (including applicable leases and assignments of interests) for the Dedicated Leases, with the MMS and in the county and parish records of the appropriate jurisdictions.

         c. Subject to available capacity on Cameron Highway, UNOCAL shall have the right to dedicate Crude Oil produced from other offshore leases it owns an interest in under this Purchase and Sale Agreement. At UNOCAL's request, such other leases in which UNOCAL owns an interest and dedicates to this Purchase and Sale Agreement within a period of ten (10) years from the date of initial delivery by CHOPS of Dedicated Production to a Delivery Point or Additional Delivery Point, as applicable, hereunder shall receive the same terms and conditions applicable to the Initial Dedicated Leases. Such dedication shall be for the commercial life of production from such Dedicated Leases. The Parties agree that the rights granted to UNOCAL under this Article IV.c. shall be rights granted only to, and exercisable by, UNOCAL (and not to permitted assignees of UNOCAL ); provided, however, that to the extent Crude Oil from other offshore leases is dedicated hereunder pursuant to the terms of this Article IV.c. prior to a permitted assignment by UNOCAL of an interest in such Dedicated Leases, then following such permitted assignment, such Dedicated Production shall continue to receive the same terms and conditions as were applicable to such Dedicated Production prior to such assignment; provided, that such assignment is treated in accordance with Article XXIV.

                                   ARTICLE V.

                         WARRANTY OF TITLE TO CRUDE OIL

         a. UNOCAL hereby represents and warrants that, it has good and marketable title and the right and authority to deliver to CHOPS, all Crude Oil to be delivered by UNOCAL to CHOPS at the Point(s) of Receipt hereunder. UNOCAL represents and warrants that all Crude Oil delivered by UNOCAL hereunder shall be free and clear of all liens, encumbrances and claims whatsoever and AGREES TO RELEASE, PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS CHOPS, its affiliates, and their officers, directors, employees, agents and representatives against all losses incurred by such party on account of any such liens, encumbrances and claims. UNOCAL hereby represents and warrants that, as of the date this Purchase and Sale Agreement is executed, UNOCAL owns the applicable working interest share in each of the Dedicated Leases as listed on Exhibit "A" hereof.

         b. CHOPS represents and warrants that it has the right and authority to deliver to UNOCAL at the Delivery Point(s) and Additional Delivery Points, all Crude Oil delivered to Unocal hereunder. CHOPS represents and warrants that all such Crude Oil from the time of receipt to the time of delivery by CHOPS shall be free and clear of all liens, encumbrances and claims whatsoever and AGREES TO RELEASE, PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS UNOCAL, its affiliates and their respective officers, directors, employees, agents and representatives against all losses incurred by such party on account of any such liens, encumbrances and claims.

                                   ARTICLE VI.

                            MAXIMUM DAILY QUANTITIES

         a. As early as reasonably practicable in order to provide CHOPS reasonable time to contract available space on Cameron Highway with third parties and affiliated exploration and production companies, but in no event later than five (5) Days prior to the first Day of each calendar month, UNOCAL shall give CHOPS written notice of the UNOCAL MDQ for the succeeding month, which shall equal one of the following UNOCAL MDQ levels:

                   i)       Level 1       -       12,500 BOPD

                   ii)      Level 2       -       10,000 BOPD

                   iii)     Level 3       -        7,500 BOPD

         Such minimum five (5) Day notice period may be changed with the agreement of UNOCAL and CHOPS based on safety or environmental concerns or the final Cameron Highway nomination deadline. Notwithstanding the foregoing and subject to the terms of this Purchase and Sale Agreement, CHOPS shall be obligated to receive and purchase from UNOCAL a minimum volume of Dedicated Production up to the applicable UNOCAL MDQ.

         b. If on any Day, UNOCAL does not deliver Dedicated Production to Cameron Highway equal to the applicable UNOCAL MDQ selected by UNOCAL pursuant to Article VI.a. above, CHOPS shall have the right to utilize such unused capacity on a fully interruptible basis.

         c. Dedicated Production delivered to the Receipt Point(s) by UNOCAL that is produced from Dedicated Leases other than the Initial Dedicated Leases shall be credited against the applicable UNOCAL MDQ so long as deliveries by UNOCAL have not exceeded the applicable UNOCAL MDQ at the time such additional Dedicated Production is delivered to the Receipt Point(s) and there is UNOCAL MDQ capacity available because UNOCAL does not have the production available from the Initial Dedicated Leases to fulfill its UNOCAL MDQ obligations.

         d. UNOCAL shall have the right to deliver Crude Oil that has not been dedicated to this Purchase and Sale Agreement to the Receipt Point(s), and if capacity on Cameron Highway is available, UNOCAL shall have the right to require CHOPS to enter into an interruptible purchase and sale arrangement for such Crude Oil with differentials no greater than those contained in Article
XII. The right to deliver Crude Oil that has not been dedicated to this Purchase and Sale Agreement and receive differentials no greater than those contained in
Article XII. shall be a right granted only to, and exercisable by, UNOCAL (and not to permitted assignees of UNOCAL); provided, however, that to the extent an interruptible purchase and sale arrangement for such Crude Oil is entered into pursuant to this Article VI.e prior to a permitted assignment by UNOCAL of an interest in such Crude Oil, then following such permitted assignment, such Crude Oil shall continue to receive the same differentials under such interruptible purchase and sale arrangement as were applicable to such interruptible purchase and sale arrangement prior to such assignment; provided, that such assignment is treated in accordance with Article XXIV.

         e. Except as provided in Article VIII. hereof, CHOPS shall not enter into any firm purchase and sale arrangements if such arrangements would reasonably be expected by a reasonable and prudent operator to jeopardize the ability of such operator to accept and purchase, on a Firm basis, the volume of Crude Oil equivalent to Level 1 of the UNOCAL MDQ levels set forth in Article VI.a. above, at the Receipt Point(s) from UNOCAL hereunder.

         f. At UNOCAL's request, CHOPS shall provide UNOCAL then current and up-to-date information regarding the aggregate contracted firm and interruptible throughput of Cameron Highway.

                                  ARTICLE VII.

                             INCREASE IN UNOCAL MDQ

         a. Notwithstanding anything to the contrary contained herein, at UNOCAL's request (to be accompanied by supporting data reasonably satisfactory to CHOPS) and to the extent capacity is available on Cameron Highway, CHOPS shall increase (i) Level 1 of the UNOCAL MDQ Levels set forth in Article VI.a. to any amount less than or equal to 15,000 BOPD, and the remaining two (2) Levels of the UNOCAL MDQ Levels shall remain unchanged, and (ii) to the extent UNOCAL requests that Level 1 of the UNOCAL MDQ Levels be increased in excess of 15,000 BOPD, all of the remaining two (2) Levels of the UNOCAL MDQ Levels shall be increased by the same amount that the increase in Level 1 exceeds 15,000 BOPD. Upon such increase in the applicable Level(s) of the UNOCAL MDQ Levels, CHOPS shall be obligated to receive and purchase Dedicated Production at the Receipt Point(s) at such increased Levels and sell the equivalent volume of Crude Oil to UNOCAL (as provided in Article III.a. above) at the Delivery Point(s) and Additional Delivery Points, all on a Firm basis as provided in this Purchase and Sale Agreement. The terms related to an increase in UNOCAL MDQ, and the rights related thereto, shall be rights granted only to, and exercisable by, UNOCAL (and not to permitted assignees of UNOCAL); provided, however, that to the extent an increase in any UNOCAL MDQ Level has occurred pursuant to this
Article VII.a. prior to a permitted assignment by UNOCAL of an interest in the Dedicated Leases and/or Dedicated Production, such increase in UNOCAL MDQ Level(s) shall continue in effect following such permitted assignment provided that such assignment and the allocation of such MDQ amounts are treated in accordance with Article XXIV.

         b. In addition, subject to Article VII.c. below, it is agreed by UNOCAL and CHOPS that in the event UNOCAL has delivered Crude Oil equivalent to the applicable UNOCAL MDQ and wishes to deliver Dedicated Production from Dedicated Leases other than the Initial Dedicated Leases, then upon the dedication of such other Dedicated Leases, CHOPS shall increase Level 1 of the UNOCAL MDQ Levels set forth in Article VI.a. in order to accommodate such additional Dedicated Production; provided, that in no event shall Level 1 exceed 15,000 BOPD unless all remaining two (2) Levels of the UNOCAL MDQ Levels are increased by the same volume as the amount Level 1 was increased in excess of 15,000 BOPD.

         c. In the event capacity on Cameron Highway is not available for CHOPS to receive and purchase Crude Oil at such increased UNOCAL MDQ Levels as requested by UNOCAL in accordance with Article VII.a. and Article VII.b above, CHOPS shall not unreasonably refuse to expand Cameron Highway to accommodate such additional volumes of Dedicated Production, provided such expansion is commercially reasonable and economically viable for Cameron Highway in CHOPS' sole discretion. CHOPS shall demonstrate such non-viability of such expansion to UNOCAL if CHOPS determines that such expansion of Cameron Highway is not commercially reasonable and/or economically viable for Cameron Highway. In such event, CHOPS and UNOCAL shall use good faith efforts to jointly develop a transaction that is commercially reasonable and economically viable for Cameron Highway and UNOCAL.

                                  ARTICLE VIII.

                             REDUCTION IN UNOCAL MDQ

         a. In the event there has not been an increase, in accordance with Article VII. above, in Level 1 of the UNOCAL MDQ Levels resulting in Level 1 being greater than 12,500 BOPD, CHOPS shall have the right to request that UNOCAL reduce, temporarily or permanently, all three (3) Levels of the UNOCAL MDQ Levels set forth in Article VI.a. above so long as each of the conditions precedent contained in Article VIII.a. below have been satisfied:

                  i.       Conditions Precedent:

                           (A) Forty-eight (48) calendar months must have elapsed since the date of the first receipts and purchase of Dedicated Production from UNOCAL by CHOPS on Cameron Highway;

                           (B) Except for reasons of Force Majeure or the failure of CHOPS for any reason to receive and purchase all volumes of Crude Oil delivered by UNOCAL at the Receipt Point(s), UNOCAL has not utilized a minimum of 85% of Level 1 of the UNOCAL MDQ Levels for at least nine (9) of the immediately preceding twelve (12) calendar months;

                           (C) CHOPS can demonstrate to the reasonable satisfaction of UNOCAL that CHOPS has received a bona fide request from any party, for a firm purchase and sale arrangement on Cameron Highway and such request includes a life of lease dedication by such party with respect to all leases from which Crude Oil subject to such arrangement will be produced (a "BONA FIDE REQUEST");

                           (D) UNOCAL is unable to demonstrate to CHOPS (with data that reasonably supports such contention) that UNOCAL has or will have the ability to consistently deliver to the Receipt Point(s) Crude Oil equivalent to Level 1 of the UNOCAL MDQ Levels set forth in Article VI.a. above during the immediately following twelve (12) month period taking into consideration (i) the then current level of Dedicated Production actually being produced from the Dedicated Leases, and (ii) any volumes of Crude Oil that will become Dedicated Production that UNOCAL reasonably anticipates will be produced from the Dedicated Leases or from leases that UNOCAL reasonably anticipates to develop and dedicate to the Purchase and Sale Agreement (as provided in Article IV. hereof), within the immediately following twelve (12) months; provided that UNOCAL reasonably believes the field will be developed; and

                           (E) CHOPS has demonstrated to the reasonable satisfaction of UNOCAL that CHOPS has diligently and in good faith requested reductions in maximum daily quantities on a pro rata basis, from all other parties with firm purchase and sale arrangements on Cameron Highway that are not utilizing their MDQ, and (b) CHOPS still cannot fulfill the Bona Fide Request.

                  ii.      If each of the conditions precedent contained in
         Article VIII.a.i. above have been satisfied, each of the three (3) Levels of the UNOCAL MDQ Levels shall be reduced by an amount equal to the minimum amount required to fulfill such Bona Fide Request; provided, that in no event shall the reduction in Level 1 of the UNOCAL MDQ Levels reduce such Level 1 lower than 110% of the sum of (x) the then current amount of Dedicated Production being produced, plus (y) any additional Crude Oil that will become Dedicated Production that UNOCAL reasonably anticipates will be produced from the Dedicated Leases or from leases that UNOCAL reasonably anticipates it will dedicate in the future to the Purchase and Sale Agreement as provided in Article IV. hereof in the immediately following twelve (12) month period. CHOPS shall demonstrate to the reasonable satisfaction of UNOCAL that the reduction in the three (3) UNOCAL MDQ Levels satisfies this Article VIII.a. The differentials set forth in Article XII.a. hereof for the UNOCAL MDQ Levels shall remain applicable following any reduction in such levels as provided in this Article VIII.a.

         b.       In the event there has been an increase, in accordance with
Article VII. above, in Level 1 of the UNOCAL MDQ Levels resulting in Level 1 being greater than 12,500 BOPD, CHOPS shall have the right to request that UNOCAL reduce, temporarily or permanently, Level 1 of the UNOCAL MDQ Levels so long as CHOPS can demonstrate to the reasonable satisfaction of UNOCAL that CHOPS has received a bona fide request from any party for a firm purchase and sale arrangement on Cameron Highway. If CHOPS has received such a bona fide request, and CHOPS requests that UNOCAL reduce Level 1 of the UNOCAL MDQ Levels, UNOCAL shall elect to either (i) reduce Level 1 of the UNOCAL MDQ Levels by an amount equal to the lesser of (x) the amount required to fulfill such third party request or (y) the amount of the then current Level 1 that is in excess of 12,500 BOPD, or (ii) maintain the then current amount of Level 1 of the UNOCAL MDQ Levels and increase each of Levels 2 through 3 by an amount equal to the amount of Barrels that were required to fulfill such request. The differentials set forth in Article XII.a. Levels 1 through 3 of the UNOCAL MDQ Levels shall remain applicable following any reduction in such Level(s) as provided in this
Article VIII.b.

         c.       In the event there has been an increase, in accordance with
Article VII. above, in Level 1 of the UNOCAL MDQ Levels resulting in Level 1 being greater than 12,500 BOPD, CHOPS shall have the right to request that UNOCAL reduce, temporarily, Level 1 of the UNOCAL MDQ Levels so long as CHOPS can demonstrate to the reasonable satisfaction of UNOCAL that CHOPS has received a bona fide request from any party or for an interruptible purchase and sale arrangement not to exceed three (3) calendar months on Cameron Highway. If CHOPS has received such a request, and CHOPS requests that UNOCAL reduce Level 1 of the UNOCAL MDQ Levels, UNOCAL shall elect to either (i) reduce Level 1 of the UNOCAL MDQ Levels for such interruptible arrangement period (not to exceed three (3) calendar months) by an amount equal to the lesser of (x) the amount required to fulfill such request or (y) the amount of the then current Level 1 that is in excess of 12,500 BOPD, or (ii) maintain the then current amount of Level 1 of the UNOCAL MDQ Levels and, for the duration of the proposed interruptible arrangement period (not to exceed three (3) calendar months), increase Levels 2 through 3 by an amount equal to the amount of Barrels that were required to fulfill such request. The differentials set forth in Article XII.a. for Levels 1 through 3 of the UNOCAL MDQ Levels shall remain applicable following any reduction in such Level(s) as provided in this Article VIII.c. At the end of such interruptible arrangement period (not to exceed three (3) calendar months), all Levels of the UNOCAL MDQ Levels shall automatically revert to their respective volumetric levels effective on the date immediately preceding such reduction.

         d. With respect to all potential reductions in the UNOCAL MDQ Levels described in this Article VIII., in the event CHOPS has not entered into a valid, binding and effective firm or interruptible, as the case may be, purchase and sale arrangement with such requesting party effectuating the request within sixty (60) Days of the effective date of the reduction of the applicable UNOCAL MDQ Level(s), then all such UNOCAL MDQ Levels will automatically revert to their respective volumetric levels effective on the date immediately preceding such reduction.

                                   ARTICLE IX.

                       CAMERON HIGHWAY REGULATAORY STATUS

         Regardless of the ultimate regulatory status of Cameron Highway, subject to the terms contained in this Purchase and Sale Agreement and the Construction Agreement, CHOPS shall construct and install Cameron Highway. If CHOPS is unable for any reason to establish and maintain the Cameron Highway system as a private pipeline system, the Parties agree that in lieu of this Purchase and Sale Agreement, they shall enter into a form of agreement under which CHOPS shall effectuate receipt at the Receipt Point(s) and delivery to the Delivery Points and Additional Delivery Points of (i) Dedicated Production, subject to applicable law, on a Firm basis, and (ii) Excess Production and other non-dedicated Crude Oil, on an interruptible basis, as provided in this Purchase and Sale Agreement, attempting to preserve as many of the terms and conditions contained in this Purchase and Sale Agreement as possible, and on the same economic basis for UNOCAL and CHOPS as agreed to in this Purchase and Sale Agreement. Without limiting the terms of the foregoing sentence, the Parties further agree that to the extent the Federal Energy Regulatory Commission ("FERC") requires a pro rata allocation of firm capacity on Cameron Highway under OCSLA, the terms of Articles XI.a.ii. and XI.d. shall apply. UNOCAL agrees that it will not support, or take any action, or commence or participate in support of any proceeding before any court or governmental authority, seeking
(i) pro rata allocation of firm capacity on Cameron Highway pursuant to, without limitation, the OCSLA, (ii) to have Cameron Highway determined to be subject to the jurisdiction of any governmental authority, or (iii) to challenge the lawfulness or reasonableness of any of the fee differentials or other rates contained herein.

                                   ARTICLE X.

                    CURTAILMENT PRIORITIES ON CAMERON HIGHWAY

         a. CHOPS shall not oversubscribe the capacity on Cameron Highway so that firm purchase and sale arrangements would reasonably be expected by a reasonable and prudent operator to be curtailed. However, if it becomes necessary to curtail Crude Oil on Cameron Highway, as provided in this Purchase and Sale Agreement, CHOPS shall curtail in the following order: (i) all interruptible Crude Oil arrangements shall be curtailed on a pro rata basis, and completely curtailed if necessary to fulfill all firm purchase and sale arrangements, and (ii) after all interruptible Crude Oil arrangements are curtailed as provided in (i) above if it is apparent that such curtailment is not sufficient to enable CHOPS to fulfill all firm purchase and sale arrangements, such Crude Oil subject to firm purchase and sale arrangements shall be curtailed pro rata based on the then effective maximum daily quantities of all valid firm purchase and sale arrangements. CHOPS shall use commercially reasonable efforts to minimize the time period of any curtailments of Dedicated Production.

         b. The Parties agree that CHOPS may temporarily curtail purchases of Dedicated Production due to routine operations and maintenance on Cameron Highway; provided that, CHOPS shall exercise reasonable diligence to schedule routine operations and maintenance so as to as nearly as possible avoid service interruptions and shall not schedule such operations during periods of peak demand. To the extent known by CHOPS, CHOPS shall notify UNOCAL in writing of the routine operations and maintenance projects that CHOPS has planned for each upcoming year, and shall immediately notify UNOCAL of any unplanned routine operations and maintenance projects. For the duration of any actual curtailment of any Dedicated Production, Unocal shall have the right to sell any quantities of Dedicated Production curtailed pursuant to this Article X.b. on other pipelines and incur no penalties hereunder; provided, however, Unocal shall recommence delivery of any such curtailed Dedicated Production to Cameron Highway hereunder within ten days (10) of notification from CHOPS.

         c. To the extent that nominations for Crude Oil on either the Port Arthur or the Texas City Lateral exceed the capacity on such lateral, CHOPS shall curtail Crude Oil on such affected lateral in the following order: (i) all interruptible Crude Oil arrangements on such lateral shall be curtailed on a pro rata basis, and completely curtailed if necessary to fulfill all firm purchase and sale arrangements on such lateral, and (ii) after all interruptible Crude Oil arrangements on such lateral are curtailed as provided in subsection (i) of this Article X.c., if it is apparent that such curtailment is not sufficient to enable CHOPS to fulfill all firm purchase and sale arrangements on such lateral, such Crude Oil subject to firm purchase and sale arrangements on such lateral shall be curtailed pro rata based on the then effective maximum daily quantities of all valid firm purchase and sale arrangements on such lateral. In the event of such a curtailment, the curtailed volumes will nominated for redelivery via the other lateral subject to available capacity. Further, if such allocation of capacity continues for a period of one hundred eighty (180) consecutive Days, then within the following sixty (60) Days, CHOPS shall initiate a plan to expand the capacity of either the Port Arthur Lateral or the Texas City Lateral; provided, that such expansion is commercially reasonable and economically viable for Cameron Highway in CHOPS' sole reasonable discretion. Such plan shall be implemented within one hundred eighty (180) Days after the expiration of the sixty (60) Day period referenced above.

                                   ARTICLE XI.

                         RELEASE OF DEDICATED PRODUCTION

         a. Certain quantities of Dedicated Production shall be temporarily released from dedication under this Purchase and Sale Agreement in accordance with the following:

                  i. In the event the Cameron Highway Completion Date has not occurred by the commencement of production from one or more of the Dedicated Leases, then the quantities of Dedicated Production that CHOPS is unable to receive and purchase shall be temporarily released;

                  ii. If at any time during the terms of this Purchase and Sale Agreement, (x) the FERC requires a pro rata allocation of firm capacity on Cameron Highway under the OCSLA, or (y) CHOPS curtails Crude Oil on Cameron Highway as a direct response to a claim or threatened claim of any party under the OCSLA; then the Parties agree that to the extent such pro rata allocation results in CHOPS not being able to receive and purchase all of the Dedicated Production delivered by UNOCAL at the Receipt Point(s) and sell and deliver an equivalent volume of Crude Oil at the Delivery Point(s) and Additional Delivery Points, then quantities of Dedicated Production that CHOPS is unable to receive and purchase shall be temporarily released; and

                  iii. In the event that UNOCAL at any time attempts to deliver to Cameron Highway any quantity of the Dedicated Production, and, other than for reasons described in Articles XI.a.i. and XI.a.ii. above or a breach by UNOCAL of this Purchase and Sale Agreement, CHOPS fails to receive and purchase from UNOCAL all of such quantity, then the quantity of Dedicated Production that CHOPS is unable to receive and purchase shall be temporarily released.

         b. Each of the following shall apply to any temporary release of Dedicated Production pursuant to Article XI.a. above:

                  i. Except as otherwise provided in this Article XI., UNOCAL shall have no obligations under this Purchase and Sale Agreement with respect to such temporarily released quantities of Dedicated Production during the applicable temporary release period described in
         Article XI.b.iv. below.

                  ii. UNOCAL shall have the right to deliver and/or sell such temporarily released quantities of Dedicated Production to any other Crude Oil pipelines without penalty hereunder and with no liability to CHOPS except as expressly provided in the following
         Article XI.b.iii;, provided that CHOPS shall be under no obligation to expend any funds to facilitate such deliveries to other Crude Oil pipelines.

                  iii. Except as set forth in the immediately following sentence, Article XI.g. below shall not apply to such temporarily released quantities of Dedicated Production, and in no event shall UNOCAL be obligated to compensate CHOPS for any such temporarily released quantities of Dedicated Production delivered to alternative pipelines. However, notwithstanding the foregoing, to the extent any quantity of Dedicated Production is temporarily released pursuant to the terms of Article XI.a.iii. above for reasons of the failure of the Dedicated Production to meet the quality specifications contained in Exhibit "E", and UNOCAL diverts all or part of such temporarily released quantity to another pipeline, then such temporarily released and diverted quantity of Dedicated Production shall be treated as if UNOCAL, in its sole discretion, elected to divert such quantity of Dedicated Production to the other pipeline(s) pursuant to the terms of
         Article XI.g., and in such case, UNOCAL shall pay CHOPS the differential described in Article XI.g.

                  iv.      (x)      In the event of a temporary release of
         Dedicated Production pursuant to Article XI.a.i. or XI.a.ii., CHOPS shall give UNOCAL ten (10) Days prior written notice of the effective date on which CHOPS is able to receive and purchase the temporarily released volumes of Dedicated Production tendered by UNOCAL at the Receipt Point(s) and sell and deliver an equivalent volume of Crude Oil at the Delivery Point(s) and Additional Delivery Points. Upon receipt by UNOCAL of such notice, such temporary release shall continue no longer than the remainder of the calendar month in which UNOCAL receives such written notice and the succeeding calendar month. UNOCAL shall commence deliveries to Cameron Highway of all volumes of Dedicated Production that were previously released, that CHOPS is then able to receive and purchase immediately upon the termination of the period described in the immediately preceding sentence.

                           (y) (A.) In the event of temporary release of Dedicated Production pursuant to Article XI.a.iii., if such temporary release has been in effect for fewer than twenty
                  (20) consecutive Days, CHOPS shall give UNOCAL forty-eight
                  (48) hours prior written notice of the effective date on which CHOPS is able to receive and purchase any portion of the temporarily released volumes of Dedicated Production tendered by UNOCAL at the Receipt Point(s) and sell and deliver an equivalent volume of Crude Oil at the Delivery Point(s) and Additional Delivery Points. Upon receipt of such notice by UNOCAL, such temporary release shall continue no longer than forty-eight (48) hours following such notice. UNOCAL shall commence deliveries to Cameron Highway of all volumes of Dedicated Production that were previously released, that CHOPS is then able to receive and purchase, immediately upon the termination of the period described in the immediately preceding sentence.

                           (B.)     In the event of a temporary release of
                  Dedicated Production pursuant to Article XI.a.iii., if such temporary release has been in effect for twenty (20) or more consecutive Days, the notice provisions and the timing of the termination of the temporary release shall be in accordance with Article XI.b.iv.x. above.

         c.       i.       In the event the Cameron Highway Completion Date has
not occurred by 12:01 AM on August 15, 2004, as such date may be adjusted pursuant to Article XI.h. below, (the "Required Commencement Date"), with respect to Dedicated Production temporarily released pursuant to Article XI.a.i. above, subject to Article XI.f., then CHOPS shall pay UNOCAL, as liquidated damages, $0.63 per Barrel for all such temporarily released quantities of Dedicated Production delivered and/or sold by UNOCAL to alternative Crude Oil Pipelines during the period commencing on the Required Commencement Date and extending until the Cameron Highway Completion Date:.

                  ii. In the event the Cameron Highway Completion Date has not occurred by the Required Commencement Date, subject to Article XI.f., then CHOPS shall pay UNOCAL, as liquidated damages, the following amounts per Barrel of Dedicated Production received and purchased by CHOPS at the Receipt Point(s) and redelivered to UNOCAL hereunder during the period commencing on the Required Commencement Date and extending until the Cameron Highway Completion
         Date:

                           x.       $0.50 per Barrel to the extent that
                  deliveries of Dedicated Production to UNOCAL can be made by CHOPS at only one (1) of the Delivery Point(s), except to the extent that one (1) Delivery Point is BP Products Texas City Refinery ("BP Products Refinery") and UNOCAL does not actually utilize the BP Products Refinery Delivery Point, in which case such damages amount shall be $0.63 per Barrel, or

                           y.       $0.35 per Barrel to the extent that
                  deliveries of Dedicated Production to UNOCAL can be made by CHOPS at only two (2) of the Delivery Point(s), except to the extent that one (1) of the two Delivery Point(s) is the BP Products Refinery and UNOCAL does not actually utilize the BP Products Refinery Delivery Point, in which case such damages amount shall be $0.50 per Barrel, or

                           z.       $0.05 per Barrel to the extent that
                  deliveries of Dedicated Production to UNOCAL can be made by CHOPS at only three (3) of the Delivery Point(s), except to the extent that two (2) of such Delivery Point(s) are located in Port Arthur and one (1) of such Delivery Point(s) is the BP Products Refinery and UNOCAL does not actually utilize the BP Products Refinery Delivery Point, in which case such damages amount shall be $0.25 per Barrel.

         Notwithstanding anything contained in this Article XI.c.ii. to the contrary, if UNOCAL Pipeline Company's Beaumont Terminal is one of the available Delivery Point(s) specified in Articles XI.c.ii.x, XI.c.ii.y, and XI.c.ii.z, the liquidated damages amounts specified in Articles XI.c.ii.x, XI.c.ii.y, and XI.c.ii.z above shall be reduced by $0.10 per Barrel: provided, however, such liquidated damages amount shall not be less than $0.00. CHOPS shall not be obligated to pay liquidated damages to UNOCAL for temporarily released volumes of Dedicated Production that are delivered to alternative oil pipelines by UNOCAL prior to the Required Commencement Date. If CHOPS anticipates, in its sole reasonable judgment, that the Cameron Highway Completion Date will not occur by August 15, 2004, as adjusted pursuant to Article XI.h. below, CHOPS will provide UNOCAL written notice of same forty-five (45) days prior to the Cameron Highway Completion Date, as such date may be adjusted pursuant to
Article XI.h. below.

         d. With respect to Dedicated Production temporarily released pursuant to Article XI.a.ii above, subject to Article XI.f., CHOPS shall pay UNOCAL, as liquidated damages, (i) to the extent the then applicable UNOCAL MDQ Level is equal to or less than 12,500 BOPD, $0.63 per Barrel for all such temporarily released quantities of Dedicated Production delivered and/or sold by UNOCAL to alternative Crude Oil pipelines, and (ii) to the extent the then applicable UNOCAL MDQ Level is greater than 12,500 BOPD, (x) $0.63 per Barrel for any such temporarily released quantities that are within the first 12,500 BOPD of Dedicated Production produced on such Day that are delivered and/or sold by UNOCAL to alternative Crude Oil pipelines, or (y) no amount of liquidated damages for any such temporarily released quantities that are in excess of the first 12,500 BOPD of Dedicated Production produced on such Day that are delivered and/or sold by UNOCAL to alternative Crude Oil pipelines.

         e. With respect to Dedicated Production temporarily released pursuant to Article XI.a.iii. above, CHOPS shall not be liable to, or obligated to pay, UNOCAL any amounts with respect to such temporarily released quantities.

         f. Notwithstanding the terms of Articles XI.c. and XI.d., if UNOCAL has not commenced deliveries of Dedicated Production from the Mad Dog field to the Receipt Point(s) on or before August 15, 2004, then beginning August 15, 2004 and continuing until such date that deliveries of Dedicated Production from the Mad Dog field are received and purchased by CHOPS at the Receipt Point(s), CHOPS shall not be liable to or obligated to pay, UNOCAL any amounts of liquidated damages described in Articles XI.c. and XI.d. The rights to receive liquidated damages and other payments from CHOPS as described in this
Article XI. shall be rights granted only to, and exercisable by, UNOCAL (and not to permitted assignees of UNOCAL); provided, however that the rights to have Dedicated Production temporarily released shall be rights exercisable by UNOCAL and its permitted assignees. Notwithstanding anything to the contrary contained herein, the rights to have Dedicated Production temporarily released, to receive liquidated damages and other payments, and to receive the other rights expressly granted in this Article XI., shall be the sole and exclusive remedies (whether under contract or at law or equity) of UNOCAL with respect to any temporary release of Dedicated Production or related event.

         g. After the Cameron Highway Completion Date, UNOCAL in its sole discretion shall have the right to divert all or part of the Dedicated Production to other pipelines in lieu of delivery to Cameron Highway as provided in this Article XI.g. In such case, and except as expressly provided otherwise in this Purchase and Sale Agreement, UNOCAL shall pay CHOPS the differential that corresponds to the applicable UNOCAL MDQ Level for such diverted volumes of Dedicated Production. Notwithstanding anything to the contrary contained in this Purchase and Sale Agreement, this Article XI.g. shall not apply to (a) Excess Production or (b) except as provided in Article XI.b.iii, temporarily released Dedicated Production as provided in Article XI.a. above. UNOCAL is not obligated in any way to deliver or sell Excess Production to Cameron Highway. Such Excess Production may be delivered by UNOCAL to any Crude Oil pipeline at UNOCAL's sole discretion with no restriction or penalty.

         h. With respect to the term "Required Commencement Date," as such term is used throughout this Purchase and Sale Agreement, the Parties agree that the designated date of August 15, 2004, shall automatically be revised as follows; (i) such date shall be delayed on a Day for Day basis with the duration of any Force Majeure event(s) in excess of the first ninety (90) Days of Force Majeure event(s) occurring during the construction phase of Cameron Highway and
(ii) such date shall be delayed until production actually commences from the first of the Initial Dedicated Leases. In the event of anticipated delays in the date of first production from the Initial Dedicated Leases which would reasonably be expected to extend the Required Commencement Date, UNOCAL shall promptly notify CHOPS in writing of such anticipated delays and shall provide a revised Required Commencement Date. For purposes of this Purchase and Sale Agreement, the Required Commencement Date shall be deemed to be such revised date, as further revised by the foregoing terms of this Article XI.h.

                                  ARTICLE XII.

                           PRICE AND PRICE ADJUSTMENTS

         a. For each Barrel of Crude Oil delivered to the Receipt Point(s), (excluding pipeline loss allowance described in Article XIII below) CHOPS shall pay UNOCAL the Base Oil Price less a differential from the Receipt Point(s) to the Delivery Point(s) and the Additional Delivery Points per Barrel based on the then applicable UNOCAL MDQ Level selected by UNOCAL pursuant to
Article VI.a. above as set forth in the table below. During the term hereof, such differentials shall not be escalated for any reason.

                                     DIFFERENTIAL

   UNOCAL MDQ                        VOLUME UP TO        VOLUME IN EXCESS
     (BOPD)                           UNOCAL MDQ           OF UNOCAL MDQ
----------------                    -------------        ----------------
Level 1  - 12,500                     $0.95/Barrel         $0.95/Barrel

Level 2  - 10,000                     $1.06/Barrel         $0.95/Barrel

Level 3  -  7,500                     $1.24/Barrel         $0.95/Barrel

         b. UNOCAL shall pay CHOPS the Base Price for each Barrel delivered at the Delivery Point(s) and Additional Delivery Points. For pricing purposes, all Crude Oil delivered hereunder shall be deemed to have been delivered in equal daily quantities.

         c. With respect to Article XII.a. and Article XII.b. above, UNOCAL, at any time and from time to time, shall have the right to change the Base Oil Price to a Platt's indicator for southern Green Canyon crude for deliveries in Texas. UNOCAL shall give CHOPS sixty (60) Days prior written notice of such change. In the event UNOCAL elects to change the Base Oil Price as provided in this Article XII.c., UNOCAL and CHOPS shall settle any existing purchase and sale imbalance at such time pursuant to Article XXI. below.

         d. Any Crude Oil owned by and delivered to the Receipt Point(s) by UNOCAL and purchased by CHOPS on an interruptible basis shall be subject to the fee differentials contained in this Purchase and Sale Agreement applicable to Dedicated Production for a period of ten (10) years from the date of initial delivery by CHOPS of Crude Oil to a Delivery Point or Additional Delivery Point hereunder. The Parties agree that the rights granted to UNOCAL under this
Article XII.d shall be rights granted only to, and exercisable by, UNOCAL (and not to a permitted assignee of UNOCAL).

         e. During the term of this Purchase and Sale Agreement, in the event CHOPS either enters into a purchase and sale arrangement providing for firm maximum daily quantities with either BP or BHP, as working interest owners in the Holstein, Mad Dog and/or Atlantis fields, as applicable, or amends such agreement so that purchase and sale differentials for firm quantities for the Holstein, Mad Dog and/or Atlantis fields, as applicable, are lower than the corresponding differentials set forth in Article XII.a. of this Purchase and Sale Agreement, the differentials applicable to UNOCAL under this Purchase and Sale Agreement shall be decreased to such lowest differential for firm quantities received by BP and/or BHP, for Crude Oil delivered by UNOCAL from the Mad Dog field, for a term consistent with that term applicable to BP and/or BHP, as applicable, with respect to the lower differential for firm quantities; provided, however, that the Parties understand and agree that BP, BHP and UNOCAL each have different firm maximum daily quantity levels, and such levels shall be permitted to remain different during the term of this Purchase and Sale Agreement without triggering the terms of this provision. In the event UNOCAL and CHOPS enter into an alternative form of agreement as described in Article IX. of this Purchase and Sale Agreement, and during the term of such agreement, either BP or BHP, as working interest owners in the Holstein, Mad Dog and/or Atlantis fields, as applicable, enter into an alternative form of agreement or amends such agreement so that the BP and/or BHP agreement contains fees for firm quantities that are lower than the corresponding fees in the agreement between UNOCAL and CHOPS, the fees applicable to UNOCAL under this Purchase and Sale Agreement for firm quantities shall be decreased to such lowest fee received by BP and/or BHP for firm quantities of Crude Oil delivered by UNOCAL from the Mad Dog field for a term consistent with that term applicable to BP and/or BHP, as applicable, with respect to the lower fee for either BP or BHP, as applicable. Notwithstanding anything to the contrary contained herein, the Parties agree that this Article XII.e shall only be triggered by an agreement between CHOPS and either BP or BHP, as working interest owners in the Holstein, Mad Dog and Atlantis fields, as applicable, and not by a future agreement between CHOPS and UNOCAL. At the expense of UNOCAL and upon thirty (30) Days prior written notice to CHOPS, UNOCAL shall have the right to review and audit CHOPS's books, records, and accounts in order to verify the compliance of CHOPS with this Article XII.e. The Parties agree that the rights granted to UNOCAL under this Article XII.e. shall be rights granted only to, and exercisable by, UNOCAL (and not to a permitted assignee of UNOCAL).

                                  ARTICLE XIII.

                         PIPELINE LOSS OR GAIN ALLOWANCE

         The pipeline loss or gain allowance shall initially be a fixed percentage of volumes at the Receipt Point(s) or Delivery Point(s) and Additional Delivery Points and the accounting shall conform to standard industry practices on similarly situated pipeline systems. The pipeline loss or gain allowance shall be adjusted annually in order to conform to the previous year's actual pipeline loss or gain but such pipeline loss or gain allowance shall not exceed two-tenths (2/10) of one percent (1%) for any calendar year.

                                  ARTICLE XIV.

                              QUALITY AND PRESSURE

         a. The quality specifications for Cameron Highway are attached to this Purchase and Sale Agreement as Exhibit "E".

         b. Except for reasons of Force Majeure, the maximum pressure to be provided by CHOPS at the Initial Receipt Point shall be no greater than 150 PSIG. UNOCAL may but is under no obligation to, deliver Crude Oil at pressures up to, 1950 PSIG.

                                   ARTICLE XV.

                                  QUALITY BANK

         a. In order to compensate for variations in the quality of Crude Oil delivered by UNOCAL and other parties at the Receipt Point(s) and that delivered by CHOPS at the Delivery Point(s) and Additional Delivery Points, a market-based quality bank shall be established on Cameron Highway pursuant to the guidelines set forth in Exhibit "C" attached hereto. The quality bank will be developed by CHOPS and all interested parties who have entered into purchase and sale arrangements with CHOPS on Cameron Highway that are effective upon the Cameron Highway Completion Date. Any change to the quality bank shall require the agreement of the sellers of at least seventy percent (70%) of the Crude Oil sold to CHOPS at the Receipt Point(s) for the previous four (4) Contract Quarter(s), and are still selling oil under a purchase and sale arrangement.

         b. CHOPS, or its designee, shall be responsible for the implementation and administration of the Cameron Highway quality bank. The initial quality bank and any changes approved pursuant to Article XV.a. of this Purchase and Sale Agreement shall be accepted and implemented by CHOPS, provided that all quality bank terms satisfy the intent stated in such Article XV.a.

                                  ARTICLE XVI.

         RESPONSIBILITY, LIABILITY, POSSESSION AND CONTROL OF CRUDE OIL

         a. As between UNOCAL and CHOPS, (a) UNOCAL shall control and possess the Crude Oil delivered hereunder at all times prior to delivery to CHOPS at the Receipt Point(s) and after delivery by CHOPS at the Delivery Point(s) and Additional Delivery Points; and (b) CHOPS shall control and possess the Crude Oil at all times after delivery by UNOCAL at the Receipt Point(s) and until delivery by CHOPS at the Delivery Point(s) and Additional Delivery Points.

         b. The Party in control and possession of the Crude Oil shall be responsible for, pay for and defend, protect, indemnify, release, and hold the other Parties harmless from and against any and all losses, claims, damages and expenses (including reasonable attorney's fees) caused thereby and occurring while the Crude Oil is in, the possession and control of such Party, regardless of the indemnified party's negligence (and regardless of whether such negligence is sole, joint, concurrent, active or passive negligence), fault or liability without fault; provided, however, that UNOCAL shall be responsible and pay for, and RELEASE, DEFEND AND INDEMNIFY the CHOPS Group from any and all losses directly caused by or directly resulting from the failure of Crude Oil delivered hereunder by UNOCAL to CHOPS to meet the quality specifications set forth in
Article XIV.a. of this Purchase and Sale Agreement, except to the extent that CHOPS has waived any of the requirements of Article XIV and Exhibit E in writing.

         c. CHOPS SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE UNOCAL GROUP FROM AND AGAINST ALL LOSS, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEY'S FEES, ARISING FROM ACTS OR OMISSIONS OF THE CHOPS GROUP RELATING TO THE OWNERSHIP AND OPERATION OF CHOPS' FACILITIES (INCLUDING WITHOUT LIMITATION CAMERON HIGHWAY), REGARDLESS OF THE INDEMNIFIED PARTY'S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE OR PASSIVE NEGLIGENCE) , FAULT OR LIABILITY WITHOUT FAULT ON THE PART OF THE UNOCAL GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

         d. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NO PARTY TO THE PURCHASE AND SALE AGREEMENT SHALL BE LIABLE TO THE OTHER PARTY HERETO FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED

BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS PURCHASE AND SALE AGREEMENT, INCLUDING WITHOUT LIMITATION, LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE OR BUSINESS INTERRUPTIONS. IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTIES AND WAIVES ANY RIGHT OF RECOVERY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTY'S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE OR GROSS NEGLIGENCE), FAULT OR LIABILITY WITHOUT FAULT.

         e. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, TO THE EXTENT OF ITS WORKING INTEREST IN THE PRODUCING FIELDS, UNOCAL AGREES TO BE SOLELY RESPONSIBLE AND LIABLE FOR, AND RELEASE AND INDEMNIFY THE CHOPS GROUP WITH RESPECT TO, ANY LOSSES SUFFERED BY UNOCAL RELATING TO THE DELAY OF PRODUCTION OR ANY DAMAGE TO THE CRUDE OIL LEASES OR LOSS OF ANY RELATED RESERVES NOT PREVIOUSLY DELIVERED TO THE CAMERON HIGHWAY RESULTING FROM ANY ACTS OR OMISSIONS BY CHOPS IN CONNECTION WITH OR OTHERWISE RELATED TO THE PURCHASE AND SALE AGREEMENT, EXCEPT TO THE EXTENT THAT ANY SUCH LOSSES RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF CHOPS.

                                  ARTICLE XVII.

                                    LINE FILL

         a. CHOPS shall provide all line fill for Cameron Highway, and the cost for such line fill shall be paid in accordance with this Article XVII. The cost of such line fill Barrels shall be based on the Base Oil Price for the month Cameron Highway line fill operations commence less $0.95 plus or minus (as the case may be) quality bank adjustments. The portion of the Base Oil Price of a line fill Barrel up to $20.00 per Barrel shall be paid by CHOPS. All costs, if any, of the line fill in excess of that which CHOPS is responsible for pursuant to the preceding sentence shall be allocated to and paid by the working interest owners in the Holstein, Mad Dog and Atlantis fields who enter into purchase and sale arrangements with CHOPS on Cameron Highway (which shall be effective prior to commencement of operations on Cameron Highway) and all other parties who enter into purchase and sale arrangements with CHOPS on Cameron Highway that are effective upon commencement of operations of Cameron Highway, based on each party's maximum daily quantity compared to the aggregate maximum daily quantity on Cameron Highway. CHOPS shall render a statement to UNOCAL for any amounts owed to CHOPS for line fill for the preceding month pursuant to Article XIX. UNOCAL shall not own any line fill Barrels in Cameron Highway.

         b. Notwithstanding Article XVII.a., within fifteen (15) Days after the execution of this Agreement, the parties will meet to implement a plan for the acquisition of linefill for Cameron Highway. Such plan may include, but not be limited to, the evaluation of purchasing linefill from the producer, the mechanisms for the management of the crude oil price risk for the parties, and the disclosure of operational parameters, including the approximate timeline and approximate volumes required by CHOPS. The parties agree to use commercially reasonable efforts to finalize a plan for the acquisition of the Cameron Highway linefill within forty-five (45) Days after the first meeting.

                                 ARTICLE XVIII.

                                OIL PUMP FUEL GAS

         CHOPS shall provide all fuel gas for the operation of Cameron Highway, and shall be permitted to purchase such fuel gas from any party. The cost of such fuel gas shall be based on the Base Gas Price for the then current month of fuel purchases less $0.10 per MMBtu. The portion of the Base Gas Price up to $5.00 per MMBTU shall be paid by CHOPS. All costs, if any, of the fuel gas in excess of that which CHOPS is responsible for pursuant to the preceding sentence shall be allocated to and paid by the working interest owners in the Holstein, Mad Dog and Atlantis fields who enter into purchase and sale arrangements with CHOPS on Cameron Highway (which shall be effective prior to commencement of operations on Cameron Highway), and all other parties selling Crude Oil to CHOPS at Cameron Highway receipt points based on such parties' deliveries of Crude Oil in proportion to the total deliveries of Crude Oil at all Cameron Highway receipt points.

                                  ARTICLE XIX.

                           STATEMENTS, PAYMENTS, AUDIT

         a. CHOPS shall render a statement to UNOCAL on or before the fifteenth (15th) Day of each calendar month setting forth the amount due UNOCAL for purchases of Crude Oil by CHOPS hereunder and the amount due for sales of Crude Oil hereunder to UNOCAL during the preceding month. If actual quantities cannot be made available through no fault of CHOPS, CHOPS and UNOCAL may utilize a reasonable, good faith estimated quantity. As soon as the actual quantities becomes available, the estimate shall be adjusted and the adjustment shall be reflected in the subsequent month's statement. CHOPS agrees to prepare a summary billing containing all amounts owed between UNOCAL and CHOPS for the applicable production month and CHOPS shall deliver a net statement to the Party showing the net balance.

         b. The Party with the net balance due to the other Party shall pay such other Party the amount due in the form of immediately available federal funds by wire transfer to the bank account specified on the net statement, or any other mutually agreed upon method, on or before the twentieth (20th) Day of each month for transactions accruing hereunder during the preceding month. Payments due on a Saturday or a bank holiday shall be made on the preceding business Day unless such holiday is a Monday, in which case payment shall be made on the following business Day; payments due on Sunday shall be made on the following Monday. The paying Party must tender a timely payment even if the net statement includes an estimated receipt or delivery volume. Any payment made hereunder by a Party shall not prejudice the right of the paying Party to an adjustment of any statement to which it has taken written exception, provided that claim therefore shall have been made within sixty (60) Days from the date of discovery of such error, but, in any event, within twenty-four (24) months from the date of the net statement. If the paying Party fails to pay any statement in whole or in part when due, in addition to any other rights or remedies available to the Party to whom payment is due, interest at the Stated Rate shall accrue on unpaid amounts. "Stated Rate" means an annual rate of interest (compounded daily) equal to the lesser of (i) the sum of the prime or reference rate posted from time to time by Texas Commerce Bank (Houston, Texas office) or its successor or a mutually agreed substitute bank plus two percent (2%) or (ii) the maximum lawful interest rate then in effect under applicable law.

         Notwithstanding the foregoing, if a good faith dispute arises between UNOCAL and CHOPS concerning a net statement, the paying Party shall pay that portion of the net statement not in dispute on or before such due date, and upon the ultimate determination of the disputed portion of the statement, the paying Party shall pay the remaining amount owed (if any) plus the interest accrued thereon.

         c. CHOPS shall maintain for not less than twenty-four (24) months following the end of each calendar year, complete and accurate books, records and accounts of any amounts, which are charged to UNOCAL hereunder during such calendar year. For a period of twenty-four (24) months from the end of each calendar year, and upon thirty (30) Days prior written notice to CHOPS, UNOCAL shall have the right to inspect, at UNOCAL's expense, at any reasonable time and from time-to-time, and audit such books, records and accounts related to any invoice or payment made during such calendar year.

                                   ARTICLE XX.

                                   MEASUREMENT

         All measurement practices (a) must conform to the latest guidelines set out in the current API Manual of Petroleum Measurement Standards and all applicable API Bulletin and API Standards publications, and (b) will be governed by the terms of the Interconnect Agreement.

                                  ARTICLE XXI.

                           PURCHASE AND SALE BALANCES

         The Parties will endeavor, as far as practicable, to keep the purchase and sale arrangement in balance on a monthly basis and respond to status statements. It is recognized that for a given month, Crude Oil imbalance between the Receipt Point(s) and the Delivery Point(s) and Additional Delivery Points may exist. CHOPS shall calculate and track all imbalances and include same in its monthly statement. The Parties agree to make a good faith effort to correct any actual monthly imbalances by subsequent nominations and deliveries of Crude Oil during the remainder of the month or the next available full business month, including the adjustments of receipts, deliveries and nominations. Delivery of such imbalance shall be made in the month following the month in which the volume imbalance is determined.

                                  ARTICLE XXII.

                                   ASSIGNMENT

         a.       CHOPS.

                  i. CHOPS shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) as follows:

                           (A) Prior to the Cameron Highway Completion Date, without the prior consent of UNOCAL, CHOPS shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to a subsidiary (direct or indirect) of GTM in which GTM owns (directly or indirectly) a fifty percent (50%) or more interest (an
                  "GTM Sub"); provided, that if requested by UNOCAL upon such assignment, CHOPS shall (x) remain primarily liable for the obligations hereunder so assigned to such GTM Sub and (y) provide additional assurances of the performance of such GTM Sub hereunder (including, without limitation, a company guaranty from CHOPS) as may be reasonably required by UNOCAL. Further, CHOPS shall provide UNOCAL written notice of such assignment or transfer at least thirty (30) Days prior to the effective date of such assignment or transfer, and agrees to furnish UNOCAL additional information regarding the GTM Sub in order for UNOCAL to evaluate whether additional assurances will be required. Prior to the effective date of such assignment or transfer, the Parties shall execute appropriate documents regarding the primary liability of CHOPS for the obligations assigned to such GTM Sub and CHOPS shall provide UNOCAL any additional assurances of performance as may be reasonably requested by UNOCAL.

                           (B) Prior to the Cameron Highway Completion Date, except as otherwise provided in Article XXII.a.i.A. , CHOPS shall not have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to any other party without the prior written consent of UNOCAL, such consent which is not to be unreasonably withheld or delayed; provided, however, prior to giving consent hereunder, UNOCAL may require that CHOPS assign to an entity with a Standard & Poor's rating of BB+ or better (a "Financially Capable Entity").

                           (C) After the Cameron Highway Completion Date, without the prior consent of UNOCAL, CHOPS shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to any Financially Capable Entity; provided, that any other assignment or transfer of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of UNOCAL, such consent which is not to be unreasonably withheld or delayed; provided further, that upon any permitted assignment by CHOPS, CHOPS shall be relieved of its obligations under this Purchase and Sale Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee.

                  ii. Any assignment or transfer of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) by CHOPS shall be null and void unless such assignment or transfer is made in compliance with this
Article XXII.a. Notwithstanding anything to the contrary contained in this Purchase and Sale Agreement, the Parties agree that to the extent of any obligations of CHOPS contained herein, CHOPS shall be permitted to fulfill such obligations by utilizing the employees and assistance of EPFS, and such utilization and assistance shall not be considered an assignment of any of such obligations.

         b.       UNOCAL.

                  i. Except as otherwise expressly provided in Articles IV.c., VI.d., VII.a., XI.f., XII.d. and XII.e. of this Purchase and Sale Agreement, without the prior consent of CHOPS, UNOCAL shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to any Financially Capable Entity; provided, that any other assignment or transfer of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of CHOPS, such consent which is not to be unreasonably withheld or delayed; provided further, that any assignment of UNOCAL's rights and obligations under this Purchase and Sale Agreement shall also include the assignment or transfer of all or a portion of UNOCAL's right, title or interest in the applicable Initial Dedicated Leases. Further, any assignment or other transfer of any or all of UNOCAL's right, title or interest in the Initial Dedicated Leases shall be made subject to the applicable terms of this Purchase and Sale Agreement, and the assignee shall agree to be bound by such terms of this Purchase and Sale Agreement, such that UNOCAL's Dedicated Production from such leases so assigned shall remain subject to this Purchase and Sale Agreement. Upon any permitted assignment by UNOCAL, UNOCAL shall be relieved of its obligations under this Purchase and Sale Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee. Any assignment or transfer of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) by UNOCAL shall be null and void unless such assignment or transfer is made in compliance with this Article XXII.b.

                  (ii) Without the prior consent of CHOPS, and except as otherwise provided in this Article XXII.b., UNOCAL shall have the right to assign or transfer this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) to Unocal Corporation ("UNOCAL Corp") and/or a subsidiary (direct or indirect) of UNOCAL Corp in which UNOCAL Corp owns (directly or indirectly) a fifty percent (50%) or more interest (a "UNOCAL Corp Sub"); provided that if requested by CHOPS, upon such assignment, UNOCAL shall (x) remain primarily liable for the obligations hereunder so assigned to such UNOCAL Corp Sub and (y) provide additional assurances of the performance of such UNOCAL Corp Sub hereunder (including, without limitation, a company guaranty from UNOCAL ) as may be reasonably required by CHOPS. Further UNOCAL shall provide CHOPS written notice of such assignment of transfer at least thirty (30) Days prior to the effective date of such assignment or transfer, and agrees to furnish CHOPS additional information regarding the UNOCAL Corp Sub in order for CHOPS to evaluate whether additional assurances will be required. Prior to the effective date of such assignment or transfer, the Parties shall execute the appropriate documents regarding the primary liability of UNOCAL for the obligations assigned to such UNOCAL Corp Sub and UNOCAL shall provide CHOPS any additional assurances of performance as may be reasonably requested by CHOPS. Further, upon any assignment by UNOCAL to UNOCAL Corp Sub pursuant to the terms of this Article XXII.b.i.A., UNOCAL shall be relieved of its obligations under this Purchase and Sale Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by such assignee.

                  iii. Upon any assignment by UNOCAL of this Purchase and Sale Agreement or the obligations hereunder (in whole or in part) pursuant to Article XXII.b.i. above, the following shall apply:

                           (A) Any working interest in the Dedicated Leases assigned by UNOCAL and UNOCAL's remaining working interest in the Dedicated Leases shall remain dedicated to Cameron Highway, pursuant to this Purchase and Sale Agreement.

                           (B)      The purchase and sale differentials
                  contained in Article XII. above shall be applicable to (x) the Crude Oil delivered by UNOCAL's assignee that is produced from the Dedicated Lease(s) and (y) the Dedicated Production delivered by UNOCAL that is produced from the Dedicated Leases, pursuant to this Purchase and Sale Agreement.

                           (C)      The UNOCAL MDQ Levels set forth in Article
                  VI. above shall remain the same; provided, that following such assignment by UNOCAL, UNOCAL shall receive a Barrel for Barrel credit towards its MDQ obligations hereunder for the actual number of Barrels delivered to Cameron Highway that is produced from the working interest in the Dedicated Leases assigned by UNOCAL. Such assignee of UNOCAL shall be entitled to a maximum daily quantity level on Cameron Highway commensurate with the daily volume of Dedicated Production reasonably anticipated to be produced in the future from the Dedicated Leases so assigned that is allocated to its working interest share of such leases.

                           (D) At such time(s) as UNOCAL transfers or assigns all or a portion of its working interest in one or more Dedicated Leases, CHOPS shall execute a purchase and sale agreement with UNOCAL's assignee that contains the same terms and conditions as those contained in this Purchase and Sale Agreement (with the exception of the non-assignable rights of UNOCAL contained in Articles IV.c., VI.d., VII.a., XI.f., XII.d. and XII.e of this Purchase and Sale Agreement and that reflects the maximum daily quantity level allocated to such assignee as set forth in Article XXII.ii.C above.

         Notwithstanding anything contained in Article XXII.b. to the contrary, UNOCAL shall not be prohibited or restricted from assigning or transferring this Purchase and Sale Agreement or the obligations hereunder (in whole or part) pending negotiation and execution of the purchase and sale agreement between CHOPS and UNOCAL's assignee. It being the intent of the Parties that completion of such negotiations and execution of such documentation shall not impede, hinder or delay any consents by CHOPS required under this Purchase and Sale Agreement with respect to an assignment or transfer thereof (in whole or in part) by UNOCAL.

         c. This Purchase and Sale Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Parties.

                                 ARTICLE XXIII.

                                      TERM

         a. This Purchase and Sale Agreement shall become effective as of the execution and delivery thereof by each of the Parties, and except as otherwise provided herein shall continue in effect for the commercial life of production from the Dedicated Leases.

         b. Notwithstanding the termination of this Purchase and Sale Agreement or the expiration of this Purchase and Sale Agreement, the indemnification provisions contained in Article XVI. shall survive such termination/expiration of this Purchase and Sale Agreement.

         c. Except with respect to those provisions in this Purchase and Sale Agreement that expressly provide for sole and exclusive remedies, (i) in the event of termination of this Purchase and Sale Agreement by either Party pursuant to the terms of this Purchase and Sale Agreement, termination of this Purchase and Sale Agreement shall not be the sole remedy of such Party, and (ii) nothing contained in this Purchase and Sale Agreement shall prevent any Party from pursuing any other remedies available to such Parties whether under contract or at law or equity with respect to any other Party's breach or failure to fulfill its obligations under this Purchase and Sale Agreement.

                                  ARTICLE XXIV.

                   RIGHTS OF PARTIES UPON TRANSFER/ASSIGNMENT

         The Parties hereby acknowledge and agree that many of the provisions of this Purchase and Sale Agreement, including, but not limited to, terms related to the dedication of reserves, the UNOCAL MDQ Levels, the price differentials, the grant of rights to future receipt points and future dedication cannot be segregated between UNOCAL and any potential assignee under the current structure of the terms of this Purchase and Sale Agreement, and are not intended to be rights transferable to or exercisable by a permitted assignee of UNOCAL. However, to facilitate the transactions contemplated under this Purchase and Sale Agreement, it is the intent of the Parties to consummate the transactions contemplated under this Purchase and Sale Agreement with the understanding that, notwithstanding the terms of Article XXII. and the other assignment provisions contained herein, prior to any proposed assignment or transfer by UNOCAL of any of its rights under this Purchase and Sale Agreement, the Parties shall enter into good faith negotiations to mutually agree on the terms of such assignment, and specifically to the allocation of the rights, duties and obligations of UNOCAL and the permitted assignee. The Parties further acknowledge that upon any such permitted assignment, an amendment to this Purchase and Sale Agreement may be required to revise the terms of this Purchase and Sale Agreement in a manner that preserves, to the maximum extent possible, the respective rights and economic positions of the Parties. The Parties agree to act reasonably and in good faith, and negotiate diligently to facilitate UNOCAL's desire to assign their rights as referenced hereunder under the time schedule desired by UNOCAL.

                                  ARTICLE XXV.

                                  FORCE MAJEURE

         a. Definition. No Party shall be liable to the other Parties for failure to perform any of its obligations under this agreement to the extent such performance is hindered, delayed or prevented by Force Majeure. For purposes of this agreement, "Force Majeure" shall mean causes, conditions, events or circumstances affecting the Parties, or downstream or upstream facilities, which are beyond the reasonable control of the Party claiming Force Majeure. Such causes, conditions, events and circumstances shall include, without limitation, acts of God, wars (declared or undeclared), acts of terrorism, hostilities, strikes, lockouts, riots, floods, fires, storms, storm warnings, industrial disturbances, acts of the public enemy, sabotage, blockades, insurrections, epidemics, landslides, lightning, earthquakes, washouts, arrests and restraints of rulers and peoples, civil disturbances, explosions, breakage or accidents to machinery or lines of pipe, hydrate obstruction or blockages of any kind of lines of pipe, abnormal operating conditions on a Party's facilities, repairs, improvements, replacements or alterations to plants, lines of pipe or related facilities, inability of a Party to obtain necessary machinery, drilling or workover rigs, materials, permits, easements or rights-of-way on reasonable terms, freezing of the well or delivery facility, well blowout, cratering, depletion of reserves, the partial or entire failure of a well, the act of any court or governmental authority prohibiting a Party from discharging its obligations under this agreement or resulting in diminutions in service and conduct which would violate any applicable law. Inability of a Party to make payments when due, be profitable or to secure funds, arrange bank loans or other financing, obtain credit or have adequate capacity (other than for reasons of Force Majeure declared by such downstream facilities) on downstream facilities shall not be regarded as an event of Force Majeure. Further, it is specifically agreed by the Parties that the events and activities referenced in Article IX. and Article XI.a.ii shall not be regarded as events of Force Majeure.

         b. Notice. A Party which is unable, in whole or in part, to carry out its obligations under this Purchase and Sale Agreement due to Force Majeure shall promptly give written notice to that effect to the other Parties stating the circumstances underlying such Force Majeure.

         c. Resolution. A Party claiming Force Majeure shall use commercially reasonable efforts to remove the cause, condition, event or circumstance of such Force Majeure, shall give written notice to the other Parties of the termination of such Force Majeure and shall resume performance of any suspended obligation promptly after termination of such Force Majeure.

                                  ARTICLE XXVI.

                          DISPUTE RESOLUTION PROCEDURE

         a. With respect to any controversy or claim ("Dispute"), whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Purchase and Sale Agreement including this clause) arising out of or related to this Purchase and Sale Agreement (including any amendments or extensions), or the breach or termination thereof, the Parties to this Purchase and Sale Agreement shall in good faith attempt to settle such Dispute by consultation between senior management representatives of such Parties initiated by a Party's ("Submitting Party") delivery of written notice of the Dispute to the other Party (the "Non-Submitting Party"). In the event such consultation does not settle the Dispute within thirty (30) Days after receipt of the written notice of such Dispute by the Non-Submitting Party, the Dispute shall be submitted to non-binding mediation. In the event the Parties are unable to settle the Dispute through use of mediation within thirty (30) Days of the commencement of such mediation, the Dispute shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the AAA, and this provision.

         The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 to the exclusion of any provision of state law inconsistent therewith, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. Any arbitration proceeding hereunder will be conducted on a confidential basis.

         The arbitration shall be held in Houston, Texas.

         There shall be one (1) arbitrator. The Parties shall attempt jointly to select an arbitrator. If the Parties are unable or fail to agree upon an arbitrator within fifteen (15) Days after the commencement of arbitration, one shall be selected by AAA. The arbitration hearing shall occur no later than sixty (60) Days after selection of the arbitrator. The arbitrator shall determine the claims of the Parties and render a final award in accordance with the substantive law of the State of Texas, excluding the conflicts provisions of such law. Unless otherwise provided in the agreement, the arbitrator shall not have the right or the ability to terminate this Purchase and Sale Agreement. The arbitrator shall set forth the reasons for the award in writing within ten (10) working Days after the close of evidence and any post-evidence briefing and arguments that may be agreed upon (which shall be concluded within fourteen (14) Days after close of evidence). The arbitrator shall not have the right to terminate this Purchase and Sale Agreement.

         Any claim by a Party shall be time-barred if the Submitting Party commences arbitration with respect to such claim later than two (2) years after the receipt of the written notice of the Dispute by the Non-Submitting Party. All statutes of limitations and defenses based upon passage of time applicable to any claim of a defending Party (including any counterclaim or setoff) shall be tolled while the arbitration is pending.

         The obligation to arbitrate any Dispute shall extend to the successors and assigns of the Parties. The Parties shall use their commercially reasonable efforts to cause the obligation to arbitrate any Dispute to extend to any officer, director, employee, shareholder, agent, trustee, affiliate, or subsidiary. The terms hereof shall not limit any obligations of a Party to defend, indemnify or hold harmless another Party against court proceedings or other claims, losses, damages or expenses.

         The arbitrator shall order the Parties to promptly exchange copies of all exhibits and witness lists, and, if requested by a Party, to produce other relevant documents, to answer up to ten (10) interrogatories (including subparts), to respond to up to ten (10) requests for admissions (which shall be deemed admitted if not denied) and to produce for deposition and, if requested, at the hearing all witnesses that such Party has listed and up to four (4) other persons within such Party's control. Any additional discovery shall only occur by agreement of the Parties or as ordered by the arbitrator upon a finding of good cause.

         Each Party shall bear its own costs, expenses and attorney's fees; provided that if court proceedings to stay litigation or compel arbitration are necessary, the Party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses, and attorney's fees in connection with such court proceeding.

         In order to prevent irreparable harm, the arbitrator shall have the power to grant temporary or permanent injunctive or other equitable relief. Prior to the appointment of an arbitrator a Party may, notwithstanding any other provision of this Purchase and Sale Agreement, seek temporary injunctive relief from any court of competent jurisdiction; provided that the Party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration. Such court ordered relief shall not continue more than ten (10) Days after the appointment of the arbitrator (or in any event for longer than sixty (60) Days).

         If any part of this arbitration provision is held to be unenforceable, it shall be severed and shall not affect either the duty to arbitrate or any other part of this provision.

                                 ARTICLE XXVII.

                                 CONFIDENTIALITY

         a. Subject to Article XXVII.b. below, the existence of this Purchase and Sale Agreement, its contents, and the discussions between the Parties regarding this Purchase and Sale Agreement are subject to the Confidentiality Agreement ("Confidentiality Agreement") dated January 10, 2001 by and between UNOCAL, BHP and El Paso Energy Partners, L.P., a copy of which is attached hereto as Exhibit "B". To the extent of a permitted assignment or transfer, a Party may disclose the applicable portions of this Purchase and Sale Agreement and its contents to any bona fide, financially responsible, prospective assignee of any portion of such Party's interest in the Dedicated Leases, the Caesar System or Cameron Highway, provided that (i) such disclosing Party shall give the other Party to this Purchase and Sale Agreement not less than ten (10) Days prior written notice specifying the extent to which that Party intends to disclose this Purchase and Sale Agreement to the prospective assignee and (ii) the prospective assignee is bound by a written confidentiality agreement to not disclose any information regarding this Purchase and Sale Agreement or the Parties hereto, and such confidentiality agreement contains terms and provisions at least as stringent as those contained in the Confidentiality Agreement. Notwithstanding anything contained in this Article XXVII.a. to the contrary, UNOCAL may not disclose the terms of this Purchase and Sale Agreement to Equilon.

         b. Public announcements concerning the Transaction or this Purchase and Sale Agreement shall be subject to the applicable provisions of the Confidentiality Agreement; provided that, notwithstanding the applicable provisions in the Confidentiality Agreement, to the contrary, it is agreed and understood that, to the extent such announcement is required by applicable laws or securities exchange, market or similar rules, any Party is permitted to issue a press release or make a public announcement concerning the Transaction or the Purchase and Sale Agreement without the other Party's consent, in which case the disclosing Party shall provide an advance copy of the proposed public disclosure to the non-disclosing Party and permit the non-disclosing Party the opportunity to reasonably comment on such proposed disclosure.

                                 ARTICLE XXVIII.

                                  MISCELLANEOUS

         a. NOTICES. All notices and other communications under this Purchase and Sale Agreement will be in writing and will be deemed to have been given (i) when received if given in person or by courier or a courier service,
(ii) on the date of transmission if sent by facsimile or other wire transmission and receipt thereof is confirmed by telephone, or (iii) three (3) business Days after being deposited in the mail, certified or registered, postage prepaid:

                           if to CHOPS, addressed as follows:

                           Cameron Highway Oil Pipeline Company
                           Attn: Manta Ray Gathering Company, L.L.C., Operator Four Greenway Plaza
                           Houston, Texas 77046
                           Attn: President
                           (832) 676-5666 (telephone)
                           (832) 676-1710 (facsimile)

                           if to UNOCAL, addressed as follows:
                           UNOCAL
                           14141 Southwest Freeway
                           Sugarland, TX 77478

                           For accounting matters:

                           Attn: Unocal Energy Trading Inc.
                                 Manager Crude Oil Accounting
                                 (281) 287-7521 (telephone)
                                 (281) 287-7331 (facsimile)

                           For contract matters:

                           Attn: Unocal Midstream & Trade
                                 Ronald Kaltenbaugh
                                 (281)287-5964 (telephone)
                                 (281)287-7327(facsimile)

Any Party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

         b. INSURANCE. All Parties shall procure and maintain or cause to be procured and maintained all insurance or provide self-insurance in the types and amounts as required by applicable laws, rules and regulations, to provide coverage against such risks, which are the subject of this Purchase and Sale Agreement, as is either customarily carried by companies owning, operating or conducting similar business(es), or as deemed necessary and reasonably requested by the Parties from time to time.

         c. TAXES. UNOCAL shall be responsible for all applicable production, excise, sales, use or similar taxes and royalties on or with respect to the production, delivery and sale, of Crude Oil to CHOPS hereunder. UNOCAL shall also be responsible for any tax, fee, or other charge levided against either UNOCAL or CHOPS, pursuant to any federal, State, or local act or regulation for the purpose of creating a fund for the prevention, containment, clean up and/or removal of spills and/or the reimbursement of persons sustaining loss therefrom. CHOPS shall be responsible for all applicable excise, sales, use or similar taxes on or with respect to the delivery and sale to UNOCAL of Crude Oil hereunder.

         d. COMMINGLING. CHOPS shall have the right to commingle production from the Dedicated Leases with production from other properties, pipelines and facilities.

         e. NO PARTNERSHIP AND NO FIDUCIARY OBLIGATIONS. Nothing herein is intended to create a partnership, joint venture, agency or other relationship creating fiduciary or quasi fiduciary duties or similar duties and obligations or otherwise subject the Parties to joint and several or vicarious liability or to impose any duty, obligation or liability that would arise therefrom with respect to any of the Parties.

         f. ENTIRE AGREEMENT. This Purchase and Sale Agreement (including the Confidentiality Agreement, as amended herein) constitutes the entire agreement of the Parties as of the Effective Date hereof with respect to the Transaction and supersedes (i) all prior oral or written proposals or agreements between the Parties, (ii) all contemporaneous oral proposals or agreements and
(iii) all previous negotiations and all other communications or understandings between the Parties with respect to the subject matter hereof. Effective as of the Effective Date hereof, the Parties hereto terminate the MOU.

         g. AMENDMENT, MODIFICATION AND WAIVER. This Purchase and Sale Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the Parties. The failure of a Party at any time or times to require performance of any provisions hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any Party of any condition, or of any breach of any term, covenant, representation or warranty contained in this Purchase and Sale Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

         h. EXHIBITS AND ATTACHMENTS. All exhibits, attachments and the like contained herein or attached hereto are integrally related to this Purchase and Sale Agreement, and are hereby made a part of this Purchase and Sale Agreement for all purposes. In the event of a conflict between this memorandum and any of its exhibits and attachments, the terms of this memorandum shall control.

         i. FEES AND EXPENSES. Each Party hereto shall bear and pay all costs and expenses incurred by it in connection with the negotiations contemplated by this Purchase and Sale Agreement.

         j. INVALID TERMS. If any term or other provision of this Purchase and Sale Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and conditions of this Purchase and Sale Agreement shall nevertheless remain in full force and effect. In the event a term or other provision of this Purchase and Sale Agreement is determined to be invalid, illegal or incapable of being enforced, except as otherwise provided in Article IX. or Article XI.a.ii., the Parties shall cooperate to develop a mutually acceptable alternative term or other provision that reflects the original intent of the Parties and maintains the commercial and economic benefits to the Parties.

         k. FURTHER ASSURANCES. Subject to the terms and conditions set forth in this Purchase and Sale Agreement, each Party agrees to use its commercially reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the Transaction contemplated by this Purchase and Sale Agreement. In case, at any time after the execution of this Purchase and Sale Agreement, any further action is necessary or desirable to carry out its purposes, the Parties will take or cause to be taken all such necessary action.

         l. COUNTERPARTS. This Purchase and Sale Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Purchase and Sale Agreement and all of which, when taken together, will be deemed to constitute one and the same Purchase and Sale Agreement.

         m. GOVERNING LAW. THIS PURCHASE AND SALE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES WHICH, IF APPLIED, MIGHT PERMIT OR REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, AND THE PARTIES AGREE THAT THE PLACE OF EXECUTION OF THIS PURCHASE AND SALE AGREEMENT IS HARRIS COUNTY, TEXAS AND THAT VENUE WITH RESPECT TO ANY DISPUTE ARISING HEREUNDER OR IN CONNECTION HEREWITH SHALL LIE IN HOUSTON, HARRIS COUNTY, TEXAS.

         n. INTERPRETATION. Whenever the context requires: the gender of all words used in this agreement includes the masculine, feminine, and neuter; a reference to any person or entity includes its permitted successors and assigns; the words "hereof," "herein," "hereto," "hereunder," and words of similar import when used in this agreement will refer to this agreement as a whole and not to any particular provisions of this agreement; articles and other titles or headings are for convenience only and neither limit nor amplify the provisions of the agreement itself, and all references herein to articles, sections or subdivisions thereof will refer to the corresponding article, section or subdivision thereof of this agreement unless specific reference is made to such articles, sections or subdivisions of another document or instrument; any reference to "includes" or "including" will mean "includes without limitation" or "including but not limited to," respectively; and any references in the singular will include references in the plural and vice-versa.

         o. OTHER. Each Party declares (i) that it has contributed to the drafting of this Purchase and Sale Agreement or has had it reviewed by its legal counsel before executing it, (ii) that this Purchase and Sale Agreement has been purposefully drawn and correctly reflects such Party's understanding of the Transaction that it contemplates as of the Effective Date hereof, (iii) that this Purchase and Sale Agreement has been validly executed and delivered, (iv) that this Purchase and Sale Agreement has been duly authorized by all action necessary for the authorization thereof, and (v) this Purchase and Sale Agreement constitutes a binding and enforceable obligation of such Party, enforceable in accordance with its terms.

                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Parties hereto have caused this Purchase and Sale Agreement to be signed by their respective duly authorized representatives effective as of the day and year first written above.

CAMERON HIGHWAY OIL PIPELINE                  UNION OIL COMPANY OF CALIFORNIA
COMPANY
By:  /s/ James Lytal                          By: /s/ Joseph A. Blount Jr.
    ------------------------------                ------------------------------
Name: James Lytal                             Name: Joseph A. Blount Jr.
Title: President                              Title: Vice President
Date: 6/24/03                                 Date: 6/23/03

                                   EXHIBIT "A"

                INITIAL DEDICATED LEASES AND DEDICATED PRODUCTION

                                LEASES                                UNOCAL WORKING INTEREST
                                ------                                -----------------------
MAD DOG                    GREEN CANYON 738                                     15.6%

                           GREEN CANYON 739                                     15.6%

                           GREEN CANYON 781                                     15.6%

                           GREEN CANYON 782                                     15.6%

                           GREEN CANYON 783                                     15.6%

                           GREEN CANYON 785                                     15.6%

                           GREEN CANYON 786                                     15.6%

                           GREEN CANYON 787                                     15.6%

                                   EXHIBIT "B"
                            CONFIDENTIALITY AGREEMENT

                                   EXHIBIT "C"

           QUALITY BANK RULES FOR CAMERON HIGHWAY OIL PIPELINE SYSTEM

                            MARKET BASED QUALITY BANK

                                   SECTION I.

                                    GENERAL

1. The purpose of this Market Based Quality Bank ("Quality Bank") is to mitigate damage and/or improvement to producers whose crude oil is purchased by CHOPS and commingled in Cameron Highway. Differences in the quality of all the producers' crude oil that are mixed within the common crude oil stream in Cameron Highway either increase or decrease the quality of the common crude oil stream. This Quality Bank charges the producer or pays the producer depending on the quality of the common crude oil stream and the quality of the producer's crude oil. Each producer will be required, as a condition of tendering, to participate in this Quality Bank.

2. API gravity and sulfur content are the quality parameters used to determine the relative value of each producer's receipt stream. Adjustment factors for gravity and sulfur are based upon a market price spread between Louisiana Light Sweet ("LLS") and Mars (see Section III-Current Month Gravity and Sulfur Adjustment Factors). The price spread is derived using Platt's spot price quote, high/low mean, posted average trade month (the 26th of the month two months prior to delivery through the 25th of the month one month prior to delivery, workdays only)("Trade Month").

3. Should a Platt's Quote for Cameron Highway common stream be established, it will replace Mars in the Quality Bank calculations, subject to the provisions of Section VI. -Periodic Review.

4. Any material changes to the Quality Bank, including proposed changes from a Periodic Review, must be approved by greater than a seventy percent (70%) vote of the producers then participating in this Quality Bank in order to effect the change. Each five hundred (500) Barrels of monthly average production (based on the monthly average of the twelve month period preceding the month the vote is taken) will have one vote.

         Any group of producers with seventy percent (70%) of the volume on Cameron Highway may make a proposal to CHOPS providing for an alternate method and an explanation of why such alternate method provides a more accurate, actual market price to quality relationship than the then existing Quality Bank. CHOPS will retain the right to reject such proposal if CHOPS believes, in it's sole discretion after using good faith, reasonable efforts to analyze such proposal, that the proposal does not uphold the intent of the Quality Bank as stated in Paragraph 1 above in this Section I.

         Notwithstanding any of the above, CHOPS may, at it's sole discretion, change any of the provisions of this Exhibit as necessary to comply with any governmental requirement, order or mandate and such change will be binding upon Unocal and all participants upon proper notice thereof.

                                   SECTION II.

Gravity and Sulfur Weighting Factors

1. Gravity and Sulfur weighting factors are used in establishing a price and quality relationship between different crude oil streams. These weighting factors effectively allocate a portion of the market spread to each of the quality parameters of gravity and sulfur.

2. The weighting factors, to be used in calculating the GAF and SAF as defined in Section III, are as follows.

                        Gravity Weighting ("GW") = 31.5%

                         Sulfur Weighting ("SW") = 44.3%

                                  SECTION III.

CURRENT MONTH GRAVITY AND SULFUR ADJUSTMENT FACTORS

1. The applicable delivery month Gravity Adjustment Factor ("GAF") and the applicable delivery month Sulfur Adjustment Factor ("SAF") are calculated using the following equations:

                           GAF = (GW x a) divided by b

                           SAF = (SW x a) divided by c

         Where Gravity and Sulfur Weighting factors (GW and SW) are expressed as decimals and,

         "a"  =   The price differential between the LLS Platt's Quote and the
                  Mars Platt's Quote for the Trade Month.

         "b"  =   The delivery month Gravity difference between LLS and Mars based on the gravity of LLS crude oil at the point of sale where "a" is determined, currently Capline's LLS receipt stream at St. James, Louisiana as calculated by Gravcap, minus the weighted average gravity of Mars at the point of sale where "a" is determined, currently Shell's composite gravity for Mars deliveries at Clovelly, LA.

         "c"  =   The delivery month Sulfur difference between LLS and Mars
                  based on the weighted average of sulfur of LLS crude oil at the point of sale where "a" is determined, currently Capline's
                  LLS receipt stream at St. James, Louisiana as calculated by Gravcap, minus the weighted average sulfur of Mars at the point of sale where "a" is determined, currently Shell's composite sulfur for Mars deliveries at Clovelly, LA.

                                   SECTION IV.

CALCULATION OF QUALITY BANK CREDIT/DEBIT

Quality Bank credit/debit adjustments between producers are computed as follows:

1. The applicable receipt Barrels and gravities are the delivery month actual net Barrels at sixty (60) degrees Fahrenheit (with no deductions for loss allowance) and the gravities recorded by CHOPS at the custody transfer measurement facility where CHOPS customarily records gravities and quantities received into Cameron Highway.

2. No compensation is given for gravity between 37 and 45 degrees API. For gravities of 45 API degrees and above, a "bend-over" disincentive is applied.

3.       GRAVITY CREDIT/DEBIT CALCULATION

         To compute the gravity credit/debit to be paid/received the following equation is used:

     Gravity credit/debit = ((PG - WAG) multiplied by GAF) multiplied by T

         Where,

                  "PG"  =  Unocals gravity based on each custody transfer
                           tickets for each receipt point into Cameron Highway where Unocal has production being delivered into Cameron Highway, subject to the Gravity Limits set out below.

                  "WAG" = The weighted average receipt gravity of the common stream for a given delivery Month. For Quality Bank calculation purposes, WAG is obtained by taking the sum of the products obtained by multiplying the gravity of each producer's point of receipt volume based on the custody transfer tickets (subject to the Gravity Limits set out below) by the number of net Barrels in each producer's receipt point volume, and divide the total resultant by the total net Barrels received during the given delivery month.

                  "T"   =  The total current month volume produced by Unocal
                           based on the custody transfer tickets at each point of interconnect with Cameron Highway that Unocal has production being delivered into Cameron Highway.

                  Gravity Limits: When actual gravity exceeds 37 but is less than 45 degrees API, a Deemed Gravity of 37 degrees API is used in determining PG and WAG. When actual gravity is equal to or greater than 45 degrees API, a Deemed Gravity is used that is calculated by the formula: Deemed Gravity = 80 minus actual API gravity. In all other instances (gravity less than or equal to 37 API) the actual API gravity is used.

4.       SULFUR CREDIT/DEBIT CALCULATION

         To compute the sulfur credit/debit to be paid/received the following equation is used:

      Sulfur credit/debit = ((WAS - PS) multiplied by SAF) multiplied by T

          Where,

                   "PS"  =  Unocal's Sulfur based on each custody transfer
                            tickets for each receipt point into Cameron
                            Highway where Unocal has production being delivered into Cameron Highway .

                  "WAS"  =  The weighted average receipt sulfur of the
                            common stream for a given delivery Month. WAS is obtained by taking the sum of the products obtained by multiplying the sulfur percentage (by weight) of each producer's point of receipt volume based on the custody transfer tickets by the number of net Barrels in each producer's point of receipt, and divide the total resultant by the total net Barrels received during the given delivery Month. Since there will be no minimum or maximum sulfur percentage limitations, this weighted average sulfur percentage calculation will be used for Quality Bank adjustment purposes.

                    "T"  =         The total current month volume produced
                            by Unocal based on the custody transfer
                            tickets at each point of interconnect with Cameron Highway that Unocal has production being delivered into Cameron Highway .

5. To obtain the total Quality Bank Credit/Debit add the Gravity and Sulfur credit/debit. Sample calculations are attached hereto as Table 1.

6. These calculations will be made for each delivery month and the algebraic sum of all the producers' credit/debit for Cameron Highway will be zero (+/- fifty Dollars). If a producer has a net debit balance in combining the two adjustments made above, the balance due will be remitted to CHOPS within fifteen (15) Days from receipt of statements of such debit. If a producer has a credit, the CHOPS will remit the amount thereof within 5 Days of receipt of all the payments due from those producers owing a debit.

                                   SECTION V.

                                 ADMINISTRATIVE

1. Capitalized terms, including "CHOPS" and "Unocal," have the meanings defined in the Purchase and Sale Agreement to which this Exhibit is attached, unless the context dictates otherwise. Similarly, the term "producer" means an individual producer on Cameron Highway (collectively "producers").

2. CHOPS will include requirements for participation in the Quality Bank and procedures for calculating adjustments between producers in all contracts to be entered into with producers covering the purchase and sale of crude oil on Cameron Highway.

3. CHOPS will administer the Quality Bank and will perform the clearinghouse business of calculating and effecting adjustments, by a process of debits and credits and interchange of funds, among the producers of crude oil connected to Cameron Highway. CHOPS may subcontract any or all of the work associated with the Quality Bank, but by doing so CHOPS will not be relieved of any of its obligations hereunder.

4. CHOPS will perform necessary calculations and prepare appropriate statements for each producer as soon as the gravity, sulfur and price data is available.

5. CHOPS will be responsible, at its sole cost and expense, for determining and/or securing data on all gravities, sulfur contents, net Barrels of the crude oil received into Cameron Highway, and Platt's Quote prices. The gravities will be determined from the custody transfer receipt tickets written by the CHOPS. The sulfur content will be determined based on samples secured by the CHOPS from the composite sampler at the time the custody transfer receipt tickets are written. The gravity will be determined by ASTM 287 (Standard Test Method for API gravity of Crude Petroleum and Petroleum Products) and the sulfur content pursuant to ASTM D-2622 (ASTM D-4294 is acceptable if ASTM D-2622 is not available) (Standard Test Method for Sulfur in Petroleum Products).

6. If any producer fails to perform any Quality Bank payment obligation as established herein, CHOPS will make equivalent payment into the Quality Bank within five (5) Days of such failure, to enable distribution of funds to producers due credits. CHOPS will, however, have the right to withhold payment of or offset against, any moneys due such failing producer pursuant to the Purchase and Sale Agreement between the producer and CHOPS to recover or otherwise fulfill any and all of producer's Quality Bank payment obligations.

7. CHOPS agrees that all transfers of interest in Cameron Highway will be made subject to this Agreement and will require the transferee to assume as to such interest all of the obligations of CHOPS under this Agreement which accrue on or after the effective date of the transfer.

8. Notwithstanding anything to the contrary set forth in Article XV of the Agreement, inasmuch as CHOPS has agreed to operate the Quality Bank without profit, and except to the extent resulting from the gross negligence or willful misconduct of CHOPS, Unocal hereby fully releases and agrees to indemnify the CHOPS from all claims, actions and demands for loss by, or damage to, CHOPS or Unocal arising out of, in connection with, or as an incident to any act or omission, including any negligence, of the CHOPS or its employees, agents or contractors, in the administration of the Quality Bank. Neither CHOPS nor Unocal will be liable to CHOPS or other producers, or to any third person, in respect to obligations or liabilities incurred by CHOPS or other producers in connection with their separate business unrelated to said Cameron highway, and obligations to CHOPS or Unocal under this Agreement are several and not joint or in solido to CHOPS or other producer.

9. Any individual producer, or his representative, will, at any time during normal business hours and upon reasonable notice, have access to the books, accounts and records of CHOPS for the purpose of verifying that CHOPS is operating the process of adjustments and determining values in accordance with the provisions of this Quality Bank. Samples used for Quality Bank calculations will be retained by CHOPS for 60 days following the month in which the samples were obtained. Cost of such individual audits will be borne by the producer(s) requesting the audit.

                                   SECTION VI.
                                 PERIODIC REVIEW

1. The Quality Bank will be periodically reviewed and updated in accordance with the following:

            - Immediately prior to the date when Cameron Highway common stream replaces Mars crude oil as a component of differential market price, in order to re-establish adjustment factors and verify satisfactory correlation of an updated database.

            - At any time a quality parameter other than gravity or sulfur significantly affects the pricing of the Cameron Highway common stream, or the pricing of LLS or Mars (if Mars is then currently being used as the proxy to Cameron Highway common stream).

            - Every five years following April 30, 2002, to determine if the market for database crude oil types or the Cameron Highway common stream has changed sufficiently to warrant modifications of the adjustment factors or formulas used by the Quality Bank.

2. In any subsequent review of the Quality Bank, the Cameron Highway common stream will be incorporated into the crude oil database if sufficient independently published price data are available. Other crude oils commonly marketed on the USGC may also be added at this time if required to expand the range of the crude oil database to ensure it encompasses the full range of gravity and sulfur applicable to crude oil streams that might be introduced into the pipeline system. These other crude oils will only be added if appropriate pricing data from an independent source is available covering the specified period.

3. The following criteria will be used in assembling a historical database.

         - It will include commercially traded Gulf of Mexico originating crude oil streams (types) that are representative of the U.S. Gulf Coast ("USGC") market and for which there are sufficient published price data.

         Import crude oils that routinely compete in the USGC market will be added to the historical database to cover the full range of key quality parameters anticipated to be seen in the pipeline system.

         - If pricing data is based on transactions, such pricing must be continuously available from publicly available sources for the crude oils used, and ideally cover one (multiple preferred) pricing cycle.

         -  Accurate assay data on the crude oils must be available.

         - Certain crude oils will be excluded from the database based on the characteristics listed below, provided that (i) such characteristic is not taken into account in the Quality Bank and (ii) the Cameron Highway common stream does not, or is not expected to, have such characteristic.

            -     Crude oils that are not chemically similar.

            - Crude oils that are known to routinely contain contaminants, to a degree that market price is significantly affected.

            - Crude oils whose assays indicate they are not whole crude oils.

4. A historical database will contain, at a minimum, the prices, API gravity and sulfur content of each selected crude oil type. To the extent possible, the database should contain crude oil types which encompass the full range of gravity and sulfur applicable to crude oil streams that might be introduced into the pipeline system and provide sufficient variation of the key quality parameters to yield a robust Quality Bank. It is expected the database will include the most recently available monthly data for a minimum period encompassing not less than one complete crude oil pricing cycle or twelve consecutive months, whichever is greater. The database will be extended to a longer period if the required data are available, provided that the database will not be extended beyond sixty (60) months unless a determination is made that market conditions and transportation costs do not distort the older data.

5. For the purpose of correlating the key quality parameters to price, the published crude oil price for each crude oil type will be adjusted to a commonly accepted market clearing location on the USGC for that type. . All costs that are reasonably expected to be incurred in transporting each crude oil from its usual marketing center to the selected market clearing location, using predominant and efficient transportation, will serve as the basis for such adjustments.

6. All transportation costs will be based on arms-length transactions, and will exclude discounted or contract rates (such as those requiring minimum shipments over a specified period of time). If pipeline tariffs are not published then purchase and sale (buy/sell) differentials may be substituted, provided that such differentials are known or can be reasonably estimated from trade experience or market pricing.

7. Other types of adjustments to deal with different pricing bases and timing biases may be made as reasonably determined to be necessary or convenient.

                                     TABLE 1
                    SAMPLE CALCULATION OF CHOPS QUALITY BANK

GRAVITY AND SULFUR WEIGHTING FACTORS

                                                 GRAVITY LIMITS
                                        API Gravity           Deemed Gravity
                                        ------------------------------------
GRAVITY WEIGHTING (GW) =       31.50%   37 or less            API Gravity
SULFUR WEIGHTING (SW) =        44.30%   Between 37 - 45       37 API
                                               45 or greater         80 - API

PLATT'S PRICING AND TESTED QUALITY      (Platt's Quote = Average Trade Month
                                        High/Low Mean, Workdays Only)

                     Platt's
     Month    Crude   Quote   Gravity  Sulfur
---------------------------------------------
    Mar-02      LLS  $ 20.76   38.60    0.31%
    Mar-02     Mars  $ 18.37   29.90    1.93%
                     -----------------------
Difference           $  2.39    8.70   -1.62%

CURRENT MONTH GRAVITY AND SULFUR ADJUSTMENT FACTORS

a = LLS - Mars Price Differential =           $  2.3900
b = LLS - Mars Gravity Differential =              8.70
c = Mars - LLS Sulfur Differential =               1.62

GAF        = (GW times a) divided by b =      $0.086534 per degree API
SAF        = (SW times a) divided by c =      $0.653562 per % sulfur

CALCULATION OF QUALITY BANK CREDIT/DEBIT

                     T                          PG                               PG - WAG          GRAVITY
GRAVITY      (Prod Vol in Bbls)  API Grav  (Prod Gravity)    Bbls X PG       (Grav Difference)  CREDIT / (DEBIT)
-----------  ---------------------------------------------------------------------------------------------------
Producer A      4,200,000.00       22.8        22.80         95,760,000          (3.881667)      ($1,410,771.67)
Producer B      2,100,000.00       37.5        37.00         77,700,000          10.318333        $1,875,072.44
Producer C      1,500,000.00       24.7        24.70         37,050,000          (1.981667)      ($  257,223.75)
Producer D        450,000.00       32.5        32.50         14,625,000           5.818333        $  226,568.91
Producer E        750,000.00       60.0        20.00         15,000,000          (6.681667)      ($  433,645.93)
              --------------               ----------------------------                          --------------
      Total     9,000,000.00                                240,135,000                          ($        0.00)
                                  WAG =    26.681667       = Weighted Avg PG

                      T                    PS                              WAS - PS                SULFUR
  SULFUR       (Prod Vol in Bbls)   (Prod wt% Sulfur)      Bbls X PS    (Sulfur Difference)     CREDIT / (DEBIT)
------------   -------------------------------------------------------------------------------------------------
Producer A         4,200,000.00            2.96            12,432,000        (0.945000)         ($2,593,986.50)
Producer B         2,100,000.00            0.99             2,079,000         1.025000           $1,406,791.62
Producer C         1,500,000.00            1.98             2,970,000         0.035000           $   34,311.99
Producer D           450,000.00            1.12               504,000         0.895000           $  263,221.99
Producer E           750,000.00            0.20               150,000         1.815000           $  889,660.90
               ------------------------------------------------------                            -------------
      Total        9,000,000.00                            18,135,000                            $        0.00
                          WAS =        2.015000        = Weighted Avg PS

                  CREDIT / (DEBIT) = PAYMENT FROM / (TO) BANK


TOTAL                         Gravity                  Sulfur                  Total
------------              ----------------------------------------------------------------
Producer A                ($  1,410,771.67)       ($  2,593,986.50)       ($  4,004,758.17)
Producer B                 $  1,875,072.44         $  1,406,791.62         $  3,281,864.06
Producer C                ($    257,223.75)        $     34,311.99        ($    222,911.76)
Producer D                 $    226,568.91         $    263,221.99         $    489,790.90
Producer E                ($    433,645.93)        $    889,660.90         $    456,014.98
                          ----------------------------------------------------------------
      Total               ($          0.00)        $          0.00        ($          0.00)

                                   EXHIBIT "D"

                MEMORANDUM OF AGREEMENT AND RECORDABLE AGREEMENT

         I. PURPOSE. This Recordable Agreement dated as of February 12, 2003, (this "AGREEMENT") is executed to (i) bind the parties hereto to the agreements and covenants contained herein and (ii) effect notice to third parties of the agreements and covenants contained herein and in that certain Purchase and Sale Agreement entered into as of even date herewith (the "PURCHASE AND SALE AGREEMENT"), by and between Cameron Highway Oil Pipeline Company ("COMPANY"), on the one hand, and Union Oil Company of California ("PRODUCER"), on the other hand.

         II. DESCRIPTION OF THE PROPERTY. This Agreement and the Purchase and Sale Agreement affect all of Producer's right, title and interest (whether now owned or hereafter acquired during the term of this Agreement) in and to any hydrocarbons or crude oil ("OIL"), underlying the lands located offshore Louisiana, Gulf of Mexico, Outer Continental Shelf, in the areas and blocks listed below (collectively, the "DEDICATED LEASES"):

   Areas                                      Blocks
   -----                                      ------
Green Canyon                                    738
Green Canyon                                    739
Green Canyon                                    781
Green Canyon                                    782
Green Canyon                                    783
Green Canyon                                    785
Green Canyon                                    786
Green Canyon                                    787

                  For purposes of this Agreement, "DEDICATED PRODUCTION" includes all of the Oil now or hereafter owned by Producer that is produced from the Dedicated Leases.

         III. CONSIDERATION. Producer and Company executed and entered into this Agreement and the Purchase and Sale Agreement for and in consideration of, among other things, the execution of, and the premises and mutual covenants contained in, this Agreement and the Purchase and Sale Agreement, including, without limitation, the agreements described in Articles IV-VII below, and other good and valuable consideration (the receipt and sufficiency of which is hereby confirmed and acknowledged).

         IV. TENDER AND COMMITMENT OF PRODUCTION. Producer permanently tendered and committed (subject to the terms and conditions of the Purchase and Sale Agreement), and Producer hereby permanently tenders and commits, to Company for delivery to, and gathering by, Company all Oil owned by Producer and produced, saved and marketed from the Dedicated Leases. In addition, Producer agreed, and agrees, that any attempted assignment or transfer of any interest in such production will be null and void unless such transfer includes an express provision stating that such assignment or transfer is made subject to the terms of this Agreement and the Purchase and Sale Agreement and the transferee agrees to be bound by the terms and conditions of this Agreement and the Purchase and Sale Agreement.

         V. AGREEMENT TO BE BOUND. Company and Producer have executed and entered into this Agreement and the Purchase and Sale Agreement for the consideration herein described and hereby agree that the terms and conditions of this Agreement and the Purchase and Sale Agreement contain all necessary terms and conditions for the agreements described herein to be binding upon the parties hereto, and Company and Producer agree to be bound by the terms and conditions of this Agreement and the Purchase and Sale Agreement. Company and Producer acknowledge and agree that (i) this Agreement has been executed in addition to the Purchase and Sale Agreement and not as a replacement, supplement or other amendment to any of the terms and conditions in the Purchase and Sale Agreement and (ii) the Purchase and Sale Agreement contains terms and conditions similar to those described herein and covering the subject matter hereof as well as other terms and conditions. The terms and conditions of this Agreement and the Purchase and Sale Agreement will be construed together; provided, however, that the terms and conditions contained in the Purchase and Sale Agreement will govern and control any conflicts, ambiguities or inconsistencies between the terms and conditions of this Agreement and the Purchase and Sale Agreement.

         VI.      NAMES AND ADDRESSES OF PARTIES:

                  If to Company to:
                  Cameron Highway Oil Pipeline Company
                  Attn: Manta Ray Gathering Company, L.L.C., Operator Four Greenway Plaza
                  Houston, Texas  77046
                  Telephone: (832) 676-5666
                  Telecopy: (832) 676-1710

                  If to Producer to:

                  UNOCAL
                  14141 Southwest Freeway
                  Sugarland, TX 77478
                  Attn: Ronald Kaltenbaugh
                  (281)287-5964 (telephone)
                  (281)287-7327(facsimile)

         VII. MISCELLANEOUS. This Agreement (i) may be executed in multiple counterparts, each of which, when executed, will be deemed an original, and all of which will constitute but one and the same instrument, (ii) may enforced by specific performance and (iii) WILL BE GOVERNED BY TEXAS LAW TO THE EXTENT THE LAW OF ANOTHER JURISDICTION IS NOT REQUIRED TO BE APPLIED. Subject to the provisions of this Agreement and the Purchase and Sale Agreement, any Party may transfer, assign or otherwise alienate any or all of its rights, title or interest under this Agreement (such transfers will hereinafter be referred to as "assignments") to any other Person with or without the consent of all of the other Parties; provided, however, that no such assignment will be effective as to the nonassigning Party or Parties until the assigning Party has delivered written notice of such assignment to all nonassigning Parties.

         IN WITNESS WHEREOF, the Parties have hereunto executed this Agreement as of the date first written in the Preamble.

                                            COMPANY

                                            CAMERON HIGHWAY OIL PIPELINE COMPANY

                                            By:_________________________________

                                            Printed Name:_______________________

                                            Title:______________________________

                                            PRODUCER
                                            UNION OIL COMPANY OF CALIFORNIA

                                            By:_________________________________

                                            Printed Name:_______________________

                                            Title:______________________________

         STATE OF  [TEXAS/LOUISIANA]
         COUNTY OF _______________

         This instrument was acknowledged before me on ____________, 2003, by _______________, the __________ of Cameron Highway Oil Pipeline Company on behalf of said partnership.

                                               _________________________________
                                               Notary Public, State of Texas

         STATE OF  [TEXAS/LOUISIANA]
         COUNTY OF _______________

         This instrument was acknowledged before me on ____________, 2003, by _______________, the __________ of Union Oil Company of California on behalf of said company.

                                               _________________________________
                                               Notary Public, State of Texas

                                   EXHIBIT "E"

                           OIL QUALITY SPECIFICATIONS

1. Crude Oil delivered by Producer to CHOPS under the terms of this Purchase and Sale Agreement will conform to the specifications and operating conditions required by other refineries, terminals or pipelines downstream of the Delivery Point(s)and Additional Delivery Points ultimately receiving the Crude Oil (the "Downstream Facilities") and will meet the following specifications except if the specifications of the Downstream Facilities should be more stringent

         (a) Viscosity, Gravity, and Pour Point. The Crude Oil must be good and merchantable Crude Oil of such viscosity, gravity and pour point such that it will be readily susceptible for movement through Cameron Highway, and subject to the Quality Bank, will not materially affect or damage the quality of other shipments or cause disadvantage to other shippers and/or CHOPS. No Crude Oil will be accepted for purchase which has a pour point greater than 40 degrees Fahrenheit or viscosity greater than 400 Saybolt Universal Seconds at 60 degrees Fahrenheit unless under terms and conditions acceptable to CHOPS.

         (b) Basic Sediment, Water and Other Impurities. The Crude Oil will not have a content consisting of more than one percent (1%) of basic sediment, water or other impurities. CHOPS reserves the right to reject Crude Oil containing more than one percent (1%) of basic sediment, water, and other impurities, except that sediment and water limitations of a connecting carrier may be imposed upon CHOPS when such limits are less than that of CHOPS, in which case the limitations of the connecting carrier will be applied.

         (c) Vapor Pressure. The Crude Oil will not have a Reid Vapor Pressure (RVP) of more than 8.6 pounds per square inch. During the winter months (October through November), Crude Oil with a maximum RVP of 9.6 will be accepted. Crude Oil with a maximum RVP above 9.6 may be accepted at the discretion of Cameron Highway.

         (d) Refined. The Crude Oil will not have been partially refined or altered in any way so as to impact its value.

         (e) Contamination. The Crude Oil will not have been contaminated by the presence of any chemicals, chlorinated and/or oxygenated hydrocarbons, arsenic, or other metals; provided, however, that this Section 1(f) will not prohibit Producer's use of corrosion/paraffin inhibitors, asphaltene dispersants or demulsifiers in its platform or pipeline operations. The Crude Oil will not have been contaminated by the presence of methanol. Producer will contact CHOPS prior to subsea well start-up, well unloading operations, and other procedures requiring the use of methanol.

2. If any Crude Oil delivered and sold by Producer to CHOPS hereunder fails at any time to conform to the applicable specifications above, then, subject to 5(a) below, CHOPS will immediately have the right to discontinue purchasing such non-conforming Crude Oil so long as such Crude Oil continues to be non-conforming. In any event, Producer will undertake commercially reasonable measures to eliminate the cause of such non-conformance. Producer will be held responsible for any disposal required and/or expenses incurred in CHOPS' handling of such non-conforming Crude Oil.

3. Assay. Upon initial start up of production, a laboratory analysis of Crude Oil will be submitted to CHOPS by Producer and will include API gravity, Reid vapor pressure, pour point, sediment and water content, sulfur content, viscosity at 60 and 100 degrees Fahrenheit, and other characteristics as may be required by CHOPS.

4. CHOPS reserves the right to periodically sample and test the quality of the Crude Oil delivered by Producer at the Receipt Point(s). CHOPS shall be responsible for all costs attributable to such periodic sampling and testing.

5. To the extent CHOPS must discontinue redelivery of Cameron Highway common stream Crude Oil to one or more of the Delivery Points as a result of Producer's non-conformance hereunder, Producer and CHOPS agree to the following:

         (a) If Producer is the sole party nominating deliveries to such Delivery Point(s) and Additional Delivery Points that is not accepting the common stream, CHOPS will continue to accept and redeliver Producer's Crude Oil to the other Delivery Point(s) that are accepting the common stream until such time as CHOPS is required to again deliver Crude Oil to any Delivery Point or Additional Delivery Point that is not accepting the common stream by another party delivering conforming Crude Oil. It being the intent of both of the Parties that CHOPS will continue to accept and redeliver Producer's Crude Oil so long as redeliveries can be made to any Delivery Point and any Additional Delivery Point and Cameron Highway does not have to curtail its deliveries to any Delivery Point or Additional Delivery Point due to Producer's non-conformance.

         (b) If third-party conforming Crude Oil is nominated to any Delivery Point or Additional Delivery Point that is not accepting the common stream, CHOPS will immediately have the right to discontinue purchasing Crude Oil so long as such Crude Oil continues to be non-conforming. In any event, Producer will undertake commercially reasonable measures to eliminate the cause of such non-conformance.

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

         This CONSTRUCTION AGREEMENT (this "Agreement") is entered into effective as of the 23rd day of June, 2003 ("Effective Date") among BP Exploration & Production Inc., a Delaware corporation ("BP"), Mardi Gras Transportation System Inc., a Delaware corporation ("Mardi Gras"), Cameron Highway Oil Pipeline Company, a Delaware general partnership ("CHOPS"), and GulfTerra Energy Partners, L.P., a Delaware limited partnership ("GTM"), successor to El Paso Energy Partners, L.P. BP, Mardi Gras, CHOPS and GTM are individually referred to herein as a "Party" and collectively as "Parties". CHOPS and GTM are collectively referred to herein as the "CHOPS Parties".

                              W I T N E S S E T H:

         WHEREAS, BP is a working interest owner in certain offshore oil and gas leases located in the southern Green Canyon Area of the Gulf of Mexico, and along with its co-working interest owners in the leases, are developing or are planning to develop the associated fields for the production of oil and gas;

         WHEREAS, the CHOPS Parties will construct and install (or cause the construction and installation of) (a) an offshore Crude Oil pipeline, depicted in Exhibit A, that will extend from a connection with the Caesar System at Ship Shoal Block 332 to the Delivery Points, (b) the SS 332 B Platform, and (c) all related equipment and facilities (collectively, "Cameron Highway"), and the CHOPS Parties will purchase Crude Oil provided by BP (or its designee) and resell volumes of Crude Oil to BP (or its designee) at the Delivery Points pursuant to that certain Purchase and Sale Agreement dated as of even date herewith among the CHOPS Parties and BP (as such agreement may be modified and amended from time-to-time, the "Purchase and Sale Agreement");

         WHEREAS, BP, Mardi Gras and the CHOPS Parties desire to document the rights and obligations of each of the Parties with regard to the design, fabrication, installation, construction, and operation of Cameron Highway as set forth in this Agreement;

         WHEREAS, as a material inducement to BP's and Mardi Gras' agreeing to enter into this Agreement, GTM is entering into this Agreement as a joint and several primary obligor with respect to the obligations of CHOPS hereunder;

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending hereby to be legally bound, the Parties hereby agree and stipulate as follows:

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

                                    ARTICLE I

                                   DEFINITIONS

As used herein, the initially capitalized terms listed below shall have the following meanings:

         "AAA" shall mean the American Arbitration Association.

         "API" shall mean the American Petroleum Institute.

         "ADDITIONAL DELIVERY POINTS" shall have the meaning set forth in the Purchase and Sale Agreement.

         "AFFILIATE" shall mean, as to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such first Person. As used in this definition, the term "control" (including the phrases "controlled by" and "under common control") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns, directly or indirectly, more than 50% of the voting interests in any Person will be deemed to control such Person.

         "AGREEMENT" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "ATLANTIS" shall have the meaning set forth in the Purchase and Sale Agreement.

         "BOPD" shall mean Barrels of Crude Oil per Day.

         "BP" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "BP GROUP" shall mean BP and its Affiliates, subsidiaries, co-working interest owners, members and joint venturers and the respective employees, officers, directors, representatives, agents, contractors and subcontractors of each.

         "BP PRODUCTS" shall mean BP Products North America Inc., a Maryland corporation.

         "BARREL" shall mean forty-two (42) U.S. gallons at a temperature of 60 degrees F and 0 Psig.

         "BUSINESS DAY" shall mean Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States or the States of Texas or Louisiana shall not be regarded as a Business Day.

         "CAESAR" shall mean Caesar Oil Pipeline Company, LLC, a Delaware limited liability company, of which Mardi Gras is a member and is the designated construction manager and operator of the Caesar System.

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

         "CAESAR SYSTEM" shall mean the offshore Crude Oil pipeline consisting of approximately sixty (60) miles of twenty-eight inch (28") trunkline and all related laterals and equipment and facilities to be owned, constructed and installed by Caesar or its designee(s) that will begin from the area of the Initial Dedicated Leases and extend to platforms and/or interconnections with other pipelines, including to Ship Shoal Block 332 where it will connect into Cameron Highway.

         "CAMERON HIGHWAY" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

         "CAMERON HIGHWAY COMPLETION DATE" shall mean the date on which Cameron Highway is Fully Operational.

         "CAMERON HIGHWAY MOU" shall mean that certain Memorandum of Understanding dated effective February 11, 2002 among BP, Mardi Gras, EPN, and Manta Ray, as amended.

         "CHOPS" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "CHOPS PARTIES" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "CHOPS PARTIES CAP" shall have the meaning set forth in Section 2.3(a)(iv).

         "CHOPS PARTIES GROUP" shall mean each of CHOPS and GTM, and their respective Affiliates members, subsidiaries, co-owners, and joint venturers and its and their respective employees, officers, directors, representatives, agents, pipeline operators, construction managers, contractors and subcontractors.

         "COMPUTER TAPES" shall have the meaning set forth in Section 5.13(e) of this Agreement.

         "CONFIDENTIAL INFORMATION" means this Agreement and any other written data or information that is privileged, confidential or proprietary, except information that (a) is a matter of public knowledge at the time of its disclosure or is thereafter published in or otherwise ascertainable from any source available to the public without breach of this Agreement, (b) constitutes information that is obtained from a third party (who or which is not a member or an Affiliate of one of the Parties) other than by or as a result of unauthorized disclosure or (c) prior to the time of disclosure had been independently developed by the receiving Party or its members or Affiliates not utilizing improper means.

         "CONFIDENTIALITY AGREEMENT" shall mean that certain Confidentiality Agreement dated April 3, 2001 by and between Amoco Production Company, BP Exploration & Oil Inc. and EPN, as amended.

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

         "CONSTRUCTION PERIOD" shall have the meaning set forth in Section 5.25(b) of this Agreement.

         "CRUDE OIL" shall mean the liquid hydrocarbon production from wells, or a blend of such, in its natural form, not having been enhanced or altered in any manner or by any process (other than those processes that normally occur on an offshore production facility) that would result in misrepresentation of its true value for adaptability to refining as a whole crude oil.

         "DAY" shall mean a period of twenty-four (24) consecutive hours, beginning and ending at 7:00 A.M. (CST).

         "DEDICATED LEASES" shall have the meaning set forth in the Purchase and Sale Agreement.

         "DEDICATED PRODUCTION" shall have the meaning set forth in the Purchase and Sale Agreement.

         "DELIVERY POINTS" shall have the meaning set forth in the Purchase and Sale Agreement.

         "DISPUTE(S)" shall have the meaning set forth in Section 5.22.

         "EFFECTIVE DATE" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "EPN" shall mean El Paso Energy Partners, L.P., predecessor to GTM.

         "FERC" shall mean the Federal Energy Regulatory Commission and any successor governmental agency.

         "FINANCIALLY CAPABLE ENTITY" shall mean an entity ("Proposed Assignee") whose financial capability and resources, for purposes of this Agreement, shall be evaluated based on (a) the financial wherewithal of such entity and (b) any guaranty, agreement or other obligation of any other Person (including a Proposed Assignee's parent entity) to the extent such guaranty, agreement or other obligation provides for such Person to be financially obligated for the obligations of the Proposed Assignee in connection with any applicable assignment of this Agreement to the Proposed Assignee.

         "FORCE MAJEURE" shall mean causes, conditions, events or circumstances affecting the Parties, or downstream or upstream facilities that are beyond the reasonable control of the Party claiming Force Majeure. Such causes, conditions, events and circumstances may include, without limitation, acts of God, wars (declared or undeclared), hostilities, acts of terrorism, strikes, lockouts, riots, floods, fires, storms, storm warnings, industrial disturbances, acts of the public enemy, sabotage, blockades, insurrections, epidemics, landslides, lightning, earthquakes, washouts, arrests and restraints of rulers and peoples, civil disturbances, explosions, breakage or accidents to machinery or lines of pipe, hydrate obstruction or blockages of any kind of lines of

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY
pipe, abnormal operating conditions on a Party's facilities, repairs, improvements, replacements or alterations to plants, lines of pipe or related facilities, inability of a Party to obtain necessary machinery, drilling or workover rigs, materials, permits, easements or rights-of-way on reasonable terms, freezing of a well or delivery facility, well blowout, cratering, depletion of reserves, the partial or entire failure of a well, the act of any court or governmental authority prohibiting a Party from discharging its obligations under this Agreement or resulting in diminutions in service and conduct that would violate any applicable law, all of which events must be beyond the reasonable control of the Party claiming such event as Force Majeure. Notwithstanding anything in this definition of "Force Majeure" to the contrary, none of the following events shall be regarded as events of Force Majeure: (a) the inability of a Party to (i) make payments when due, (ii) be profitable,
(iii) secure funds, (iv) arrange bank loans or other financing, or (v) obtain credit, (b) the failure of Cameron Highway to be established and/or maintained as a private pipeline system, (c) any portion of Cameron Highway being made subject to the jurisdiction of any governmental authority, (d) a governmental authority or court requiring a pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, (e) any curtailment of Crude Oil by the owner or operator of Cameron Highway as a direct response to a claim or threatened claim of any party related to the OCSLA, or (f) the lack of or failure to obtain any Poseidon SS 332 A Approval or the failure of any Poseidon SS 332 A Approval to be valid, binding or effective for any reason.

         "FULLY OPERATIONAL" shall mean that Cameron Highway, including all Delivery Points, is completed, active and operational such that it is capable of receiving all Dedicated Production at the Receipt Points and delivering an equivalent volume of Crude Oil at the Delivery Points.

         "GB 72" shall mean the existing platform owned by GTM and GOM Shelf, LLC located in Garden Banks Block 72, Gulf of Mexico.

         "GTM" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "GOVERNMENTAL AGENCIES" shall mean the FERC and any governmental agencies claiming or asserting jurisdiction under the OCSLA.

         "HI A-5"C"" shall mean a platform to be owned by CHOPS located in the area of High Island Block A-5, which Cameron Highway is anticipated to cross.

         "HOLSTEIN" shall have the meaning set forth in the Purchase and Sale Agreement.

         "INITIAL DEDICATED LEASES" shall have the meaning set forth in the Purchase and Sale Agreement.

         "INITIAL CAMERON HIGHWAY RECEIPT POINT" shall have the meaning set forth in the Purchase and Sale Agreement.

         "INTERCONNECT AGREEMENT" shall mean that certain Offshore Facilities Interconnection, Construction and Operating Agreement dated as of even date herewith among Caesar, Manta

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

Ray, CHOPS, and GTM as such agreement may be modified, amended, restated or replaced from time to time.

         "INTERCONNECT PARTIES" shall mean (a) Caesar, Facsimile Number 281-366-7910, Attn: Vice President, (b) Manta Ray, Facsimile Number 832-676-1710, Attn: President, (c) Mardi Gras, Facsimile Number 281-366-7910,
Attn: Vice President, (d) CHOPS, Facsimile Number 832-676-1710, Attn: President, and (e) GTM, Facsimile Number 832-676-1710, Attn: President.

         "LENDER LIENS" shall have the meaning set forth in Section 5.14 of this Agreement.

         "MMS" shall mean the Minerals Management Service and any successor governmental agency.

         "MAD DOG" shall have the meaning set forth in the Purchase and Sale Agreement.

         "MANTA RAY" shall mean Manta Ray Gathering Company, L.L.C., a direct wholly-owned subsidiary of GTM, and a member of Atlantis Offshore, LLC.

         "MARDI GRAS" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "MARDI GRAS GROUP" shall mean Mardi Gras and its Affiliates, subsidiaries, co-owners, members and joint venturers and its and their respective employees, officers, directors, representatives, agents, contractors and subcontractors.

         "NON-SUBMITTING PARTIES" shall have the meaning set forth in Section
5.22 of this Agreement.

         "OCSLA" shall mean the Outer Continental Shelf Lands Act (43 U.S.C. Sections 1331 et seq.) as in effect on February 11, 2002, and any regulations or rules promulgated thereunder by Governmental Agencies and decisions of courts interpreting same.

         "OPERATIONAL" shall mean that Cameron Highway is active and operational such that it is capable of receiving all Dedicated Production at the Receipt Points and delivering an equivalent volume of Crude Oil to at least one (1) but less than or equal to three (3) Delivery Points.

         "OTHER RECORDS" shall have the meaning set forth in Section 5.13(e) of this Agreement.

         "PARTIES" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "PARTY" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "PERSON" shall mean any individual, governmental authority, corporation, limited liability company, partnership, limited partnership, trust, association or other entity.

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

         "POSEIDON PIPELINE" shall mean the Crude Oil pipeline system owned by Poseidon Oil Pipeline Company, L.L.C. consisting of approximately (a) 117 miles of pipeline extending from GB 72 to the SS 332 A Platform, (b) 122 miles of pipeline extending from the SS 332 A Platform to Houma, Louisiana, (c) 32 miles of pipeline extending from Ewing Bank Block 873 to South Timbalier Block 212, and (d) 17 miles of pipeline extending from Garden Banks Block 260 to South Marsh Island Block 205, as such pipeline system may be modified or extended.

         "POSEIDON SS 332 A APPROVAL" shall have the meaning given to such term in the Interconnect Agreement.

         "PROPOSED ASSIGNEE" shall have the meaning set forth in the definition of the term "Financially Capable Entity".

         "PSIG" shall mean pounds per square inch gauge.

         "PURCHASE AND SALE AGREEMENT" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

         "RECEIPT POINTS" shall mean the points including, without limitation, the Initial Cameron Highway Receipt Point, where the CHOPS Parties shall receive and purchase Crude Oil pursuant to the Purchase and Sale Agreement.

         "REQUIRED COMMENCEMENT DATE" shall have the meaning set forth in
Section 2.1(a) of this Agreement.

         "RULES" shall mean the then current Commercial Arbitration Rules of AAA.

         "SGC FIELDS" shall mean Atlantis, Holstein and Mad Dog.

         "SS 332 A PLATFORM" shall mean the existing platform owned by Atlantis Offshore, LLC, located in Ship Shoal Block 332, Gulf of Mexico.

         "SS 332 B PLATFORM" shall mean the platform to be constructed and installed by the CHOPS Parties, and owned by CHOPS, and located in Ship Shoal Block 332, Gulf of Mexico, which platform is included in the definition of "Cameron Highway".

         "SUBMITTING PARTY" shall have the meaning set forth in Section 5.22 of this Agreement.

         "SUPPLEMENTARY AGREEMENT" shall mean that certain Cameron Highway Supplementary Agreement dated as of even date herewith among BP, GTM and Mardi Gras.

         "TEXAS CITY LATERAL" shall have the meaning set forth in the Purchase and Sale Agreement.

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

                                   ARTICLE II
                       CONSTRUCTION, OWNERSHIP, OPERATION
                               OF CAMERON HIGHWAY

         2.1      Construction Responsibilities and Activities.

                  (a) Subject to the terms and conditions of this Agreement, the CHOPS Parties shall (i) design, fabricate, construct, install and commission Cameron Highway (with CHOPS owning Cameron Highway) at their sole cost, risk, liability and expense, and (ii) use commercially reasonable efforts to ensure that Cameron Highway is Fully Operational no later than 12:01 a.m. on August 15, 2004 (as such date may be adjusted pursuant to Section 2.1(c) below, the "Required Commencement Date"). In addition, the CHOPS Parties shall cause the interconnection of Cameron Highway with the Caesar System as set forth in the Interconnect Agreement.

                  (b) Except as provided in Sections 2.3(c) and (d), from and after the date hereof, at the request of any Party, the Parties shall, and the CHOPS Parties shall cause Manta Ray to, meet to discuss the progress of the construction of Cameron Highway and the Caesar System and the status of the development of the SGC Fields.

                  (c) With respect to the term "Required Commencement Date", the Parties agree that the designated date of August 15, 2004 shall automatically be revised as follows: (i) such date shall be delayed on a day for day basis with the duration of any Force Majeure event(s) declared by CHOPS hereunder in excess of the first ninety (90) days of Force Majeure event(s) declared by CHOPS hereunder occurring during the construction phase of Cameron Highway, and (ii) such date shall be delayed until production actually commences from the first of the Initial Dedicated Leases to commence production. In the event of anticipated delays in the date of commencement of production from the first of the Initial Dedicated Leases that BP in its reasonable discretion believes it cannot make up, which delays would reasonably be expected to extend the Required Commencement Date beyond August 15, 2004, BP shall promptly notify CHOPS in writing of such anticipated delays and shall provide a revised Required Commencement Date to the CHOPS Parties. For purposes of this Agreement, the Required Commencement Date shall be deemed to be such revised date, as such date may be further revised by the foregoing terms of this Section 2.1(c). Upon any adjustment to the Required Commencement Date pursuant to this Section 2.1, the CHOPS Parties shall promptly notify the Interconnect Parties via facsimile of such adjustment and of the updated Required Commencement Date pursuant to this
Section 2.1.

                  (d) The CHOPS Parties (or their designee) shall design, fabricate, construct, install and commission, and shall be responsible for the design, cost, construction and installation of, all necessary facilities at each Delivery Point in order to effectuate deliveries from Cameron Highway including, without limitation, the meter facilities. CHOPS shall own all such facilities. BP shall cause BP Products to negotiate in good faith and in a timely manner with the CHOPS Parties to establish the Delivery Point at BP Products' Texas City Refinery under commercially reasonable terms. The CHOPS Parties shall be responsible for the design, cost, construction and installation of the Texas City Lateral.

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

                  (e) The CHOPS Parties shall notify the Interconnect Parties via facsimile of the Cameron Highway Completion Date promptly upon Cameron Highway becoming Fully Operational.

         2.2      Cameron Highway Pipe Diameters and Capacities.

                  (a) The CHOPS Parties shall construct Cameron Highway so that the pipeline diameters, initial pipeline capacities and expanded pipeline capacities are as set forth below. Such diameters and capacities are depicted on the schematic attached hereto as Exhibit A.

Cameron Highway         Pipeline           Initial Daily             Expanded Daily
Pipeline Segment*       Diameter        Pipeline Capacity**       Pipeline Capacity***
======================================================================================
SS 332 to GB 72            30"              400,000 BOPD             600,000 BOPD

GB 72  to HI A-5"C"        30"              500,000 BOPD             650,000 BOPD

HI A-5"C" to Sun and
   Unocal Delivery
   Point(s)                24"              350,000 BOPD             450,000 BOPD

HI A-5"C" to Seaway
   and BP Products
   Delivery Point(s)       24"              350,000 BOPD             450,000 BOPD

* The location of the pump stations and platforms in the GB 72 and HI A-5"C" are subject to further optimization so long as the above-referenced capacities are not decreased.

**       Initial Daily Pipeline Capacity shall mean the approximate maximum initial daily capacity of the pipeline segment without the use of drag reducing agents and additional pumps.

***      Expanded Daily Pipeline Capacity shall mean the approximate expanded daily capacity of the pipeline segment with the addition of additional pumps and/or drag reducing agents.

The pipeline capacities described above are peak capacities and do not include downtime on Cameron Highway. The pipeline capacities described above were developed using an API gravity of thirty degrees (30 degrees) and viscosity of
44.0 centipoise at sixty degrees Fahrenheit (60 degrees F).

                  (b) Any material changes or modifications in the pipeline capacities or diameters described in Section 2.2(a) above or in the attached Exhibit A shall require the prior written approval of BP and Mardi Gras. Any deviation of ten (10) miles or more in the Cameron Highway pipeline route described in Exhibit A shall also require the prior written approval of BP and Mardi Gras. Notwithstanding any deviation of the Cameron Highway pipeline route, the CHOPS Parties shall construct and install Cameron Highway so that deliveries of Crude Oil can be made to all of the Delivery Points.

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

         2.3      Construction Management.

                  (a) CHOPS shall be, and GTM shall cause CHOPS to be, the construction manager of Cameron Highway and shall not, and GTM will not allow CHOPS to, delegate, assign or transfer any obligations (in whole or in part) associated with the design, fabrication, construction, installation and commissioning of such pipeline and all related equipment and facilities, except as provided in Section 5.1 below. The CHOPS Parties shall keep BP and Mardi Gras apprised of any anticipated delays that would reasonably be anticipated to cause Cameron Highway not to be Fully Operational by the Required Commencement Date. In the event the CHOPS Parties notify BP and Mardi Gras of any such anticipated delays, the Parties shall promptly meet to discuss such anticipated delays. If, for reasons other than Force Majeure events or a breach of this Agreement by BP or Mardi Gras, the CHOPS Parties or any of their contractors and subcontractors fail to perform or perform in such a manner that BP and/or Mardi Gras determine that such performance or failure to perform would reasonably be expected to result in a delay in the design, fabrication, construction, installation and commissioning of any portion of Cameron Highway to the extent that Cameron Highway would reasonably be expected to not be (i) Operational by the Required Commencement Date, and (ii) Fully Operational within six (6) months following the Required Commencement Date, BP and/or Mardi Gras (or their respective designee(s)) shall notify CHOPS in writing of such concerns and the CHOPS Parties shall have sixty (60) days to remedy the situation.

                           (i)      If within such sixty (60) day period, the
CHOPS Parties have not remedied the situation to the reasonable satisfaction of BP and Mardi Gras (or their respective designee(s)), then BP and/or Mardi Gras (or their respective designee(s)) shall have the right to replace CHOPS as construction manager of Cameron Highway and complete Cameron Highway as provided in Section 2.3(a)(ii) below. BP and/or Mardi Gras (or their respective designee(s)) shall notify CHOPS in writing in the event this right to replace CHOPS as construction manager is exercised.

                           (ii)     If CHOPS receives written notice from BP
and/or Mardi Gras (or their respective designee(s)) that such Party(ies) (or their respective designee(s)) has elected to replace CHOPS as construction manager and CHOPS reasonably believes the situation described above in this
Section 2.3(a) to be remedied so that Cameron Highway is reasonably expected to be (A) Operational by the Required Commencement Date, and (B) Fully Operational within six (6) months following the Required Commencement Date, CHOPS shall give BP and Mardi Gras (or their respective designee(s)) written notice of such dispute, and the determination of whether such situation has been remedied will be submitted to one of the third party engineering firms listed on Exhibit B attached hereto. Within ten (10) days of receipt by CHOPS of the notice referenced in Section 2.3(a)(i) above, the Parties shall agree which one of the engineering firms listed on Exhibit B to utilize. The Parties shall cooperate to the maximum extent possible to furnish the engineering firm with all information and data required by the engineering firm to make such determination. The Parties shall direct the engineering firm to make its final decision within thirty (30) days of the submission of the issue to the engineering firm. During such period, CHOPS shall remain as construction manager and continue to perform all obligations and duties hereunder including without limitation the performance of all activities related to Cameron

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

Highway. During such period, BP and Mardi Gras (or their respective designee(s)) shall have the right to monitor all work performed by the CHOPS Parties, their contractors and subcontractors related to the design, fabrication, construction, installation and commissioning of Cameron Highway. Each Party shall bear its own internal costs (including, without limitation, attorney's fees and expert witness fees) attributable to the preparation and presentation of its case to the engineering firm. The fees and costs of the engineering firm shall be borne by the non-prevailing Party in the proceeding.

                           (iii)    In the event the engineering firm determines
that the CHOPS Parties' performance or failure to perform would not reasonably be expected to result in a delay in the design, fabrication, construction, installation and commissioning of any portion of Cameron Highway to the extent that Cameron Highway would reasonably be expected to be (A) Operational by the Required Commencement Date, and (B) Fully Operational within six (6) months following the Required Commencement Date, then CHOPS shall remain as construction manager.

                           (iv)     In the event the engineering firm determines
that the CHOPS Parties' performance or failure to perform would reasonably be expected to result in a delay in the design, fabrication, construction, installation and commissioning of any portion of Cameron Highway to the extent that Cameron Highway would reasonably be expected to not be (A) Operational by the Required Commencement Date, and (B) Fully Operational within six (6) months following the Required Commencement Date, then BP and/or Mardi Gras (or their respective designee(s)) (as the case may be) shall have the right to replace CHOPS as construction manager of Cameron Highway. In such event, all costs attributable to the completion of Cameron Highway (including, without limitation, design, fabrication, construction, installation and commissioning costs) shall be borne by the CHOPS Parties; provided, that in such event the total cumulative cost to be borne by the CHOPS Parties to design, fabricate, construct, install and commission Cameron Highway shall not exceed $480 million plus an additional amount directly attributable to the costs to BP and Mardi Gras resulting from or arising out of the CHOPS Parties' performance or failure to perform under this Agreement (such $480 million plus such additional amount collectively referred to as the "CHOPS Parties Cap"), which additional amount shall be mutually agreed to by the Parties. In the event the Parties cannot agree on such additional amount, the determination of such additional amount shall be determined by the third party engineering firm selected pursuant to
Section 2.3(a)(ii) above. In addition, in the event BP and/or Mardi Gras (or their respective designee(s)) replaces CHOPS as construction manager of Cameron Highway and elects, in their sole discretion, to complete Cameron Highway utilizing the CHOPS Parties' contracts and agreements with contractors and subcontractors, the CHOPS Parties shall be responsible for and shall reimburse BP and Mardi Gras for all damages, judgments, costs, fees, and expenses (including, without limitation, attorneys' fees) incurred by BP and Mardi Gras (or their respective designee(s)) related to claims and lawsuits brought by such contractors and subcontractors or their employees and agents, or for which the CHOPS Parties would have been responsible for in accordance with the indemnity provisions of such contracts and agreements had CHOPS remained as construction manager, arising out of such Cameron Highway activities and accruing after CHOPS is replaced as construction manager, but only to the extent not resulting from the negligence or misconduct of BP or Mardi Gras (or their respective

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY
designee(s)), and such obligations of the CHOPS Parties, including their reimbursement obligations, shall not be subject to the CHOPS Parties Cap. In the event BP and/or Mardi Gras (or their respective designee(s)) elect not to utilize the CHOPS Parties' contracts and agreements with contractors and subcontractors to complete Cameron Highway, and instead secure their own contracts and agreements with contractors and subcontractors, the indemnification provisions contained in Article III below shall apply. The rights to replace CHOPS as construction manager pursuant to the terms of this
Section 2.3(a) shall be rights granted only to, and exercisable by, BP and Mardi Gras (and not to permitted assignees of BP and Mardi Gras).

                           (v)      If BP and/or Mardi Gras (or their respective
designee(s)) elect to replace CHOPS as construction manager pursuant to the terms of this Section 2.3(a), the engineering firm referenced in Section 2.3(a)(ii) above shall determine the number of days such firm reasonably believes Cameron Highway would have been delayed in being (A) Operational by the Required Commencement Date, and (B) Fully Operational within six (6) months following the Required Commencement Date had CHOPS remained as construction manager. Notwithstanding anything to the contrary contained herein, (x) the CHOPS Parties shall not be liable or responsible to BP for the liquidated damages referenced in Articles XI.c. and XI.d. of the Purchase and Sale Agreement attributable to any additional delay in Cameron Highway becoming (i) Operational by the Required Commencement Date, and (ii) Fully Operational within six (6) months following the Required Commencement Date beyond that number of days as determined by such engineering firm, and (y) such replacement as construction manager, along with the express rights and remedies granted in this
Section 2.3(a), and the liquidated damages referenced in Articles XI.c. and XI.d. of the Purchase and Sale Agreement, if applicable, for that number of days of delay as determined by the engineering firm, shall be the sole and exclusive remedies (whether under contract or at law or equity) of BP and Mardi Gras with respect to any alleged delay by the CHOPS Parties in the design, fabrication, construction, installation and commissioning of any portion of Cameron Highway.

                  (b) Except as expressly set forth herein, in performing as construction manager of Cameron Highway, CHOPS is not subject to the control or direction of BP or Mardi Gras. In addition, if BP and/or Mardi Gras or their designee(s) are acting as construction manager of Cameron Highway pursuant to the terms of this Agreement, in performing as construction manager, BP and/or Mardi Gras or their designee(s), as applicable, are not subject to the control or direction of the CHOPS Parties.

                  (c) Mardi Gras and BP shall each have the right to assign representatives to the CHOPS Parties' Cameron Highway project team for the purpose of (i) monitoring the progress of the design, fabrication, construction and installation of Cameron Highway, and (ii) reviewing plans for the design, fabrication, commissioning and engineering of Cameron Highway. Specifically, BP and Mardi Gras shall each have the right to participate in technical discussions and all team meetings. Notwithstanding the foregoing, subject to Section 2.3(a)(iv) above, all final decisions shall be made by and the responsibility of the CHOPS Parties with respect to all design, fabrication, engineering, construction, installation and commissioning matters. The right to assign representatives to the CHOPS Parties' Cameron Highway project team granted above shall be a right granted only to, and exercisable by, Mardi Gras and BP (and not to permitted assignees of Mardi Gras and BP).

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

                  (d) The CHOPS Parties shall provide BP and Mardi Gras with monthly status reports regarding the progress of Cameron Highway. In addition, the CHOPS Parties shall keep BP and Mardi Gras informed of matters which a reasonable and prudent operator would reasonably expect to impact such operator's ability to have Cameron Highway Fully Operational by the Required Commencement Date.

                  (e) The CHOPS Parties shall use their commercially reasonable efforts to obtain all rights of way necessary for Cameron Highway, and after the CHOPS Parties have exhausted all commercially reasonable efforts to obtain rights of way for Cameron Highway, BP agrees to use commercially reasonable efforts to utilize its existing pipeline rights of way where beneficial to the construction of Cameron Highway. In the event BP's rights of way are utilized, BP shall be compensated by the CHOPS Parties for the use of such rights of way based on customary and reasonable practice in the pipeline industry.

         2.4 Standard of Care. The CHOPS Parties shall conduct all activities and operations in a sound and workmanlike manner, as would a reasonable and prudent operator under the same or similar circumstances, and in accordance with applicable laws, statutes, rules and regulations.

         2.5 Quality Specifications. The quality specifications for Cameron Highway are attached to this Agreement as Exhibit C.

         2.6      Governmental Approvals.

                  (a) Except for the Poseidon SS 332 A Approval, the construction of Cameron Highway and the Caesar System under this Agreement shall be subject to the applicable Parties obtaining all required governmental approvals relating to such construction.

                  (b) The CHOPS Parties shall diligently pursue and use commercially reasonable efforts to obtain all required governmental approvals in a timely manner.

         2.7 Access and Space Rights. The CHOPS Parties will use commercially reasonable efforts to obtain all access and space rights necessary on GB 72 and HI A-5"C" for the construction and installation of Cameron Highway as contemplated by this Agreement.

                                   ARTICLE III

                          INDEMNIFICATION AND INSURANCE

         3.1      MARDI GRAS GROUP.

                  (a) SUBJECT TO SECTION 2.3(a)(iv) ABOVE, MARDI GRAS SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS PARTIES GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

TO OR LOSS OF PROPERTY OF THE MARDI GRAS GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE MARDI GRAS GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE CHOPS PARTIES GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE CHOPS PARTIES GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE CHOPS PARTIES GROUP.

                  (b) SUBJECT TO SECTION 2.3(a)(iv) ABOVE, MARDI GRAS SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE BP GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE MARDI GRAS GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE MARDI GRAS GROUP, IN EACH CASE OF (i) AND
(ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE BP GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE BP GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE BP GROUP.

         3.2      CHOPS PARTIES GROUP.

                  (a) IN ADDITION TO THE LIABILITIES ASSUMED BY THE CHOPS PARTIES IN SECTION 2.3(a)(iv) ABOVE, THE CHOPS PARTIES, JOINTLY AND SEVERALLY, SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE MARDI GRAS GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE CHOPS PARTIES GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE CHOPS PARTIES GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE MARDI GRAS GROUP'S NEGLIGENCE (ACTIVE,

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE MARDI GRAS GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE MARDI GRAS GROUP.

                  (b) IN ADDITION TO THE LIABILITIES ASSUMED BY THE CHOPS PARTIES IN SECTION 2.3(a)(iv) ABOVE, THE CHOPS PARTIES, JOINTLY AND SEVERALLY, SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE BP GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE CHOPS PARTIES GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE CHOPS PARTIES GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE BP GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE BP GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE BP GROUP.

         3.3      BP GROUP.

                  (a) SUBJECT TO SECTION 2.3(a)(iv) ABOVE, BP SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE MARDI GRAS GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE BP GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE BP GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE MARDI GRAS GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE MARDI GRAS GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE MARDI GRAS GROUP.

                  (b) SUBJECT TO SECTION 2.3(a)(iv) ABOVE, BP SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS PARTIES GROUP FROM AND AGAINST ALL LOSSES,

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE BP GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE BP GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE CHOPS PARTIES GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE CHOPS PARTIES GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE CHOPS PARTIES GROUP.

         3.4      THIRD PARTIES.

                  (a) FOR PURPOSES OF THIS SECTION 3.4, "THIRD PARTIES" SHALL MEAN ALL PERSONS AND ENTITIES THAT ARE NOT INCLUDED IN THE CHOPS PARTIES GROUP, THE BP GROUP, OR THE MARDI GRAS GROUP.

                  (b) SUBJECT TO SECTION 2.3(a)(iv) ABOVE, MARDI GRAS SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS PARTIES GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE MARDI GRAS GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE MARDI GRAS GROUP AND THE CHOPS PARTIES GROUP, MARDI GRAS' INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO THE MARDI GRAS GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

                  (c) SUBJECT TO SECTION 2.3(a)(iv) ABOVE, MARDI GRAS SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE BP GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

RESULTING FROM THE NEGLIGENCE OR FAULT OF THE MARDI GRAS GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE
TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE MARDI GRAS GROUP AND THE BP GROUP, MARDI GRAS' INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO THE MARDI GRAS GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

                  (d) IN ADDITION TO THE LIABILITIES ASSUMED BY THE CHOPS PARTIES IN SECTION 2.3(a)(iv) ABOVE, THE CHOPS PARTIES, JOINTLY AND SEVERALLY, SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE MARDI GRAS GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE CHOPS PARTIES GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE MARDI GRAS GROUP AND THE CHOPS PARTIES GROUP, THE CHOPS PARTIES' INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO THE CHOPS PARTIES GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

                  (e) IN ADDITION TO THE LIABILITIES ASSUMED BY THE CHOPS PARTIES IN SECTION 2.3(a)(iv) ABOVE, THE CHOPS PARTIES, JOINTLY AND SEVERALLY, SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE BP GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE CHOPS PARTIES GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE
TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE BP GROUP AND THE CHOPS PARTIES GROUP, THE CHOPS PARTIES' INDEMNIFICATION OBLIGATION

                             CONSTRUCTION AGREEMENT
                                 CAMERON HIGHWAY

HEREUNDER SHALL BE LIMITED TO THE CHOPS PARTIES GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

                  (f) SUBJECT TO SECTION 2.3(a)(iv) ABOVE, BP SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE MARDI GRAS GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE BP GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE
TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE BP GROUP AND THE MARDI GRAS GROUP, BP'S INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO THE BP GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

                  (g) SUBJECT TO SECTION 2.3(a)(iv) ABOVE, BP SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS PARTIES GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE BP GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE
TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE BP GROUP AND THE CHOPS PARTIES GROUP, BP'S INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO THE BP GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

         3.5 GENERAL. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PARTY TO THIS AGREEMENT SHALL BE LIABLE TO THE OTHER PARTIES FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH OTHER PARTIES RESULTING FROM OR ARISING OUT OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE OR BUSINESS INTERRUPTIONS. IN FURTHERANCE OF THE FOREGOING, EACH PARTY

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

RELEASES THE OTHER PARTIES AND WAIVES ANY RIGHT OF RECOVERY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTIES' NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE OR GROSS NEGLIGENCE), FAULT OR LIABILITY WITHOUT FAULT.

         3.6 Insurance. All Parties shall procure and maintain or cause to be procured and maintained all insurance in the types and amounts as required by applicable laws, rules and regulation, to provide coverage against risks which are the subject of this Agreement, as is either customarily carried by companies owning, operating or conducting similar business(es), or as deemed necessary and reasonably requested by the Parties from time to time. Any such insurance purchased by or on behalf of any Party shall be properly endorsed to waive the insurer's rights of subrogation under any such policies against the other Parties (and the other Parties' insurers) when any such other Party is released from liability or loss or damage pursuant to this Agreement. Notwithstanding anything in this Agreement to the contrary, a Party may, in its sole discretion, elect to self-insure with respect to such coverage so long as the Party providing self insurance has the overall ability to assume and be responsible financially for any and all liability hereunder.

                                   ARTICLE IV
                                  FORCE MAJEURE

         4.1 Force Majeure. No Party shall be liable to the other Parties for failure to perform any of its obligations under this Agreement, other than the obligation to make payments pursuant to this Agreement, to the extent such performance is hindered, delayed or prevented by Force Majeure.

         4.2 Notice. A Party who is unable, in whole or in part, to carry out its obligations under this Agreement due to Force Majeure shall promptly give written notice to that effect to the other Parties stating the circumstances underlying such Force Majeure.

         4.3 Resolution. A Party claiming Force Majeure shall use commercially reasonable efforts to remove the cause, condition, event or circumstance of such Force Majeure, shall give written notice to the other Parties of the termination of such Force Majeure and shall resume performance of any suspended obligation promptly after termination of such Force Majeure.

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

                                    ARTICLE V
                                  MISCELLANEOUS

         5.1      Assignment.

                  (a)      CHOPS Parties.

                           (i)      Neither CHOPS nor GTM may assign or transfer
this Agreement or their respective obligations hereunder (including CHOPS' rights, duties and obligations as construction manager under this Agreement) (in whole or in part) unless the other (either CHOPS or GTM) is also assigning or transferring its interest in this Agreement or the obligations hereunder to the same assignee in the same assignment transaction, and any assignment or transfer by CHOPS and/or GTM of this Agreement or any obligations hereunder shall require the prior written consent of BP and Mardi Gras, such consent which may be withheld by BP and/or Mardi Gras in their sole discretion.

                           (ii)     Any assignment or transfer by the CHOPS
Parties of their obligations under this Agreement (in whole or in part) shall also include the assignment or transfer of all or a portion, as applicable, of CHOPS' ownership interest in Cameron Highway. Further, any assignee of any or all of CHOPS' right, title and interest in Cameron Highway shall agree to be bound by the terms of this Agreement and any such assignment shall be made subject to this Agreement.

                           (iii)    Any assignment or transfer of this Agreement
or the obligations hereunder (in whole or in part) by the CHOPS Parties shall be null and void unless such assignment or transfer is made in compliance with this
Section 5.1(a).

                  (b)      Mardi Gras.

                           (i)      Except as otherwise expressly provided in
this Agreement, Mardi Gras shall have the right to assign or transfer this Agreement or the obligations hereunder (in whole or in part), without the prior consent of the other Parties, to (i) Caesar or (ii) any Financially Capable Entity; provided, that any other assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of the other Parties, such consent not to be unreasonably withheld or delayed; provided further, that upon any permitted assignment by Mardi Gras, Mardi Gras shall be relieved of its obligations under this Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee.

                           (ii)     Any assignee of any or all of Mardi Gras'
right, title and interest in this Agreement shall agree to be bound by the terms of this Agreement, and any such assignment shall be made subject to this Agreement.

                           (iii)    Any assignment or transfer of this Agreement
or the obligations hereunder (in whole or in part) by Mardi Gras shall be null and void unless such assignment or transfer is made in compliance with this
Section 5.1(b).

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

                  (c) BP. Except as otherwise expressly provided in this Agreement, BP shall have the right to assign or transfer this Agreement or the obligations hereunder (in whole or in part), without the prior consent of the other Parties, to any creditworthy entity or creditworthy Affiliate of BP; provided, that any other assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of the other Parties, such consent not to be unreasonably withheld or delayed; provided further, that any assignment of BP's rights and obligations under this Agreement shall also include the assignment or transfer of all or a portion of BP's right, title or interest in the applicable Dedicated Leases. Upon any permitted assignment by BP, BP shall be relieved of its obligations under this Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee. Any assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) by BP shall be null and void unless such assignment or transfer is made in compliance with this Section 5.1(c).

                  (d) This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Parties.

         5.2      Term.

                  (a) The Construction Agreement shall become effective as of execution and delivery thereof by all of the Parties, and, except as otherwise provided herein, shall continue in effect until Cameron Highway is Fully Operational and the expiration of a subsequent one hundred twenty (120) consecutive days of Cameron Highway pipeline operations with no material operational or integrity problems.

                  (b) The provisions contained in Article III (Indemnification and Insurance), Article IV (Force Majeure), and Article V (Miscellaneous) of this Agreement shall survive the termination/expiration of this Agreement.

                  (c) Except with respect to provisions contained in this Agreement that expressly provide for sole and exclusive remedies, (i) in the event of termination of this Agreement by any Party pursuant to the terms hereof, such termination shall not be the sole remedy of such Party, and (ii) nothing contained in this Agreement shall prevent such Party from pursuing any other remedies available to such Party whether under contract or at law or equity with respect to any other Party's breach of or failure to fulfill its obligations under this Agreement.

         5.3 Laws. It is understood by the Parties that this Agreement and performance hereunder is subject to all present and future valid and applicable laws, orders, statutes, and regulations of courts or regulatory bodies (state or federal) having jurisdiction over the Parties.

         5.4 Authorizations. The Parties hereto represent that they have all requisite corporate authorizations necessary or proper to consummate this Agreement.

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

         5.5 Notices. Any notice, request, demand, statement or payment provided for in this Agreement shall be confirmed in writing and shall be made as specified below; provided, however, that notices claiming default, or initiating dispute resolution procedures, or similar matters, shall only be made using overnight mail, certified mail, or courier; and provided further, that notices of meetings and routine matters may be provided verbally or by electronic mail, effective immediately and, upon request, confirmed in writing. A notice sent by facsimile transmission shall be deemed received by the close of the Business Day on which such notice was transmitted or such earlier time as confirmed by the receiving Party and by overnight mail or courier shall be deemed to have been received two (2) Business Days after it was sent or such earlier time as is confirmed by the receiving Party unless it confirms a prior verbal communication in which case any such notice shall be deemed received on the day sent. The addresses of the Parties are set forth below:

         To Mardi Gras:             Mardi Gras Transportation System Inc.
                                    501 WestLake Park Blvd.
                                    Houston, TX 77079
                                    Attn: Commercial Manager
                                    Telephone: 281-366-4732
                                    Facsimile: 281-366-7910

         Copies with attachments:   Mardi Gras Transportation System Inc.
                                    501 Westlake Park Blvd.
                                    Houston, TX 77079
                                    Attn: Peter A. Edlund
                                    Telephone: 281-366-5614
                                    Facsimile: 281-366-7910
                                    Email: edlundpa@bp.com

         To BP:                     BP Exploration & Production Inc.
                                    501 WestLake Park Blvd.
                                    Houston, TX 77079
                                    Attn: Commercial Manager, Gulf of
                                          Mexico Deepwater Projects
                                    Telephone: 281-366-5311
                                    Facsimile: 281-366-7870
                                    Email: morristd@bp.com

         To CHOPS:                  Cameron Highway Oil Pipeline Company
                                    Attn: Manta Ray Gathering Company, L.L.C.,
                                          Operator
                                    Four Greenway Plaza, Houston, Texas 77046
                                    Attn: President
                                    Telephone: 832-676-5666
                                    Facsimile: 832-676-1710
                                    E-Mail: james.lytal@elpaso.com

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

         To GTM:                    GulfTerra Energy Partners, L.P.
                                    Four Greenway Plaza
                                    Houston, Texas, 77406
                                    Attn: President
                                    Facsimile: 832-676-1710
                                    Telephone: 832-676-5666
                                    E-Mail: james.lytal@elpaso.com

         These addresses will remain in effect for the duration of this Agreement, unless changed by notice.

         5.6 Entirety. This Agreement (including the Exhibits hereto), together with the Purchase and Sale Agreement and the Supplementary Agreement, constitutes the entire agreement between the Parties hereto relative to the subject matter hereof, and replaces and supersedes all prior agreements, conditions, understandings, representations and warranties made between the Parties with respect to the subject matter hereof, whether written or oral, including, without limitation, the Cameron Highway MOU and the Confidentiality Agreement. This Agreement is intended to be construed together with the Purchase and Sale Agreement and the Supplementary Agreement and should be interpreted so as to give full effect to this Agreement, the Supplementary Agreement and the Purchase and Sale Agreement; provided, that, in the event of any inconsistency between this Agreement and the Purchase and Sale Agreement related to the dedication, purchase and sale of the Dedicated Production, the Purchase and Sale Agreement shall govern, and in the event of any inconsistency between this Agreement and the Purchase and Sale Agreement related to the design, fabrication, construction, installation, commissioning, ownership, operation or maintenance of Cameron Highway, then this Agreement shall govern, and in the event of any inconsistency between this Agreement and the Supplementary Agreement related to the matters covered by the Supplementary Agreement, then the Supplementary Agreement shall govern.

         5.7 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES WHICH, IF APPLIED, MIGHT PERMIT OR REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, AND THE PARTIES AGREE THAT THE PLACE OF EXECUTION OF THIS AGREEMENT IS HOUSTON, HARRIS COUNTY, TEXAS, AND THAT VENUE WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT OR IN CONNECTION HEREWITH SHALL LIE IN HOUSTON, HARRIS COUNTY, TEXAS. NOTWITHSTANDING THE FOREGOING, SECTIONS 3.1(a)(ii), 3.1(b)(ii), 3.2(a)(ii), 3.2(b)(ii), 3.3(a)(ii),
AND 3.3(b)(ii) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE MARITIME LAWS OF THE UNITED STATES.

         5.8 Non-Waiver. No waiver by any Party hereto of any one or more defaults by any other Party in the performance of any of the provisions of this Agreement shall be construed as a waiver of any other default or defaults whether of a like kind or different nature. Any delay, less than any applicable statutory period of limitations, in asserting or enforcing any rights under this

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

Agreement, shall not be deemed a waiver of such rights. Failure of any Party to enforce any provision of this Agreement or to require performance by any other Party of any of the provisions hereof shall not be construed to waive such provision, or to affect the validity of this Agreement or any part thereof, or the right of any Party thereafter to enforce each and every provision hereof.

         5.9 Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and conditions of this Agreement shall nevertheless remain in full force and effect.

         5.10 Amendments. This Agreement shall not be amended or modified except by a written document executed by all the Parties.

         5.11 No Electronic Means. The Parties agree not to conduct the transactions contemplated by this Agreement by electronic means, except as specifically set forth in Section 5.5.

         5.12 Headings. The headings used for the Articles and Sections herein are for convenience and reference purposes only and shall in no way affect the meaning or interpretation of the provisions of this Agreement.

         5.13     Confidentiality.

                  (a) No Party shall disclose another Party's Confidential Information to a third party (other than such Party's and its members' or Affiliates' employees, lenders, agents, servants, counsel, contractors, consultants or accountants who need to know and agree to maintain the confidentiality of the Confidential Information in accordance with this Section 5.13) except in order to comply with any applicable law, order, regulation or exchange rule and except in connection with any arbitration in accordance with Exhibit D; provided, however, that a disclosing Party shall notify the other Parties of any proceeding of which it is aware that may result in disclosure and use reasonable efforts to prevent or limit the disclosure. The Parties shall be entitled to all remedies available at law or in equity to enforce, or seek relief in connection with, this confidentiality obligation including, without limitation, obtaining an injunction against disclosure; provided, all monetary damages shall be limited to actual direct damages and a breach of this section shall not give rise to a right to suspend or terminate this transaction.

                  (b) Notwithstanding any other provision in this Agreement, but subject to the provisions of Section 5.13(c), (i) a Party (including its members) may disclose all terms and conditions of this Agreement to (A) its members, (B) any third party where such third party is a potential bona fide purchaser or user of substantially all of a Party's or its members' assets, or of the portion of such assets affected by this Agreement, or (C) its pipeline operator, pipeline construction manager, or its contractors and consultants, (ii) the Parties may disclose Confidential Information to Manta Ray Offshore Gathering, LLC to the extent (A) related to the design, fabrication, construction, and installation of the interconnection of Cameron Highway with the Caesar System and (B) necessary in connection with the design, fabrication, construction, and installation of the interconnection of Cameron Highway with the Caesar

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

System, and (iii) Mardi Gras may disclose all terms and conditions of this Agreement to Caesar and the members thereof.

                  (c) If a Party discloses any or all of the terms and conditions of this Agreement as contemplated in paragraph (b) above, it shall do so only if a confidentiality arrangement exists, containing terms no less stringent than those provided herein, with the Person to whom such Confidential Information is to be disclosed.

                  (d) The terms of this Section 5.13 shall survive and Confidential Information received from a Party shall be kept confidential for a period of three (3) years following termination of this Agreement.

                  (e) Upon (i) the termination of this Agreement and (ii) the request of a Party, the other Parties shall return or destroy all written Confidential Information (excluding this Agreement but including written confirmation of oral communications) provided by the requesting Party which was stamped "Confidential," provided that a Party may keep a copy of a document marked "Confidential" if such Party's counsel determines that it is required to do so by law or pending the outcome of any dispute involving the Parties under this Agreement. In the event of such request, documents, analyses, compilations, studies or other materials prepared by a Party or its representatives that contain or reflect Confidential Information from the other Parties, other than computer archival and backup tapes or archival and backup files (collectively "Computer Tapes") and billing and trading records (collectively, "Other Records") shall be destroyed (such destruction to be confirmed in writing by a duly authorized officer of the returning Party) or shall be retained on a confidential basis consistent with the terms of this Agreement. Computer Tapes and Other Records shall be kept confidential in accordance with the terms of this Agreement. Notwithstanding the foregoing, no Party shall be required to destroy or return documents covered by this provision prior to the later of the expiration of applicable statutes of limitations for actions that might arise with respect to the subject matter of such documents or final action with respect to any legal action or arbitration involving such documents.

                  (f) The Parties agree that except as provided herein, each Party shall maintain its right, title and interest in all proprietary data, documentation and software furnished to the other Parties pursuant to this Agreement, except any portion of information that was supplied by the other Parties, which information shall be returned or destroyed pursuant to paragraph
(e) above.

         5.14 Representations. As of the Effective Date, each Party declares, warrants, and represents on behalf of itself (a) that it has contributed to the drafting of this Agreement or has had it reviewed by legal counsel before executing it, (b) that this Agreement has been purposefully drawn and correctly reflects such Party's understanding of the transaction that it contemplates as of the effective date hereof, (c) that this Agreement has been validly executed and delivered; (d) that this Agreement has been duly authorized by all action necessary for the authorization thereof, (e) this Agreement constitutes a binding and enforceable obligation of the Party, enforceable in accordance with its terms, and (f) that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY
will not (i) violate, conflict with, or result in a breach of any provisions of (or with notice or lapse of time or both would constitute such a breach of) any agreement, arrangement or other instrument or obligation to which such Party is a party or by which any its assets are bound, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation of any court, commission, governmental body, regulatory agency, authority, political subdivision or tribunal to which such Party is subject or by which it is bound. As of the Effective Date, the CHOPS Parties jointly and severally represent and warrant to BP and Mardi Gras that, to the best knowledge of the CHOPS Parties, there are no liens or claims filed or threatened relating to Cameron Highway (other than any liens in favor of any lenders in connection with the financing of the construction of Cameron Highway (collectively, "Lender Liens")).

         5.15 Counterparts. This Agreement may be executed by signing the original or a counterpart thereof. If this Agreement is executed in counterparts, all counterparts taken together shall have the same effect as if all Parties had signed the same instrument.

         5.16 Independent Contractor Status; No Partnership. In the event that any Party performs any work on behalf of another Party, such working Party will perform in the status of an independent contractor and shall not be deemed to be an agent or employee of the other Parties as a result of such work. Nothing herein is intended to create a partnership, joint venture, agency or other relationship creating fiduciary or quasi fiduciary duties or similar duties and obligations or otherwise subject the Parties to joint and several or vicarious liability or, except as otherwise provided in this Agreement, to impose any duty, obligation or liability that would arise therefrom with respect to either Party.

         5.17 No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the Parties hereto. Except as expressly provided herein to the contrary, nothing herein is intended to benefit any other Person not a Party hereto, and no such Person shall have any legal or equitable right, remedy or claim under this Agreement.

         5.18 Exhibits and Schedules. All exhibits, schedules and the like contained herein or attached hereto are integrally related to this Agreement and are hereby made a part of this Agreement for all purposes. To the extent of any ambiguity, inconsistency or conflict between the body of this Agreement and any of the exhibits, schedules and the like attached hereto, the terms of the body of this Agreement shall prevail.

         5.19 Further Assurances. Subject to the terms and conditions set forth in this Agreement, each of the Parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement. In case, at any time after the execution of this Agreement, any further action is necessary or desirable to carry out its purpose, the proper members, officers or directors of the Parties shall take or cause to be taken all such necessary actions.

         5.20 Interpretation. Whenever the context requires: the gender of all words used in this agreement includes the masculine, feminine, and neuter; a reference to any Person includes its permitted successors and assigns; the words "hereof," "herein," "hereto," "hereunder," and

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY
words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provisions of such Agreement; articles and other titles or headings are for convenience only and neither limit nor amplify the provisions of this Agreement itself, and all references herein to articles, sections or subdivisions thereof will refer to the corresponding article, section or subdivision thereof of this Agreement unless specific reference is made to such articles, sections or subdivisions of another document or instrument; any reference to "includes" or "including" will mean "includes without limitation" or "including but not limited to," respectively; and any references in the singular will include references in the plural and vice-versa.

         5.21 Time of the Essence. Time is of the essence with respect to any and all obligations arising pursuant to this Agreement.

         5.22 Dispute Resolution. Other than any claim for injunctive relief restricting disclosure of Confidential Information as specifically provided under Section 5.13(a) of this Agreement, any controversy or claim (whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any claim of fraud, misrepresentation or fraudulent inducement or any question as to the validity or effect of this Agreement)), or the breach or termination hereof (a "Dispute") shall be exclusively resolved pursuant to the dispute resolution procedures set forth in Exhibit D. With respect to any particular Dispute, the Party bringing such Dispute is referred to as a "Submitting Party", and the other Parties are referred to as the "Non-Submitting Parties".

         5.23 Public Announcements. Except with respect to (a) information already in the public domain (other than as a result of the breach of this Agreement) and (b) public announcements required by applicable laws or securities exchange, market or similar rules, public announcements concerning this Agreement and the activities contemplated hereunder shall require the prior written consent of the other Parties, such consent not to be unreasonably withheld. In the case of any public announcement pursuant to Section 5.23(b) above, the disclosing Party shall provide an advance copy of the proposed public disclosure to the non-disclosing Parties and permit the non-disclosing Parties the opportunity to reasonably comment on such proposed disclosure.

         5.24 Joint, Several and Primary Obligations of the CHOPS Parties. As consideration for Mardi Gras' and BP's entering into this Agreement, and further expressly acknowledging Mardi Gras' and BP's reliance on the undertakings set forth in this Section 5.24, each of CHOPS and GTM hereby agrees and acknowledges that all of the obligations and liabilities of the CHOPS Parties under this Agreement (including, without limitation, obligations and liabilities relating to or arising in connection with representations, warranties, covenants, the payment of money, performance or otherwise) are the joint and several, primary and direct obligations and liabilities of each of CHOPS and GTM, and the CHOPS Parties agree that each of them is jointly, severally and fully and primarily responsible and liable for all such obligations and liabilities. In addition, without limiting the foregoing, each of CHOPS and GTM agrees that its obligation for the obligations and liabilities of the CHOPS Parties contained in this Agreement shall include the obligation of such CHOPS Party to cause the other CHOPS Party to perform such obligations and liabilities of the CHOPS Parties under this Agreement. For example (and

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY
without limiting anything contained herein), the CHOPS Parties obligation in the first sentence of Section 2.1(e). to "notify the Interconnect Parties via facsimile . . ." shall include (i) the joint and several (together with CHOPS), primary obligation of GTM to, and to cause CHOPS to, notify the Interconnect Parties, and (ii) the joint and several (together with GTM), primary obligation of CHOPS to, and to cause GTM to, notify the Interconnect Parties, in each case, in accordance with the terms of such sentence.

         The joint and several, primary and direct obligations and liabilities of each of CHOPS and GTM under this Agreement shall not be subject to any reduction, limitation, impairment or termination for any claim of waiver, release, surrender, alteration or compromise that may be granted or otherwise provided to one or more of the other CHOPS Parties but not to it, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the obligations of the other CHOPS Parties or otherwise.

         Upon payment or performance by any CHOPS Party of any amounts, obligations or liabilities owed to BP and/or Mardi Gras under this Agreement, all rights of the paying or performing CHOPS Party against the other CHOPS Party arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment and performance to the prior indefeasible payment and performance in full of all obligations of each of the CHOPS Parties to BP and Mardi Gras.

         5.25 Additional Covenants of the CHOPS Parties. As material inducement for and in consideration of BP's and Mardi Gras' entering into this Agreement, from and after the date of this Agreement, the CHOPS Parties shall deliver, or cause to be delivered, to BP and Mardi Gras:

         (a) a copy of the final term sheet relating to the financing of the Cameron Highway within two Business Days following the finalization thereof,

         (b) during the period between the date of this Agreement and the Cameron Highway Completion Date (the "Construction Period"), promptly upon issuance thereof, a copy of the final Stone & Webster engineering report relating to Cameron Highway, redacted to exclude information relating to (i) the specific terms of any business relationships between the equity owners of CHOPS and (ii) Crude Oil deliveries to CHOPS and/or GTM at Cameron Highway receipt points,

         (c) during the Construction Period, monthly updates of current and projected monthly forecasts of capital expenditures for Cameron Highway, and

         (d) during the Construction Period, prompt notice of any liens or claims filed or threatened relating to Cameron Highway other than any Lender Liens.

         With respect to the sharing of information received pursuant to this
Section 5.25 with Caesar, Mardi Gras and BP (a) may not share any share any information and documents received pursuant to Section 5.25(a) with Caesar, (b) other than the section of the executive summary of

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY
the Stone & Webster engineering report titled "Approvals and Permits" (which is anticipated to be section 1.6 of such executive summary), may only share the executive summary of the Stone & Webster engineering report received pursuant to
Section 5.25(b) with Caesar, (c) may share any information and documents received pursuant to Section 5.25(c) with Caesar, and (d) may share any information and documents received pursuant to Section 5.25(d) with Caesar.

                          [Next Page Is Signature Page]

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

         IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth hereinabove.

BP EXPLORATION & PRODUCTION INC.

By /s/ O. Kirk Wardlaw
   -------------------------------
Name O. Kirk Wardlaw
Title Attorney-In-Fact

MARDI GRAS TRANSPORTATION SYSTEM INC.

By /s/ L. L. Freeman
   -------------------------------
Name L.L. Freeman
Title Vice President

CAMERON HIGHWAY OIL PIPELINE COMPANY

By /s/ James Lytal
   -------------------------------
Name James Lytal
Title President

GULFTERRA ENERGY PARTNERS, L.P.

By /s/ James Lytal
   -------------------------------
Name James Lytal
Title President

Exhibits:

A    -        Cameron Highway Schematic

B    -        Third Party Engineering Firms

C    -        Cameron Highway Quality Specifications

D    -        Dispute Resolution Procedures

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY
                                 SIGNATURE PAGE

                                    EXHIBIT A
                            CAMERON HIGHWAY SCHEMATIC

See attached.

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

                                      -A-1

                                    EXHIBIT B
                          THIRD PARTY ENGINEERING FIRMS

Pegasus International, Inc.

Fluor Daniel, Inc.

Halliburton KBR

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

                                      -B-1

                                    EXHIBIT C
                     CAMERON HIGHWAY QUALITY SPECIFICATIONS

1. Crude Oil delivered to Cameron Highway will conform to the specifications and operating conditions required by other refineries, terminals or pipelines downstream of the Delivery Points and Additional Delivery Points ultimately receiving the Crude Oil (for purposes of this Exhibit C, the "Downstream Facilities") and will meet the following specifications except if the specifications of the Downstream Facilities should be more stringent:

                  (a) Viscosity, Gravity, and Pour Point. The Crude Oil must be good and merchantable Crude Oil of such viscosity, gravity and pour point such that it will be readily susceptible for movement through Cameron Highway, and subject to the Cameron Highway quality bank, will not materially affect or damage the quality of other shipments or cause disadvantage to other parties with a purchase and sale arrangement with CHOPS. No Crude Oil will be accepted for purchase which has a pour point greater than 40 degrees Fahrenheit or viscosity greater than 400 Saybolt Universal Seconds at 60 degrees Fahrenheit unless under terms and conditions acceptable to CHOPS.

                  (b) Basic Sediment, Water and Other Impurities. The Crude Oil will not have a content consisting of more than one percent (1%) of basic sediment, water or other impurities. CHOPS reserves the right to reject Crude Oil containing more than one percent (1%) of basic sediment, water, and other impurities, except that sediment and water limitations of a connecting carrier may be imposed upon CHOPS when such limits are less than that of CHOPS, in which case the limitations of the connecting carrier will be applied.

                  (c) Vapor Pressure. The Crude Oil shall not have a Reid Vapor Pressure (RVP) of more than 8.6 pounds per square inch. During the months of October through March, Crude Oil with a maximum RVP of 9.6 will be accepted. Crude Oil with a maximum RVP above 9.6 may be accepted at the discretion of CHOPS.

                  (d) Refined. The Crude Oil will not have been partially refined or altered in any way so as to impact its value.

                  (e) Contamination. The Crude Oil will not have been contaminated by the presence of any chemicals, chlorinated and/or oxygenated hydrocarbons, arsenic, or greater than trace amounts of other metals; provided, however, that this Section 1(e) will not prohibit use of corrosion/paraffin inhibitors, asphaltene dispersants or demulsifiers in platform or pipeline operations. If CHOPS pre-approves the introduction of methanol, BP is responsible for notifying CHOPS as soon as reasonably practicable concerning the initiation and duration of methanol use by BP, as well as anticipated concentration levels. Receipt of any methanol-treated Crude Oil may be suspended at CHOPS' sole discretion if the methanol dosage is not below levels that would adversely affect Crude Oil value and end-user operations.

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

                                      -C-1

2. If any Crude Oil delivered and sold by BP to CHOPS fails at any time to conform to the applicable specifications above, then, subject to Section 5(a) below, CHOPS will immediately have the right to discontinue purchasing such non-conforming Crude Oil so long as such Crude Oil continues to be non-conforming. In any event, BP will undertake commercially reasonable measures to eliminate the cause of such non-conformance. BP will be held responsible for any disposal required and/or expenses incurred in CHOPS' handling of such non-conforming Crude Oil.

3. Assay. Upon initial start up of production, a laboratory analysis of Crude Oil will be submitted to CHOPS by BP and will include API gravity, Reid vapor pressure, pour point, sediment and water content, sulfur content, viscosity at 60 and 100 degrees Fahrenheit, and other characteristics as may be required by CHOPS.

4. CHOPS reserves the right to periodically sample and test the quality of the Crude Oil delivered by BP at any Receipt Point. The CHOPS Parties shall be responsible for all costs attributable to such periodic sampling and testing.

5. To the extent CHOPS must discontinue redelivery of Cameron Highway common stream Crude Oil to one or more of the Delivery Points and Additional Delivery Points as a result of BP's non-conformance hereunder, BP and the CHOPS Parties agree to the following:

                  (a) If BP is the sole party nominating deliveries to such Delivery Points and Additional Delivery Points that is not accepting the common stream, CHOPS will continue to accept and redeliver BP's Crude Oil to the other Delivery Points and Additional Delivery Points that are accepting the common stream until such time as CHOPS is required to again deliver Crude Oil to any Delivery Point or Additional Delivery Point that is not accepting the common stream by another party delivering conforming Crude Oil. It being the intent that CHOPS will continue to accept and redeliver BP's Crude Oil so long as redeliveries can be made to any Delivery Point and Additional Delivery Point and CHOPS does not have to curtail deliveries to any Delivery Point or Additional Delivery Point due to BP's non-conformance.

                  (b) If third-party conforming Crude Oil is nominated to the Delivery Point or Additional Delivery Point that is not accepting the common stream, CHOPS will immediately have the right to discontinue purchasing Crude Oil so long as such Crude Oil continues to be non-conforming. In any event, BP will undertake commercially reasonable measures to eliminate the cause of such non-conformance.

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

                                      -C-2

                                    EXHIBIT D
                          DISPUTE RESOLUTION PROCEDURES

1. If a Dispute arises, the Submitting Party shall deliver written notice to the Non-Submitting Parties of such Dispute, and the Parties shall in good faith attempt to settle such Dispute by consultation between senior management representatives of the Submitting Party and the Non-Submitting Parties. In the event such consultation does not settle the Dispute within thirty (30) days after receipt of the written notice of such Dispute by the Non-Submitting Parties, the Dispute shall be submitted to non-binding mediation. In the event the Parties are unable to settle the Dispute through use of mediation within thirty (30) days of the commencement of such mediation, the Dispute shall be settled by binding arbitration in accordance with the Rules of the AAA, and the following provisions of this Exhibit D:

         (a) The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 to the exclusion of any provision of state law inconsistent therewith, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. Any arbitration proceeding hereunder will be conducted on a confidential basis.

         (b)      The arbitration shall be held in Houston, Texas.

         (c) There shall be one (1) arbitrator. The Parties shall attempt jointly to select an arbitrator. If the Parties are unable or fail to agree upon an arbitrator within fifteen (15) days after the commencement of arbitration, one shall be selected by AAA in accordance with its Rules. The arbitration hearing shall occur no later than sixty (60) days after selection of the arbitrator. The arbitrator shall determine the claims of the Parties and render a final award in accordance with the substantive law of the State of Texas, excluding the conflicts provisions of such law. The arbitrator shall not have the right or the ability to terminate this Agreement. The arbitrator shall set forth the reasons for the award in writing within ten (10) Business Days after the close of evidence and any post-evidence briefing and arguments that may be agreed upon (which shall be concluded within fourteen (14) days after close of evidence).

         (d) Any claim by a Party shall be time-barred if the Submitting Party commences arbitration with respect to such claim later than two (2) years after the receipt of the written notice of the Dispute by the Non-Submitting Party. All statutes of limitations and defenses based upon passage of time applicable to any claim of a defending Party (including any counterclaim or setoff) shall be tolled while the arbitration is pending.

         (e) The obligation to arbitrate any Dispute shall extend to the successors and assigns of the Parties. The Parties shall use their commercially reasonable efforts to cause the obligation to arbitrate any Dispute to extend to any officer, director, employee, shareholder, agent, trustee, Affiliate, or subsidiary. The terms hereof shall not limit any obligations of a Party to defend, indemnify or hold harmless another Party against court proceedings or other claims, losses, damages or expenses.

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

                                      -D-1

         (f) The arbitrator shall order the Parties to promptly exchange copies of all exhibits and witness lists and, if requested by a Party, to produce other relevant documents, to answer up to ten (10) interrogatories (including subparts), to respond to up to ten (10) requests for admissions (which shall be deemed admitted if not denied) and to produce for deposition and, if requested, at the hearing all witnesses that such Party has listed and up to four (4) other Persons within such Party's control. Any additional discovery shall only occur by agreement of the Parties or as ordered by the arbitrator upon a finding of good cause.

         (g) Each Party shall bear its own costs, expenses and attorney's fees; provided that if court proceedings to stay litigation or compel arbitration are necessary, the Party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses, and attorney's fees in connection with such court proceeding.

         (h) In order to prevent irreparable harm, the arbitrator shall have the power to grant temporary or permanent injunctive or other equitable relief. Prior to the appointment of an arbitrator a Party may, notwithstanding any other provision of this Agreement, seek temporary injunctive relief from any court of competent jurisdiction; provided that the Party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration. Such court ordered relief shall not continue more than ten (10) days after the appointment of the arbitrator (or in any event for longer than sixty (60) days).

2. If any part of these dispute resolution procedures is held to be unenforceable, it shall be severed and shall not affect either the duty to arbitrate or any other part of these provisions.

                             CONSTRUCTION AGREEMENT
                                CAMERON HIGHWAY

                                      -D-2

                                 CAMERON HIGHWAY

                           PURCHASE AND SALE AGREEMENT

         THIS CAMERON HIGHWAY PURCHASE AND SALE AGREEMENT dated effective the 23rd day of June, 2003 (the "EFFECTIVE DATE"), by and between BP Exploration & Production Inc., a Delaware corporation ("BP"), Cameron Highway Oil Pipeline Company, a Delaware general partnership ("CHOPS") and GulfTerra Energy Partners, L.P., a Delaware limited partnership ("GTM") successor to El Paso Energy Partners, L.P., (hereinafter the "AGREEMENT"). BP, CHOPS and GTM are individually referred to herein as a "PARTY", and collectively as "PARTIES", as the context may require. CHOPS and GTM are collectively referred to herein as the "CHOPS PARTIES".

                                   WITNESSETH:

         WHEREAS, BP is a working interest owner in certain offshore oil and gas leases located in the Southern Green Canyon Area of the Gulf of Mexico, and along with its co-working interest owners in the leases, are developing or are planning to develop the associated fields for the production of oil and gas as further described herein;

         WHEREAS, subject to the terms of the Construction Agreement, the CHOPS Parties will construct and install (or cause the construction and installation of) a Crude Oil pipeline and connect such pipeline with a deepwater Crude Oil pipeline to be constructed by Caesar Oil Pipeline Company, LLC from the southern Green Canyon Area to Ship Shoal Block 332, Gulf of Mexico; and

         WHEREAS, the CHOPS Parties will purchase Crude Oil at the Receipt Points produced by BP and resell volumes of Crude Oil to BP at the Delivery Points and Additional Delivery Points, all as set forth in this Agreement;

         WHEREAS, as a material inducement to BP's agreeing to enter into this Agreement, GTM is entering into this Agreement as a joint and several primary obligor with respect to the obligations of CHOPS hereunder; and

         WHEREAS, BP and the CHOPS Parties desire to document the rights and obligations of each of the Parties with regard to the purchase and sale of Crude Oil as set forth in this Agreement.

         NOW THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending hereby to be legally bound, the Parties hereby agree and stipulate as follows:

                                   DEFINITIONS

         As used in this Agreement, the initially capitalized terms listed below shall have the following meanings:

         "AAA" shall mean the American Arbitration Association.

         "API" shall mean American Petroleum Institute.

         "ADDITIONAL DELIVERY POINTS" shall mean each of the following points to be established on Cameron Highway, where the CHOPS Parties shall deliver Crude Oil to BP (or its Affiliate designees) upon nomination of any such point by BP in accordance with the terms of this Agreement: the Premcor Refinery, Premcor's Lucas Terminal and Valero Energy Company's Texas City Refinery, and such other mutually agreed to points, such agreement not to be unreasonably withheld. Deliveries to all Additional Delivery Points shall be through a direct connection with Cameron Highway and such Additional Delivery Point.

         "AFFILIATE" shall mean, as to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such first Person. As used in this definition, the term "control" (including the phrases "controlled by" and "under common control") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided, that, in any event, any Person that owns, directly or indirectly, more than 50% of the voting interests in any Person will be deemed to control such Person.

         "AGREEMENT" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

         "ATLANTIS" shall mean Green Canyon Blocks 698, 699, 700, 701, 742, 743 and 744, Gulf of Mexico.

         "BHP" shall mean BHP Billiton Petroleum (Deepwater) Inc.

         "BOPD" shall mean Barrels of Crude Oil per Day.

         "BP" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

         "BP AFFILIATE" shall mean a direct or indirect wholly-owned subsidiary of BP's parent companies.

         "BP GROUP" shall mean BP and its Affiliates, subsidiaries, co-working interest owners and joint venturers and the respective employees, officers, directors, representatives, agents, contractors and subcontractors of each.

         "BP MDQ" shall mean the maximum daily quantity of Dedicated Production the CHOPS Parties are required to accept and purchase from BP on a Firm basis at the Receipt Points each Day, as further described in this Agreement.

         "BP MDQ LEVELS" shall have the meaning ascribed to such term in Article VI.a. of this Agreement.

         "BP PRICE" shall have the meaning ascribed to such term in Article XII.b. of this Agreement.

         "BP PRODUCTION" shall mean Dedicated Production and Excess Production, collectively.

         "BTU OR BRITISH THERMAL UNIT" shall mean the amount of heat required to raise the temperature of one (1) pound of water one degree (1(0)) Fahrenheit at sixty degrees (60(0)) Fahrenheit at a pressure of 14.73 PSIG and determined on a gross, dry basis.

         "BARREL" shall mean forty-two (42) U.S. gallons at a temperature of 60(0)F and 0 PSIG.

         "BASE GAS PRICE" shall mean the Henry Hub gas price as published in the first of the month issue of FERC's Inside Gas Market Report for the then current month of fuel purchases.

         "BASE OIL PRICE" shall mean Platt's Oilgram Mars monthly average price (Trading) per Barrel. Platt's prices are as quoted in Platt's Oilgram and are calculated from the 26th day of the month two (2) months prior to the month of delivery through the 25th day of the month one (1) month prior to delivery, excluding weekends and holidays.

         "BUSINESS DAY" shall mean Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States or the States of Texas or Louisiana shall not be regarded as a Business Day.

         "CAESAR" shall mean Caesar Oil Pipeline Company, LLC, a Delaware limited liability company.

         "CAESAR SYSTEM" shall mean the offshore Crude Oil pipeline consisting of approximately sixty (60) miles of twenty-eight inch (28") trunkline and all related laterals and equipment and facilities to be owned, constructed and installed by Caesar that will extend from the area of the Initial Dedicated Leases to Ship Shoal Block 332, Gulf of Mexico, where it will connect into Cameron Highway and could potentially extend to other platforms and/or interconnect with other pipelines.

         "CAMERON HIGHWAY" shall mean the offshore Crude Oil pipeline depicted in Exhibit "A" and all related equipment and facilities and including a new platform located in Ship Shoal Block 332, Gulf of Mexico, to be constructed and installed by the CHOPS Parties and owned by CHOPS pursuant to the terms of the Construction Agreement that will extend from Ship Shoal Block 332, Gulf of Mexico, to the Delivery Points. Such pipeline shall be used by the CHOPS Parties to purchase and sell the Crude Oil under this Agreement.

         "CAMERON HIGHWAY COMPLETION DATE" shall mean the date on which Cameron Highway is Fully Operational.

         "CAMERON HIGHWAY MOU" shall mean that certain Cameron Highway Memorandum of Understanding dated effective February 11, 2002 among BP, Mardi Gras, Manta Ray and EPN, as amended.

         "CHOPS" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

         "CHOPS PARTIES" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

         "CHOPS PARTIES GROUP" shall mean each of CHOPS and GTM, and their respective Affiliates, members, subsidiaries, co-owners and joint venturers and its and their respective employees, officers, directors, representatives, agents, contractors and subcontractors.

         "CHOPS PARTIES PRICE" shall have the meanings ascribed to such term in
Article XII.a. of this Agreement.

         "COMPUTER TAPES" shall have the meaning ascribed to such term in
Article XXVI.e. of this Agreement.

         "CONFIDENTIAL INFORMATION" shall mean this Agreement and any other written data or information that is privileged, confidential or proprietary, except information that (a) is a matter of public knowledge at the time of its disclosure or is thereafter published in or otherwise ascertainable from any source available to the public without breach of this Agreement, (b) constitutes information that is obtained from a third party (who or which is not an Affiliate of one of the Parties) other than by or as a result of unauthorized disclosure or (c) prior to the time of disclosure had been independently developed by the receiving Party or its Affiliates not utilizing improper means.

         "CONFIDENTIALITY AGREEMENT" shall mean that certain Confidentiality Agreement dated April 3, 2001, by and between Amoco Production Company, BP Exploration & Oil Inc. and EPN, as amended.

         "CONSTRUCTION AGREEMENT" shall mean that certain Cameron Highway Construction Agreement dated as of even date herewith among BP, Mardi Gras, and the CHOPS Parties.

         "CONTRACT QUARTER" shall mean a consecutive three (3) month period. The first such Contract Quarter shall begin with the month that production commences from the first of the Dedicated Leases to commence production and ends at the beginning of the next calendar quarter.

         "CRUDE OIL" shall mean the liquid hydrocarbon production from wells, or a blend of such, in its natural form, not having been enhanced or altered in any manner or by any process, other than those processes that normally occur on an offshore production facility, that would result in misrepresentation of its true value for adaptability to refining as a whole crude oil.

         "DAY" shall mean a period of twenty-four (24) consecutive hours, beginning and ending at 7:00 A.M. (CST).

         "DEDICATED LEASES" shall mean the (i) Initial Dedicated Leases, as described on Exhibit "B", and (ii) leases underlying other offshore fields that BP dedicates to this Agreement pursuant to Article IV. of this Agreement and which shall be added to Exhibit "B".

         "DEDICATED PRODUCTION" shall mean the first volumes of Crude Oil produced from the Dedicated Leases up to the applicable BP MDQ that are (i) owned by BP (or its Affiliate designees (as provided in Article II.a. below), or successors or assigns), and/or (ii) with respect to royalty volumes of Crude Oil owned and/or taken in kind by the MMS, controlled by BP or its Affiliates.

         "DELIVERY POINTS" shall mean the following points where the CHOPS Parties shall deliver Crude Oil to BP (or its Affiliate designees): BP Products North America Inc.'s ("BP PRODUCTS") Texas City Refinery, TEPPCO Seaway Terminal at Texas City, Sun Marine Terminal in Nederland, and Unocal Pipeline Company's Beaumont Terminal. Deliveries to all Delivery Points shall be through a direct connection with Cameron Highway and such Delivery Point.

         "DISPUTES" shall have the meaning ascribed to such term in Article XXV.a. of this Agreement.

         "EFFECTIVE DATE" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

         "EPN" shall mean El Paso Energy Partners, L.P., predecessor to GTM.

         "EXCESS PRODUCTION" shall mean Crude Oil produced from the Dedicated Leases in excess of the Dedicated Production that is (i) owned by BP (or its Affiliate designees (as provided in Article II.a. below), or successors or assigns), and/or (ii) with respect to royalty volumes of Crude Oil owned and/or taken in kind by the MMS, controlled by BP or its Affiliates. Such Excess Production is not required to be delivered or sold to Cameron Highway under the terms of this Agreement.

         "FERC" shall mean the Federal Energy Regulatory Commission and any successor governmental agency.

         "FINAL APPROVAL" shall have the meaning ascribed to such term in
Article I.a. of this Agreement.

         "FINANCIALLY CAPABLE ENTITY" shall mean an entity ("PROPOSED ASSIGNEE") whose financial capability and resources, for purposes of this Agreement, shall be evaluated based on (a) the financial wherewithal of such entity and (b) any guaranty, agreement or other obligation of any other Person (including such Proposed Assignee's parent entity) to the extent such guaranty, agreement or other obligation provides for such Person to be financially obligated for the obligations of the Proposed Assignee in connection with any applicable assignment of this Agreement to the Proposed Assignee.

         "FIRM" shall mean not subject to interruption or curtailment except in the event of Force Majeure, or as provided in Article X.b. of this Agreement.

         "FIRM P&S REQUEST" shall have the meaning ascribed to such term in
Article VIII.a.i. of this Agreement.

         "FORCE MAJEURE" shall have the meaning ascribed to such term in Article XXIV.a. of this Agreement.

         "FULLY OPERATIONAL" shall mean that the Cameron Highway pipeline system, including all Delivery Points, is completed, active and operational such that it is capable of receiving all Dedicated Production at the Receipt Points and delivering an equivalent volume of Crude Oil at the Delivery Points.

         "GB 72" shall mean the existing platform owned by GTM and GOM Shelf, LLC located in Garden Banks Block 72, Gulf of Mexico.

         "GOVERNMENTAL AGENCIES" shall mean the FERC and any governmental agencies claiming or asserting jurisdiction under the OCSLA.

         "GTM" shall have the meaning ascribed to such term in the introductory paragraph of this Agreement.

         "HI A-5 "C"" shall mean a platform to be owned by CHOPS located in the area of High Island Block A-5, which Cameron Highway is anticipated to cross.

         "HOLSTEIN" shall mean Green Canyon Blocks 644 and 645, Gulf of Mexico.

         "INITIAL DEDICATED LEASES" shall mean the leases underlying Atlantis, Holstein and Mad Dog.

         "INITIAL CAMERON HIGHWAY RECEIPT POINT" shall mean the Receipt Point between the Caesar System and Cameron Highway, on the SS 332 B Platform and specifically, the downstream flange of the flow control valve located immediately downstream of the LACT Unit.

         "INTERCONNECT AGREEMENT" shall mean that certain Offshore Facilities Interconnection, Construction and Operating Agreement dated as of even date herewith among the CHOPS Parties, Manta Ray and Caesar.

         "LACT UNIT" shall mean Lease Automated Custody Transfer Unit.

         "LANDING PLATFORM" shall have the meaning ascribed to such term in the Interconnect Agreement.

         "MMBTU" shall mean one million (1,000,000) BTUs.

         "MMS" shall mean the Minerals Management Service and any successor governmental agency.

         "MAD DOG" shall mean Green Canyon Blocks 738, 739, 781, 782, 783, 825, 826 and 827, Gulf of Mexico.

         "MANTA RAY" shall mean Manta Ray Gathering Company, L.L.C., a direct wholly-owned subsidiary of GTM, and a member of Atlantis Offshore, LLC.

         "MARDI GRAS" shall mean Mardi Gras Transportation System Inc., a Delaware corporation.

         "NON-SUBMITTING PARTY" shall have the meaning ascribed to such term in
Article XXV.a. of this Agreement.

         "OCSLA" shall mean the Outer Continental Shelf Lands Act (43 U.S.C. Sections 1331 et seq.) as in effect on February 11, 2002, the effective date of the Cameron Highway MOU, and any regulations or rules promulgated thereunder by Governmental Agencies and decisions of courts interpreting same.

         "OPERATIONAL" shall mean that the Cameron Highway pipeline system is active and operational such that it is capable of receiving all Dedicated Production at the Receipt Points and delivering an equivalent volume of Crude Oil to at least one (1) but less than or equal to three (3) Delivery Points.

         "OTHER RECORDS" shall have the meaning ascribed to such term in Article XXVI.e. of this Agreement.

         "PSIG" shall mean pounds per square inch gauge.

         "PARTY OR PARTIES" shall have the meanings ascribed to such terms in the introductory paragraph of this Agreement.

         "PERSON" shall mean any individual, governmental authority, corporation, limited liability company, partnership, limited partnership, trust, association or other entity.

         "PORT ARTHUR LATERAL" shall mean the twenty-four inch (24") pipeline segment from HI A-5 "C" to the following Delivery Points: Sun Marine Terminal in Nederland and Unocal Pipeline Company's Beaumont Terminal.

         "POSEIDON" shall mean Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company.

         "POSEIDON PIPELINE" shall mean the crude oil pipeline system owned by Poseidon that consists of (i) 117 miles of pipeline extending from the GB 72 to SS 332, (ii) 122 miles of pipeline extending from SS 332 to Houma, Louisiana,
(iii) 32 miles of pipeline extending from Ewing Bank Block 873 to South Timbalier Block 212, and (iv) 17 miles of pipeline extending from Garden Banks Block 260 to South Marsh Island Block 205, as such pipeline system may be modified or extended.

         "PROPOSED ASSIGNEE" shall have the meaning ascribed to such term in the definition of "Financially Capable Entity".

         "RECEIPT POINTS" shall mean the points including, without limitation, the Initial Cameron Highway Receipt Point, where the CHOPS Parties shall receive and purchase Crude Oil from BP (or its Affiliate designee).

         "REQUIRED COMMENCEMENT DATE" shall have the meaning ascribed to such term in Article XI.c. of this Agreement.

         "RULES" shall mean the then current Commercial Arbitration Rules of AAA.

         "SS 332" shall mean the existing platform owned by Atlantis Offshore, LLC located in Ship Shoal Block 332, Gulf of Mexico.

         "SUBMITTING PARTY" shall have the meaning ascribed to such term in
Article XXV.a. of this Agreement.

         "SUPPLEMENTARY AGREEMENT" shall mean that certain Cameron Highway Supplementary Agreement dated of even date herewith among BP, GTM and Mardi Gras.

         "TEXAS CITY LATERAL" shall mean the twenty-four inch (24") pipeline segment from HI A-5 "C" to the following Delivery Points: BP Products' Texas City Refinery and TEPPCO Seaway Terminal at Texas City.

         "UNOCAL" shall mean Union Oil Company of California, a California corporation.

                                   ARTICLE I.

                   DEVELOPMENT OF INITIAL DEDICATED LEASES AND

                         CONSTRUCTION OF CAMERON HIGHWAY

         a.       For purposes of this Article I.a., "FINAL APPROVAL" shall mean
(x) with respect to BP, that BP has obtained all necessary management and applicable board of directors approvals to fund its working interest share of the costs to develop the applicable Dedicated Leases, and the development plan for the applicable Dedicated Leases has been approved pursuant to the terms of the applicable operating agreement, and the applicable Dedicated Leases will be developed pursuant to the terms of the applicable operating agreement, as amended; and (y) with respect to the CHOPS Parties, that the CHOPS Parties have obtained all necessary management and applicable board of directors approvals to fund and construct Cameron Highway.

         b. BP has received Final Approval with respect to Atlantis, Holstein and Mad Dog.

         c. The CHOPS Parties have received Final Approval to construct Cameron Highway, and the CHOPS Parties shall commence designing, fabricating, constructing, installing and commissioning Cameron Highway pursuant to the terms and conditions of the Construction Agreement. The CHOPS Parties shall design, fabricate, construct, install and commission and CHOPS shall own Cameron Highway pursuant to the Construction Agreement, and allow connection with the Caesar System as provided in the Interconnect Agreement.

         d. Upon execution of this Agreement by all the Parties, BP and the CHOPS Parties shall continue to meet monthly to discuss the progress of the construction of Cameron Highway. At CHOPS' request, the Parties shall meet to discuss the progress of the development of the Initial Dedicated Leases.

                                   ARTICLE II.

                       THE CHOPS PARTIES PURCHASE FROM BP

         a. The CHOPS Parties agree to receive and purchase, on a Firm basis, all Dedicated Production delivered by BP, or an Affiliate designee of BP, at the Receipt Points. If requested by BP, the CHOPS Parties shall receive and purchase Excess Production on an interruptible basis to the extent capacity is available on Cameron Highway. Unless another Receipt Point is mutually agreed to by the Parties, the BP Production from the Initial Dedicated Leases shall be received and purchased by the CHOPS Parties at the Initial Cameron Highway Receipt Point. BP shall be responsible for costs to deliver its Crude Oil, including BP Production, to the Initial Cameron Highway Receipt Point.

         b. BP shall have the right to add Receipt Points in the future at locations on Cameron Highway for the receipt of Crude Oil owned by BP (or its Affiliate designee) and produced from leases other than the Initial Dedicated Leases, provided that BP bears the cost of connecting such leases to Cameron Highway and there is available capacity on Cameron Highway. Subject to available capacity on Cameron Highway and available space on such platforms, solely for the purpose of making deliveries into Cameron Highway hereunder, and subject to and as limited by GTM's and CHOPS', as applicable, right of access and deck and riser space on such platforms, GTM and CHOPS hereby grant BP (at no cost to BP) access to HI A-5 "C", GB 72 and other platforms GTM and CHOPS may utilize in the future for Cameron Highway activities, and sufficient deck and riser space on all such platforms in accordance with industry standards for
(i) the construction, installation, operation, maintenance and repair of facilities and equipment and (ii) the construction, installation, operation, maintenance and repair of import risers. The rights of access to HI A-5 "C", GB 72 and other platforms granted above shall be rights granted only to, and exercisable by (x) BP and, to the extent relating to BP Production or Dedicated Leases, solely for the purpose of making deliveries into Cameron Highway hereunder, Affiliate designees of BP (as provided in Article II.a. above), and assignees of BP who take assignment from BP of an interest in such BP Production or Dedicated Leases and (y) operators of fields (or their designees) from which BP (or BP's Affiliate designee as provided in Article II.a. above) is delivering BP Production to Cameron Highway, but only to the extent relating to BP Production or Dedicated Leases solely for the purpose of making deliveries into Cameron Highway hereunder. The rights of deck and riser space on HI A-5 "C", GB 72 and other platforms granted above shall be rights granted only to, and exercisable by, BP and the parties described in subsections (x) and (y) of this
Article II.b., but not to any other assignee of BP.

                                  ARTICLE III.

                          THE CHOPS PARTIES SALE TO BP

         a. The CHOPS Parties shall sell and deliver to BP or an Affiliate designee of BP, and BP or such Affiliate designee shall receive and purchase from the CHOPS Parties, on a Firm basis, at the Delivery Points and, as applicable, the Additional Delivery Points, Crude Oil equivalent in volume to the volume delivered by BP to the CHOPS Parties contemporaneously at the Receipt Points, subject to normal imbalances, pursuant to Article II adjusted for pipeline loss or gain allowance as described in Article XIII. Any Affiliate designee of BP receiving and purchasing Crude Oil from the CHOPS Parties under this Article III.a. shall be the same Affiliate designee of BP which delivered Crude Oil to the CHOPS Parties under Article II.a. The CHOPS Parties shall be responsible for the costs to deliver the Crude Oil from the Receipt Points to the Delivery Points and, as applicable, Additional Delivery Points.

         b. Subject to the capacity available on the downstream facility, BP (or its Affiliate designees, as provide in Article III.a. above) shall have the right to make a nomination for its Crude Oil at any Delivery Point or Additional Delivery Point.

                                   ARTICLE IV.

                            DEDICATION OF PRODUCTION

         a. BP hereby dedicates the Dedicated Production from the Initial Dedicated Leases to Cameron Highway. Except as otherwise expressly provided in this Agreement, such dedication shall be for the commercial life of production from the Initial Dedicated Leases. BP hereby reserves the rights and quantities of Dedicated Production sufficient to satisfy the following: the right to deliver royalty oil in kind to lessors of the Dedicated Leases; the right to process such Dedicated Production prior to delivery to the CHOPS Parties by the use of such processes that normally occur on an offshore production facility; the right to operate the Dedicated Leases free from any control by the CHOPS Parties, including without limitation, the right (but not the obligation) to drill new wells, to repair and rework old wells, to shut in wells, plug and abandon wells and to relinquish any or all of the Dedicated Leases in whole or in part; and the right to use such Dedicated Production for pipeline fill on Cameron Highway and the Caesar System.

         b. Except as otherwise expressly provided in this Agreement, the foregoing dedication of the Initial Dedicated Leases by BP shall be an interest running with the Dedicated Leases and shall be binding upon the successors and assigns of BP. The Parties agree to promptly execute a recordable memorandum of agreement in the form of Exhibit "C", and if required by applicable law, include all documents in the chain of title (including applicable leases and assignments of interests) for the Initial Dedicated Leases. The CHOPS Parties, at their sole cost and expense, may file such agreement with the MMS and in the county and parish records of the appropriate jurisdictions.

         c. Subject to available capacity on Cameron Highway, BP shall have the right to dedicate Crude Oil produced from other offshore leases in which it holds a working interest to this Agreement. At the request of BP, such other leases that BP dedicates to this Agreement within a period of ten (10) years from the date of initial delivery by the CHOPS Parties of Dedicated Production to a Delivery Point or Additional Delivery Point, as applicable, hereunder shall receive the same terms and conditions applicable to the Initial Dedicated Leases, and, upon such request, Exhibit "B" shall automatically be deemed to be amended to include all such leases. The Parties shall document such amendment to Exhibit "B" by execution of a written amendment to this Agreement that shall include a revised Exhibit "B". Such dedication shall be for the commercial life of production from such Dedicated Leases. The Parties agree that the rights granted to BP under this Article IV.c. shall be rights granted only to, and exercisable by, BP (and not to permitted assignees of BP); provided, however, that to the extent Crude Oil from other offshore leases is dedicated hereunder pursuant to the terms of this Article IV.c. prior to a permitted assignment by BP of all or a portion of its working interest in such Dedicated Leases, then following such permitted assignment, such Dedicated Production shall continue to receive the same terms and conditions as were applicable to such Dedicated Production prior to such assignment. It being the intent of the Parties that once a lease is dedicated to this Agreement by BP, such Dedicated Lease and the Dedicated Production from such lease shall remain dedicated to this Agreement as provided in this Agreement.

         d. Upon expiration of the commercial life of production of any Dedicated Lease, BP and the CHOPS Parties shall file of record a termination of the memorandum of agreement and release of dedication thereunder, with respect to such Dedicated Leases.

                                   ARTICLE V.

                         WARRANTY OF TITLE TO CRUDE OIL

         a. BP hereby represents and warrants that it has good and marketable title to, or the right and authority to deliver to the CHOPS Parties, all Crude Oil delivered by BP or its Affiliate designee to the CHOPS Parties at the Receipt Points hereunder. BP represents and warrants that all such Crude Oil delivered by BP (or its Affiliate designee) hereunder shall be free and clear of all liens, encumbrances and claims whatsoever and AGREES TO RELEASE, PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS the CHOPS Parties, their Affiliates, and their respective officers, directors, employees, agents and representatives against all losses incurred by such party on account of any such liens, encumbrances and claims. BP hereby represents and warrants that, as of the Effective Date, BP holds the applicable working interest share in each of the Dedicated Leases as listed on Exhibit "B" hereto.

         b. The CHOPS Parties represent and warrant that they have good and marketable title to, and the right and authority to deliver to BP (or its Affiliate designee as provided in Article III.a. above) at the Delivery Points and Additional Delivery Points, all Crude Oil delivered to BP (or its Affiliate designee) hereunder. The CHOPS Parties represent and warrant that all such Crude Oil delivered by the CHOPS Parties hereunder shall be free and clear of all liens, encumbrances and claims whatsoever and AGREES TO RELEASE, PROTECT, DEFEND, INDEMNIFY AND HOLD HARMLESS BP, its Affiliates and their respective officers, directors, employees, agents and representatives against all losses incurred by such party on account of any such liens, encumbrances and claims.

                                   ARTICLE VI.

                            MAXIMUM DAILY QUANTITIES

         a. As early as reasonably practicable in order to provide CHOPS reasonable time to contract available space on Cameron Highway with third parties and affiliated exploration and production companies, but in no event later than five (5) days prior to the first day of each calendar month, BP shall give CHOPS written notice of the BP MDQ for the succeeding month which shall equal one of the following BP MDQ levels ("BP MDQ LEVELS"):

BP MDQ
 LEVEL              VOLUME
 -----              ------
Level 1 -        210,000 BOPD
Level 2 -        205,000 BOPD
Level 3 -        200,000 BOPD
Level 4 -        195,000 BOPD
Level 5 -        190,000 BOPD
Level 6 -        185,000 BOPD
Level 7 -        180,000 BOPD
Level 8 -        175,000 BOPD
Level 9 -        170,000 BOPD
Level 10 -       165,000 BOPD
Level 11 -       160,000 BOPD
Level 12 -       155,000 BOPD
Level 13 -       150,000 BOPD
Level 14 -       145,000 BOPD
Level 15 -       140,000 BOPD

Such minimum five (5) day notice period may be changed with the agreement of BP and the CHOPS Parties based on safety or environmental concerns or the final Cameron Highway nomination deadline. Subject to the terms of this Agreement, the CHOPS Parties shall be obligated to receive and purchase from BP a minimum volume of Dedicated Production equal to the applicable BP MDQ.

         b. If on any Day, BP delivers less Dedicated Production to Cameron Highway than the applicable BP MDQ selected by BP pursuant to Article VI.a. above, CHOPS shall have the right to utilize such unused capacity on a fully interruptible basis.

         c. Dedicated Production delivered to the Receipt Points by BP that is produced from Dedicated Leases other than the Initial Dedicated Leases shall be credited against the applicable BP MDQ so long as Dedicated Production delivered by BP from the Initial Dedicated Leases has not exceeded the applicable BP MDQ at the time such additional Dedicated Production is delivered to the Receipt Points.

         d. If capacity is available, BP shall have the right to deliver Crude Oil that has not been dedicated to this Agreement to the Receipt Points. BP shall have the right to require the CHOPS Parties to enter into an interruptible purchase and sale arrangement for such Crude Oil with differentials no greater than those contained in Article XII of this Agreement. The right to deliver Crude Oil that has not been dedicated to this Agreement and receive differentials no greater than those contained in Article XII. shall be a right granted only to, and exercisable by, BP (and not to permitted assignees of BP); provided, however, that to the extent an interruptible purchase and sale arrangement for such Crude Oil is entered into pursuant to this Article VI.d. prior to a permitted assignment by BP of all or a portion of its working interest in the lease from which such Crude Oil is produced, then following such permitted assignment, such Crude Oil shall continue to receive the same differentials under such interruptible purchase and sale arrangement as were applicable to such interruptible purchase and sale arrangement prior to such assignment; provided, that such assignment is treated in accordance with Article XXII.b.

         e. Except as provided in Article VIII., the CHOPS Parties shall not enter into any firm purchase and sale arrangements if such arrangements would reasonably be expected by a reasonable and prudent operator to jeopardize the ability of such operator to accept and purchase, on a Firm basis, the volume of Crude Oil equivalent to Level 1 of the BP MDQ levels set forth in Article VI.a. above, at the Receipt Points from BP hereunder.

         f. At the request of BP, the CHOPS Parties shall provide BP then current and up-to-date information regarding the aggregate contracted firm and interruptible throughput of Cameron Highway, subject to confidentiality restrictions.

                                  ARTICLE VII.

                            INCREASE IN BP MDQ LEVELS

         a. Notwithstanding anything to the contrary contained herein, at the request of BP (to be accompanied by supporting data, reasonably satisfactory to the CHOPS Parties, that indicates that BP has or will have the ability to deliver Crude Oil (whether or not deliveries are actually made) at such requested levels) and to the extent capacity is available on Cameron Highway, the CHOPS Parties shall increase (i) to the extent BP requests that Level 1 of the BP MDQ Levels set forth in Article VI.a above be increased to an amount that is less than or equal to 250,000 BOPD, then Level 1 of the BP MDQ Levels shall be increased to such requested amount, and the remaining fourteen (14) Levels of the BP MDQ Levels shall remain unchanged, and (ii) to the extent BP requests that Level 1 of the BP MDQ Levels be increased in excess of 250,000 BOPD, then Level 1 of the BP MDQ Levels shall be increased to such requested amount, and all of the remaining fourteen (14) Levels of the BP MDQ Levels shall be increased by the same amount that the increase in Level 1 exceeds 250,000 BOPD. Within sixty (60) days after receipt of BP's request, the CHOPS Parties shall notify BP in writing whether and to what extent capacity is available on Cameron Highway to accommodate any such requested increase (taking into consideration only existing and contracted written commitments of CHOPS to receive and deliver Crude Oil on Cameron Highway). Any increases in BP MDQ Levels made pursuant to this Article VII shall be evidenced by a formal amendment to this Agreement. Upon such increase in the applicable Levels of the BP MDQ Levels, the CHOPS Parties shall be obligated to receive and purchase Dedicated Production at the Receipt Points at such increased Levels and contemporaneously sell and deliver the equivalent volume of Crude Oil to BP or its Affiliate designee (as provided in Article III.a. above) at the Delivery Points and Additional Delivery Points, subject to normal imbalances, all on a Firm basis as provided in this Agreement. The terms related to an increase in BP MDQ Levels, and the rights related thereto, shall be rights granted only to, and exercisable by, BP (and not to permitted assignees of BP); provided, however, that to the extent an increase in any BP MDQ Level has occurred pursuant to this Article VII.a. prior to a permitted assignment by BP of all or a portion of its working interest in the Dedicated Leases and/or all or a portion of its interest in the Dedicated Production, such increase in BP MDQ Levels shall continue in effect following such permitted assignment; provided, that such assignment is treated in accordance with Article XXII.b.

         b. In addition, subject to Article VII.c. below, it is agreed by BP and the CHOPS Parties that in the event BP has delivered Crude Oil equivalent to the applicable BP MDQ and wishes to deliver Dedicated Production from Dedicated Leases other than the Initial Dedicated Leases, then upon the dedication of such other Dedicated Leases, the CHOPS Parties shall increase Level 1 of the BP MDQ Levels set forth in Article VI.a. in order to accommodate such additional Dedicated Production; provided, that in no event shall Level 1 exceed 250,000 BOPD unless the remaining fourteen (14) Levels of the BP MDQ Levels are increased by the same volume as the amount Level 1 was increased in excess of 250,000 BOPD.

         c. In the event capacity on Cameron Highway is not available for the CHOPS Parties to receive and purchase Crude Oil at such increased BP MDQ Levels as requested by BP in Article VII.a. and Article VII.b. above, the CHOPS Parties shall not unreasonably refuse to expand Cameron Highway to accommodate such additional volumes of Dedicated Production, provided such expansion is commercially reasonable and economically viable for Cameron Highway in the CHOPS Parties' sole reasonable discretion. The CHOPS Parties shall demonstrate such non-viability of such expansion to BP if the CHOPS Parties determine that such expansion of Cameron Highway is not commercially reasonable and/or economically viable for Cameron Highway. In such event, the CHOPS Parties and BP shall use good faith efforts to jointly develop a transaction that is commercially reasonable and economically viable for Cameron Highway and BP.

                                  ARTICLE VIII.

                           REDUCTION IN BP MDQ LEVELS

         a. In the event there has not been an increase, in accordance with Article VII. above, in Level 1 of the BP MDQ Levels resulting in Level 1 being greater than 210,000 BOPD, CHOPS shall have the right to request that BP reduce, temporarily or permanently, all fifteen (15) Levels of the BP MDQ Levels set forth in Article VI.a. above so long as each of the conditions precedent contained in Article VIII.a. below have been satisfied:

                  i.       Conditions Precedent:

                           (A) Forty-eight (48) calendar months must have elapsed since the date of the first receipts and purchase of Dedicated Production from BP by the CHOPS Parties on Cameron Highway;

                           (B) Except for reasons of Force Majeure or the failure of the CHOPS Parties for any reason to receive and purchase all volumes of Crude Oil delivered by BP at the Receipt Points, BP has not utilized at least 85% of Level 1 of the BP MDQ Levels for at least nine (9) of the immediately preceding twelve (12) calendar months;

                           (C) CHOPS can demonstrate to the reasonable satisfaction of BP that CHOPS has received a bona fide request from any party for a firm purchase and sale arrangement on Cameron Highway and such request includes a life of lease dedication by such party with respect to all leases from which Crude Oil subject to such arrangement will be produced (a "FIRM P&S REQUEST");

                           (D) BP is unable to demonstrate to CHOPS (with data that reasonably supports such contention) that it has or will have the ability to consistently deliver (whether or not deliveries are actually made) to the Receipt Points Crude Oil equivalent to Level 1 of the BP MDQ Levels set forth in
                  Article VI.a. above during the immediately following twelve
                  (12) month period taking into consideration (i) the then current level of Dedicated

                  Production actually being produced from the Dedicated Leases, and (ii) any volumes of Crude Oil that will become Dedicated Production that BP reasonably anticipates will be produced from the Dedicated Leases, or from leases that BP reasonably anticipates to develop and dedicate to this Agreement (as provided in Article IV.) within the immediately following twelve (12) months; provided, that BP reasonably believes the field will be developed; and

                           (E) CHOPS has demonstrated to the reasonable satisfaction of BP that CHOPS has diligently and in good faith requested reductions in maximum daily quantities, on a pro rata basis, from all other parties with firm purchase and sale arrangements on Cameron Highway that are not utilizing their MDQ, and (b) CHOPS still cannot fulfill the Firm P&S Request.

                  ii.      If each of the conditions precedent contained in
         Article VIII.a.i. above have been satisfied, each of the fifteen (15) Levels of the BP MDQ Levels set forth in Article VI.a. above shall be reduced by an amount equal to the minimum amount required to fulfill such Firm P&S Request; provided, that in no event shall the reduction in Level 1 of the BP MDQ Levels reduce such Level 1 lower than 110% of the sum of (x) the then current amount of Dedicated Production being produced, plus (y) any additional Crude Oil that will become Dedicated Production that BP reasonably anticipates will be produced from the Dedicated Leases or from leases that BP reasonably anticipates it will dedicate to the Agreement as provided in Article IV. in the immediately following twelve (12) month period. The CHOPS Parties shall demonstrate to the reasonable satisfaction of BP that the reduction in the fifteen
         (15) BP MDQ Levels satisfies this Article VIII.a. The differentials set forth in Article XII.a. for the BP MDQ Levels shall remain applicable following any reduction in such levels as provided in this Article VIII.a.

         b.       In the event there has been an increase, in accordance with
Article VII. above, in Level 1 of the BP MDQ Levels resulting in Level 1 being greater than 210,000 BOPD, CHOPS shall have the right to request that BP reduce, temporarily or permanently, Level 1 of the BP MDQ Levels so long as CHOPS can demonstrate to the reasonable satisfaction of BP that CHOPS has received a bona fide request from any party for a firm purchase and sale arrangement on Cameron Highway. If CHOPS has received such a bona fide request, and CHOPS requests that BP reduce Level 1 of the BP MDQ Levels, BP shall elect to either (i) reduce Level 1 of the BP MDQ Levels by an amount equal to the lesser of (x) the amount required to fulfill such request or (y) the amount of the then current Level 1 that is in excess of 210,000 BOPD, or (ii) maintain the then current amount of Level 1 of the BP MDQ Levels and increase each of Levels 2 through 15 by an amount equal to the number of Barrels that were required to fulfill such request. The differentials set forth in Article XII.a. for Levels 1 through 15 of the BP MDQ Levels shall remain applicable following any reduction in such Levels as provided in this Article VIII.b.

         c.       In the event there has been an increase, in accordance with
Article VII. above, in Level 1 of the BP MDQ Levels resulting in Level 1 being greater than 210,000 BOPD, CHOPS shall have the right to request that BP reduce, temporarily, Level 1 of the BP MDQ Levels so long as the CHOPS Parties can demonstrate to the reasonable satisfaction of BP that CHOPS has received a bona fide request from any party for an interruptible purchase and sale arrangement not to exceed three (3) calendar months on Cameron Highway. If CHOPS has received such a request, and CHOPS requests that BP reduce Level 1 of the BP MDQ Levels, BP shall elect to either (i) reduce Level 1 of the BP MDQ Levels for such interruptible arrangement period (not to exceed three (3) calendar months) by an amount equal to the lesser of (x) the amount required to fulfill such request or (y) the amount of the then current Level 1 that is in excess of 210,000 BOPD, or (ii) maintain the then current amount of Level 1 of the BP MDQ Levels and, for the duration of the proposed interruptible arrangement period (not to exceed three
(3) calendar months), increase Levels 2 through 15 by an amount equal to the number of Barrels that were required to fulfill such request. The differentials set forth in Article XII.a. for Levels 1 through 15 of the BP MDQ Levels shall remain applicable following any reduction in such Levels as provided in this
Article VIII.c. At the end of such interruptible arrangement period (not to exceed three (3) calendar months), all Levels of the BP MDQ Levels shall automatically revert to their respective volumetric levels effective on the date immediately preceding such reduction.

         d. With respect to all potential reductions in the BP MDQ Levels described in this Article VIII., in the event CHOPS has not entered into a valid, binding and effective firm or interruptible, as the case may be, purchase and sale arrangement with such requesting party effectuating the request within sixty (60) days of the effective date of the reduction of the applicable BP MDQ Levels, then all such BP MDQ Levels will automatically revert to their respective volumetric levels effective on the date immediately preceding such reduction.

         e. Any reductions in BP MDQ Levels made pursuant to this Article VIII shall be evidenced by a formal amendment to this Agreement.

                                   ARTICLE IX.

                        CAMERON HIGHWAY REGULATORY STATUS

         a. The CHOPS Parties have elected to establish Cameron Highway as a private pipeline system. Regardless of the ultimate regulatory status of Cameron Highway, subject to the terms contained in the Construction Agreement, the CHOPS Parties shall construct and install Cameron Highway. If the CHOPS Parties are unable for any reason to establish and maintain the Cameron Highway system as a private pipeline system, such failure shall not be deemed a breach of this Agreement. In such case, the Parties agree that they shall simultaneously terminate this Agreement and enter into a replacement agreement under which the CHOPS Parties shall effectuate receipt at the Receipt Points and delivery to the Delivery Points and Additional Delivery Points of (i) Dedicated Production, and (ii) Excess Production and other non-dedicated Crude Oil, with as close to the same type and level of services as provided in this Agreement as the circumstances will allow, attempting to preserve as many of the terms and conditions contained in this Agreement as possible, and on the same economic basis for BP and the CHOPS Parties as agreed to in this Agreement.

         b. The Parties further agree that to the extent one or more Governmental Agencies or a court requires a pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, the terms of Articles XI.a.ii. and XI.d. below shall apply.

         c. Subject to the terms contained in this Article IX.c., BP agrees that it will not support, commence or participate in support of any proceeding before any court or Governmental Agency, seeking (i) pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, or (ii) to have Cameron Highway determined to be subject to the jurisdiction of any Governmental Agency.

                  (1) In the event BP or a BP Affiliate, acting solely on its own behalf and not as part of a group or organization (other than a group consisting solely of BP Affiliates), supports, commences or participates in support of any proceeding before any court or Governmental Agency seeking any of the actions described in subsections
         (i) or (ii) of this Article IX.c., CHOPS shall have the right to notify BP in writing that CHOPS believes such action is prohibited by this
         Article IX.c.

                           (A) In the event BP or a BP Affiliate, acting solely on its own behalf and not as part of a group or organization (other than a group consisting solely of BP Affiliates), supports, commences or participates in support of any proceeding before any court or Governmental Agency seeking pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, and CHOPS does not notify BP in writing that CHOPS believes such action is prohibited by this
                  Article IX.c., then if such proceeding directly results in pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, then BP shall waive any right to receive liquidated damages pursuant to Article XI.d. below.

                           (B) In the event BP or a BP Affiliate, acting solely on its own behalf and not as part of a group or organization (other than a group consisting solely of BP Affiliates), supports, commences or participates in support of any proceeding before any court or Governmental Agency seeking pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, and CHOPS notified BP in writing that CHOPS believes such action is prohibited by this Article IX.c. and requests that any pleadings and filings made by BP or such BP Affiliate be withdrawn from such action and that BP or such BP Affiliate withdraw from such action, then BP shall have the right to notify CHOPS in writing if BP disputes such allegation of CHOPS. In the event BP disputes such allegation of CHOPS, such dispute shall be submitted to dispute resolution and the Parties agree that such dispute resolution procedure shall be accelerated so that the arbitrator's decision shall be rendered within forty-five (45) days of CHOPS' receipt of BP's notice referenced in the immediately preceding sentence. During any dispute resolution process described in this Article IX.c., neither BP, nor such BP Affiliate, shall be required to withdraw pleadings and filings made in any proceeding or withdraw from any such proceeding, and BP shall not be deemed to be in breach of this Article IX.c.

                                    i.       If the arbitrator determines that
                           BP or a BP Affiliate has supported, commenced or participated in support of any proceeding before any court or Governmental Agency, seeking pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, BP shall have the right to either (i) withdraw its pleadings and filings in such proceeding and withdraw from the proceeding (or cause BP Affiliate to do the same) and in such event, regardless of the result of such proceeding the CHOPS Parties shall remain liable and responsible for the payment of liquidated damages as set forth in Article XI.d. below, if applicable, or (ii) maintain all pleadings and filings made in the proceeding and remain active in the proceeding and in such event, to the extent such proceeding directly results in pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, BP shall waive any right to receive liquidated damages pursuant to Article XI.d.

                                    ii.      If the arbitrator determines that
                           BP or a BP Affiliate has not supported, commenced or participated in support of any proceeding before any court or Governmental Agency, seeking pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, BP or BP Affiliate, as applicable, shall have the right to continue its participation in such proceeding and shall not be required to withdraw any filings or pleadings made and the CHOPS Parties shall remain liable and responsible for the payment of all liquidated damages as set forth in Article XI.d., if applicable.

                           (C) In the event BP or a BP Affiliate, acting solely on its own behalf and not as part of a group or organization (other than a group consisting solely of BP Affiliates), supports, commences or participates in support of any proceeding before any court or Governmental Agency seeking to have Cameron Highway determined to be subject to the jurisdiction of any Governmental Agency, and CHOPS does not notify BP in writing that CHOPS believes such action violates this Article IX.c., then if such proceeding directly results in Cameron Highway being made subject to the jurisdiction of any Governmental Agency, then BP and the CHOPS Parties agree that they shall simultaneously terminate this Agreement and enter into a replacement agreement under which the CHOPS Parties shall effectuate receipt at the Receipt Points and delivery to the Delivery Points and Additional Delivery Points of Dedicated Production, Excess Production and other non-dedicated Crude Oil with as close to the same type and level of services as provided in this Agreement as the circumstances will allow, attempting to preserve as many of the terms and conditions contained in this Agreement as possible, and on the same economic basis for BP and the CHOPS Parties as agreed to in this Agreement.

                           (D) In the event BP or a BP Affiliate, acting solely on its own behalf and not as part of a group or organization (other than a group consisting solely of BP Affiliates), supports, commences or participates in support of any proceeding before any court or Governmental Agency seeking to have Cameron Highway determined to be subject to the jurisdiction of any Governmental Agency, and the CHOPS Parties notify BP in writing that CHOPS believes such action violates this Article IX.c. and CHOPS requests that any pleadings and filings made by BP or such BP Affiliate be withdrawn from such action and that BP or such BP Affiliate withdraw from such action, then BP shall have the right to notify CHOPS in writing if BP disputes such allegation of CHOPS. In the event BP disputes such allegation of CHOPS, such dispute shall be submitted to dispute resolution and the Parties agree that such dispute resolution procedure shall be accelerated so that the arbitrator's decision shall be rendered within forty-five
                  (45) days of CHOPS' receipt of BP's notice referenced in the immediately preceding sentence. During any dispute resolution process described in this Article IX.c., neither BP, nor such BP Affiliate shall be required to withdraw pleadings and filings made in any proceeding or withdraw from any such proceeding, and BP shall not be deemed to be in breach of this
                  Article IX.c.

                                    i.       If the arbitrator determines that
                           BP or a BP Affiliate has supported, commenced or participated in support of any proceeding before any court or Governmental Agency, seeking to have Cameron Highway determined to be subject to the jurisdiction of any Governmental Agency, BP shall have the right to either (i) withdraw its pleadings and filings in such proceeding and withdraw from the proceeding (or cause its BP Affiliate to do the same), or (ii) maintain all pleadings and filings made in the proceeding and remain active in the proceeding, and in the event of either (i) or (ii) above, if such proceeding directly results in Cameron Highway being made subject to the jurisdiction of any Governmental Agency, then BP and the CHOPS Parties agree that they shall simultaneously terminate this Agreement and enter into a replacement agreement under which the CHOPS Parties shall effectuate receipt at the Receipt Points and delivery to the

                           Delivery Points and Additional Delivery Points of Dedicated Production, Excess Production and other non-dedicated Crude Oil with as close to the same type and level of services as provided in this Agreement as the circumstances will allow, attempting to preserve as many of the terms and conditions contained in this Agreement as possible, and on the same economic basis for BP and the CHOPS Parties as agreed to in this Agreement; and further, in the event of either (i) or (ii) above, if such proceeding does not result in Cameron Highway being made subject to the jurisdiction of any Governmental Agency, this Agreement shall remain in effect.

                                    ii.      If the arbitrator determines that
                           BP or a BP Affiliate has not supported, commenced or participated in support of any proceeding before any court or Governmental Agency, seeking to have Cameron Highway determined to be subject to the jurisdiction of any Governmental Agency, BP or BP Affiliate, as applicable, shall have the right to continue its participation in such proceeding and shall not be required to withdraw any filings or pleadings made and the terms of this Agreement shall remain in effect.

                  (2) Notwithstanding anything to the contrary contained herein, the remedies expressly set forth in this Article IX.c. shall be the sole and exclusive remedies (whether under contract or at law or equity) of the Parties with respect to any violation or alleged violation of Article IX.c. by BP or BP Affiliates.

                                   ARTICLE X.

                    CURTAILMENT PRIORITIES ON CAMERON HIGHWAY

         a. The CHOPS Parties shall not oversubscribe the capacity on Cameron Highway so that firm purchase and sale arrangements would reasonably be expected by a reasonable and prudent operator to be curtailed. However, if it becomes necessary to curtail Crude Oil on Cameron Highway as provided in this Agreement, the CHOPS Parties shall curtail in the following order: (i) all interruptible Crude Oil arrangements shall be curtailed on a pro rata basis, and completely curtailed if necessary to fulfill all firm purchase and sale arrangements, and (ii) after all interruptible Crude Oil arrangements are curtailed as provided in (i) above if it is apparent that such curtailment is not sufficient to enable the CHOPS Parties to fulfill all firm purchase and sale arrangements, such Crude Oil subject to firm purchase and sale arrangements shall be curtailed pro rata based on the then effective maximum daily quantities of all valid firm purchase and sale arrangements. The CHOPS Parties shall use commercially reasonable efforts to minimize the time period of any curtailments of Dedicated Production.

         b. The Parties agree that the CHOPS Parties may temporarily curtail purchases of Dedicated Production due to routine operations and maintenance on Cameron Highway; provided that, the CHOPS Parties shall exercise reasonable diligence to schedule routine operations and maintenance so to as nearly as possible avoid service interruptions and shall not schedule such operations during periods of peak demand. To the extent known by the CHOPS Parties, the CHOPS Parties shall notify BP in writing of the routine operations and maintenance projects that CHOPS has planned for each upcoming year, and shall immediately notify BP of any unplanned routine operations and maintenance projects.

         c. To the extent that nominations for Crude Oil on either the Port Arthur Lateral or the Texas City Lateral exceed the capacity on such lateral, the CHOPS Parties shall curtail Crude Oil on such affected lateral in the following order: (i) all interruptible Crude Oil arrangements on such lateral shall be curtailed on a pro rata basis, and completely curtailed if necessary to fulfill all firm purchase and sale arrangements on such lateral, and (ii) after all interruptible Crude Oil arrangements on such lateral are curtailed as provided in subsection (i) of this Article X.c., if it is apparent that such curtailment is not sufficient to enable the CHOPS Parties to fulfill all firm purchase and sale arrangements on such lateral, such Crude Oil subject to firm purchase and sale arrangements on such lateral shall be curtailed pro rata based on the then effective maximum daily quantities of all valid firm purchase and sale arrangements on such lateral. In the event of such a curtailment, the affected volumes will be nominated to Delivery Points and Additional Delivery Points on the other lateral. Further, if such allocation of capacity continues for a period of one hundred eighty (180) consecutive days, then within the following sixty (60) days, the CHOPS Parties shall initiate a plan to expand the capacity of either the Port Arthur Lateral or the Texas City Lateral to the extent such expansion is commercially reasonable and economically viable for Cameron Highway in the CHOPS Parties' sole reasonable discretion. Such plan shall be implemented within one hundred eighty (180) days after the expiration of the sixty (60) day period referenced above.

                                   ARTICLE XI.

                         RELEASE OF DEDICATED PRODUCTION

         a. Certain quantities of Dedicated Production shall be temporarily released from dedication under this Agreement in accordance with the following:

                  i. In the event the Cameron Highway Completion Date has not occurred by the commencement of production from one or more of the Dedicated Leases, then the quantities of Dedicated Production that the CHOPS Parties are unable to receive and purchase shall be temporarily released;

                  ii.      If at any time during the terms of this Agreement,
         (x) any Governmental Agency or court requires a pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA, or (y) the CHOPS Parties, in their discretion, curtails Crude Oil on Cameron Highway as a direct response to a claim or threatened claim of any party related to the OCSLA; then the Parties agree that, to the extent such pro rata allocation results in the CHOPS Parties not being able
         (i) to receive and purchase all of the Dedicated Production delivered by BP at the Receipt Points and (ii) to sell and deliver an equivalent volume of Crude Oil at the Delivery Points and Additional Delivery Points, quantities of Dedicated Production that the CHOPS Parties are unable to receive and purchase shall be temporarily released; and

                  iii. In the event that BP at any time attempts to deliver to Cameron Highway any quantity of the Dedicated Production, and, for reasons other than (A) those described in Articles XI.a.i. and XI.a.ii. above, or (B) a breach by BP of this Agreement, the CHOPS Parties fail to receive and purchase from BP all of such quantity, then the quantity of Dedicated Production that the CHOPS Parties fail to receive and purchase shall be temporarily released. For the avoidance of doubt, if, for reasons other than those described in Article XI.a.i. and XI.a.ii., CHOPS fails to receive and purchase any Dedicated Production due to such Dedicated Production not meeting the quality specifications set forth in Exhibit "D", such Dedicated Production that the CHOPS Parties fail to receive and purchase shall be temporarily released pursuant to this Article XI.a.iii.

         b. Each of the following shall apply to any temporary release of Dedicated Production pursuant to Article XI.a. above:

                  i. Except as otherwise provided in Article XI.b.iii. below, BP shall have no obligations under this Agreement with respect to such temporarily released quantities of Dedicated Production during the applicable temporary release period described in Article XI.b.iv. below.

                  ii. BP shall have the right to deliver and/or sell such temporarily released quantities of Dedicated Production to any other Crude Oil pipelines without penalty hereunder and with no liability to the CHOPS Parties except as expressly provided in the following Article XI.b.iii.; provided, that the CHOPS Parties shall be under no obligation to BP to expend any funds to make connections to other Crude Oil pipelines.

                  iii. Except as set forth in the immediately following sentence, Article XI.g. below shall not apply to such temporarily released quantities of Dedicated Production, and in no event shall BP be obligated to compensate the CHOPS Parties for any such temporarily released quantities of Dedicated Production delivered to alternative pipelines. However, notwithstanding the foregoing, to the extent any quantity of Dedicated Production is temporarily released pursuant to the terms of Article XI.a.iii. above due to the failure of the Dedicated Production to meet the quality specifications contained in Exhibit "D", and BP diverts all or part of such temporarily released quantity to another pipeline, then such temporarily released and diverted quantity of Dedicated Production shall be treated as if BP, in its sole discretion, elected to divert such quantity of Dedicated Production to the other pipelines pursuant to the terms of Article XI.g. below, and in such case, BP shall pay the CHOPS Parties the differential described in Article XI.g. below.

                  iv.      (x)      In the event of a temporary release of
         Dedicated Production pursuant to Articles XI.a.i. or XI.a.ii. above, the CHOPS Parties shall give BP ten (10) days prior written notice of the effective date on which the CHOPS Parties are able to receive and purchase any portion of the temporarily released volumes of Dedicated Production tendered by BP at the Receipt Points and sell and deliver an equivalent volume of Crude Oil at the Delivery Points and Additional Delivery Points. Upon receipt of such notice by BP, such temporary release shall continue no longer than the remainder of the calendar month in which BP receives such written notice and the succeeding calendar month. BP shall commence deliveries to Cameron Highway of all volumes of Dedicated Production that were previously released, that the CHOPS Parties are then able to receive and purchase, immediately upon the termination of the period described in the immediately preceding sentence.

                           (y)      (A)      In the event of a temporary release
                  of Dedicated Production pursuant to Article XI.a.iii., if such temporary release has been in effect for fewer than twenty
                  (20) consecutive days, the CHOPS Parties shall give BP forty-eight (48) hours prior written notice of the effective date on which the CHOPS Parties are able to receive and purchase any portion of the temporarily released volumes of Dedicated Production tendered by BP at the Receipt Points and sell and deliver an equivalent volume of Crude Oil at the Delivery Points and Additional Delivery Points. Upon receipt of such notice by BP, such temporary release shall continue no longer than forty-eight (48) hours following such receipt. BP shall commence deliveries to Cameron Highway of all volumes of Dedicated Production that were previously released, that the CHOPS Parties are then able to receive and purchase, immediately upon the termination of the period described in the immediately preceding sentence.

                           (B) In the event of a temporary release of Dedicated Production pursuant to Article XI.a.iii., if such temporary release has been in effect for twenty (20) or more consecutive days, the notice provisions and the timing of the termination of the temporary release shall be in accordance with Article XI.b.iv.(x). above.

         c. In the event the Cameron Highway Completion Date has not occurred by 12:01 AM on August 15, 2004 (as such date may be adjusted pursuant to Article XI.h. below, the "REQUIRED COMMENCEMENT DATE") and quantities of Dedicated Production are temporarily released pursuant to Article XI.a.i. above, then subject to Article XI.f. below, the CHOPS Parties shall pay BP the following liquidated damages:

                  i. $0.63 per Barrel for all such temporarily released quantities of Dedicated Production delivered and/or sold by BP to alternative Crude Oil pipelines during the period commencing on the Required Commencement Date and extending until the Cameron Highway Completion Date, and

                  ii. The following amounts per Barrel of Dedicated Production received and purchased by the CHOPS Parties at the Receipt Points and redelivered to BP hereunder during the period commencing on the Required Commencement Date and extending until the Cameron Highway Completion Date:

                           w.       $0.50 per Barrel to the extent that
                  nominated deliveries of Dedicated Production to BP can be made by the CHOPS Parties at only one (1) of the Delivery Points, or

                           x.       $0.35 per Barrel to the extent that
                  nominated deliveries of Dedicated Production to BP can be made by the CHOPS Parties at only two (2) of the Delivery Points, or

                           y.       $0.15 per Barrel to the extent that
                  nominated deliveries of Dedicated Production to BP can be made by the CHOPS Parties at only three (3) of the Delivery Points, if the Delivery Point not operational is BP Products' Texas City Refinery, or

                           z.       $0.05 per Barrel to the extent that
                  nominated deliveries of Dedicated Production to BP can be made by the CHOPS Parties at only three (3) of the Delivery Points, if the Delivery Point not operational is a Delivery Point other than BP Products' Texas City Refinery.

The CHOPS Parties shall not be obligated to pay liquidated damages to BP for temporarily released volumes of Dedicated Production that are delivered to alternative Crude Oil pipelines by BP prior to the Required Commencement Date.

         d. With respect to Dedicated Production temporarily released pursuant to Article XI.a.ii. above, subject to Article XI.f. below, the CHOPS Parties shall pay BP, as liquidated damages, (i) to the extent the then applicable BP MDQ Level is equal to or less than 210,000 BOPD, $0.63 per Barrel for the temporarily released quantities of Dedicated Production delivered and/or sold by BP to alternative Crude Oil pipelines, and (ii) to the extent the then applicable BP MDQ Level is greater than 210,000 BOPD, (x) $0.63 per Barrel for the temporarily released quantities that are within the first 210,000 BOPD of Dedicated Production produced on such Day that are delivered and/or sold by BP to alternative Crude Oil pipelines, and (y) no amount of liquidated damages for the temporarily released quantities that are in excess of the first 210,000 BOPD of Dedicated Production produced on such Day that are delivered and/or sold by BP to alternative Crude Oil pipelines.

         e. With respect to Dedicated Production temporarily released pursuant to Article XI.a.iii. above, the CHOPS Parties shall not be liable to, or obligated to pay, BP any liquidated damages with respect to such temporarily released quantities.

         f. Without limiting the terms of the immediately following sentence, if (i) the CHOPS Parties are otherwise able and willing to receive and purchase all Dedicated

Production able to be delivered by BP and (ii) BP has not commenced deliveries of Dedicated Production from Mad Dog to the Receipt Points on or before November 15, 2004, then beginning November 15, 2004 and continuing until such date that deliveries of Dedicated Production from Mad Dog are tendered by BP at the Receipt Points, the CHOPS Parties shall not be liable to, or obligated to pay, BP any amounts of liquidated damages described in Articles XI.c. and XI.d. above. If (i) the CHOPS Parties are otherwise able and willing to receive and purchase all Dedicated Production able to be delivered by BP and (ii) BP has not commenced deliveries of Dedicated Production from Atlantis to the Receipt Points on or before April 1, 2005, then beginning April 1, 2005 and continuing until such date that deliveries of Dedicated Production from Atlantis are tendered by BP at the Receipt Points, the CHOPS Parties shall not be liable to, or obligated to pay, BP any amounts of liquidated damages described in Article XI.c. and XI.d. above. Notwithstanding anything in this Article XI.f. to the contrary, if BP commences deliveries of Dedicated Production from Holstein prior to November 15, 2004 and/or April 1, 2005, and the CHOPS Parties are not able to receive and purchase all Dedicated Production tendered by BP up to the applicable BP MDQ, the CHOPS Parties shall be liable for and shall pay BP liquidated damages as provided in this Article XI. The rights to receive liquidated damages and other payments from the CHOPS Parties as described in this Article XI. shall be rights granted only to, and exercisable by, BP (and not to permitted assignees of BP); provided, however, that the rights to have Dedicated Production temporarily released shall be rights exercisable by BP and its permitted assignees. Notwithstanding anything to the contrary contained herein, the rights to have Dedicated Production temporarily released, to receive liquidated damages and other payments, and to receive the other rights expressly granted in this
Article XI., shall be the sole and exclusive remedies (whether under contract or at law or equity) of BP with respect to any temporary release of Dedicated Production or related event.

         g. After the Cameron Highway Completion Date, BP, in its sole discretion, shall have the right to divert all or part of the Dedicated Production to other pipelines in lieu of delivery to Cameron Highway as provided in this Article XI.g. In such case and except as expressly provided otherwise in this Agreement, BP shall pay CHOPS the differential that corresponds to the applicable BP MDQ Level as reflected in BP's notice given pursuant to Article VI.a. for such diverted volumes of Dedicated Production. This Article XI.g. shall not apply to Excess Production, it being understood by the Parties that BP is not obligated in any way to deliver or sell Excess Production to Cameron Highway. Such Excess Production may be delivered by BP to any Crude Oil pipeline at BP's sole discretion with no restriction or penalty. Except as provided in
Article XI.b.iii. above, this Article XI.g. shall not apply to Dedicated Production temporarily released pursuant to Article XI.a. above.

         h. With respect to the term "Required Commencement Date", the Parties agree that the designated date of August 15, 2004, shall automatically be revised as follows: (i) such date shall be delayed on a day for day basis with the duration of any Force Majeure events declared by CHOPS hereunder in excess of the first ninety (90) days of Force Majeure events declared by CHOPS hereunder occurring during the construction phase of Cameron Highway, and (ii) such date shall be delayed until production actually commences from the first of the Initial Dedicated Leases to commence production. In the event of anticipated delays in the date of commencement of production from the first of the Initial Dedicated Leases that BP in its reasonable discretion believes it cannot make up, which would reasonably be expected to extend the Required Commencement Date, BP shall promptly notify CHOPS in writing of such anticipated delays and shall provide a revised Required Commencement Date. For purposes of this Agreement, the Required Commencement Date shall be deemed to be such revised date as further revised by the foregoing terms of this Article XI.h.

                                  ARTICLE XII.

                           PRICE AND PRICE ADJUSTMENTS

         a. For each Barrel of Crude Oil delivered to the Receipt Points (excluding pipeline loss or gain allowance described in Article XIII. below), the CHOPS Parties shall pay BP the Base Oil Price less a differential amount per Barrel based on the then applicable BP MDQ Level selected by BP pursuant to
Article VI.a. above as set forth in the table below (such price being referred to as the "CHOPS PARTIES PRICE"). Such differentials shall not be escalated for any reason.

                                    DIFFERENTIAL ($)
                                    ----------------
 BP MDQ                 VOLUMES UP TO            VOLUMES IN EXCESS
 LEVEL                     BP MDQ                    OF BP MDQ
 -----                     ------                    ---------
Level 1                 $0.95/Barrel               $0.95/Barrel
Level 2                 $0.97/Barrel               $0.95/Barrel
Level 3                 $0.99/Barrel               $0.95/Barrel
Level 4                 $1.01/Barrel               $0.95/Barrel
Level 5                 $1.03/Barrel               $0.95/Barrel
Level 6                 $1.04/Barrel               $0.95/Barrel
Level 7                 $1.05/Barrel               $0.95/Barrel
Level 8                 $1.06/Barrel               $0.95/Barrel
Level 9                 $1.09/Barrel               $0.95/Barrel
Level 10                $1.12/Barrel               $0.95/Barrel
Level 11                $1.15/Barrel               $0.95/Barrel
Level 12                $1.18/Barrel               $0.95/Barrel
Level 13                $1.21/Barrel               $0.95/Barrel
Level 14                $1.23/Barrel               $0.95/Barrel
Level 15                $1.24/Barrel               $0.95/Barrel

         b. BP shall pay the CHOPS Parties the Base Oil Price for each Barrel delivered at the Delivery Points and Additional Delivery Points (such price being referred to as the "BP PRICE").

         c. With respect to Article XII.a. and Article XII.b. above, BP, at any time and from time to time, shall have the right to change the Base Oil Price to a Platt's indicator for southern Green Canyon crude for deliveries in Texas. BP shall give CHOPS sixty (60) days prior written notice of such change. In the event BP elects to change the Base Oil Price as provided in this Article XII.c., BP and the CHOPS Parties shall settle any existing purchase and sale imbalance at such time pursuant to Article XXI. below.

         d. Any Crude Oil attributable to BP's working interest in a lease that is delivered to the Receipt Points by BP and purchased by the CHOPS Parties on an interruptible basis shall be subject to the fee differentials contained in this Agreement applicable to Dedicated Production for a period of ten (10) years from the date of the initial delivery by the CHOPS Parties of Crude Oil to any Delivery Point or Additional Delivery Point hereunder. The Parties agree that the rights granted to BP under this Article XII.d. shall be rights granted only to, and exercisable by, BP (and not to a permitted assignee of BP).

         e. During the term of this Agreement, in the event that the owner of Cameron Highway enters into a purchase and sale arrangement containing firm maximum daily quantities with either BHP or Unocal, as working interest owners in Mad Dog and/or Atlantis, as applicable, or amends any such agreement so that purchase and sale differentials for firm quantities for Mad Dog and/or Atlantis, as applicable, are lower than the corresponding differentials set forth in
Article XII.a. of this Agreement, the differentials applicable to BP under this Agreement shall be decreased to such lowest differential for firm quantities received by BHP and/or Unocal, for Crude Oil delivered by BP from Mad Dog and/or Atlantis, as applicable, for a term consistent with that term applicable to BHP and/or Unocal, as applicable, with respect to the lower differential for firm quantities; provided, however, that the Parties understand and agree that BP, BHP and Unocal each have different firm maximum daily quantity levels, and such levels shall be permitted to remain different during the term of this Agreement without triggering the terms of this provision. In the event BP and the CHOPS Parties enter into an alternative form of agreement as described in Article IX. of this Agreement and during the term of such agreement, either BHP or Unocal, as working interest owners in Mad Dog and/or Atlantis, as applicable, enter into an alternative form of agreement or amend such agreement so that the BHP and/or Unocal agreement contains fees for firm quantities that are lower than the corresponding fees in the agreement between BP and the CHOPS Parties, the fees applicable to BP under this Agreement shall be decreased to such lowest fee received by BHP and/or Unocal, for firm quantities of Crude Oil delivered by BP from Mad Dog and/or Atlantis, as applicable, for a term consistent with that term applicable to BHP and/or Unocal, as applicable, with respect to the lower fee. Notwithstanding anything to the contrary contained herein, the Parties agree that this Article XII.e. shall only be triggered by an agreement between the owner of Cameron Highway and either BHP or Unocal, as working interest owners in Mad Dog and Atlantis, as applicable, and not by a future agreement between the owner of Cameron Highway and BP. At the expense of BP and upon thirty (30) days prior written notice to the CHOPS Parties, BP shall have the right to review and audit the books, records, and accounts of the owner of Cameron Highway in order to verify the compliance of the CHOPS Parties with this
Article XII.e. The Parties agree that the rights granted to BP under this
Article XII.e. shall be rights granted only to, and exercisable by, BP (and not to a permitted assignee of BP).

         f. Notwithstanding anything contained in this Agreement to the contrary, as a result of the requirement contained in this Agreement that, for any volumes of Crude Oil delivered by BP (or its Affiliate designee) to the CHOPS Parties at the Receipt Points, equivalent volumes of Crude Oil be delivered simultaneously by the CHOPS Parties to BP (or its Affiliate designee) at the Delivery Points and Additional Delivery Points, BP and the CHOPS Parties hereby acknowledge and agree that subject only to normal imbalances and adjustments for pipeline loss or gain allowance as described in Article XIII, as a result of equivalent volumes of Crude Oil being purchased by the CHOPS Parties from BP (or its Affiliate designee) at the Receipt Points and contemporaneously sold by the CHOPS Parties to BP (or its Affiliate designee) at the Delivery Points and Additional Delivery Points, the CHOPS Parties shall only be entitled to receive the net amount equal to the BP Price for such Crude Oil less the CHOPS Parties Price for such Crude Oil resulting from such purchase and sale, and not the full BP Price for such Crude Oil.

                                  ARTICLE XIII.

                         PIPELINE LOSS OR GAIN ALLOWANCE

         The pipeline loss or gain allowance shall initially be a fixed percentage of volumes at the Receipt Points or Delivery Points and Additional Delivery Points and the accounting shall conform to standard industry practices on similarly situated pipeline systems. The pipeline loss or gain allowance shall be adjusted annually in order to conform to the previous year's actual pipeline loss or gain but such pipeline loss or gain allowance shall not exceed two-tenths (2/10) of one percent (1%) for any calendar year.

                                  ARTICLE XIV.

                              QUALITY AND PRESSURE

         a. The quality specifications for Cameron Highway are attached to this Agreement as Exhibit "D".

         b. Except for reasons of Force Majeure, the maximum pressure to be provided by the CHOPS Parties at the Initial Cameron Highway Receipt Point shall be no greater than 150 PSIG. BP may, but is under no obligation to, deliver Crude Oil at pressures up to 1950 PSIG.

                                   ARTICLE XV.

                                  QUALITY BANK

         a. CHOPS shall have the right to commingle production from the Dedicated Leases with production from other properties, pipelines and facilities. BP acknowledges and agrees that the Crude Oil delivered by BP at the Receipt Points will be commingled and blended with the Cameron Highway common stream.

         b. In order to compensate for variations in the quality of Crude Oil delivered by BP and other parties at the Receipt Points and that delivered by the CHOPS Parties at the Delivery Points and Additional Delivery Points, the CHOPS Parties shall establish and administer a market based quality bank. The operating procedures and details concerning the computation of quality bank adjustments are set forth in Exhibit "E" attached hereto. BP, as well as all other parties selling Crude Oil at Cameron Highway receipt points are required to participate in such quality bank. BP hereby authorizes the CHOPS Parties to compute adjustments among all such parties for quality differences in accordance with the procedures set forth in Exhibit "E".

                                  ARTICLE XVI.

         RESPONSIBILITY, LIABILITY, POSSESSION AND CONTROL OF CRUDE OIL

         a. As between BP and the CHOPS Parties, (a) BP shall control and possess the Crude Oil delivered hereunder at all times prior to delivery to the CHOPS Parties at the Receipt Points and after delivery by the CHOPS Parties at the Delivery Points and Additional Delivery Points and (b) the CHOPS Parties shall control and possess the Crude Oil at all times after delivery by BP at the Receipt Points and until delivery by the CHOPS Parties at the Delivery Points and Additional Delivery Points.

         b. EXCEPT AS OTHERWISE PROVIDED IN ARTICLE XVI.e. BELOW, BP SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS PARTIES GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT AND OCCURRING WHILE THE CRUDE OIL IS IN THE POSSESSION AND CONTROL OF BP, EVEN

THOUGH SUCH IS CAUSED IN WHOLE OR IN PART BY THE CHOPS PARTIES GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE CHOPS PARTIES GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS, DAMAGE, CLAIM, DEMAND OR ACTION RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE CHOPS PARTIES GROUP.

         c. EXCEPT AS OTHERWISE PROVIDED IN ARTICLE XVI.d. BELOW, THE CHOPS PARTIES SHALL, JOINTLY AND SEVERALLY, BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE BP GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT AND OCCURRING WHILE THE CRUDE OIL IS IN THE POSSESSION AND CONTROL OF THE CHOPS PARTIES, EVEN THOUGH SUCH IS CAUSED IN WHOLE OR IN PART BY THE BP GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE BP GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS, DAMAGE, CLAIM, DEMAND OR ACTION RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE BP GROUP.

         d. BP SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS PARTIES GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, DIRECTLY CAUSED BY OR DIRECTLY RESULTING FROM THE FAILURE OF THE CRUDE OIL DELIVERED BY BP TO THE CHOPS PARTIES AT THE RECEIPT POINTS TO MEET THE QUALITY SPECIFICATIONS SET FORTH IN ARTICLE XIV.a. OF THIS AGREEMENT.

         e. EXCEPT AS DIRECTLY CAUSED BY OR DIRECTLY RESULTING FROM BP'S DELIVERY TO THE CHOPS PARTIES OF CRUDE OIL AT THE RECEIPT POINTS THAT DOES NOT MEET THE QUALITY SPECIFICATION SET FORTH IN ARTICLE XIV.a. OF THIS AGREEMENT, THE CHOPS PARTIES SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE BP GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, DIRECTLY CAUSED BY OR DIRECTLY RESULTING FROM THE FAILURE OF THE CRUDE OIL DELIVERED BY THE CHOPS PARTIES TO BP AT ANY DELIVERY POINT OR ADDITIONAL DELIVERY POINT TO MEET THE QUALITY SPECICATIONS SET FORTH IN ARTICLE XIV.a. OF THIS AGREEMENT.

         f. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NO PARTY TO THIS AGREEMENT SHALL BE LIABLE TO ANY OTHER PARTY HERETO FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH OTHER PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE OR BUSINESS INTERRUPTIONS. IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTIES AND WAIVES ANY RIGHT OF RECOVERY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY ANY OTHER PARTY'S NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE OR GROSS NEGLIGENCE), FAULT OR LIABILITY WITHOUT FAULT.

         g. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY BUT EXCEPT AS OTHERWISE PROVIDED IN THE CONSTRUCTION AGREEMENT, TO THE EXTENT OF ITS WORKING INTEREST IN THE DEDICATED LEASES, BP AGREES TO BE SOLELY RESPONSIBLE AND LIABLE FOR, AND RELEASE AND INDEMNIFY THE CHOPS PARTIES GROUP WITH RESPECT TO, ANY LOSSES SUFFERED BY BP ARISING OUT OF, CONNECTED WITH OR IN

ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY TO THE DELAY OF PRODUCTION OR ANY DAMAGE TO THE DEDICATED LEASES OR LOSS OF ANY RELATED RESERVES NOT PREVIOUSLY DELIVERED TO THE CAMERON HIGHWAY RESULTING FROM ANY ACTS OR OMISSIONS BY THE CHOPS PARTIES IN CONNECTION WITH OR OTHERWISE RELATED TO THIS AGREEMENT.

                                  ARTICLE XVII.

                                    LINE FILL

         a. The CHOPS Parties shall provide all line fill for Cameron Highway. The cost of such line fill Barrels shall be based on the Base Oil Price for the month Cameron Highway line fill operations commence, less $0.95, plus or minus (as the case may be) quality bank adjustments. The portion of the Base Oil Price of a line fill Barrel up to $20.00 per Barrel shall be paid by the CHOPS Parties. The portion of the Base Oil Price of a line fill Barrel in excess of $20.00 per Barrel shall be allocated to and paid by the working interest owners in Holstein, Mad Dog and Atlantis who enter into purchase and sale arrangements on Cameron Highway, and all other parties who enter into purchase and sale arrangements on Cameron Highway that are effective upon commencement of operations of Cameron Highway, based on each party's maximum daily quantity compared to the aggregate maximum daily quantity on Cameron Highway.

         b. Within fifteen (15) Days after the Effective Date of this Agreement, the Parties will meet to implement a plan for the acquisition of linefill for Cameron Highway. Such plan may include, but not be limited to, the evaluation of purchasing linefill from BP (or an Affiliate designee of BP), the mechanisms for the management of the Crude Oil price risk for the Parties related to such linefill, and the disclosure of operational parameters related to such linefill, including the approximate timeline and approximate volumes of linefill required by CHOPS. The Parties agree to use their respective commercially reasonable efforts to finalize a plan for the acquisition of the Cameron Highway linefill within forty-five (45) Days after their first meeting as provided in the first sentence of this Article XVII.b.

                                 ARTICLE XVIII.

                                OIL PUMP FUEL GAS

         The CHOPS Parties shall provide all fuel gas for the operation of Cameron Highway. The cost of such fuel gas shall be based on the Base Gas Price for the then current month of fuel purchases, less $0.10 per MMBTU. The portion of the Base Gas Price up to $5.00 per MMBTU shall be paid by the CHOPS Parties. The portion of the Base Gas Price of an MMBTU in excess of $5.00 per MMBTU shall be allocated to and paid by all parties selling Crude Oil at Cameron Highway receipt points at the time such fuel gas is utilized by Cameron Highway, based on such parties' deliveries of Crude Oil in proportion to the total deliveries of Crude Oil at all Cameron Highway receipt points.

                                  ARTICLE XIX.

                           STATEMENTS, PAYMENTS, AUDIT

         a. The CHOPS Parties shall render a statement to BP on or before the fifteenth (15th) day of each calendar month setting forth the amount due BP for purchases of Crude Oil by the CHOPS Parties hereunder and the amount due for sales of Crude Oil hereunder during the preceding month. If actual quantities cannot be made available through no fault of the CHOPS Parties, the CHOPS Parties and BP may utilize a reasonable, good faith estimated quantity. As soon as the actual quantity becomes available, the estimate shall be adjusted and the adjustment shall be reflected in the subsequent month's statement. The CHOPS Parties agree to prepare a summary billing containing all amounts owed between BP and the CHOPS Parties to each other as provided in this Agreement for the applicable production month and the CHOPS Parties shall deliver a net statement to BP showing the net balance.

         b. The Party with the net balance due to the other Party shall pay such other Party the amount due in the form of immediately available federal funds by wire transfer to the bank account specified on the net statement, or any other mutually agreed upon method, on or before the twentieth (20th) day of each month for transactions accruing hereunder during the preceding month. Payments due on a Saturday or a bank holiday shall be made on the preceding Business Day unless such holiday is a Monday, in which case payment shall be made on the following Business Day; payments due on Sunday shall be made on the following Monday. The paying Party must tender a timely payment even if the net statement includes an estimated receipt or delivery volume. Any payment made hereunder by a Party shall not prejudice the right of the paying Party to an adjustment of any statement to which it has taken written exception, provided that claim therefore shall have been made within sixty (60) days from the date of discovery of such error, but, in any event, within twenty-four (24) months from the date of the net statement. If the paying Party fails to pay any statement in whole or in part when due, in addition to any other rights or remedies available to the Party to whom payment is due, interest at the Stated Rate shall accrue on unpaid amounts. "STATED RATE" means an annual rate of interest (compounded daily) equal to the lesser of (i) the sum of the prime or reference rate posted from time to time by JP Morgan Chase Bank (Houston, Texas office) or its successor or a mutually agreed substitute bank plus two percent (2%) or (ii) the maximum lawful interest rate then in effect under applicable law.

         Notwithstanding the foregoing, if a good faith dispute arises between BP and the CHOPS Parties concerning a net statement, the paying Party shall pay that portion of the net statement not in dispute on or before such due date, and upon the ultimate determination of the disputed portion of the statement, the paying Party shall pay the remaining amount owed (if any) plus the interest accrued thereon.

         c.       The CHOPS Parties shall maintain for not less than twenty-four
(24) months following the end of each calendar year, complete and accurate books, records and accounts of any amounts which are charged to BP hereunder during such calendar year, specifically including any records with respect to
Article XII.e. For a period of twenty-four (24) months from the end of each calendar year, upon thirty (30) days' prior written notice to the CHOPS Parties, BP, at its sole expense, shall have the right to inspect, at any reasonable time and from time-to-time, and audit such books, records and accounts related to any invoice or payment made during such calendar year.

                                   ARTICLE XX.

                                   MEASUREMENT

         All measurement practices must conform to the latest guidelines set out in the current API Manual of Petroleum Measurement Standards and all applicable API Bulletin and API Standards publications.

                                  ARTICLE XXI.

                           PURCHASE AND SALE BALANCES

         The Parties will endeavor, as far as practicable, to keep the purchase and sale arrangement in balance on a monthly basis and respond to status statements. It is recognized that for a given month, a Crude Oil imbalance between the Receipt Points, on the one hand, and the Delivery Points and Additional Delivery Points, on the other hand, may exist. The CHOPS Parties shall calculate and track all imbalances and include same in their monthly statement. The Parties agree to make a good faith effort to correct any actual monthly imbalances by subsequent nominations and deliveries of Crude Oil during the remainder of the month or the next available full business month, including the adjustments of receipts, deliveries and nominations. Delivery of such imbalance shall be made in the month following the month in which the volume imbalance is determined.

                                  ARTICLE XXII.

                                   ASSIGNMENT

         a.       CHOPS Parties.

                  i. Prior to the Cameron Highway Completion Date, (A) Neither CHOPS nor GTM may assign or transfer this Agreement or their respective obligations hereunder (in whole or in part) unless the other (either CHOPS or GTM) is also assigning or transferring its interest in this Agreement or the obligations hereunder to the same assignee in the same assignment transaction, and (B) any assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) by CHOPS and/or GTM shall require the prior written consent of BP (which consent may be withheld by BP in its sole discretion). After the Cameron Highway Completion Date, the CHOPS Parties shall have the right to assign or transfer this Agreement or the obligations hereunder (in whole or in part) to any Financially Capable Entity without the prior consent of BP; provided, that any other assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of BP, such consent not to be unreasonably withheld or delayed; provided further, that upon any permitted assignment by the CHOPS Parties, the CHOPS Parties shall be relieved of their obligations under this Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee.

                  ii. Any assignment or transfer by the CHOPS Parties of this Agreement or the obligations hereunder (in whole or in part) shall also include the assignment or transfer of all or a portion of CHOPS' ownership interest in Cameron Highway (such that Cameron Highway remains subject to this Agreement). Further, any assignee of any or all of CHOPS' right, title and interest in Cameron Highway shall agree to be bound by the terms of this Agreement, and any such assignment shall be made subject to this Agreement.

                  iii. Any assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) by the CHOPS Parties shall be null and void unless such assignment or transfer is made in compliance with this Article XXII.a.

         b.       BP.

                  i. Except as otherwise expressly provided in Articles II.b., IV.c., VI.d., VII.a., XI.f., XI.g., XII.d. and XII.e. of this Agreement, BP shall have the right to assign or transfer this Agreement or the obligations hereunder (in whole or in part) to any creditworthy entity or creditworthy Affiliate of BP without the prior consent of the CHOPS Parties; provided, that any other assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of the CHOPS Parties, such consent not to be unreasonably withheld;

         provided further, that any assignment of BP's rights and obligations under this Agreement shall also include the assignment or transfer of all or a portion of BP's right, title or interest in the applicable Dedicated Leases. Further, any assignee of any or all of BP's right, title or interest in the Dedicated Leases shall agree to be bound by the terms of this Agreement, such that BP's Dedicated Production from such leases so assigned shall remain subject to this Agreement. Upon any permitted assignment by BP, BP shall be relieved of its obligations under this Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee. Any assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) by BP shall be null and void unless such assignment or transfer is made in compliance with this Article XXII.b.

                  ii. In conjunction with the assignment by BP of all or a portion of its working interest in the Dedicated Leases, upon any such assignment by BP of this Agreement or the obligations hereunder (in whole or in part) pursuant to Article XXII.b.i. above, the following shall apply:

                           (A) Any working interest in the Dedicated Leases assigned by BP, and BP's remaining working interest in the Dedicated Leases, shall remain dedicated to Cameron Highway, pursuant to this Agreement.

                           (B)      The purchase and sale differentials
                  contained in Article XII. above shall be applicable to (x) the Crude Oil delivered by BP's assignee that is produced from the Dedicated Leases and (y) the BP Production delivered by BP that is produced from the Dedicated Leases, pursuant to this Agreement.

                           (C) The BP MDQ Levels set forth in Article VI. above shall remain the same; provided, that following such assignment by BP, BP shall receive a Barrel for Barrel credit against the applicable BP MDQ for the actual number of Barrels delivered to Cameron Highway that are produced from the working interest in the Dedicated Leases assigned by BP. Such assignee of BP shall be entitled to a maximum daily quantity level on Cameron Highway commensurate with the daily volume of Dedicated Production reasonably anticipated to be produced in the future from the Dedicated Leases so assigned that is allocated to its working interest share of such leases.

                           (D) At such times as BP transfers or assigns all or a portion of its working interest in one or more Dedicated Leases, the CHOPS Parties shall execute a purchase and sale agreement with BP's assignee that contains the same terms and conditions as those contained in this Agreement (with the exception of the non-assignable rights of BP contained in Articles II.b., IV.c., VI.d., VII.a., XI.f., XI.g., XII.d. and XII.e. of this Agreement) and that reflects the maximum daily quantity level allocated to such assignee as set forth in
                  Article XXII.ii.C. above.

         Notwithstanding anything contained in Article XXII.b. to the contrary, BP shall not be prohibited or restricted from assigning or transferring this Agreement or the obligations hereunder (in whole or in part) pending negotiation and execution of the purchase and sale agreement between the CHOPS Parties and BP's assignee. It being the intent of the Parties that completion of such negotiations and execution of such documentation shall not impede, hinder or delay any consents by the CHOPS Parties required under this Agreement with respect to an assignment or transfer thereof (in whole or in part) by BP.

         c. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Parties.

                                 ARTICLE XXIII.

                                      TERM

         a. This Agreement shall become effective as of the execution and delivery thereof by each of the Parties and, except as otherwise provided herein, shall continue in effect for the commercial life of production from the Dedicated Leases.

         b        The provisions contained in Article XVI. (Responsibility,
Liability, Possession and Control of Crude Oil), Article XIX. (Statements, Payment, Audit), Article XXIV. (Force Majeure) and Article XXV. (Dispute Resolution), Article XXVI (Confidentiality), and Article XXVII. (Miscellaneous) of this Agreement shall survive termination/expiration of this Agreement.

         c. Except with respect to those provisions in this Agreement that expressly provide for sole and exclusive remedies, (i) in the event of termination of this Agreement by a Party pursuant to the terms of this Agreement, such termination of this Agreement shall not be the sole remedy of such Party, and (ii) nothing contained in this Agreement shall prevent any Party from pursuing any other remedies available to such Party whether under contract or at law or equity with respect to any other Party's breach of or failure to fulfill its obligations under this Agreement.

                                  ARTICLE XXIV.

                                  FORCE MAJEURE

         a. Definition. No Party shall be liable to the other Parties for failure to perform any of its obligations under this Agreement, other than the obligation to make payments pursuant to the Agreement, to the extent such performance is hindered, delayed or prevented by Force Majeure. For purposes of this Agreement, "FORCE MAJEURE" shall mean causes, conditions, events or circumstances affecting the Parties, or downstream or upstream facilities which are beyond the reasonable control of the Party claiming Force Majeure. The term "Force Majeure" may include, without limitation, acts of God, wars (declared or undeclared), hostilities, acts of terrorism, strikes, lockouts, riots, floods, fires, storms, storm warnings, industrial disturbances, acts of the public enemy, sabotage, blockades, insurrections, epidemics, landslides, lightning, earthquakes, washouts, arrests and restraints of rulers and peoples, civil disturbances, explosions, breakage or accidents to machinery or lines of pipe, hydrate obstruction or blockages of any kind of lines of pipe, abnormal operating conditions on a Party's facilities, repairs, improvements, replacements or alterations to plants, lines of pipe or related facilities, inability of a Party to obtain necessary machinery, drilling or workover rigs, materials, permits, easements or rights-of-way on reasonable terms, freezing of a well or delivery facility, well blowout, cratering, depletion of reserves, the partial or entire failure of a well, the act of any court or governmental authority prohibiting a Party from discharging its obligations under this agreement or resulting in diminutions in service and conduct which would violate any applicable law, all of which events must be beyond the reasonable control of the Party claiming such event as Force Majeure. Notwithstanding anything in this
Article XXIV. to the contrary, inability of a Party to make payments when due, be profitable or to secure funds, arrange bank loans or other financing, obtain credit or have adequate capacity (other than for reasons of Force Majeure declared by such downstream facilities) on downstream facilities, and the events and activities referenced in Article IX. and Article XI.a.ii. shall not be regarded as events of Force Majeure.

         b. Notice. A Party which is unable, in whole or in part, to carry out its obligations under this Agreement due to Force Majeure shall promptly give written notice to that effect to the other Parties stating the circumstances underlying such Force Majeure.

         c. Resolution. A Party claiming Force Majeure shall use commercially reasonable efforts to remove the cause, condition, event or circumstance of such Force Majeure, shall give written notice to the other Parties of the termination of such Force Majeure and shall resume performance of any suspended obligation promptly after termination of such Force Majeure.

                                  ARTICLE XXV.

                          DISPUTE RESOLUTION PROCEDURE

         a. With respect to any controversy or claim ("DISPUTE"), whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any claim of fraud, misrepresentation or fraudulent inducement or any question of validity or effect of this Agreement including this clause) arising out of or related to this Agreement (including any amendments or extensions), or the breach or termination thereof, the Parties to this Agreement shall in good faith attempt to settle such Dispute by consultation between senior management representatives of such Parties initiated by a Party's ("SUBMITTING PARTY") delivery of written notice of the Dispute to the other Party (the "NON-SUBMITTING PARTY"). In the event such consultation does not settle the Dispute within thirty (30) days after receipt of the written notice of such Dispute by the Non-Submitting Party, the Dispute shall be submitted to non-binding mediation. In the event the Parties are unable to settle the Dispute through use of mediation within thirty (30) days of the commencement of such mediation, the Dispute shall be settled by binding arbitration in accordance with the Rules of the AAA, and this provision.

         b. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 to the exclusion of any provision of state law inconsistent therewith, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. Any arbitration proceeding hereunder will be conducted on a confidential basis.

         The arbitration shall be held in Houston, Texas.

         There shall be one (1) arbitrator. The Parties shall attempt jointly to select an arbitrator. If the Parties are unable or fail to agree upon an arbitrator within fifteen (15) days after the commencement of arbitration, one shall be selected by AAA in accordance with its Rules. The arbitration hearing shall occur no later than sixty (60) days after selection of the arbitrator. The arbitrator shall determine the claims of the Parties and render a final award in accordance with the substantive law of the State of Texas, excluding the conflicts provisions of such law. Unless otherwise provided in this Agreement, the arbitrator shall not have the right or the ability to terminate this Agreement. Further, the arbitrator shall not have the right to award any special, indirect, consequential, punitive or exemplary damages. The arbitrator shall set forth the reasons for the award in writing within ten (10) Business Days after the close of evidence and any post-evidence briefing and arguments that may be agreed upon (which shall be concluded within fourteen (14) days after close of evidence).

         Any claim by a Party shall be time-barred if the Submitting Party commences arbitration with respect to such claim later than two (2) years after the receipt of the written notice of the Dispute by the Non-Submitting Party. All statutes of limitations and defenses based upon passage of time applicable to any claim of a defending Party (including any counterclaim or setoff) shall be tolled while the arbitration is pending.

         The obligation to arbitrate any Dispute shall extend to the successors and assigns of the Parties. The Parties shall use their commercially reasonable efforts to cause the obligation to arbitrate any Dispute to extend to any officer, director, employee, shareholder, agent, trustee, Affiliate, or subsidiary. The terms hereof shall not limit any obligations of a Party to defend, indemnify or hold harmless another Party against court proceedings or other claims, losses, damages or expenses.

         The arbitrator shall order the Parties to promptly exchange copies of all exhibits and witness lists, and, if requested by a Party, to produce other relevant documents, to answer up to ten (10) interrogatories (including subparts), to respond to up to ten (10) requests for admissions (which shall be deemed admitted if not denied) and to produce for deposition and, if requested, at the hearing all witnesses that such Party has listed and up to four (4) other Persons within such Party's control. Any additional discovery shall only occur by agreement of the Parties or as ordered by the arbitrator upon a finding of good cause.

         Each Party shall bear its own costs, expenses and attorney's fees; provided that if court proceedings to stay litigation or compel arbitration are necessary, the Party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses, and attorney's fees in connection with such court proceeding.

         In order to prevent irreparable harm, the arbitrator shall have the power to grant temporary or permanent injunctive or other equitable relief. Prior to the appointment of an arbitrator a Party may, notwithstanding any other provision of this Agreement, seek temporary injunctive relief from any court of competent jurisdiction; provided that the Party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration. Such court ordered relief shall not continue more than ten (10) days after the appointment of the arbitrator (or in any event for longer than sixty (60) days).

         If any part of this arbitration provision is held to be unenforceable, it shall be severed and shall not affect either the duty to arbitrate or any other part of this provision.

                                  ARTICLE XXVI.

                                 CONFIDENTIALITY

         a. No Party shall disclose any other Party's Confidential Information to a third party (other than such Party's and its Affiliates' employees, lenders, agents, servants, counsel, contractors, consultants or accountants who need to know and agree to maintain the confidentiality of the Confidential Information in accordance with this Article XXVI.) except in order to comply with any applicable law, order, regulation or exchange rule and except in connection with any arbitration in accordance with Article XXV.; provided each Party shall notify the other Parties of any proceeding of which it is aware that may result in disclosure and use reasonable efforts to prevent or limit the disclosure. The Parties shall be entitled to all remedies available at law or in equity to enforce, or seek relief in connection with, this confidentiality obligation including, without limitation, obtaining an injunction against disclosure; provided, all monetary damages shall be limited to actual direct damages and a breach of this section shall not give rise to a right to suspend or terminate this transaction.

         b. Notwithstanding any other provision in this Agreement, but subject to the provisions of Article XXVI.c. below, a Party may disclose all terms and conditions of this Agreement to (A) any third party where such third party is a potential bona fide purchaser of substantially all of a Party's assets, or of the portion of such assets affected by this Agreement, or (B) its contractors and consultants.

         c. If a Party discloses any or all of the terms and conditions of this Agreement as contemplated in Article XXVI.b. above, it shall do so only after (A) giving all other Parties not less than ten (10) days prior written notice specifying the extent to which the disclosing Party intends to disclose the Confidential Information and (B) entering into a confidentiality arrangement, containing terms no less stringent than those provided herein, with the Person to whom such Confidential Information is to be disclosed.

         d. The terms of this Article XXVI. shall survive and Confidential Information received from the other Party shall be kept confidential for a period of three (3) years following termination of this Agreement.

         e. Upon (i) the termination of this Agreement and (ii) the request of the applicable Party, the Party receiving such request shall return or destroy all written Confidential Information (excluding this Agreement but including written confirmation of oral communications) provided by the requesting Party which was stamped "Confidential," provided that a Party may keep a copy of a document marked "Confidential" if such Party's counsel determines that it is required to do so by law or pending the outcome of any dispute involving the Parties under this Agreement. In the event of such request, documents, analyses, compilations, studies or other materials prepared by a Party or its Representatives that contain or reflect Confidential Information from any other Party, other than computer archival and backup tapes or archival and backup files (collectively "COMPUTER TAPES") and billing and trading records (collectively, "OTHER RECORDS") shall be destroyed (such destruction to be confirmed in writing by a duly authorized officer of the returning Party) or shall be retained on a confidential basis consistent with the terms of this Agreement. Computer Tapes and Other Records shall be kept confidential in accordance with the terms of this Agreement. Notwithstanding the foregoing, no Party shall be required to destroy or return documents covered by this provision prior to the later of the expiration of applicable statutes of limitations for actions that might arise with respect to the subject matter of such documents or final action with respect to any legal action or arbitration involving such documents.

         f. The Parties agree that except as provided herein, each Party shall maintain its right, title and interest in all proprietary data, documentation and software furnished to the other Parties pursuant to this Agreement, except any portion of information that was supplied by any other Party, which information shall be returned or destroyed pursuant to paragraph
(e) above.

         g. Except with respect to (a) information already in the public domain (other than as a result of the breach of this Agreement) and (b) public announcements required by applicable laws or securities exchange, market or similar rules, public announcements concerning this Agreement and the activities contemplated hereunder shall require the prior written consent of the other Parties, such consent not to be unreasonably withheld. In the case of any public announcement pursuant to Article XXVI.g.(b) above, the disclosing Party shall provide an advance copy of the proposed public disclosure to the non-disclosing Parties and permit the non-disclosing Parties the opportunity to reasonably comment on such proposed disclosure.

                                 ARTICLE XXVII.

                                  MISCELLANEOUS

         a. NOTICES. Any notice, request, demand, statement or payment provided for in this Agreement shall be confirmed in writing and shall be made as specified below; provided, however, that notices claiming default, or initiating dispute resolution procedures, or similar matters, shall only be made using overnight mail, certified mail, or courier; and provided further, that notices of interruption and similar operating matters may be provided verbally or by electronic mail, effective immediately and, upon request, confirmed in writing. A notice sent by facsimile transmission shall be deemed received by the close of the Business Day on which such notice was transmitted or such earlier time as confirmed by the receiving Party and by overnight mail or courier shall be deemed to have been received two (2) Business Days after it was sent or such earlier time as is confirmed by the receiving Party unless it confirms a prior verbal communication in which case any such notice shall be deemed received on the day sent. The addresses of the Parties are set forth below:

                  if to GTM, addressed as follows:

                  GulfTerra Energy Partners, L.P.
                  Four Greenway Plaza
                  Houston, Texas 77046
                  Attn: President
                  (832) 676-5666 (telephone)
                  (832) 676-1710 (facsimile)

                  if to CHOPS, addressed as follows:

                  Cameron Highway Oil Pipeline Company
                  Attn: Manta Ray Gathering Company, L.L.C., Operator Four Greenway Plaza
                  Houston, TX 77046
                  Attention: President
                  (832) 676-5666 (telephone)
                  (832) 676-1710 (facsimile)

                  if to BP, addressed as follows:

                  BP Exploration & Production Inc.
                  501 WestLake Park Blvd.
                  Houston, TX 77079
                  Attn: Commercial Manager, Gulf of Mexico Deepwater Projects 281-366-5311 (telephone)
                  281-366-7870 (facsimile)

These addresses will remain in effect for the duration of this Agreement, unless changed by notice.

         b. INSURANCE. All Parties shall procure and maintain or cause to be procured and maintained all insurance in the types and amounts as required by applicable laws, rules and regulations, to provide coverage against risks which are the subject of this Agreement, as is either customarily carried by companies owning, operating or conducting similar business(es), or as deemed necessary and reasonably requested by the Parties from time to time. Any such insurance purchased by or on behalf of any Party shall be properly endorsed to waive the insurer's rights of subrogation under any such policies against the other Parties (and the other Parties' insurers) when any such other Party is released from liability or loss or damage pursuant to this Agreement. Notwithstanding anything in this Agreement to the contrary, a Party may, in its sole discretion, elect to self-insure with respect to such coverage so long as the Party providing self insurance has the overall ability to assume and be responsible financially for any and all liability hereunder.

         c. TAXES. BP shall be responsible for all applicable production, excise, sales, use or similar taxes and royalties on or with respect to the production, delivery and sale, of Crude Oil to the CHOPS Parties hereunder. BP shall also be responsible for any tax, fee, or other charge levied by any governmental authority against BP, pursuant to any federal, State, or local act or regulation for the purpose of creating a fund for the prevention, containment, clean up and/or removal of spills and/or the reimbursement of persons sustaining loss therefrom. The CHOPS Parties shall be responsible for all applicable excise, sales, use or similar taxes on or with respect to the delivery and sale to BP of Crude Oil hereunder. The CHOPS Parties shall also be responsible for any tax, fee, or other charge levied by any governmental authority against any CHOPS Party or any operator of Cameron Highway, pursuant to any federal, State, or local act or regulation for the purpose of creating a fund for the prevention, containment, cleanup and/or removal of spills and/or the reimbursement of persons sustaining loss therefrom.

         d. TIME OF THE ESSENCE. Time is of the essence with respect to any and all obligations arising pursuant to this Agreement.

         e. INDEPENDENT CONTRACTOR STATUS; NO PARTNERSHIP. In the event that any Party performs any work on behalf of any other Party, such working Party will perform in the status of an independent contractor and shall not be deemed to be an agent or employee of the other Parties as a result of such work. Nothing herein is intended to create a partnership, joint venture, agency or other relationship creating fiduciary or quasi fiduciary duties or similar duties and obligations or otherwise subject the Parties to joint and several or vicarious liability or, except as otherwise provided in this Agreement, to impose any duty, obligation or liability that would arise therefrom with respect to any Party.

         f. ENTIRETY. This Agreement (including the Exhibits hereto), together with the Construction Agreement and the Supplementary Agreement, constitutes the entire agreement between the Parties hereto relative to the subject matter hereof, and replaces and supersedes all prior agreements, conditions, understandings, representations and warranties made between the Parties with respect to the subject matter hereof, whether written or oral, including, without limitation, the Cameron Highway MOU and the Confidentiality Agreement. This Agreement is intended to be construed together with the Construction Agreement and the Supplementary Agreement and should be interpreted so as to give full effect to this Agreement, the Construction Agreement and the Supplementary Agreement; provided, that, in the event of any inconsistency between this Agreement and the Construction Agreement related to the dedication, purchase and sale of the Dedicated Production, this Agreement shall govern, and in the event of any inconsistency between this Agreement and the Construction Agreement related to the design, fabrication, construction, installation, commissioning, ownership, operation or maintenance of Cameron Highway, then the Construction Agreement shall govern, and in the event of any inconsistency between this Agreement and the Supplementary Agreement related to the matters covered by the Supplementary Agreement, then the Supplementary Agreement shall govern.

         g. NON-WAIVER. No waiver by any Party hereto of any one or more defaults by any other Party in the performance of any of the provisions of this Agreement shall be construed as a waiver of any other default or defaults whether of a like kind or different nature. Any delay, less than any applicable statutory period of limitations, in asserting or enforcing any rights under this Agreement, shall not be deemed a waiver of such rights. Failure of any Party to enforce any provision of this Agreement or to require performance by any other Party of any of the provisions hereof shall not be construed to waive such provision, or to affect the validity of this Agreement or any part thereof, or the right of any Party thereafter to enforce each and every provision hereof.

         h. AMENDMENTS. This Agreement shall not be amended or modified except by a written document executed by all of the Parties.

         i. SEVERABILITY. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and conditions of this Agreement shall nevertheless remain in full force and effect.

         j. NO ELECTRONIC MEANS. The Parties agree not to conduct the transactions contemplated by this Agreement by electronic means, except as specifically set forth in Article XXVII.a.

         k. HEADINGS. The headings used for the Articles and Sections herein are for convenience and reference purposes only and shall in no way affect the meaning or interpretation of the provisions of this Agreement.

         l. REPRESENTATIONS. As of the Effective Date, each Party declares, warrants, and represents on behalf of itself (a) that it has contributed to the drafting of this Agreement or has had it reviewed by legal counsel before executing it, (b) that this Agreement has been purposefully drawn and correctly reflects such Party's understanding of the transaction that it contemplates as of the Effective Date hereof, (c) that this Agreement has been validly executed and delivered; (d) that this Agreement has been duly authorized by all action necessary for the authorization thereof, (e) this Agreement constitutes a binding and enforceable obligation of the Party, enforceable in accordance with its terms, and (f) that the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate, conflict with, or result in a breach of any provisions of (or with notice or lapse of time or both would constitute such a breach of) any agreement, arrangement or other instrument or obligation to which such Party is a party or by which any its assets are bound, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation of any court, commission, governmental body, regulatory agency, authority, political subdivision or tribunal to which such Party is subject or by which it is bound.

         m. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES WHICH, IF APPLIED, MIGHT PERMIT OR REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, AND THE PARTIES AGREE THAT THE PLACE OF EXECUTION OF THIS AGREEMENT IS HARRIS COUNTY, TEXAS AND THAT VENUE WITH RESPECT

TO ANY DISPUTE ARISING HEREUNDER OR IN CONNECTION HEREWITH SHALL LIE IN HOUSTON, HARRIS COUNTY, TEXAS.

         n. LAWS. It is understood by the Parties that this Agreement and performance hereunder is subject to all present and future valid and applicable laws, orders, statutes, and regulations of courts or regulatory bodies (state or federal) having jurisdiction over the Parties.

         o. AUTHORIZATIONS. The Parties hereto represent that they have all requisite corporate authorizations necessary or proper to consummate this Agreement.

         p. COUNTERPARTS. This Agreement may be executed by signing the original or a counterpart thereof. If this Agreement is executed in counterparts, all counterparts taken together shall have the same effect as if all of the Parties had signed the same instrument.

         q. NO THIRD PARTY BENEFICIARIES. This Agreement is for the sole and exclusive benefit of the Parties hereto. Except as expressly provided herein to the contrary, nothing herein is intended to benefit any other Person not a Party hereto, and no such Person shall have any legal or equitable right, remedy or claim under this Agreement.

         r. EXHIBITS AND SCHEDULES. All exhibits, schedules and the like contained herein or attached hereto are integrally related to this Agreement and are hereby made a part of this Agreement for all purposes. To the extent of any ambiguity, inconsistency or conflict between the body of this Agreement and any of the exhibits, schedules and the like attached hereto, the terms of the body of this Agreement shall prevail.

         s. FURTHER ASSURANCES. Subject to the terms and conditions set forth in this Agreement, each of the Parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement. In case, at any time after the execution of this Agreement, any further action is necessary or desirable to carry out its purpose, the proper members, officers or directors of the Parties shall take or cause to be taken all such necessary actions.

         t. INTERPRETATION. Whenever the context requires: the gender of all words used in this Agreement includes the masculine, feminine, and neuter; a reference to any Person or entity includes its permitted successors and assigns; the words "hereof," "herein," "hereto," "hereunder," and words of similar import when used in this Agreement will refer to such applicable agreement as a whole and not to any particular provisions of such agreement; articles and other titles or headings are for convenience only and neither limit nor amplify the provisions of the agreement itself, and all references herein to articles, sections or subdivisions thereof will refer to the corresponding article, section or subdivision thereof of this Agreement unless specific reference is made to such articles, sections or subdivisions of another document or instrument; any reference to "includes" or "including" will mean "includes without limitation" or "including but not limited to," respectively; and any references in the singular will include references in the plural and vice versa.

         u. RECOUPMENT AND SETOFF. In addition to and not in lieu of any other rights and remedies available under contract, at law, in equity or otherwise, this Agreement constitutes a grant by each Party to the other Parties of a contractual right of

(i) recoupment and (ii) setoff, and each Party shall be entitled to exercise its respective rights of (i) recoupment and (ii) setoff, without notice to, or consent of, the other Parties.

         v. JOINT, SEVERAL AND PRIMARY OBLIGATIONS OF THE CHOPS PARTIES. As consideration for BP's entering into this Agreement, and further expressly acknowledging BP's reliance on the undertakings set forth in this Article XXVII.v., each of CHOPS and GTM hereby agrees and acknowledges that all of the obligations and liabilities of the CHOPS Parties under this Agreement (including, without limitation, obligations and liabilities relating to or arising in connection with representations, warranties, covenants, the payment of money, performance or otherwise) are the joint and several, primary and direct obligations and liabilities of each of CHOPS and GTM, and the CHOPS Parties agree that each of them is jointly, severally and fully and primarily responsible and liable for all such obligations and liabilities. In addition, without limiting the foregoing, each of CHOPS and GTM agrees that its obligation for the obligations and liabilities of the CHOPS Parties contained in this Agreement shall include the obligation of such CHOPS Party to cause the other CHOPS Party to perform such obligations and liabilities of the CHOPS Parties under this Agreement. For example (and without limiting anything contained herein), the CHOPS Parties obligation in the first sentence of Article II.a. to "receive and purchase, on a Firm Basis, all Dedicated Production delivered by BP, or an Affiliate designee of BP, at the Receipt Points" shall include (i) the joint and several (together with CHOPS), primary obligation of GTM to, and to cause CHOPS to, receive and purchase, and (ii) the joint and several (together with GTM), primary obligation of CHOPS to, and to cause GTM to, receive and purchase, in each case, in accordance with the terms of such sentence.

         The joint and several, primary and direct obligations and liabilities of each of CHOPS and GTM under this Agreement shall not be subject to any reduction, limitation, impairment or termination for any claim of waiver, release, surrender, alteration or compromise that may be granted or otherwise provided to one or more of the other CHOPS Parties but not to it, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the obligations of the other CHOPS Parties or otherwise.

         Upon payment or performance by any CHOPS Party of any amounts, obligations or liabilities owed to BP under this Agreement, all rights of the paying or performing CHOPS Party against the other CHOPS Party arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment and performance to the prior indefeasible payment and performance in full of all obligations of each of the CHOPS Parties to BP.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by their respective duly authorized representatives effective as of the Effective Date.

GULFTERRA ENERGY PARTNERS, L.P.                 BP EXPLORATION & PRODUCTION INC.

By:/s/ James Lytal                              By:/s/ O. Kirk Wardlaw
   ----------------------------------              ---------------------------
Name: James Lytal                               Name: O. Kirk Wardlaw
Title: President                                Title: Attorney-In-Fact
Date: June 23, 2003                             Date: June 23, 2003

CAMERON HIGHWAY OIL PIPELINE COMPANY

By:/s/ James Lytal
   ----------------------------------
Name: James Lytal
Title: President
Date: June 23, 2003

                                   EXHIBIT "A"

                             CAMERON HIGHWAY DIAGRAM

                                 (see attached)

                                   EXHIBIT "B"

                            INITIAL DEDICATED LEASES

 Field                Leases           BP Working Interest
 -----                ------           -------------------
Atlantis          Green Canyon 698              56  %
                  Green Canyon 699              56  %
                  Green Canyon 700              56  %
                  Green Canyon 701              56  %
                  Green Canyon 742              56  %
                  Green Canyon 743              56  %
                  Green Canyon 744              56  %

Holstein          Green Canyon 644              50  %
                  Green Canyon 645              50  %

Mad Dog           Green Canyon 738              60.5%
                  Green Canyon 739              60.5%
                  Green Canyon 781              60.5%
                  Green Canyon 782              60.5%
                  Green Canyon 783              60.5%
                  Green Canyon 825              60.5%
                  Green Canyon 826              60.5%
                  Green Canyon 827              60.5%

                                   EXHIBIT "C"

                             MEMORANDUM OF AGREEMENT

                           Memorandum of Agreement and

                   Covenant Running With The Dedicated Leases

         This Memorandum of Agreement and Covenant Running With the Dedicated Leases ("Memorandum") is effective as of the ______ day of ______, 2003, and is entered into by and among BP Exploration & Production Inc., a Delaware corporation ("BP"), Cameron Highway Oil Pipeline Company, A Delaware general partnership ("CHOPS"), and GulfTerra Energy Partners, L.P., a Delaware limited partnership ("GTM"). BP, CHOPS and GTM are individually referred to herein as a "Party" and collectively as "Parties."

         1. The Parties hereto have entered into a Purchase and Sale Agreement providing for among other things, the commitment and dedication by BP of its crude petroleum produced from, or attributable to, certain leases in the Green Canyon Area, Offshore Louisiana, Gulf of Mexico (the "Leases") to a pipeline (the "Pipeline") to be constructed and installed by GTM and CHOPS that will extend from Ship Shoal Block 332, Gulf of Mexico, OCS Region to various delivery points specified in the Purchase and Sale Agreement. Such Leases are set forth in Attachment "1", hereto.

         2. The purpose of this Memorandum is to place third parties on notice that BP's interest in the Leases is committed and dedicated to the Pipeline for delivery to such various delivery points. Any purported assignment of the Leases is restricted by the terms of the Purchase and Sale Agreement. Should any person or firm desire additional information regarding the Purchase and Sale Agreement, said person or firm should contact (a) BP Exploration & Production Inc. (Attention: Commercial Manager, Gulf of Mexico Deepwater Projects), 501 WestLake Park Boulevard, Houston, TX 77079 and (b) Cameron Highway Oil Pipeline Company (Attention: President), Four Greenway Plaza, Houston, TX 77046.

         3. The Parties acknowledge and agree that (i) this Agreement has been executed in addition to the Purchase and Sale Agreement and not as a replacement, supplement or other amendment to any of the terms and conditions in the Purchase and Sale Agreement and (ii) the terms and conditions contained in the Purchase and Sale Agreement will govern and control any conflicts, ambiguities or inconsistencies between the terms and conditions of this Agreement and the Purchase and Sale Agreement.

         4. This Memorandum shall be binding upon and shall inure to the benefit of the Parties hereto, and to their respective successors and permitted assigns.

WITNESSES:                                  BP EXPLORATION & PRODUCTION INC.

____________________________________        By:_________________________________

____________________________________        Name:_______________________________

____________________________________        Title:______________________________

____________________________________        Date:_______________________________

WITNESSES:                                  GULFTERRA ENERGY PARTNERS, L.P.

____________________________________        By:_________________________________

____________________________________        Name:_______________________________

____________________________________        Title:______________________________

____________________________________        Date:_______________________________

WITNESSES:                                  CAMERON HIGHWAY OIL PIPELINE COMPANY

____________________________________        By:_________________________________

____________________________________        Name:_______________________________

____________________________________        Title:______________________________

____________________________________        Date:_______________________________

STATE OF TEXAS

COUNTY OF HARRIS

         On this _______ day of _______, 2003, before me personally appeared _________, to me personally known, who, being by me duly sworn, did say that he is the ________of BP Exploration & Production Inc. and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________

                                            ____________________________________

____________________________________

                      ____________________________________
                                  Notary Public

STATE OF TEXAS

COUNTY OF HARRIS

         On this ______ day of ________, 2003, before me personally appeared __________, to me personally known, who, being by me duly sworn, did say that he is the ________of GulfTerra Energy Partners, L.P. and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said partnership by authority of its partners, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the County and State aforesaid, on the date first above written.

WITNESSES:
____________________________________

                                            ____________________________________

____________________________________

                      ____________________________________
                                  Notary Public

STATE OF TEXAS

COUNTY OF HARRIS

         On this _____ day of ________, 2003, before me personally appeared _________, to me personally known, who, being by me duly sworn, did say that he is the _________of Cameron Highway Oil Pipeline Company and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said partnership by authority of its partners, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the County and State aforesaid, on the date first above written.

WITNESSES:

____________________________________

                                            ____________________________________

____________________________________

                      ____________________________________
                                  Notary Public

                                  ATTACHMENT 1

                                       TO

                                   MEMORANDUM

The Leases consist of the following lands and leases located offshore Louisiana:

 Field                 Blocks                  Leases
 -----                 ------                  ------
Atlantis          Green Canyon 698          OCS-G 15603
                  Green Canyon 699          OCS-G 15604
                  Green Canyon 700          OCS-G 15605
                  Green Canyon 701          OCS-G 16779
                  Green Canyon 742          OCS-G 15606
                  Green Canyon 743          OCS-G 15607
                  Green Canyon 744          OCS-G 15608

Holstein          Green Canyon 644          OCS-G 11080
                  Green Canyon 645          OCS-G 11081

Mad Dog           Green Canyon 738          OCS-G 16786
                  Green Canyon 739          OCS-G 16787
                  Green Canyon 781          OCS-G 15609
                  Green Canyon 782          OCS-G 15610
                  Green Canyon 783          OCS-G 15611
                  Green Canyon 825          OCS-G 9981
                  Green Canyon 826          OCS-G 9982
                  Green Canyon 827          OCS-G 16810

                                   EXHIBIT "D"

                     CAMERON HIGHWAY QUALITY SPECIFICATIONS

1. Crude Oil delivered to Cameron Highway will conform to the specifications and operating conditions required by other refineries, terminals or pipelines downstream of the Delivery Points and Additional Delivery Points ultimately receiving the Crude Oil (the "Downstream Facilities") and will meet the following specifications except if the specifications of the Downstream Facilities should be more stringent:

         (a) Viscosity, Gravity, and Pour Point. The Crude Oil must be good and merchantable Crude Oil of such viscosity, gravity and pour point such that it will be readily susceptible for movement through Cameron Highway, and subject to the Cameron Highway quality bank, will not materially affect or damage the quality of other shipments or cause disadvantage to other parties with a purchase and sale arrangement with CHOPS. No Crude Oil will be accepted for purchase which has a pour point greater than 40 degrees Fahrenheit or viscosity greater than 400 Saybolt Universal Seconds at 60 degrees Fahrenheit unless under terms and conditions acceptable to CHOPS.

         (b) Basic Sediment, Water and Other Impurities. The Crude Oil will not have a content consisting of more than one percent (1%) of basic sediment, water or other impurities. CHOPS reserves the right to reject Crude Oil containing more than one percent (1%) of basic sediment, water, and other impurities, except that sediment and water limitations of a connecting carrier may be imposed upon CHOPS when such limits are less than that of CHOPS, in which case the limitations of the connecting carrier will be applied.

         (c) Vapor Pressure. The Crude Oil shall not have a Reid Vapor Pressure (RVP) of more than 8.6 pounds per square inch. During the months of October through March, Crude Oil with a maximum RVP of 9.6 will be accepted. Crude Oil with a maximum RVP above 9.6 may be accepted at the discretion of CHOPS.

         (d) Refined. The Crude Oil will not have been partially refined or altered in any way so as to impact its value.

         (e) Contamination. The Crude Oil will not have been contaminated by the presence of any chemicals, chlorinated and/or oxygenated hydrocarbons, arsenic, or greater than trace amounts of other metals; provided, however, that this Section 1(e) will not prohibit use of corrosion/paraffin inhibitors, asphaltene dispersants or demulsifiers in platform or pipeline operations. If CHOPS pre-approves the introduction of methanol, BP is responsible for notifying CHOPS as soon as reasonably practicable concerning the initiation and duration of methanol use by BP, as well as anticipated concentration levels. Receipt of any methanol-treated Crude Oil may be suspended at CHOPS' sole discretion if the methanol dosage is not below levels that would adversely affect Crude Oil value and end-user operations.

2. If any Crude Oil delivered and sold by BP to CHOPS fails at any time to conform to the applicable specifications above, then, subject to Section 5(a) below, CHOPS will immediately have the right to discontinue purchasing such non-conforming Crude Oil so long as such Crude Oil continues to be non-conforming. In any event, BP will undertake commercially reasonable measures to eliminate the cause of such non-conformance. BP will be held responsible for any disposal required and/or expenses incurred in CHOPS' handling of such non-conforming Crude Oil.

3. Assay. Upon initial start up of production, a laboratory analysis of Crude Oil will be submitted to CHOPS by BP and will include API gravity, Reid vapor pressure, pour point, sediment and water content, sulfur content, viscosity at 60 and 100 degrees Fahrenheit, and other characteristics as may be required by CHOPS.

4. CHOPS reserves the right to periodically sample and test the quality of the Crude Oil delivered by BP at any Receipt Points. CHOPS shall be responsible for all costs attributable to such periodic sampling and testing.

5. To the extent CHOPS must discontinue redelivery of Cameron Highway common stream Crude Oil to one or more of the Delivery Points and Additional Delivery Points as a result of BP's non-conformance hereunder, BP and the CHOPS Parties agree to the following:

         (a) If BP is the sole party nominating deliveries to such Delivery Points and Additional Delivery Points that is not accepting the common stream, CHOPS will continue to accept and redeliver BP's Crude Oil to the other Delivery Points and Additional Delivery Points that are accepting the common stream until such time as CHOPS is required to again deliver Crude Oil to any Delivery Point or Additional Delivery Point that is not accepting the common stream by another party delivering conforming Crude Oil. It being the intent that CHOPS will continue to accept and redeliver BP's Crude Oil so long as redeliveries can be made to any Delivery Point and any Additional Delivery Point and CHOPS does not have to curtail deliveries to any Delivery Point or Additional Delivery Point due to BP's non-conformance.

         (b) If third-party conforming Crude Oil is nominated to any Delivery Point or Additional Delivery Point that is not accepting the common stream, CHOPS will immediately have the right to discontinue purchasing Crude Oil so long as such Crude Oil continues to be non-conforming. In any event, BP will undertake commercially reasonable measures to eliminate the cause of such non-conformance.

                                   EXHIBIT "E"

           QUALITY BANK RULES FOR CAMERON HIGHWAY OIL PIPELINE SYSTEM
                            MARKET BASED QUALITY BANK

                                   SECTION I.

GENERAL

1. The purpose of this Market Based Quality Bank ("Quality Bank") is to mitigate damage and/or improvement to producers whose crude oil is purchased by CHOPS and commingled in Cameron Highway. Differences in the quality of all the producers' crude oil that are mixed within the common crude oil stream in Cameron Highway either increase or decrease the quality of the common crude oil stream. This Quality Bank charges the producer or pays the producer depending on the quality of the common crude oil stream and the quality of the producer's crude oil. Each producer will be required, as a condition of tendering, to participate in this Quality Bank.

2. API gravity and sulfur content are the quality parameters used to determine the relative value of each producer's receipt stream. Adjustment factors for gravity and sulfur are based upon a market price spread between Louisiana Light Sweet ("LLS") and Mars (see Section III-Current Month Gravity and Sulfur Adjustment Factors). The price spread is derived using Platt's spot price quote, high/low mean, posted average trade month (the 26th of the month two months prior to delivery through the 25th of the month one month prior to delivery, Business Days only)("Trade Month").

3. Should a Platt's Quote for Cameron Highway common stream be established, it will replace Mars in the Quality Bank calculations, subject to the provisions of Section VI. -Periodic Review.

4. Any material changes to the Quality Bank, including proposed changes from a Periodic Review, must be approved by greater than a seventy percent (70%) vote of the producers then participating in this Quality Bank in order to effect the change. Each five hundred (500) Barrels of monthly average production (based on the monthly average of the twelve month period preceding the month the vote is taken) will have one vote.

         Any group of producers with seventy percent (70%) of the volume purchased by CHOPS and delivered to Cameron Highway may make a proposal to CHOPS providing for an alternate method and an explanation of why such alternate method provides a more accurate, actual market price to quality relationship than the then existing Quality Bank. CHOPS will retain the right to reject such proposal if CHOPS believes, in it's sole discretion after using good faith, reasonable efforts to analyze such proposal, that the proposal does not uphold the intent of the Quality Bank as stated in Paragraph 1 above in this Section I.

         Notwithstanding any of the above, CHOPS may, at it's sole discretion, change any of the provisions of this Exhibit as necessary to comply with any governmental requirement, order or mandate and such change will be binding upon BP and all participants upon proper notice thereof.

                                   SECTION II.

GRAVITY AND SULFUR WEIGHTING FACTORS

1. Gravity and Sulfur weighting factors are used in establishing a price and quality relationship between different crude oil streams.

2. The weighting factors, to be used in calculating the GAF and SAF as defined in Section III, are as follows.

                        Gravity Weighting ("GW") = 31.5%

                         Sulfur Weighting ("SW") = 44.3%

                                  SECTION III.

CURRENT MONTH GRAVITY AND SULFUR ADJUSTMENT FACTORS

1. The applicable delivery month Gravity Adjustment Factor ("GAF") and the applicable delivery month Sulfur Adjustment Factor ("SAF") are calculated using the following equations:

                           GAF = (GW x a) divided by b

                           SAF = (SW x a) divided by c

         Where Gravity and Sulfur Weighting factors (GW and SW) are expressed as decimals and,

         "a"  =   The price differential between the LLS Platt's Quote and the
                  Mars Platt's Quote for the Trade Month.

         "b"  =   The delivery month Gravity difference between LLS and Mars based on the gravity of LLS crude oil at the point of sale where "a" is determined, currently Capline's LLS receipt stream at St. James, Louisiana as calculated by Gravcap, minus the weighted average gravity of Mars at the point of sale where "a" is determined, currently Shell's composite gravity for Mars deliveries at Clovelly, LA.

         "c"  =   The delivery month Sulfur difference between LLS and Mars
                  based on the weighted average of sulfur of LLS crude oil at the point of sale where "a" is determined, currently Capline's
                  LLS receipt stream at St. James, Louisiana as calculated by Gravcap, minus the weighted average sulfur of Mars at the point of sale where "a" is determined, currently Shell's composite sulfur for Mars deliveries at Clovelly, LA.

                                   SECTION IV.

CALCULATION OF QUALITY BANK CREDIT/DEBIT

Quality Bank credit/debit adjustments between producers are computed as follows:

1. The applicable receipt Barrels and gravities are the delivery month actual net Barrels at sixty (60) degrees Fahrenheit (with no deductions for loss allowance) and the gravities recorded by CHOPS at the measurement facility where it customarily records gravities and quantities.

2. No compensation is given for gravity between 37 and 45 degrees API. For gravities of 45 API degrees and above, a "bend-over" disincentive is applied.

3.       GRAVITY CREDIT/DEBIT CALCULATION

         To compute the gravity credit/debit to be paid/received the following equation is used:

           Gravity credit/debit = ((PG - WAG) multiplied by GAF) multiplied by T

         Where,

                  "PG"    =         BP's gravity based on the custody transfer
                                    tickets, subject to the Gravity Limits set out below.

                  "WAG"   =         The weighted average receipt gravity of the
                                    common stream for a given delivery month.
                                    For Quality Bank calculation purposes, WAG is obtained by taking the sum of the products obtained by multiplying the gravity of each producer's point of receipt volume based on the custody transfer tickets
                                    (subject to the Gravity Limits set out
                                    below) by the number of net Barrels in each producer's receipt point volume, and divide the total resultant by the total net Barrels received during the given delivery month.

                  "T"     =         The total current month volume delivered to
                                    CHOPS by BP based on the custody transfer tickets.

                  Gravity Limits:   When actual gravity exceeds 37 but is less
                                    than 45 degrees API, a Deemed Gravity of 37 degrees API is used in determining PG and WAG. When actual gravity is equal to or greater than 45 degrees API, a Deemed
                                    Gravity is used that is calculated by the formula: Deemed Gravity = 80 minus actual
                                    API gravity. In all other instances (gravity less than or equal to 37 API) the actual API gravity is used.

4.       SULFUR CREDIT/DEBIT CALCULATION

         To compute the sulfur credit/debit to be paid/received the following equation is used:

      Sulfur credit/debit = ((WAS - PS) multiplied by SAF) multiplied by T

         Where,

                  "PS"    =         BP's Sulfur based on the custody transfer
                                    tickets.

                  "WAS"   =         The weighted average receipt sulfur of the
                                    common stream for a given delivery month.
                                    WAS is obtained by taking the sum of the products obtained by multiplying the sulfur percentage (by weight) of each producer's point of receipt volume based on the custody transfer tickets by the number of net
                                    Barrels in each producer's point of receipt, and divide the total resultant by the total net Barrels received during the given delivery month. Since there will be no minimum or maximum sulfur percentage limitations, this weighted average sulfur percentage calculation will be used for Quality Bank adjustment purposes.

                  "T"     =         The total current month volume delivered to
                                    CHOPS by BP based on the custody transfer tickets.

5. To obtain the total Quality Bank Credit/Debit add the Gravity and Sulfur credit/debit. Sample calculations are attached hereto as Table 1.

6. These calculations will be made for each delivery month and the algebraic sum of all the producers' credit/debit for Cameron Highway will be zero (+/- fifty Dollars). If a producer has a net debit balance in combining the two adjustments made above, the balance due will be remitted to CHOPS within fifteen (15) days from producer's receipt of statements of such debit. If a producer has a credit, CHOPS will remit the amount thereof within 5 days of receipt of all the payments due from those producers owing a debit.

                                   SECTION V.

       ADMINISTRATIVE

1. Capitalized terms, including "GTM," "CHOPS" and "BP," have the meanings defined in the Purchase and Sale Agreement to which this Exhibit is attached, unless the context dictates otherwise. Similarly, the term "producer" means an individual producer on Cameron Highway (collectively "producers").

2. CHOPS will include requirements for participation in the Quality Bank and procedures for calculating adjustments between producers in all contracts to be entered into with producers covering the purchase and sale of crude oil on Cameron Highway.

3. CHOPS will administer the Quality Bank and will perform the clearinghouse business of calculating and effecting adjustments, by a process of debits and credits and interchange of funds, among the producers of crude oil connected to Cameron Highway. CHOPS may subcontract any or all of the work associated with the Quality Bank, but by doing so CHOPS will not be relieved of any of its obligations hereunder.

4. CHOPS will perform necessary calculations and prepare appropriate statements for each producer as soon as the gravity, sulfur and price data is available.

5. CHOPS will be responsible, at its sole cost and expense, for determining and/or securing data on all gravities, sulfur contents, net Barrels of the crude oil received into Cameron Highway, and Platt's Quote prices. The gravities will be determined from the custody transfer receipt tickets written by CHOPS. The sulfur content will be determined based on samples secured by CHOPS from the composite sampler at the time the custody transfer receipt tickets are written. The gravity will be determined by ASTM 287 (Standard Test Method for API gravity of Crude Petroleum and Petroleum Products) and the sulfur content pursuant to ASTM D-2622 (ASTM D-4294 is acceptable if ASTM D-2622 is not available) (Standard Test Method for Sulfur in Petroleum Products).

6. If any producer fails to perform any Quality Bank payment obligation as established herein, CHOPS will make equivalent payment into the Quality Bank within five (5) Days of such failure, to enable distribution of funds to producers due credits. CHOPS will, however, have the right to withhold payment of or offset against, any moneys due such failing producer pursuant to the Purchase and Sale Agreement between the producer and CHOPS to recover or otherwise fulfill any and all of producer's Quality Bank payment obligations.

7. CHOPS agrees that all transfers of interest of Cameron Highway will be made subject to this Agreement and will require the transferee to assume, as to such interest acquired, all of the obligations of CHOPS under this Agreement which accrue on or after the effective date of the transfer.

8. Notwithstanding anything to the contrary set forth in Article XVI of the Agreement, inasmuch as CHOPS has agreed to operate the Quality Bank without profit, and except to the extent resulting from the gross negligence or willful misconduct of CHOPS, BP hereby fully releases and agrees to indemnify CHOPS from all claims, actions and demands for loss by, or damage to, CHOPS or BP arising out of, in connection with, or as an incident to any act or omission, including any negligence, of CHOPS or its employees, agents or contractors, in the administration of the Quality Bank. CHOPS will have no liability to BP or to any producers or to any third person in respect to obligations or liabilities incurred by any such producers or third persons in connection with their separate business unrelated to Cameron Highway, and obligations to BP under this Agreement are several and not joint or in solido to any producer or any third person. BP will have no liability to CHOPS or to any producers or to any third person in respect to obligations or liabilities incurred by any such producers or third persons in connection with their separate business unrelated to Cameron Highway, and obligations to CHOPS under this Agreement are several and not joint or in solido to any producer or any third person.

9. Any individual producer, or his representative, will, at any time during normal business hours and upon reasonable notice, have access to the books, accounts and records of CHOPS for the purpose of verifying that CHOPS is operating the process of adjustments and determining values in accordance with the provisions of this Quality Bank. Samples used for Quality Bank calculations will be retained by CHOPS for 90 days following the month in which the samples were used for Quality Bank adjustments. Cost of such individual audits will be borne by the producer(s) requesting the audit.

                                   SECTION VI.

PERIODIC REVIEW

1. The Quality Bank will be periodically reviewed and updated in accordance with the following:

- Immediately prior to the date when Cameron Highway common stream replaces Mars crude oil as a component of differential market price, in order to re-establish adjustment factors and verify satisfactory correlation of an updated database.

- At any time a quality parameter other than gravity or sulfur significantly affects the pricing of the Cameron Highway common stream, or the pricing of LLS or Mars (if Mars is then currently being used as the proxy to Cameron Highway common stream).

- Every five years following April 30, 2002, to determine if the market for database crude oil types or the Cameron Highway common stream has changed sufficiently to warrant modifications of the adjustment factors or formulas used by the Quality Bank.

2. In any subsequent review of the Quality Bank, the Cameron Highway common stream will be incorporated into the crude oil database if sufficient independently published price data are available. Other crude oils commonly marketed on the U.S. Gulf Coast ("USGC") may also be added at this time if required to expand the range of the crude oil database to ensure it encompasses the full range of gravity and sulfur applicable to crude oil streams that might be introduced into the pipeline system. These other crude oils will only be added if appropriate pricing data from an independent source is available covering the specified period.

3. The following criteria will be used in assembling a historical database.

- It will include commercially traded Gulf of Mexico originating crude oil streams (types) that are representative of the USGC market and for which there are sufficient published price data.

         Import crude oils that routinely compete in the USGC market will be added to the historical database to cover the full range of key quality parameters anticipated to be seen in Cameron Highway.

- If pricing data is based on transactions, such pricing must be continuously available from publicly available sources for the crude oils used, and ideally cover one (multiple preferred) pricing cycle.

-    Accurate assay data on the crude oils must be available.

- Certain crude oils will be excluded from the database based on the characteristics listed below, provided that (i) such characteristic is not taken into account in the Quality Bank and (ii) the Cameron Highway common stream does not, or is not expected to, have such characteristic.

-    Crude oils that are not chemically similar.

- Crude oils that are known to routinely contain contaminants, to a degree that market price is significantly affected.

-    Crude oils whose assays indicate they are not whole crude oils.

4. A historical database will contain, at a minimum, the prices, API gravity and sulfur content of each selected crude oil type. To the extent possible, the database should contain crude oil types which encompass the full range of gravity and sulfur applicable to crude oil streams that might be introduced into Cameron Highway and provide sufficient variation of the key quality parameters to yield a robust Quality Bank. It is expected the database will include the most recently available monthly data for a minimum period encompassing not less than one complete crude oil pricing cycle or twelve consecutive months, whichever is greater. The database will be extended to a longer period if the required data are available, provided that the database will not be extended beyond sixty (60) months unless a determination is made that market conditions and transportation costs do not distort the older data.

5. For the purpose of correlating the key quality parameters to price, the published crude oil price for each crude oil type will be adjusted to a commonly accepted market clearing location on the USGC for that type. All costs that are reasonably expected to be incurred in transporting each crude oil from its usual marketing center to the selected market clearing location, using predominant and efficient transportation, will serve as the basis for such adjustments.

6. All transportation costs will be based on arms-length transactions, and will exclude discounted or contract rates (such as those requiring minimum shipments over a specified period of time). If pipeline tariffs are not published then purchase and sale (buy/sell) differentials may be substituted, provided that such differentials are known or can be reasonably estimated from trade experience or market pricing.

7. Other types of adjustments to deal with different pricing bases and timing biases may be made as reasonably determined to be necessary or convenient.

                                    OFFSHORE

             FACILITIES INTERCONNECTION, CONSTRUCTION AND OPERATING

                                    AGREEMENT

                                 CAMERON HIGHWAY

         This OFFSHORE FACILITIES INTERCONNECTION, CONSTRUCTION AND OPERATING AGREEMENT (this "AGREEMENT") is entered into effective as of the 23rd day of June, 2003 among Caesar Oil Pipeline Company, LLC, a Delaware limited liability company ("CAESAR"), Manta Ray Gathering Company, L.L.C., a Delaware limited liability company ("MANTA RAY"), Cameron Highway Oil Pipeline Company, a Delaware general partnership ("CHOPS"), and GulfTerra Energy Partners, L.P., a Delaware limited partnership ("GTM"). Caesar, Manta Ray, CHOPS and GTM are individually referred to herein as a "PARTY" and collectively as "PARTIES". Manta Ray and GTM are collectively referred to herein as the "MR PARTIES". CHOPS and GTM are collectively referred to herein as the "CHOPS PARTIES".

                              W I T N E S S E T H:

         WHEREAS, Caesar intends to install, own and operate an offshore Crude Oil pipeline system consisting of approximately sixty (60) miles of twenty-eight inch (28") trunkline and all related laterals, equipment and facilities that is anticipated to extend from the area of the SGC Fields to one or more shelf connections located offshore Louisiana in the Gulf of Mexico (including all future extensions and laterals of such system, the "CAESAR SYSTEM");

         WHEREAS, the CHOPS Parties intend to construct, install and operate, and CHOPS shall own, a Crude Oil pipeline system consisting of (a) approximately 239 miles of thirty inch (30") pipe and 139 miles of twenty-four inch (24") pipe, (b) a platform located in Ship Shoal Block 332, Gulf of Mexico (the "SS 332 B PLATFORM"), and (c) and all related equipment and facilities, with it being intended that the pipeline extend from a connection with the Caesar System to certain delivery points, including without limitation, BP Products North America Inc.'s Texas City Refinery, TEPPCO Seaway Terminal at Texas City, Sun Marine Terminal in Nederland, and Unocal Pipeline Company's Beaumont Terminal. (collectively, "CAMERON HIGHWAY");

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         WHEREAS, the Parties initially intended to (a) cause the interconnection of the Caesar System with Cameron Highway on the SS 332 A Platform and (b) cause certain access and platform space rights to be granted to Caesar from the CHOPS Parties relating to interconnections of the Caesar System with the Poseidon Pipeline and the Amberjack Pipeline on the SS 332 A Platform;

         WHEREAS, the Parties now intend to (a) cause the interconnection of the Caesar System with Cameron Highway on the Landing Platform, (b) cause certain access and platform space rights to be granted to Caesar from the CHOPS Parties relating to intended interconnections of the Caesar System with the Amberjack Pipeline on the Landing Platform, and (c) cause certain access and platform space rights to be granted to Caesar from the CHOPS Parties relating to the intended interconnection of the Caesar System with the Poseidon Pipeline on the SS 332 A Platform, including access and space rights relating to extending the Caesar System from the Landing Platform to the Poseidon Pipeline on the SS 332 A Platform;

         WHEREAS, in order to determine whether the Landing Platform will be the SS 332 A Platform or the SS 332 B Platform, Caesar intends to evaluate the progress of the construction of the SS 332 B Platform at certain Milestone Dates;

         WHEREAS, Caesar, GTM, Manta Ray and CHOPS desire to document the rights and obligations of each of the Parties with regard to the interconnection of the Caesar System with Cameron Highway, the Poseidon Pipeline and other pipeline systems, as well as the related access and use of the SS 332 B Platform and the SS 332 A Platform in this Agreement, and the other matters covered by this Agreement; and

         WHEREAS, as a material inducement to Caesar's agreeing to enter into this Agreement, GTM is entering into this Agreement as a joint and several primary obligor with respect to the obligations of CHOPS and Manta Ray hereunder;

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending hereby to be legally bound, the Parties hereby agree and stipulate as follows:

                                   ARTICLE I
                                   DEFINITIONS

         As used herein, the initially capitalized terms listed below shall have the following meanings:

         "AAA" shall mean the American Arbitration Association.

         "ANSI" shall mean the American National Standards Institute.

         "API" shall mean the American Petroleum Institute.

         "ADDITIONAL ITEMS" shall have the meaning set forth in Section 4.1(a) of this Agreement.

         "AFFILIATE" shall mean, as to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such first Person. As used in this definition, the term "control" (including the phrases "controlled by" and "under common control") shall mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns, directly or indirectly, more than 50% of the voting interests in any Person will be deemed to control such Person.

         "AGREEMENT" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "AMBERJACK" shall mean Amberjack Pipeline Company, a Texas general partnership.

         "AMBERJACK PIPELINE" shall mean the crude oil pipeline system owned by Amberjack (or its successors or assigns) extending from ST 301 to a connection with Mars Oil Pipeline Company's oil pipeline at Fourchon, Louisiana.

         "ATLANTIS" shall mean Green Canyon Blocks 698, 699, 700, 701, 742, 743 and 744, Gulf of Mexico.

         "BUSINESS DAY" shall mean Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States or the States of Texas or Louisiana shall not be regarded as a Business Day.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         "CAESAR" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "CAESAR GROUP" shall mean Caesar and its Affiliates, subsidiaries, co-owners, members and joint venturers and its and their respective employees, officers, directors, representatives, agents, pipeline operators, construction managers, contractors and subcontractors.

         "CAESAR RECEIVER EQUIPMENT" shall mean all pressure and fluid handling equipment and/or materials to be located on the Landing Platform that are required for the monitoring and receipt of pipeline pigs to be transported through the Caesar System.

         "CAESAR RISER MATERIAL" shall mean all pressure containing riser materials that are part of the Caesar Pipeline.

         "CAESAR SYSTEM" shall have the meaning set forth in the first WHEREAS clause of this Agreement.

         "CAMERON HIGHWAY" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

         "CAMERON HIGHWAY COMPLETION DATE" shall mean the date identified as the "Cameron Highway Completion Date" in a written notice delivered to the Parties from CHOPS.

         "CAMERON HIGHWAY RECEIPT POINT" shall mean the receipt point between the Caesar System and Cameron Highway on the SS 332 B Platform, and specifically, the downstream flange of the flow control valve located immediately downstream of the LACT Unit.

         "CHART OF RESPONSIBILITIES" shall have the meaning set forth in Section 4.1(a) of this Agreement.

         "CHOPS" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "CHOPS GROUP" shall mean CHOPS and its Affiliates, members, subsidiaries, co-owners and joint venturers and its and their respective employees, officers, directors, representatives, agents, pipeline operators, construction managers, contractors and subcontractors.

         "CHOPS INTERCONNECT FACILITIES" shall have the meaning set forth in
Section 4.1(a) of this Agreement.

         "CHOPS PARTIES" shall have the meaning set forth in the introductory paragraph of this Agreement.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         "COMPUTER TAPES" shall have the meaning set forth in Section 7.14(e) of this Agreement.

         "CONFIDENTIAL INFORMATION" means this Agreement and any other written data or information that is privileged, confidential or proprietary, except information that (a) is a matter of public knowledge at the time of its disclosure or is thereafter published in or otherwise ascertainable from any source available to the public without breach of this Agreement, (b) constitutes information that is obtained from a third party (who or which is not a member or an Affiliate of one of the Parties) other than by or as a result of unauthorized disclosure or (c) prior to the time of disclosure had been independently developed by the receiving Party or its members or affiliates not utilizing improper means.

         "CRUDE OIL" shall mean the liquid hydrocarbon production from wells, or a blend of such, in its natural form, not having been enhanced or altered in any manner or by any process (other than those processes that normally occur on an offshore production facility) that would result in misrepresentation of its true value for adaptability to refining as a whole crude oil.

         "DAY" shall mean a period of twenty-four (24) consecutive hours, beginning and ending at 7:00 a.m. (CST).

         "DISPUTE" shall have the meaning set forth in Section 7.23.

         "FERC" shall mean the Federal Energy Regulatory Commission and any successor governmental agency.

         "FINANCIALLY CAPABLE ENTITY" shall mean an entity ("PROPOSED ASSIGNEE") whose financial capability and resources, for purposes of this Agreement, shall be evaluated based on (a) the financial wherewithal of such entity to perform under this Agreement and (b) any guaranty, agreement or other obligation of any other Person (including a Proposed Assignee's parent entity) to the extent such guaranty, agreement or other obligation provides for such Person to be financially obligated for the obligations of the Proposed Assignee in connection with any applicable assignment of this Agreement to the Proposed Assignee.

         "FORCE MAJEURE" shall mean causes, conditions, events or circumstances affecting the Parties, or downstream or upstream facilities that are beyond the reasonable control of the Party claiming Force Majeure. Such causes, conditions, events and circumstances may include, without limitation, acts of God, wars (declared or undeclared), hostilities, acts of terrorism, strikes, lockouts, riots, floods, fires, storms, storm warnings, industrial disturbances, acts of the public enemy, sabotage, blockades, insurrections, epidemics, landslides, lightning, earthquakes, washouts, arrests and restraints of rulers and peoples, civil disturbances, explosions, breakage or accidents to machinery or lines of pipe, hydrate obstruction or blockages of any kind of lines of pipe, abnormal operating conditions on a Party's facilities, repairs, improvements, replacements or alterations to plants, lines of pipe or related facilities, inability of a Party to obtain necessary machinery, drilling or workover rigs, materials, permits, easements or rights-of-way on

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY
reasonable terms, freezing of a well or delivery facility, well blowout, cratering, depletion of reserves, the partial or entire failure of a well, the act of any court or governmental authority prohibiting a Party from discharging its obligations under this Agreement or resulting in diminutions in service and conduct that would violate any applicable law, all of which events must be beyond the reasonable control of the Party claiming such event as Force Majeure. Notwithstanding anything in this definition of "Force Majeure" to the contrary, none of the following events shall be regarded as events of Force Majeure: (a) the inability of a Party to (i) make payments when due, (ii) be profitable,
(iii) secure funds, (iv) arrange bank loans or other financing, or (v) obtain credit, (b) the failure of Cameron Highway to be established and/or maintained as a private pipeline system, (c) any portion of Cameron Highway being made subject to the jurisdiction of any governmental authority, (d) a governmental authority or court requiring a pro rata allocation of firm capacity on Cameron Highway pursuant to the OCSLA (e) any curtailment of Crude Oil by the owner or operator of Cameron Highway as a direct response to a claim or threatened claim of any party related to the OCSLA or (f) the lack of or failure to obtain the Poseidon SS 332 A Approval, or the failure of the Poseidon SS 332 A Approval to be valid for any reason.

         "GB 72" shall mean the existing platform owned by GTM and GOM Shelf, LLC and located in Garden Banks Block 72, Gulf of Mexico.

         "GOVERNMENTAL AGENCIES" shall mean the FERC and any governmental agencies claiming or asserting jurisdiction under the OCSLA.

         "GTM" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "GTM CHOPS OBLIGATIONS" shall mean the obligations and liabilities of GTM as a CHOPS Party under this Agreement, including GTM's obligations and liabilities under Section 4.7.

         "GTM MANTA RAY OBLIGATIONS" shall mean (a) the obligations and liabilities of GTM as a MR Party under this Agreement, including GTM's obligations and liabilities under Section 4.8, and (b) any obligations and liabilities assigned to GTM from Manta Ray pursuant to Section 7.1(c)(i), if applicable.

         "GTM SUB" shall mean a subsidiary (direct or indirect of GTM in which GTM owns (directly or indirectly) a fifty percent (50%) or more ownership interest.

         "HOLSTEIN" shall mean the Green Canyon Block 644 Unit consisting of Green Canyon Blocks 644 and 645, Gulf of Mexico.

         "INTERCONNECT FACILITIES" shall have the meaning set forth in Section 4.1(a).

         "LACT UNIT" shall mean Lease Automated Custody Transfer Unit.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         "LANDING PLATFORM" shall mean either the SS 332 A Platform or the SS 332 B Platform, as determined pursuant to Section 2.3.

         "MMS" shall mean the Minerals Management Service and any successor governmental agency.

         "MAD DOG" shall mean Green Canyon Blocks 738, 739, 781, 782, 783, 825, 826 and 827, Gulf of Mexico.

         "MANTA RAY" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "MANTA RAY GROUP" shall mean Manta Ray and its Affiliates (including, without limitation, GTM, the SS 332 A Platform Owner and CHOPS), subsidiaries, co-owners, members and joint venturers and its and their respective employees, officers, directors, representatives, agents, pipeline operators, construction managers, contractors and subcontractors.

         "MILESTONE DATES" shall mean the dates identified on Exhibit D as "Milestone Dates", which dates correspond to the Milestones described on Exhibit D.

         "MILESTONE STANDARDS" shall have the meaning set forth in Section
2.2(a).

         "MILESTONES" shall mean the completion Milestones related to the design, construction and installation of the SS 332 B Platform described on Exhibit D under the heading "Milestones", which Milestones correspond to the Milestone Dates identified on Exhibit D.

         "MISSED MILESTONE" shall have the meaning set forth in Section 2.3(a).

         "MISSED MILESTONE DETERMINATION DATE" shall have the meaning set forth in Section 2.3(a)(i).

         "MR PARTIES" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "NON-SUBMITTING PARTIES" shall have the meaning set forth in Section
7.23 of this Agreement.

         "OBTAINED SS 332 A APPROVALS" shall mean the approval issued by the MMS on May 8, 2003 approving a proposed structural modification to allow for a bridge connection between the SS 332 A Platform and the SS 332 B Platform.

         "OCSLA" shall mean the Outer Continental Shelf Lands Act (43 U.S.C. Sections. 1331 et seq.) as in effect on February 11, 2002, and any regulations or rules promulgated thereunder by Governmental Agencies and decisions of courts interpreting same.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         "OPTION PERIOD" shall have the meaning set forth in Section 2.3(a)(ii).

         "OTHER RECORDS" shall have the meaning set forth in Section 7.14(e) of this Agreement.

         "PARTIES" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "PARTY" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "PERSON" shall mean any individual, governmental authority, corporation, limited liability company, partnership, limited partnership, trust, association or other entity.

         "POSEIDON" shall mean Poseidon Oil Pipeline Company, L.L.C., a Delaware limited liability company.

         "POSEIDON PIPELINE" shall mean the Crude Oil pipeline system consisting of approximately (a) 117 miles of pipeline extending from GB 72 to the SS 332 A Platform, (b) 122 miles of pipeline extending from the SS 332 A Platform to Houma, Louisiana, (c) 32 miles of pipeline extending from Ewing Bank Block 873 to South Timbalier Block 212, and (d) 17 miles of pipeline extending from Garden Banks Block 260 to South March Island Block 205 and related equipment and facilities that will extend from a connection with the Caesar System to certain delivery points as such pipeline system may be modified or extended.

         "POSEIDON SS 332 A APPROVAL" shall mean the permits required to connect the Caesar System to the Poseidon Pipeline on the SS 332 A Platform.

         "PROPOSED ASSIGNEE" shall have the meaning set forth in the definition of the term "Financially Capable Entity".

         "PSIG" shall mean pounds per square inch gauge.

         "PURCHASE AND SALE AGREEMENTS" shall mean (i) each of the Purchase and Sale Agreements among CHOPS and/or GTM and (a) BP Exploration & Production Inc.,
(b) Union Oil Company of California, and (c) BHP Billiton Petroleum (Deepwater) Inc., each of (a) through (c) dated effective as of even date herewith, and (ii) any other purchase and sale agreements between any of the members of Caesar (or any of their Affiliates), as parties of the first part, and CHOPS, as party of the second part, and each of (i) and (ii) as such may be amended, supplemented or restated from time to time.

         "PURCHASE AND SALE LOSSES" shall mean any and all losses, damages, claims, demands and actions and related expenses covered by the scope of the indemnity obligations set forth in the Purchase and Sale Agreements.

         "REQUIRED COMMENCEMENT DATE" shall mean 12:01 a.m. on August 15, 2004, as such date may be adjusted by a written notice delivered to the Parties from CHOPS.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         "RULES" shall mean the then current Commercial Arbitration Rules of AAA.

         "SGC FIELDS" shall mean Atlantis, Holstein and Mad Dog.

         "SS 332 A APPROVALS" shall mean all required approvals including, without limitation, those required by the MMS, to maintain the SS 332 A Platform in its current location and for the purposes contained in this Agreement, including the Obtained SS 332 A Approvals and including (a) approvals relating to the interconnection of the Caesar System with Cameron Highway and the Poseidon Pipeline on the SS 332 A Platform, and (b) any necessary approvals relating to any bridge or subsea connection between the SS 332 A Platform and the SS 332 B Platform.

         "SS 332 A PLATFORM" shall mean the existing platform owned by Atlantis Offshore, LLC, located in Ship Shoal Block 332, Gulf of Mexico.

         "SS 332 A PLATFORM OWNER" shall mean Atlantis Offshore, LLC.

         "SS 332 B PLATFORM" shall have the meaning set forth in the second WHEREAS clause of this Agreement.

         "SS 332 B APPROVALS" shall have the meaning set forth in Section 3.2 of this Agreement.

         "ST 301" shall mean the platform owned by Shell Offshore Inc. located in South Timbalier Block 301, Gulf of Mexico.

         "SUBMITTING PARTY" shall have the meaning set forth in Section 7.23 of this Agreement.

         "VALVE ASSEMBLY" means a 28-inch ANSI 1500 series valve installed on the Landing Platform between the Caesar System 28-inch riser and the inlet flange to the Caesar System pig receiver skid.

                                   ARTICLE II

        CONSTRUCTION OF THE CAESAR SYSTEM, CAMERON HIGHWAY AND THE SS 332
                 B PLATFORM; DETERMINATION OF LANDING PLATFORM

         2.1 Construction of Cameron Highway and the Caesar System. The CHOPS Parties shall (a) design, fabricate, construct, install and commission Cameron Highway at their sole cost, risk, liability and expense (and CHOPS shall own Cameron Highway), and (b) use their commercially reasonable efforts to cause Cameron Highway to be completed and operational by the Required Commencement Date, and Caesar shall cause the twenty-eight inch (28") trunkline included in the Caesar System to be completed and operational by the Required Commencement Date. Upon request by CHOPS to Caesar, Caesar shall provide CHOPS with an update regarding the progress of the construction of the Caesar System.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         2.2      Completion of SS 332 B Platform Milestones.

                  (a) In addition to the CHOPS Parties' obligation to use their commercially reasonable efforts to cause the completion of the design, fabrication, construction, installation and commissioning of Cameron Highway by the Required Commencement Date, the CHOPS Parties shall use their commercially reasonable efforts to cause each Milestone to be completed in accordance with prudent, sound and generally acceptable industry practices, standards and procedures (the "MILESTONE STANDARDS") by the corresponding Milestone Date for such Milestone. Upon completion of each Milestone, CHOPS shall provide Caesar with a written certificate signed by an officer of CHOPS, certifying that the Milestone has been completed in accordance with this Agreement. One of the CHOPS Parties shall provide Caesar with written monthly updates regarding the status of the completion of the Milestones, and, upon reasonable request by Caesar, shall provide Caesar with the opportunity to inspect the work related to the completion of the Milestones.

                  (b) The Parties acknowledge that, in order for the CHOPS Parties to meet the Milestone Dates, Caesar must provide (i) all Caesar Riser Materials to CHOPS on or before August 30, 2003, and (ii) all Caesar Receiver Equipment on or before September 8, 2003; provided that, with respect to Caesar Receiver Equipment, Caesar agrees to provide Caesar Receiver Equipment components as such components become available and shall take commercially reasonable efforts to provide all Caesar Receiver Equipment to CHOPS on or before August 8, 2003. In the event Caesar has not provided all of the Caesar Riser Materials and Caesar Receiver Equipment by their respective corresponding due dates described above in (i) and (ii), the Milestone Dates that have not yet been reached shall be extended day for day to the extent of such delay.

                  (c) Subject to applicable confidentiality obligations, for which Caesar will use its commercially reasonable efforts to receive waivers, Caesar agrees that, on a monthly basis, it will discuss with CHOPS the status of the Caesar System commissioning schedule. If, based on such discussions, Caesar and CHOPS mutually agree (as determined by each of Caesar and CHOPS in its sole discretion) to adjust the Milestone Dates based on such commissioning schedule, then the Parties shall enter into an amendment to this Agreement to reflect such adjusted Milestone Dates.

         2.3 Landing Platform Determination. The Landing Platform, as such term is used herein, shall be the SS 332 B Platform; provided, however, that the Landing Platform designation shall change for all purposes under this Agreement in accordance with the terms of this Section 2.3.

                  (a) If the CHOPS Parties fail to complete any Milestone to the Milestone Standards by the corresponding Milestone Date for such Milestone (a "MISSED MILESTONE"), Caesar shall have the right and option to designate the SS 332 A Platform as the Landing Platform as provided in this
Section 2.3(a).

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                           (i)      Upon the occurrence of any Missed Milestone,
the Parties shall meet no later than two Business Days after the later of (A) the Milestone Date of the applicable Missed Milestone or (B) the date that the applicable Milestone was determined to be a Missed Milestone as a result of the determination of an engineering firm pursuant to the procedures set forth in Exhibit D, if applicable (such later date being referred to as the "MISSED MILESTONE DETERMINATION DATE"). At such meeting, the Parties shall discuss the Missed Milestone, the ability and timing of the anticipated completion of the Missed Milestone and the overall impact of the Missed Milestone on the completion of SS 332 B Platform by the CHOPS Parties. In addition, at such meeting, the CHOPS Parties shall provide Caesar with all relevant information relating to the anticipated completion of the Missed Milestone by the CHOPS Parties.

                           (ii)     During the period beginning two Business
Days after the Missed Milestone Determination Date of the applicable Missed Milestone and ending 12 days after the Missed Milestone Determination Date of the applicable Missed Milestone (the "OPTION PERIOD"), Caesar shall have the right (determined by Caesar in its reasonable discretion) to designate the SS 332 A Platform as the Landing Platform. If Caesar elects to cause the SS 332 A Platform to be the Landing Platform during the Option Period, Caesar shall notify GTM, CHOPS and Manta Ray in writing of such election, and the SS 332 A Platform shall become the Landing Platform for all purposes of this Agreement. Upon such election to cause the SS 332 A Platform to be the Landing Platform,
(A) the Parties shall cause the interconnection of the Caesar System with Cameron Highway on the SS 332 A Platform (as the Landing Platform) in accordance with the terms of this Agreement, and the CHOPS Parties and the MR Parties shall grant Caesar all of the rights contained in this Agreement on the SS 332 A Platform as the Landing Platform (including the rights related to connection of the Caesar System with the Poseidon Pipeline and the Amberjack Pipeline), (B) the CHOPS Parties and the MR Parties, at their sole cost and expense, shall be responsible for obtaining all SS 332 A Approvals in accordance with ARTICLE III, and (C) except as set forth in (B) above, each Party shall be responsible for its own respective costs and expenses of having the Landing Platform changed from the SS 332 B Platform to the SS 332 A Platform.

                           (iii)    For any Missed Milestone, (A) if Caesar does
not elect to exercise its option to cause the SS 332 A Platform to be the Landing Platform during the Option Period, or (B) if the CHOPS Parties cause all of the then-existing Missed Milestones to be completed prior to Caesar's exercise of its option to cause the SS 332 A Platform to be the Landing Platform, then Caesar's right to cause the SS 332 A Platform to be the Landing Platform that arose as a result of such Missed Milestone shall terminate only relative to that particular Missed Milestone.

                  (b) If, after Caesar has elected to cause the SS 332 A Platform to be the Landing Platform in accordance with Section 2.3(a), the CHOPS Parties and the MR Parties fail to obtain all SS 332 A Approvals by forty-five days after Caesar's designation of the SS 332 A Platform as the Landing Platform, Caesar shall have the right and option (determined by Caesar in its sole discretion) to designate the SS 332 B Platform as the Landing Platform. If Caesar so elects to cause the SS 332 B Platform to be the Landing Platform in accordance with this Section

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

2.3(c), Caesar shall notify GTM, CHOPS and Manta Ray in writing of such election to cause the SS 332 B Platform to be the Landing Platform, and the SS 332 B Platform shall become the Landing Platform for all purposes of this Agreement. Upon such election to cause the SS 332 B Platform to be the Landing Platform,
(i) the Parties shall cause the interconnection of the Caesar System with Cameron Highway on the SS 332 B Platform (as the Landing Platform) in accordance with the terms of this Agreement, and the CHOPS Parties and the MR Parties shall grant Caesar all of the rights contained in this Agreement on the SS 332 B Platform as the Landing Platform (including the rights related to connection of the Caesar System with the Poseidon Pipeline and the Amberjack Pipeline), (ii) the CHOPS Parties and the MR Parties, at their sole cost and expense, shall be responsible for obtaining all SS 332 B Approvals in accordance with ARTICLE III, and (iii) the CHOPS Parties and the MR Parties shall pay and reimburse Caesar for all costs and expenses of Caesar in connection with causing the Landing Platform to change from the SS 332 A Platform to the SS 332 B Platform, including all costs and expenses relating to the design, construction and installation of the equipment necessary to cause the Caesar System to connect to the SS 332 B Platform and connect to Cameron Highway on the SS 332 B Platform as the Landing Platform and to connect to the Poseidon Pipeline on the SS 332 A Platform (including, without limitation, all costs and expenses relating to disconnection, equipment removal, commissioning, and hydrotesting).

                                  ARTICLE III
                                   APPROVALS

         3.1 Poseidon Approval. The MR Parties, at their sole cost and expense, shall use their respective best efforts to cause the SS 332 A Platform Owner to submit the completed Poseidon SS 332 A Approval application to the MMS as soon as practicable. Upon request of Caesar (which request may be made no more than weekly), the MR Parties shall provide Caesar with written updates regarding the status of their efforts to complete and cause the submission of the Poseidon SS 332 A Approval application in accordance with this Section 3.1, and each such update shall provide Caesar with reasonable detail regarding all activities performed by the MR Parties and their affiliates (including the SS 332 A Platform Owner) in connection with obtaining such approval. In addition, Caesar and its representatives shall have the right (subject to the consent of the SS 332 A Platform Owner to the extent required) to participate in the process of obtaining such approval, including the right to participate in all meetings regarding such approval (including internal meetings of the MR Parties and/or their affiliates, and meetings of the MR Parties and/or their affiliates with third parties such as the MMS).

         3.2 SS 332 B Approvals. The CHOPS Parties shall, at their sole cost and expense, be responsible for, and shall use their commercially reasonable efforts to obtain in a timely manner, (i) all approvals to be obtained by a platform owner and/or operator that are required by the MMS for the SS 332 B Platform as contemplated by this Agreement and (ii) all other approvals related to the SS 332 B Platform customarily obtained by a platform owner and operator, including, as applicable, (a) approvals relating to the interconnections of the Caesar System with Cameron Highway and the Amberjack Pipeline on the SS 332 B Platform, (b) approvals relating to the LACT Unit related to the interconnection of the Caesar System and Cameron Highway

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY
being located on the SS 332 B Platform, and (c) approvals relating to any bridge or subsea connection necessary to extend the Caesar System from the SS 332 B Platform to the SS 332 A Platform in order to allow the connection of the Caesar System with the Poseidon Pipeline on the SS 332 A Platform (collectively, the "SS 332 B APPROVALS"). The CHOPS Parties shall use their commercially reasonable efforts to cause such approvals to be valid, binding and effective during the term of this Agreement. Upon request of Caesar (which request may be made no more than weekly), the CHOPS Parties shall provide Caesar with written updates regarding the status of their efforts to obtain the SS 332 B Approvals, and each such update shall provide Caesar with reasonable detail regarding all activities performed by the CHOPS Parties and their affiliates in connection with obtaining such approvals. In addition, Caesar and its representatives shall have the right to participate in the process of obtaining such approvals, including the right to participate in all meetings regarding such approvals (including internal meetings of the CHOPS Parties and/or their affiliates, and meetings of the CHOPS Parties and/or their affiliates with third parties such as the MMS).

         3.3      SS 332 A Approvals.

                  (a) The MR Parties shall, at their sole cost and expense, be responsible for, and shall use their commercially reasonable efforts to obtain, and shall use their commercially reasonable efforts to cause the SS 332 A Platform Owner to obtain, in a timely manner, as applicable, the SS 332 A Approvals. The MR Parties shall use their commercially reasonable efforts to cause the SS 332 A Approvals to be valid, binding and effective during the term of this Agreement. Upon request of Caesar (which request may be made no more often than weekly) the MR Parties shall provide Caesar with written updates regarding the status of their efforts to obtain the SS 332 A Approvals, and each such update shall provide Caesar with reasonable detail regarding all activities performed by the MR Parties and their affiliates (including the SS 332 A Platform Owner) in connection with obtaining such approvals. In addition, Caesar and its representatives shall have the right (subject to the consent of the SS 332 A Platform Owner to the extent required) to participate in the process of obtaining such approvals, including the right to participate in all meetings regarding such approvals (including internal meetings of the MR Parties and/or their affiliates, and meetings of the MR Parties and/or their affiliates with third parties such as the MMS).

                  (b) The MR Parties and the CHOPS Parties represent and warrant to Caesar that, as of the date of this Agreement, the Obtained SS 332 A Approvals have been obtained and are valid, binding and effective.

         3.4      Amendments to Permits.

                  (a) Following the receipt of the Poseidon SS 332 A Approval, the CHOPS Parties and the MR Parties shall not cause, or take any action or fail to take any action that causes or has the effect of causing, any modification of the Poseidon SS 332 A Approval.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                  (b) If, upon the completion of the last Milestone, Caesar has not elected to cause the Landing Platform to be the SS 332 A Platform pursuant to Section 2.3(a), then the CHOPS Parties and the MR Parties shall, at their sole cost and expense, use commercially reasonable efforts to obtain in a timely manner any necessary amendments or modifications to the Poseidon SS 332 A Approval.

                  (c) If, upon the completion of the last Milestone, Caesar has not elected to cause the Landing Platform to be the SS 332 A Platform pursuant to Section 2.3(a), Caesar shall, at its sole cost and expense, use commercially reasonable efforts to obtain in a timely manner an amendment to its approval from the MMS allowing the Caesar System to board the SS 332 A Platform to provide that such boarding may occur on the SS 332 B Platform.

                  (d) If, after Caesar has elected to cause the SS 332 A Platform to be the Landing Platform in accordance with Section 2.3(a), Caesar then elects to cause the Landing Platform to be the SS 332 B Platform pursuant to Section 2.3(b), Caesar shall, at its sole cost and expense, use commercially reasonable efforts to obtain in a timely manner an amendment to its approval from the MMS allowing the Caesar System to board the SS 332 A Platform to provide that such boarding may occur on the SS 332 B Platform.

                                   ARTICLE IV
             CONSTRUCTION, OWNERSHIP, OPERATIONS AND MAINTENANCE OF
                     INTERCONNECT FACILITIES; REIMBURSEMENT

         4.1 Engineering, Design, Fabrication and Construction of Interconnect Facilities. The engineering, design, fabrication and construction of the interconnect facilities relating to the interconnection of the Caesar System and Cameron Highway shall be in accordance with the terms of this Section 4.1, and shall provide for the Cameron Highway Receipt Point to be located on the Landing Platform, with the LACT Unit relating to such interconnection to be located upstream of the Cameron Highway Receipt Point.

                  (a) By the Required Commencement Date, Caesar and the CHOPS Parties shall conduct all activities necessary to design, fabricate, construct, install and commission the equipment and facilities necessary to interconnect Cameron Highway and the Caesar System, including all necessary pipeline risers and meter systems and associated facilities on the Landing Platform, all in accordance with the Chart of Responsibilities (the "CHART OF RESPONSIBILITIES") set forth in Exhibit B (collectively, including any items identified pursuant to the last sentence of this Section 4.1(a) and the Valve Assembly, the "INTERCONNECT FACILITIES"). The Chart of Responsibilities identifies, for each item included in the Interconnect Facilities, the Party responsible for the design, construction, transport and installation, related capital expenditures, provision of necessary deck space on the Landing Platform, operation, operating expenses, maintenance and repair, costs of maintenance and repair for any single item or occurrence costing $5,000 or less, and costs of maintenance and repair for any single item or occurrence costing in excess of $5,000 (such costs of maintenance and repair, for purposes of the Chart of Responsibilities, being referred to as "TANGIBLE MAINTENANCE"), in each case, for each such

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY
item, and additionally identifies the Party that will own each such item. Unless otherwise expressly permitted pursuant to Section 7.1(a) of this Agreement, with respect to the items identified on the Chart of Responsibilities for which the CHOPS Parties are designated as having construction responsibilities (such items being referred to as the "CHOPS INTERCONNECT FACILITIES"), Manta Ray shall be the construction manager and shall not delegate, assign or transfer (in whole or in part) any such obligations. If the Parties identify any portions of the Interconnect Facilities that are reasonably necessary for the completion of the Interconnect Facilities and that are not listed on the Chart of Responsibilities ("ADDITIONAL ITEMS"), the Parties agree that they will use their good faith efforts to reach agreement with each other regarding the Party or Parties who will be responsible for such Additional Items with respect to the categories of responsibility listed on the Chart of Responsibilities.

                  (b) Caesar shall have the right to assign representatives to the CHOPS Interconnect Facilities project team of the CHOPS Parties for the purpose of (i) monitoring the progress of the design, fabrication, construction, installation and commissioning of the CHOPS Interconnect Facilities, and (ii) reviewing plans for the design, construction, fabrication, installation, commissioning and engineering of the CHOPS Interconnect Facilities. Specifically, Caesar shall have the right to participate in technical discussions and all team meetings related to the CHOPS Interconnect Facilities. Notwithstanding the foregoing, all final decisions shall be made by and be the responsibility of the CHOPS Parties with respect to all design, fabrication, construction, installation and commissioning matters. The right to assign representatives to the CHOPS Interconnect Facilities project team granted above shall be a right granted only to, and exercisable by, Caesar (and not to permitted assignees of Caesar).

                  (c) The design and installation plan of the Interconnect Facilities shall provide for and be in compliance with the following:

                           (i)      The design, fabrication, construction and
installation of the Interconnect Facilities shall be done in a good and workmanlike manner in accordance with prudent, sound and generally acceptable industry practices, standards and procedures, and shall be in accordance with primary design codes for crude oil pipelines, including platform piping and pig receiver facilities, in the following order of precedence:

                           -        Code of Federal Regulations 49 CFR 195; and

                           -        ANSI B31.4; and

                           -        ANSI B31.3, as applicable.

                           (ii)     All exposed steel of the Interconnect
Facilities shall be suitably coated with a coating to retain its corrosion protection.

                           (iii)    All equipment included in the Interconnect
Facilities that will be attached to the Caesar System and used to contain Crude Oil (e.g., check valves, associated

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                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

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

piping, fittings, connectors, etc.) shall be hydrostatically tested prior to installation of such equipment.

                           (iv)     All meter design and development shall be
designed and agreed to by CHOPS and Caesar.

                  (d) GTM, CHOPS and Manta Ray have requested, and the Parties have agreed, to include the Valve Assembly in the Interconnect Facilities, with the Valve Assembly being treated as if it was included as a line item on the Chart of Responsibilities, with (i) Caesar responsible for the design, fabrication, construction, transport and installation, related capital expenditures, and costs of maintenance and repair for any single item or occurrence directly relating to the Valve Assembly costing in excess of $5,000,
(ii) the CHOPS Parties or the MR Parties, as the case may be, responsible for providing necessary deck space on the Landing Platform, all operating expenses, maintenance and repair, and costs of maintenance and repair for any single item or occurrence directly relating to the Valve Assembly costing $5,000 or less,
(iii) the CHOPS Parties responsible for operating the Valve Assembly, and (iv) Caesar owning the Valve Assembly; provided, however, that the CHOPS Parties shall, within 30 days after receipt of an invoice therefore, reimburse Caesar for all reasonable capital expenditures related to the Valve Assembly.

         4.2      Operation of Interconnect Facilities and Equipment; Meter
Systems.

                  (a) The Interconnect Facilities specified shall be operated by the Party specified as the Party who "Operates" in the Chart of Responsibilities. As provided in the Chart of Responsibilities, the CHOPS Parties shall operate the meter system between Cameron Highway and the Caesar System, however, the CHOPS Parties shall provide Caesar with reasonable prior notice of all meter system calibration operations, and Caesar shall have the right to witness and be present for all such meter system calibration operations. Caesar shall have the right to take over operations of the Interconnect Facilities and associated equipment operated by the CHOPS Parties under this Agreement at any time by giving thirty (30) days prior written notice to CHOPS, at which time Caesar shall commence paying all costs related to such operations. The right to take over operations of the Interconnect Facilities granted above shall be rights granted only to, and exercisable by, Caesar for purposes of use by the Caesar System.

                  (b) In addition, upon the interconnection of the Caesar System with the Poseidon Pipeline on the SS 332 A Platform, for so long as Manta Ray is the operator of the Poseidon Pipeline, Caesar hereby designates the MR Parties as the operator of the Poseidon interconnect facilities. Such Poseidon interconnect facilities shall be operated by the MR Parties at the MR Parties' sole cost and expense in accordance with prudent, sound and generally acceptable industry practices, standards and procedures. Caesar shall have the right to revoke such designation for any reason and take over operations of the Poseidon interconnect facilities and associated equipment at any time by giving thirty
(30) days prior written notice to Manta Ray, at which time the MR Parties shall cease to be the operator of the Poseidon interconnect facilities and Caesar shall commence paying all costs related to such operations.

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

                  (c) The CHOPS Parties and the MR Parties shall use their respective commercially reasonable efforts to cooperate with Caesar to obtain all required approvals in a timely manner, including without limitation, those required by the MMS, for the interconnection of the Caesar System with the Amberjack Pipeline on the Landing Platform. If Caesar has the right to designate the operator of the Amberjack Pipeline meter related to the interconnection of the Caesar System with the Amberjack Pipeline and such meter is located on the Landing Platform (which shall only occur with Manta Ray's consent if the Landing Platform is the SS 332 A Platform, and which shall only occur with CHOPS' consent if the Landing Platform is the SS 332 B Platform), then Caesar shall designate the CHOPS Parties (if the Landing Platform is the SS 332 B Platform) or the MR Parties (if the Landing Platform is the SS 332 A Platform) to operate such Amberjack Pipeline meter, and such operator shall operate such Amberjack meter at its sole cost and expense in accordance with prudent, sound and generally acceptable industry practices, standards and procedures. Caesar shall have the right to revoke such designation for any reason and take over operations of the Amberjack meter and associated equipment at any time by giving thirty (30) days prior written notice to the operator thereof, at which time the CHOPS Parties or the MR Parties, as appropriate, shall cease to be the operator of the Amberjack meter and Caesar shall commence paying all costs related to such operations.

         4.3 Use of Deck Space and Riser Space on the SS 332 A Platform and the SS 332 B Platform by Caesar; Access to the SS 332 A Platform and the SS 332 B Platform.

                  (a) The CHOPS Parties and the MR Parties, as the case may be, shall provide (or cause to be provided) to Caesar at no cost to Caesar the following:

                           (i)      Sufficient deck and riser space on the
Landing Platform in accordance with industry standards for the construction, installation, operation, maintenance and repair of (A) the Caesar System facilities and equipment necessary to effectuate Crude Oil deliveries from the Caesar System to Cameron Highway, including, but not limited to, meters, pig receiver, piping, and valves, and (B) a 28" import riser for the Caesar System on the Landing Platform;

                           (ii)     Sufficient deck and riser space on the
Landing Platform in accordance with industry standards for the construction, installation, operation, maintenance and repair of (A) a pig launcher, piping, and valves necessary to effectuate Crude Oil deliveries from the Caesar System to the Amberjack Pipeline, and (B) a 20" or smaller (at Caesar's sole discretion) export riser to allow an interconnect with the Amberjack Pipeline upon Caesar's election at any time after the date hereof to connect the Caesar System with the Amberjack Pipeline at the Landing Platform; and

                           (iii)    Sufficient deck space on the SS 332 A
Platform and the SS 332 B Platform in accordance with industry standards for the construction, installation, operation, maintenance and repair of an interconnection with the Poseidon Pipeline and a meter system and all other facilities related thereto on the SS 332 A Platform or the SS 332 B Platform, as applicable, upon Caesar's election at any time after the date hereof to connect the Caesar System

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with the Poseidon Pipeline at the SS 332 A Platform, including, in the event the
Landing Platform is the SS 332 B Platform, (A) sufficient deck space on the SS 332 A Platform and the SS 332 B Platform to allow Caesar to construct, install, operate, maintain and repair a bridge or subsea piping connection extending the Caesar System from the SS 332 B Platform to the SS 332 A Platform to allow such connection with the Poseidon Pipeline, and (B) sufficient deck space on the SS 332 B Platform for a meter system and other facilities related to the interconnection of the Caesar System with the Poseidon Pipeline.

                  (b) The CHOPS Parties shall bear the costs, if any, to prepare the Landing Platform and the SS 332 A Platform, as applicable, to accommodate all the Caesar System facilities and equipment and the risers and second meter system described in Section 4.3(a) including, without limitation, the costs to relocate and/or remove facilities and equipment on the Landing Platform and the SS 332 A Platform as necessary. The Parties agree that the deck space and rights granted to Caesar under this Section 4.3 shall be rights granted only to, and exercisable by, Caesar for purposes of use by the Caesar System as contemplated herein, including for purposes of interconnections with the Poseidon Pipeline and the Amberjack Pipeline.

                  (c) Exhibit C-1 attached hereto more fully outlines the deck space on the SS 332 A Platform referenced in Section 4.3(a) and the responsibilities related thereto, in the event the Landing Platform is the SS 332 A Platform; and Exhibit C-2 attached hereto more fully outlines the deck space on the SS 332 B Platform and the SS 332 A Platform referenced in Section 4.3(a) and the responsibilities related thereto, in the event the Landing Platform is the SS 332 B Platform. Exhibits C-1 and C-2 are the Parties' best approximation (based on accepted engineering practices and industry standards) of the allocation of deck space on the SS 332 A Platform and the SS 332 B Platform as of the date of this Agreement. The Parties acknowledge that such allocation may change as the design and engineering work on the SS 332 A Platform and/or the SS 332 B Platform progresses. Any proposed change (i) shall be reviewed and discussed by the Parties prior to the re-allocation of deck space and (ii) shall not in any way impede or impair the rights of Caesar under this Agreement.

                  (d) Caesar (and its members, construction manager, operator, contractors, subcontractors and designees) shall have the right of access to the SS 332 A Platform and the SS 332 B Platform, and the right to access and use deck space and riser space described in this Section 4.3 at all reasonable times (to the extent such access or use does not impede or impair other ongoing operations on the SS 332 A Platform or the SS 332 B Platform in any material respect) for purposes of design, construction, installation, commissioning, operation, maintenance, repair and removal of (i) the Caesar System, (ii) the interconnection facilities related to the connection of the Caesar System and the Poseidon Pipeline, and (iii) the other facilities and equipment contemplated by this Agreement, together with the right to land helicopters on the SS 332 A Platform and SS 332 B Platform heliports and to moor vessels to the SS 332 A Platform and SS 332 B Platform mooring facilities; provided, however, each such landing or mooring shall first be cleared with the SS 332 A Platform or SS 332 B Platform representative, as applicable, designated by Manta Ray or CHOPS. In addition, upon Caesar's

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                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY
prior written request in connection with any access to the SS 332 A Platform or the SS 332 B Platform contemplated by this Agreement or related to the Interconnect Facilities or the Caesar System, the CHOPS Parties and the MR Parties shall provide Caesar and its members, construction manager, operator, contractors, subcontractors, designees and employees with quarters, room and board on the SS 332 A Platform or the SS 332 B Platform, as applicable, at reasonable industry standard costs, subject to availability of the requested quarters, room and board. Caesar's request shall contain the number of persons to be accommodated and the estimated duration of their stay on the SS 332 A Platform or the SS 332 B Platform, as applicable.

         4.4      Other Pipeline System Connections.

                  (a) In addition to Cameron Highway, Caesar shall have the right to construct and install connections upstream of the Landing Platform to any other crude oil pipelines. Pipelines to which Caesar may connect the Caesar System shall include the Amberjack Pipeline (at the Landing Platform) and the Poseidon Pipeline (at the SS 332 A Platform), and Caesar shall have the right to construct, install, own and/or operate (or cause the construction and installation of (without regard to ownership)) (i) at Caesar's sole cost and expense, a pipeline commencing at the Landing Platform and extending to ST 301 in order to interconnect the Caesar System with the Amberjack Pipeline, and (ii)
(A) in the event the SS 332 B Platform is the Landing Platform, at the CHOPS Parties' sole cost and expense, the piping necessary to cross the bridge from the SS 332 B Platform to the SS 332 A Platform, or to extend the piping subsea from the SS 332 B Platform to the SS 332 A Platform, as appropriate, each in anticipation of a connection between the Caesar Pipeline and the Poseidon Pipeline at the SS 332 A Platform and, at Caesar's sole cost and expense, the piping necessary to connect the piping from the point of landing on the SS 332 A Platform to the Poseidon Pipeline, and (B) in the event the SS 332 A Platform is the Landing Platform, at Caesar's sole cost and expense, a pipeline connection at the SS 332 A Platform with the Poseidon Pipeline with the approval of Poseidon.

                  (b) Each of the CHOPS Parties and the MR Parties shall not take any action (or cause any action to be taken by any other Person including, without limitation, the SS 332 A Platform Owner) that would reasonably be expected to impede the construction, installation or operation of such pipeline connections. Neither Caesar, Poseidon, nor any shipper on the Caesar System shall be charged any fees or costs by the CHOPS Parties or the MR Parties (or cause any action to be taken by the SS 332 A Platform Owner to charge any fees or costs) to access pipeline connections with Cameron Highway, the Amberjack Pipeline and the Poseidon Pipeline on the SS 332 A Platform or the SS 332 B Platform. In the event any fees or costs to access these pipelines are charged to and paid by Caesar, Poseidon, or any shipper on the Caesar System, the CHOPS Parties shall reimburse such parties for all such fees and costs paid.

                  (c) Neither Cameron Highway nor the CHOPS Parties shall be required to provide pumps or similar equipment to effectuate deliveries of Crude Oil into either the Poseidon Pipeline or the Amberjack Pipeline.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         4.5 Pipeline System Coordination Between Caesar and the CHOPS Parties. Except for reasons of Force Majeure, the maximum pressure to be provided by the CHOPS Parties at the Cameron Highway Receipt Point shall be no greater than 150 Psig. Caesar may, but is under no obligation to, deliver Crude Oil at pressures up to 1,950 Psig.

         4.6 Governmental Approvals. The obligations of Caesar under this Agreement shall be subject to Caesar obtaining all required governmental approvals. Caesar shall diligently pursue and use commercially reasonable efforts to obtain such approvals in a timely manner.

         4.7 Joint, Several and Primary Obligations of the CHOPS Parties. As consideration for Caesar's entering into this Agreement, and further expressly acknowledging Caesar's reliance on the undertakings set forth in this
Section 4.7, each of CHOPS and GTM hereby agrees and acknowledges that all of the obligations and liabilities of the CHOPS Parties under this Agreement (including, without limitation, obligations and liabilities relating to or arising in connection with representations, warranties, covenants, the payment of money, performance or otherwise) are the joint and several, primary and direct obligations and liabilities of each of CHOPS and GTM, and the CHOPS Parties agree that each of them is jointly, severally and fully and primarily responsible and liable for all such obligations and liabilities. In addition, without limiting the foregoing, each of CHOPS and GTM agrees that its obligation for the obligations and liabilities of the CHOPS Parties contained in this Agreement shall include the obligation of such CHOPS Party to cause the other CHOPS Party to perform such obligations and liabilities of the CHOPS Parties under this Agreement. For example (and without limiting anything contained herein), the CHOPS Parties obligation in the first sentence of Section 2.1 to
"design, fabricate, construct, install and commission Cameron Highway . . . ."
shall include (i) the joint and several (together with CHOPS), primary obligation of GTM to, and to cause CHOPS to, perform such activities, and (ii) the joint and several (together with GTM), primary obligation of CHOPS to, and to cause GTM to, perform such activities, in each case, in accordance with the terms of such sentence.

         The joint and several, primary and direct obligations and liabilities of each of CHOPS and GTM under this Agreement shall not be subject to any reduction, limitation, impairment or termination for any claim of waiver, release, surrender, alteration or compromise that may be granted or otherwise provided to one or more of the other CHOPS Parties but not to it, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the obligations of the other CHOPS Parties or otherwise.

         Upon payment or performance by any CHOPS Party of any amounts, obligations or liabilities owed to Caesar under this Agreement, all rights of the paying or performing CHOPS Party against the other CHOPS Party arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment and performance to the prior indefeasible payment and performance in full of all obligations of each of the CHOPS Parties to Caesar.

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                      CONSTRUCTION AND OPERATING AGREEMENT
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

         4.8 Joint, Several and Primary Obligations of the MR Parties. As consideration for Caesar's entering into this Agreement, and further expressly acknowledging Caesar's reliance on the undertakings set forth in this Section 4.8, each of Manta Ray and GTM hereby agrees and acknowledges that all of the obligations and liabilities of the MR Parties under this Agreement (including, without limitation, obligations and liabilities relating to or arising in connection with representations, warranties, covenants, the payment of money, performance or otherwise) are the joint and several, primary and direct obligations and liabilities of each of Manta Ray and GTM, and the MR Parties agree that each of them is jointly, severally and fully and primarily responsible and liable for all such obligations and liabilities. In addition, without limiting the foregoing, each of Manta Ray and GTM agrees that its obligation for the obligations and liabilities of the MR Parties contained in this Agreement shall include the obligation of such MR Party to cause the other MR Party to perform such obligations and liabilities of the MR Parties under this Agreement. For example (and without limiting anything contained herein), the MR Parties obligation in the first sentence of Section 3.1 to "use their respective best efforts to cause the SS 332 A Platform Owner to submit the completed Poseidon SS 332 A Approval application . . . ." shall include (i) the joint and several (together with Manta Ray), primary obligation of GTM to, and to cause Manta Ray to, perform such activities, and (ii) the joint and several (together with GTM), primary obligation of Manta Ray to, and to cause GTM to, perform such activities, in each case, in accordance with the terms of such sentence.

         The joint and several, primary and direct obligations and liabilities of each of Manta Ray and GTM under this Agreement shall not be subject to any reduction, limitation, impairment or termination for any claim of waiver, release, surrender, alteration or compromise that may be granted or otherwise provided to one or more of the other MR Parties but not to it, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the obligations of the other MR Parties or otherwise.

         Upon payment or performance by any MR Party of any amounts, obligations or liabilities owed to Caesar under this Agreement, all rights of the paying or performing MR Party against the other MR Party arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment and performance to the prior indefeasible payment and performance in full of all obligations of each of the MR Parties to Caesar.

         4.9      HAZOP.

                  (a) Caesar and Manta Ray have commenced a joint HAZOP study on the SS 332 A Platform. The HAZOP shall be managed by a qualified representative of a third party engineering firm that is mutually agreeable to Manta Ray and Caesar. The CHOPS Parties and Caesar shall each be responsible for fifty percent (50%) of the costs of such HAZOP. The results of the HAZOP shall be delivered to Caesar within 30 days of completion of the HAZOP and shall be deemed Confidential Information (as defined herein) and subject to the confidentiality provisions contained in Section 7.14 of this Agreement. If the HAZOP results indicate any

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                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY
repairs or alterations may be necessary in order to accommodate all facilities and equipment contemplated by this Agreement to be located on the SS 332 A Platform, then the MR Parties shall, in their sole reasonable discretion and at their sole risk and liability, determine whether to implement any or all of the repairs or alterations indicated. Caesar (or its designee) may submit a written request for repairs or alterations to Manta Ray for consideration. Unless mutually agreed to otherwise in writing by Caesar and Manta Ray, the performance (or nonperformance) of any repairs or alterations made to the SS 332 A Platform as a result of the HAZOP or in response to a request by Caesar (or its designee) shall be at the MR Parties' sole discretion and at the CHOPS Parties' sole cost, risk and liability.

                  (b) The CHOPS Parties caused the piping and instrumentation drawings related to the SS 332 B Platform to be completed and delivered to Caesar on April 14, 2003. The CHOPS Parties and Caesar commenced a joint HAZOP study on the SS 332 B Platform during the week of April 14, 2003. The HAZOP shall be managed by a qualified representative of a third party engineering firm that is mutually agreeable to CHOPS and Caesar. The CHOPS Parties shall be solely responsible for the costs of such HAZOP. The results of the HAZOP shall be delivered to Caesar within 30 days of completion of the HAZOP and shall be deemed Confidential Information (as defined herein) and subject to the confidentiality provisions contained in Section 7.14 of this Agreement. If the HAZOP results indicate any repairs or alterations may be necessary in order to accommodate all facilities and equipment contemplated by this Agreement to be located on the SS 332 B Platform, then the CHOPS Parties shall, at their sole cost and expense and at their sole risk and liability, implement such repairs and alterations indicated. Caesar (or its designee) may submit a written request for repairs or alterations to CHOPS for consideration. Unless mutually agreed to otherwise in writing by Caesar and CHOPS, the performance (or nonperformance) of any repairs or alterations made to the SS 332 B Platform as a result of the HAZOP or in response to a request by Caesar (or its designee) shall be at the CHOPS Parties sole cost, risk and liability.

                                   ARTICLE V
                          INDEMNIFICATION AND INSURANCE

         5.1      CAESAR.

                  (a) EXCEPT FOR ANY PURCHASE AND SALE LOSSES, CAESAR SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE MANTA RAY GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE CAESAR GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE CAESAR GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS

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AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE MANTA RAY GROUP'S
NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE MANTA RAY GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE MANTA RAY GROUP.

                  (b) EXCEPT FOR ANY PURCHASE AND SALE LOSSES, CAESAR SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE CAESAR GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE CAESAR GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE CHOPS GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR
SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE CHOPS GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE CHOPS GROUP.

         5.2      THE MR PARTIES.

                  (a) THE MR PARTIES SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CAESAR GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE MANTA RAY GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE MANTA RAY GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE CAESAR GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE CAESAR GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE CAESAR GROUP.

                  (b) THE MR PARTIES SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS

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                      CONSTRUCTION AND OPERATING AGREEMENT
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                                      -23-

GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE MANTA RAY GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE MANTA RAY GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE CHOPS GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE CHOPS GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE CHOPS GROUP.

         5.3      THE CHOPS PARTIES.

                  (a) THE CHOPS PARTIES SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CAESAR GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE CHOPS GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE CHOPS GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE ATTRIBUTABLE
TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED IN WHOLE OR IN PART BY THE CAESAR GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT, CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE CAESAR GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE CAESAR GROUP.

                  (b) THE CHOPS PARTIES SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE MANTA RAY GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THE CHOPS GROUP AND (ii) PERSONAL INJURY TO OR DEATH OF PERSONS IN THE CHOPS GROUP, IN EACH CASE OF (i) AND (ii) ABOVE, RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT, EVEN THOUGH CAUSED

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IN WHOLE OR IN PART BY THE MANTA RAY GROUP'S NEGLIGENCE (ACTIVE, PASSIVE, JOINT,
CONCURRENT OR SOLE) OR STRICT LIABILITY, OR OTHER LEGAL FAULT OF THE MANTA RAY GROUP, EXCEPT TO THE EXTENT THAT ANY SUCH LOSS RESULTS FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF A MEMBER OF THE MANTA RAY GROUP.

         5.4      THIRD PARTIES.

                  (a) FOR PURPOSES OF THIS SECTION 5.4, "THIRD PARTIES" SHALL MEAN ALL PERSONS THAT ARE NOT INCLUDED IN THE CHOPS GROUP, MANTA RAY GROUP OR THE CAESAR GROUP.

                  (b) CAESAR SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE MANTA RAY GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE CAESAR GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE CAESAR GROUP AND THE MANTA RAY GROUP, CAESAR'S INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO THE CAESAR GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

                  (c) CAESAR SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE CAESAR GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE CAESAR GROUP AND THE CHOPS GROUP, CAESAR'S INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO

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

THE CAESAR GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

                  (d) THE MR PARTIES SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CAESAR GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE MANTA RAY GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE MANTA RAY GROUP AND THE CAESAR GROUP, MANTA RAY'S INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO THE MANTA RAY GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

                  (e) THE MR PARTIES SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CHOPS GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE MANTA RAY GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE MANTA RAY GROUP AND THE CHOPS GROUP, MANTA RAY'S INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO THE MANTA RAY GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

                  (f) THE CHOPS PARTIES SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE CAESAR GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE

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NEGLIGENCE OR FAULT OF THE CHOPS GROUP AND RELATED TO, ARISING OUT OF, CONNECTED
WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE CHOPS GROUP AND THE CAESAR GROUP, CHOPS' INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO
THE CHOPS GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR
FAULT.

                  (g) THE CHOPS PARTIES SHALL BE RESPONSIBLE FOR AND SHALL DEFEND, PROTECT, INDEMNIFY, RELEASE AND HOLD HARMLESS THE MANTA RAY GROUP FROM AND AGAINST ALL LOSSES, DAMAGES, CLAIMS, DEMANDS AND ACTIONS AND RELATED EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES, FOR OR BASED UPON (i) DAMAGE TO OR LOSS OF PROPERTY OF THIRD PARTIES AND (ii) PERSONAL INJURY TO OR DEATH OF THIRD PARTIES, IN EACH CASE OF (i) AND (ii) ABOVE, WHEN CAUSED BY OR RESULTING FROM THE NEGLIGENCE OR FAULT OF THE CHOPS GROUP AND RELATED TO, ARISING OUT OF, CONNECTED WITH OR IN ANY MANNER ATTRIBUTABLE TO (OR ALLEGED TO BE RELATED TO, ARISING OUT OF, CONNECTED WITH, OR IN ANY MANNER ATTRIBUTABLE TO), DIRECTLY OR INDIRECTLY, THE ACTIVITIES OR PERFORMANCE CONTEMPLATED BY THIS AGREEMENT; PROVIDED THAT, IN THE EVENT OF JOINT OR CONCURRENT NEGLIGENCE OR FAULT OF THE CHOPS GROUP AND THE MANTA RAY GROUP, CHOPS' INDEMNIFICATION OBLIGATION HEREUNDER SHALL BE LIMITED TO THE CHOPS GROUP'S ALLOCABLE SHARE OF SUCH JOINT OR CONCURRENT NEGLIGENCE OR FAULT.

         5.5 GENERAL. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY ANY SUCH OTHER PARTIES RESULTING FROM OR ARISING OUT OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE OR BUSINESS INTERRUPTIONS. IN FURTHERANCE OF THE FOREGOING, EACH PARTY RELEASES THE OTHER PARTIES AND WAIVES ANY RIGHT OF RECOVERY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY REGARDLESS OF WHETHER ANY SUCH DAMAGES ARE CAUSED BY THE OTHER PARTIES' NEGLIGENCE (AND REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, PASSIVE OR GROSS NEGLIGENCE), FAULT OR LIABILITY WITHOUT FAULT.

         5.6 Insurance. All Parties shall procure and maintain or cause to be procured and maintained all insurance in the types and amounts as required by applicable laws, rules and regulations, to provide coverage against such risks, which are the subject of this Agreement, as is

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either customarily carried by companies owning, operating or conducting similar business(es), or as deemed necessary and reasonably requested by the Parties from time to time. Any such insurance purchased by or on behalf of any Party shall be properly endorsed to waive the insurer's rights of subrogation under any such policies against the other Parties (and the other Parties' insurers) when any such other Party is released from liability or loss or damage pursuant to this Agreement. Notwithstanding anything in this Agreement to the contrary, a Party may, in its sole discretion, elect to self-insure with respect to such coverage so long as the Party providing self insurance has the overall ability to assume and be responsible financially for any and all liability hereunder.

                                   ARTICLE VI
                                  FORCE MAJEURE

         6.1 Force Majeure. No Party shall be liable to the other Parties for failure to perform any of its obligations under this Agreement, other than the obligation to make payments pursuant to this Agreement, to the extent such performance is hindered, delayed or prevented by Force Majeure.

         6.2 Notice. A Party who is unable, in whole or in part, to carry out its obligations under this Agreement due to Force Majeure shall promptly give written notice to that effect to the other Parties stating the circumstances underlying such Force Majeure.

         6.3 Resolution. A Party claiming Force Majeure shall use commercially reasonable efforts to remove the cause, condition, event or circumstance of such Force Majeure, shall give written notice to the other Parties of the termination of such Force Majeure and shall resume performance of any suspended obligation promptly after termination of such Force Majeure.

                                   ARTICLE VII
                                  MISCELLANEOUS

         7.1      Assignment.

                  (a)      CHOPS Parties.

                           (i)      Prior to the Cameron Highway Completion
Date, (A) CHOPS may not assign or transfer this Agreement or its obligations hereunder (in whole or in part) and GTM may not assign or transfer any GTM CHOPS Obligation unless the other (either CHOPS or GTM) is also assigning or transferring, in the case of CHOPS, its interest in this Agreement or the obligations hereunder or, in the case of GTM, the GTM CHOPS Obligations, to the same assignee in the same assignment transaction, and (B) any assignment or transfer of all or any portion this Agreement by CHOPS or all or any portion of the GTM CHOPS Obligations by GTM shall require the prior written consent of the other Parties (which consent may be withheld by the other Parties in their sole discretion). After the Cameron Highway Completion Date, CHOPS shall have the right to assign or transfer this Agreement or the obligations hereunder (in

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                                      -28-
whole or in part) and GTM shall have the right to assign or transfer the GTM CHOPS Obligations (in whole or in part) to any Financially Capable Entity without the prior consent of the other Parties; provided, that any other assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of the other Parties, such consent not to be unreasonably withheld or delayed; provided further, that upon any permitted assignment by the CHOPS Parties, the CHOPS Parties shall be relieved of their obligations under this Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee.

                           (ii)     Any assignment or transfer by the CHOPS
Parties of their obligations under this Agreement (in whole or in part) shall also include the assignment or transfer of all or a portion, as applicable, of CHOPS' ownership interest in Cameron Highway (such that Cameron Highway remains subject to this Agreement). Further, any assignee of any or all of CHOPS' right, title and interest in Cameron Highway shall agree to be bound by the terms of this Agreement and any such assignment shall be made subject to this Agreement.

                           (iii)    Any assignment or transfer of this Agreement
or the obligations hereunder (in whole or in part) by the CHOPS Parties shall be null and void unless such assignment or transfer is made in compliance with this
Section 7.1(a).

                  (b)      Caesar.

                           (i)      Except as otherwise expressly provided in
this Agreement, Caesar shall have the right to assign or transfer this Agreement or the obligations hereunder (in whole or in part), without the prior consent of the other Parties, to any Financially Capable Entity; provided, that any other assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of the other Parties, such consent not to be unreasonably withheld or delayed; provided further, that upon any permitted assignment by Caesar, Caesar shall be relieved of its obligations under this Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee.

                           (ii)     Any assignee of any or all of Caesar's
right, title and interest in this Agreement shall agree to be bound by the terms of this Agreement, and any such assignment shall be made subject to this Agreement.

                           (iii)    Any assignment or transfer of this Agreement
or the obligations hereunder (in whole or in part) by Caesar shall be null and void unless such assignment or transfer is made in compliance with this Section 7.1(b).

                  (c)      Manta Ray.

                           (i)      Prior to the Cameron Highway Completion
Date, Manta Ray shall have the right to assign or transfer this Agreement or the obligations hereunder (in whole or in

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                                      -29-
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part) without the prior consent of the other Parties to GTM and/or GTM Sub;
provided, that if requested by Caesar, upon and as a condition to such an assignment to GTM Sub, GTM shall (x) remain primarily liable for the obligations hereunder so assigned to such GTM Sub and (y) provide additional assurances of the performance of such GTM Sub hereunder (including, without limitation, a company guaranty from GTM) as may be reasonably required by Caesar. Further, Manta Ray shall provide Caesar written notice of such assignment or transfer at least thirty (30) Days prior to the effective date of such assignment or transfer, and agrees to promptly furnish Caesar additional information regarding the GTM Sub in order for Caesar to sufficiently evaluate whether additional assurances will be required. Prior to the effective date of such assignment or transfer, Caesar and GTM shall execute appropriate documents regarding the primary liability of GTM for the obligations assigned to such GTM Sub and Manta Ray shall, and shall cause GTM to, provide Caesar any additional assurances of performance as may be reasonably required by Caesar.

                           (ii)     Prior to the Cameron Highway Completion
Date, other than any assignment covered by Section 7.1(c)(i), (A) neither Manta Ray nor GTM Sub may assign or transfer this Agreement or its obligations hereunder (in whole or in part) unless GTM is also assigning or transferring the GTM Manta Ray Obligations to the same assignee in the same assignment transaction, (B) GTM may not assign or transfer any GTM Manta Ray Obligation unless Manta Ray and GTM Sub are also assigning or transferring their respective interests in this Agreement and their respective obligations hereunder to the same assignee in the same assignment transaction, and (C) any assignment or transfer of all or any portion of this Agreement by Manta Ray or GTM Sub or all or any portion of the GTM Manta Ray Obligations by GTM shall require the prior written consent of the other Parties (which consent may be withheld by the other Parties in their sole discretion). After the Cameron Highway Completion Date, Manta Ray and GTM Sub shall each have the right to assign or transfer this Agreement or the obligations hereunder (in whole or in part) and GTM shall have the right to assign or transfer the GTM Manta Ray Obligations (in whole or in part) to any Financially Capable Entity without the prior consent of the other Parties; provided, that any other assignment or transfer of this Agreement or the obligations hereunder (in whole or in part) shall require the prior written consent of the other Parties, such consent not to be unreasonably withheld or delayed.

                           (iii)    Any assignment or transfer by Manta Ray or
GTM Sub of this Agreement or the obligations hereunder (in whole or in part) or GTM (in the case of the GTM Manta Ray Obligations) shall also include the assignment or transfer of all or a portion, as applicable, of Manta Ray's ownership interest in Atlantis Offshore, LLC, the SS 332 A Platform Owner. Further, any assignee of any or all of Manta Ray's right, title and interest in the SS 332 A Platform or Atlantis Offshore, LLC shall agree to be bound by the terms of this Agreement, such that the SS 332 A Platform remains subject to this Agreement. Further, upon any permitted assignment by Manta Ray, GTM Sub or GTM under the terms of this Section 7.1(c), such Person (whether Manta Ray, GTM Sub or GTM) shall be relieved of its obligations under this Agreement accruing after the effective date of such assignment to the extent, and only to the extent, so assigned and expressly assumed by the assignee.

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

                           (iv)     Any assignment or transfer of this Agreement
or the obligations hereunder (in whole or in part) by Manta Ray, GTM Sub or GTM (with respect to the GTM Manta Ray Obligations) shall be null and void unless such assignment or transfer is made in compliance with this Section 7.1(c).

                  (d) This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Parties.

         7.2      Term.

                  (a) This Agreement shall become effective as of the execution and delivery thereof by all of the Parties and, except as otherwise provided herein, shall continue in effect until Caesar's (or its successor's or assignee's, as applicable) election, in its sole discretion, to cease operations and abandon the Caesar System.

                  (b)      The provisions contained in ARTICLE V
(Indemnification and Insurance), ARTICLE VI (Force Majeure) and ARTICLE VII (Miscellaneous) of this Agreement shall survive termination/expiration of this Agreement.

                  (c) In the event of termination of this Agreement by any Party pursuant to the terms hereof, such termination of this Agreement shall not be the sole remedy of such Party.

         7.3 Payments. If (a) any Party (or its employees, agents or contractors), performs any work or services on behalf of another Party (with the prior approval of such other Party) in connection with this Agreement or (b) any Party owes another Party any amount as a reimbursement or other payment pursuant to the terms of this Agreement, payment for such work, services, reimbursement or other payment shall be due and payable to the Party providing the work or services or entitled to the reimbursement or other payment, as to all invoiced amounts, within thirty (30) days of the other Party's receipt of an invoice therefor. All books, accounts and records related to such invoices for the current and preceding two (2) calendar years shall at all reasonable times be open to inspection by the Party who was invoiced. Such Party, at its sole expense, may audit the invoicing Party's books, accounts and records related to such invoices by giving sixty (60) days written notice to such Party, but such Party may decline to permit more than one (1) such audit to be conducted in any six-month period. All audit exceptions shall be resolved in a timely manner.

         7.4 Laws. It is understood by the Parties that this Agreement and performance hereunder is subject to all present and future valid and applicable laws, orders, statutes, and regulations of courts or regulatory bodies (state or federal) having jurisdiction over the Parties.

         7.5 Authorizations. The Parties hereto represent that they have all requisite corporate authorizations necessary or proper to consummate this Agreement.

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         7.6      Notices. Any notice, request, demand, statement or payment provided for in this Agreement shall be confirmed in writing and shall be made as specified below; provided, however, that notices claiming default, or initiating dispute resolution procedures, or similar matters, shall only be made using overnight mail, certified mail, or courier; and provided further, that notices of interruption and similar operating matters may be provided verbally or by electronic mail, effective immediately and, upon request, confirmed in writing. A notice sent by facsimile transmission shall be deemed received by the close of the Business Day on which such notice was transmitted or such earlier time as confirmed by the receiving Party and by overnight mail or courier shall be deemed to have been received two (2) Business Days after it was sent or such earlier time as is confirmed by the receiving Party unless it confirms a prior verbal communication in which case any such notice shall be deemed received on the day sent. The addresses of the Parties are set forth below:

         To Caesar:                 Caesar Oil Pipeline Company, LLC
                                    501 WestLake Park Blvd.
                                    Houston, TX 77079
                                    Attn: Vice President
                                    Telephone: 281-366-3644
                                    Facsimile: 281-366-7910

         Copies with attachments:   Mardi Gras Transportation System Inc.
                                    501 WestLake Park Blvd.
                                    Houston, TX 77079
                                    Attn: Peter A. Edlund
                                    Telephone: 281-366-5614
                                    Facsimile: 281-366-7910
                                    Email: edlundpa@bp.com

         To Manta Ray:              Manta Ray Gathering Company, L.L.C.
                                    Four Greenway Plaza
                                    Houston, TX  77046
                                    Attn: President
                                    Telephone: 832-676-5666
                                    Facsimile: 832-676-1710
                                    Email: james.lytal@elpaso.com

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

         To CHOPS:                  Cameron Highway Oil Pipeline Company
                                    Attn: Manta Ray Gathering Company,
                                     L.L.C., Operator
                                    Four Greenway Plaza
                                    Houston, TX  77046
                                    Attn: President
                                    Telephone: 832-676-5666
                                    Facsimile: 832-676-1710
                                    Email: james.lytal@elpaso.com

         To GTM:                    GulfTerra Energy Partners, L.P.
                                    Four Greenway Plaza
                                    Houston, TX  77046
                                    Attn: President
                                    Telephone: 832-676-5666
                                    Facsimile: 832-676-1710
                                    Email: james.lytal@elpaso.com

         These addresses will remain in effect for the duration of this Agreement, unless changed by notice.

         7.7 Entirety. This Agreement and the Exhibits hereto constitute the entire agreement between the Parties hereto relative to the subject matter hereof, and replace and supersede all prior agreements, conditions, understandings, representations and warranties made between the Parties with respect to the subject matter hereof, whether written or oral.

         7.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ANY CONFLICT OF LAW PRINCIPLES WHICH, IF APPLIED, MIGHT PERMIT OR REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION, AND THE PARTIES AGREE THAT THE PLACE OF EXECUTION OF THIS AGREEMENT IS HOUSTON, HARRIS COUNTY, TEXAS, AND THAT VENUE WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT OR IN CONNECTION HEREWITH SHALL LIE IN HOUSTON, HARRIS COUNTY, TEXAS. NOTWITHSTANDING THE FOREGOING, SECTIONS 5.1(a)(ii), 5.1(b)(ii), 5.2(a)(ii), 5.2(b)(ii), 5.3(a)(ii)
AND 5.3(b)(ii) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE MARITIME LAWS OF THE UNITED STATES.

         7.9 Non-Waiver. No waiver by any Party hereto of any one or more defaults by any other Party in the performance of any of the provisions of this Agreement shall be construed as a waiver of any other default or defaults whether of a like kind or different nature. Any delay, less than any applicable statutory period of limitations, in asserting or enforcing any rights under this Agreement, shall not be deemed a waiver of such rights. Failure of any Party to enforce any provision of this Agreement or to require performance by any other Party of any of the

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provisions hereof shall not be construed to waive such provision, or to affect the validity of this Agreement or any part thereof, or the right of any Party thereafter to enforce each and every provision hereof.

         7.10 Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and conditions of this Agreement shall nevertheless remain in full force and effect.

         7.11 Amendments. This Agreement shall not be amended or modified except by a written document executed by GTM, Caesar and CHOPS; provided, however, that any amendment or modification that relates to access to the SS 332 A Platform, or space or activities on the SS 332 A Platform, shall also require the written consent of Manta Ray.

         7.12 No Electronic Means. The Parties agree not to conduct the transactions contemplated by this Agreement by electronic means, except as specifically set forth in Section 7.6.

         7.13 Headings. The headings used for the ARTICLES and Sections herein are for convenience and reference purposes only and shall in no way affect the meaning or interpretation of the provisions of this Agreement.

         7.14     Confidentiality.

                  (a) No Party shall disclose any other Party's Confidential Information to a third party (other than such Party's and its members' or Affiliates' employees, lenders, agents, servants, counsel, contractors, consultants or accountants who need to know and agree to maintain the confidentiality of the Confidential Information in accordance with this
Section 7.14) except in order to comply with any applicable law, order, regulation or exchange rule and except in connection with any arbitration in accordance with Exhibit A; provided, however, that each Party shall notify the other Parties of any proceeding of which it is aware that may result in disclosure and use reasonable efforts to prevent or limit the disclosure. The Parties shall be entitled to all remedies available at law or in equity to enforce, or seek relief in connection with, this confidentiality obligation including, without limitation, obtaining an injunction against disclosure; provided, all monetary damages shall be limited to actual direct damages and a breach of this section shall not give rise to a right to suspend or terminate this transaction.

                  (b) Notwithstanding any other provision in this Agreement, but subject to the provisions of Section 7.14(c), (i) a Party (including its members) may disclose all terms and conditions of this Agreement to (A) its members, (B) any third party where such third party is a potential bona fide purchaser or user of substantially all of a Party's or its members' assets, or of the portion of such assets affected by this Agreement, or (C) its pipeline operator, pipeline construction manager, or its contractors and consultants, and (ii) the Parties may disclose Confidential Information to Manta Ray Offshore Gathering Company, L.L.C. to the extent (A) related to the design, fabrication, construction, and installation of the interconnection of

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

Cameron Highway with the Caesar System and (B) necessary in connection with the design, fabrication, construction, and installation of the interconnection of Cameron Highway with the Caesar System.

                  (c) If a Party discloses any or all of the terms and conditions of this Agreement as contemplated in paragraph (b) above, it shall do so only if a confidentiality arrangement exists, containing terms no less stringent than those provided herein, with the Person to whom such Confidential Information is to be disclosed.

                  (d) The terms of this Section 7.14 shall survive and Confidential Information received from the another Party shall be kept confidential for a period of three (3) years following termination of this Agreement.

                  (e) Upon (i) the termination of this Agreement and (ii) the request of a Party, the other Parties shall return or destroy all written Confidential Information (excluding this Agreement but including written confirmation of oral communications) provided by the requesting Party which was stamped "Confidential," provided that a Party may keep a copy of a document marked "Confidential" if such Party's counsel determines that it is required to do so by law or pending the outcome of any dispute involving the Parties under this Agreement. In the event of such request, documents, analyses, compilations, studies or other materials prepared by a Party or its representatives that contain or reflect Confidential Information from another Party, other than computer archival and backup tapes or archival and backup files (collectively "COMPUTER TAPES") and billing and trading records (collectively, "OTHER RECORDS") shall be destroyed (such destruction to be confirmed in writing by a duly authorized officer of the returning Party) or shall be retained on a confidential basis consistent with the terms of this Agreement. Computer Tapes and Other Records shall be kept confidential in accordance with the terms of this Agreement. Notwithstanding the foregoing, no Party shall be required to destroy or return documents covered by this provision prior to the later of the expiration of applicable statutes of limitations for actions that might arise with respect to the subject matter of such documents or final action with respect to any legal action or arbitration involving such documents.

                  (f) The Parties agree that except as provided herein, each Party shall maintain its right, title and interest in all proprietary data, documentation and software furnished to the other Parties pursuant to this Agreement, except any portion of information that was supplied by another Party, which information shall be returned or destroyed pursuant to paragraph (e) above.

         7.15     Representations and Warranties of the Parties.

                  (a)      The MR Parties represent and warrant to Caesar that:

                           (i)      Manta Ray is a direct wholly-owned
subsidiary of GTM and is a member of Atlantis Offshore, LLC, the SS 332 A Platform Owner;

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                           (ii)     As a member of the SS 332 A Platform Owner,
Manta Ray has all right and authority to grant Caesar, GTM and CHOPS (A) access to the SS 332 A Platform for the purposes described in this Agreement and (B) the right to access and use the deck space and riser space on the SS 332 A Platform for the activities contemplated in this Agreement; and

                           (iii)    Manta Ray has all right and authority to
execute this Agreement and to fulfill the obligations and duties contained herein.

                  (b) The CHOPS Parties represent and warrant to Caesar that:

                           (i)      CHOPS is a general partnership, with 50% of
its ownership interests owned by Cameron Highway Pipeline I, L.P. (an indirect wholly-owned subsidiary of GTM), 25% of its ownership interests owned by Cameron Highway Pipeline II, L.P. (an indirect wholly-owned subsidiary of GTM) and 25% of its ownership interests owned by Cameron Highway Pipeline III, L.P. (an indirect wholly-owned subsidiary of GTM). CHOPS has all necessary rights and authorities to grant Caesar (A) access to the SS 332 B Platform for the purposes described in this Agreement and (B) the right to access and use the deck space and riser space on the SS 332 B Platform for the activities contemplated in this Agreement; and

                           (ii)     CHOPS has all right and authority to execute
this Agreement and to fulfill the obligations and duties contained herein.

                  (c) Caesar represents and warrants to CHOPS and Manta Ray that:

                           (i)      Caesar is a Delaware limited liability
company and is the owner of the Caesar System; and

                           (ii)     Caesar has all right and authority to
execute this Agreement and to fulfill the obligations and duties contained herein.

                  (d)      GTM represents and warrants to Caesar that:

                           (i)      GTM is a Delaware limited partnership; and

                           (ii)     GTM has all right and authority to execute
this Agreement and to fulfill the obligations and duties contained herein.

                  (e) Each Party declares, warrants, and represents on behalf of itself (i) that it has contributed to the drafting of this Agreement or has had it reviewed by legal counsel before executing it, (ii) that this Agreement has been purposefully drawn and correctly reflects such Party's understanding of the transaction that it contemplates as of the effective date hereof, (iii) that this Agreement has been validly executed and delivered, (iv) that this Agreement has been duly authorized by all action necessary for the authorization thereof, and (v) this Agreement constitutes a binding and enforceable obligation of the Party, enforceable in accordance with its terms.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         7.16 Counterparts. This Agreement may be executed by signing the original or a counterpart thereof. If this Agreement is executed in counterparts, all counterparts taken together shall have the same effect as if all Parties had signed the same instrument.

         7.17 Independent Contractor Status; No Partnership. In the event that any Party performs any work on behalf of another Party, such working Party will perform in the status of an independent contractor and shall not be deemed to be an agent or employee of the other Parties as a result of such work. Nothing herein is intended to create a partnership, joint venture, agency or other relationship creating fiduciary or quasi fiduciary duties or similar duties and obligations or otherwise subject the Parties to joint and several or vicarious liability or, except as otherwise provided in this Agreement, to impose any duty, obligation or liability that would arise therefrom with respect to any Party.

         7.18 No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the Parties hereto. Except as expressly provided herein to the contrary, nothing herein is intended to benefit any other Person not a Party hereto, and no such Person shall have any legal or equitable right, remedy or claim under this Agreement.

         7.19 Exhibits and Schedules. All exhibits, schedules and the like contained herein or attached hereto are integrally related to this Agreement and are hereby made a part of this Agreement for all purposes. To the extent of any ambiguity, inconsistency or conflict between the body of this Agreement and any of the exhibits, schedules and the like attached hereto, the terms of the body of this Agreement shall prevail.

         7.20 Further Assurances. Subject to the terms and conditions set forth in this Agreement, each of the Parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement. In case, at any time after the execution of this Agreement, any further action is necessary or desirable to carry out its purpose, the proper members, officers or directors of the Parties shall take or cause to be taken all such necessary actions.

         7.21 Interpretation. Whenever the context requires: the gender of all words used in this Agreement includes the masculine, feminine, and neuter; a reference to any Person or entity includes its permitted successors and assigns; the words "hereof," "herein," "hereto," "hereunder," and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provisions of such Agreement; articles and other titles or headings are for convenience only and neither limit nor amplify the provisions of this Agreement itself, and all references herein to articles, sections or subdivisions thereof will refer to the corresponding article, section or subdivision thereof of this Agreement unless specific reference is made to such articles, sections or subdivisions of another document or instrument; any reference to "includes" or "including" will mean "includes without limitation" or "including but not limited to," respectively; and any references in the singular will include references in the plural and vice-versa.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         7.22 Time of the Essence. Time is of the essence with respect to any and all obligations arising pursuant to this Agreement.

         7.23 Dispute Resolution. Other than any claim for injunctive relief restricting disclosure of Confidential Information as specifically provided under Section 7.14(a) of this Agreement, any controversy or claim (whether based on contract, tort, statute or other legal or equitable theory (including, but not limited to, any claim of fraud, misrepresentation or fraudulent inducement or any question as to the validity or effect of this Agreement)), or the breach or termination hereof (a "DISPUTE") shall be exclusively resolved pursuant to the dispute resolution procedures set forth in Exhibit A. With respect to any particular Dispute, the Party bringing such Dispute is referred to as a "SUBMITTING PARTY", and the other Parties are referred to as the "NON-SUBMITTING PARTIES".

         7.24 Public Announcements. Except with respect to (a) information already in the public domain (other than as a result of the breach of this Agreement) and (b) public announcements required by applicable laws or securities exchange, market or similar rules, public announcements concerning this Agreement and the activities contemplated hereunder shall require the prior written consent of the other Parties, such consent not to be unreasonably withheld. In the case of any public announcement pursuant to Section 7.24(b) above, the disclosing Party shall provide an advance copy of the proposed public disclosure to the non-disclosing Parties and permit the non-disclosing Parties the opportunity to reasonably comment on such proposed disclosure.

            [The remainder of this page is intentionally left blank]

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

         IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the date set forth hereinabove.

                                   CAESAR OIL PIPELINE COMPANY, LLC

                                   By: /s/ J. F. Wenzel
                                      ---------------------------------
                                   Name: J. F. Wenzel
                                   Title: Vice President

                                   MANTA RAY GATHERING COMPANY, L.L.C.

                                   By: /s/ James Lytal
                                      ---------------------------------
                                   Name: James Lytal
                                   Title: President

                                   CAMERON HIGHWAY OIL PIPELINE COMPANY

                                   By: /s/ James Lytal
                                      ---------------------------------
                                   Name: James Lytal
                                   Title: President

                                   GULFTERRA ENERGY PARTNERS, L.P.

                                   By: /s/ James Lytal
                                      ---------------------------------
                                   Name: James Lytal
                                   Title: President

Exhibits:

A        -        Dispute Resolution Procedures

B        -        Chart of Responsibilities

C-1      -        SS 332 A Platform Deck Space and Responsibilities

C-2      -        SS 332 B Platform Deck Space and Responsibilities

D        -        SS 332 B Platform Milestones and Milestone Dates

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                 SIGNATURE PAGE

                                    Exhibit A

                          Dispute Resolution Procedures

1. If a Dispute arises, the Submitting Party shall deliver written notice to the Non-Submitting Parties of such Dispute, and the Parties shall in good faith attempt to settle such Dispute by consultation between senior management representatives of the Submitting Party and the Non-Submitting Parties. In the event such consultation does not settle the Dispute within thirty (30) days after receipt of the written notice of such Dispute by the Non-Submitting Parties, the Dispute shall be submitted to non-binding mediation. In the event the Parties are unable to settle the Dispute through use of mediation within thirty (30) days of the commencement of such mediation, the Dispute shall be settled by binding arbitration in accordance with the Rules of the AAA, and the following provisions of this Exhibit A:

                  (a) The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16 to the exclusion of any provision of state law inconsistent therewith, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction. Any arbitration proceeding hereunder will be conducted on a confidential basis.

                  (b)      The arbitration shall be held in Houston, Texas.

                  (c) There shall be one (1) arbitrator. The Parties shall attempt jointly to select an arbitrator. If the Parties are unable or fail to agree upon an arbitrator within fifteen (15) days after the commencement of arbitration, one shall be selected by AAA in accordance with its Rules. The arbitration hearing shall occur no later than sixty (60) days after selection of the arbitrator. The arbitrator shall determine the claims of the Parties and render a final award in accordance with the substantive law provided for in the Agreement. The arbitrator shall not have the right or the ability to terminate this Agreement. The arbitrator shall set forth the reasons for the award in writing within ten (10) Business Days after the close of evidence and any post-evidence briefing and arguments that may be agreed upon (which shall be concluded within fourteen (14) days after close of evidence).

                  (d) Any claim by a Party shall be time-barred if the Submitting Party commences arbitration with respect to such claim later than two
(2) years after the receipt of the written notice of the Dispute by the Non-Submitting Parties. All statutes of limitations and defenses based upon passage of time applicable to any claim of a defending Party (including any counterclaim or setoff) shall be tolled while the arbitration is pending.

                  (e) The obligation to arbitrate any Dispute shall extend to the successors and assigns of the Parties. The Parties shall use their commercially reasonable efforts to cause the obligation to arbitrate any Dispute to extend to any officer, director, employee, shareholder, agent, trustee, Affiliate, or subsidiary. The terms hereof shall not limit any obligations of a Party

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -A-1-
to defend, indemnify or hold harmless another Party against court proceedings or other claims, losses, damages or expenses.

                  (f) The arbitrator shall order the Parties to promptly exchange copies of all exhibits and witness lists and, if requested by a Party, to produce other relevant documents, to answer up to ten (10) interrogatories (including subparts), to respond to up to ten (10) requests for admissions (which shall be deemed admitted if not denied) and to produce for deposition and, if requested, at the hearing all witnesses that such Party has listed and up to four (4) other Persons within such Party's control. Any additional discovery shall only occur by agreement of the Parties or as ordered by the arbitrator upon a finding of good cause.

                  (g) Each Party shall bear its own costs, expenses and attorney's fees; provided that if court proceedings to stay litigation or compel arbitration are necessary, the Party who unsuccessfully opposes such proceedings shall pay all reasonable associated costs, expenses, and attorney's fees in connection with such court proceeding.

                  (h) In order to prevent irreparable harm, the arbitrator shall have the power to grant temporary or permanent injunctive or other equitable relief. Prior to the appointment of an arbitrator a Party may, notwithstanding any other provision of this Agreement, seek temporary injunctive relief from any court of competent jurisdiction; provided that the Party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration. Such court ordered relief shall not continue more than ten
(10) days after the appointment of the arbitrator (or in any event for longer than sixty (60) days).

2. If any part of these dispute resolution procedures is held to be unenforceable, it shall be severed and shall not affect either the duty to arbitrate or any other part of these provisions.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -A-2-

                                    Exhibit B

                            Chart of Responsibilities

         RESPONSIBILITIES FOR CAESAR TIE-IN AND ASSOCIATED FACILITIES ON
                              THE LANDING PLATFORM

NUMBER               ITEM                       DESIGN   CONSTRUCT   TRANSPORT AND INSTALL   OWN   CAPEX   PROVIDE DECK SPACE
-------------------------------------------------------------------------------------------------------------------------------
                                                                  CAESAR/CAMERON HIGHWAY RISER AND FACILITIES
-------------------------------------------------------------------------------------------------------------------------------
  1     28" Import Riser to EL. (+) 12'           C          C                 C              C     C             CH
-------------------------------------------------------------------------------------------------------------------------------
  2     28" Riser From EL (+) 12' to Pig          C          C                 C              C     C             CH
        Receiver
-------------------------------------------------------------------------------------------------------------------------------
  3     Pig Receiver Skid Package                 C          C                 C              C     C             CH
-------------------------------------------------------------------------------------------------------------------------------
  4     LACT Unit & Prover                        C          CH                CH             C     CH            CH
                                                  CH
-------------------------------------------------------------------------------------------------------------------------------
  5     Dedicated Interconnect Piping
        Between Pig Receiver and LACT             CH         CH                CH             C     CH            CH
        Unit
-------------------------------------------------------------------------------------------------------------------------------
  6     Interconnect Piping Downstream            CH         CH                CH             CH    CH            CH
        of LACT Unit
-------------------------------------------------------------------------------------------------------------------------------
  7     Utilities                                 CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
             Instrument Air                       CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
             Lighting                             CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
             Electrical Power                     CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
             Hot oil Recycle/Dewaxing             CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
  8     Relief System                             CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
  9     Open Drain System                         CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
  10    Closed Drain System                       CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
  11    Emergency Support System (ESD &          C/CH        C                 C              C     C             CH
        Fusible Loop on Skid)
-------------------------------------------------------------------------------------------------------------------------------
  12    Fire Fighting Equipment                   CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
  13    SCADA System                              C          C                 C              C     C             CH
-------------------------------------------------------------------------------------------------------------------------------
             Dish                                 C          C                 C              C     C             CH
-------------------------------------------------------------------------------------------------------------------------------
             Space in Existing Control
                 Building Space                   CH         CH                CH             CH    CH            CH
-------------------------------------------------------------------------------------------------------------------------------
             Communications Equipment             C          C                 C              C     C             CH
-------------------------------------------------------------------------------------------------------------------------------
  14    Process Control/Safety System Panel       C          C                 C              C     C             CH
-------------------------------------------------------------------------------------------------------------------------------
  15    Instrument & Electrical Interconnect      CH         CH                CH             C     C             CH
-------------------------------------------------------------------------------------------------------------------------------
  16    Pigs                                      C          C                 N/A            C     C             CH
-------------------------------------------------------------------------------------------------------------------------------
  17    Pig Storage Containers                    C          C                 C              C     C             CH
-------------------------------------------------------------------------------------------------------------------------------

                                                                                       PAY FOR MAINTENANCE(1)   PAY FOR TANGIBLE
NUMBER               ITEM                       OPERATE   PAY FOR OPEX   MAINTENANCE   COSTING $5,000 OR LESS     MAINTENANCE(2)
--------------------------------------------------------------------------------------------------------------------------------
                                                                  CAESAR/CAMERON HIGHWAY RISER AND FACILITIES
-------------------------------------------------------------------------------------------------------------------------------
  1     28" Import Riser to EL. (+) 12'           C            C             C                   C                     C
--------------------------------------------------------------------------------------------------------------------------------
  2     28" Riser From EL (+) 12' to Pig          CH           CH            CH                  CH                    C
        Receiver
--------------------------------------------------------------------------------------------------------------------------------
  3     Pig Receiver Skid Package                 CH           CH            CH                  CH                    C
--------------------------------------------------------------------------------------------------------------------------------
  4     LACT Unit & Prover                        CH           CH            CH                  CH                    C
--------------------------------------------------------------------------------------------------------------------------------
   5    Dedicated Interconnect Piping
        Between Pig Receiver and LACT             CH           CH            CH                  CH                    CH
        Unit
--------------------------------------------------------------------------------------------------------------------------------
  6     Interconnect Piping Downstream            CH           CH            CH                  CH                    CH
        of LACT Unit
--------------------------------------------------------------------------------------------------------------------------------
  7     Utilities                                 CH           CH            CH                  CH                    CH
--------------------------------------------------------------------------------------------------------------------------------
             Instrument Air                       CH           CH            CH                  CH                    CH
--------------------------------------------------------------------------------------------------------------------------------
             Lighting                             CH           CH            CH                  CH                    CH
--------------------------------------------------------------------------------------------------------------------------------
             Electrical Power                     CH           CH            CH                  CH                    CH
--------------------------------------------------------------------------------------------------------------------------------
             Hot oil Recycle/Dewaxing             CH           C             CH                  CH                    C
--------------------------------------------------------------------------------------------------------------------------------
  8     Relief System                             CH           CH            CH                  CH                    CH
--------------------------------------------------------------------------------------------------------------------------------
  9     Open Drain System                         CH           CH            CH                  CH                    CH
--------------------------------------------------------------------------------------------------------------------------------
  10    Closed Drain System                       CH           CH            CH                  CH                    CH
--------------------------------------------------------------------------------------------------------------------------------
  11    Emergency Support System (ESD &           CH           CH            CH                  CH                    C
        Fusible Loop on Skid)
--------------------------------------------------------------------------------------------------------------------------------
  12    Fire Fighting Equipment                   CH           CH            CH                  CH                    CH
--------------------------------------------------------------------------------------------------------------------------------
  13    SCADA System                              C            C             C                   C                     C
--------------------------------------------------------------------------------------------------------------------------------
             Dish                                 C            C             C                   C                     C
--------------------------------------------------------------------------------------------------------------------------------
             Space in Existing Control
                 Building Space                   CH           CH            CH                  CH                    CH
--------------------------------------------------------------------------------------------------------------------------------
             Communications Equipment             C            C             C                   C                     C
--------------------------------------------------------------------------------------------------------------------------------
  14    Process Control/Safety System Panel       CH           CH            CH                  CH                    C
--------------------------------------------------------------------------------------------------------------------------------
  15    Instrument & Electrical Interconnect      CH           CH            CH                  CH                    C
-------------------------------------------------------------------------------------------------------------------------------
  16    Pigs                                      CH           CH            C                   C                     C
--------------------------------------------------------------------------------------------------------------------------------
  17    Pig Storage Containers                    CH           C             C                   C                     C
--------------------------------------------------------------------------------------------------------------------------------

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -B-1-

----------------------------------------------------------------------------------------------------------------------
  18    Pig Handling Equipment.                   CH     CH     CH    CH    CH    CH    CH    CH   CH      CH      CH
----------------------------------------------------------------------------------------------------------------------
  19    Pig Transport From SS 332 'A'             N/A    N/A    N/A   N/A   N/A   CH    CH    C    N/A     N/A     N/A
----------------------------------------------------------------------------------------------------------------------
  20    Paraffin Handling                         N/A    N/A    N/A   N/A   N/A   CH    CH    C    CH      C       C
----------------------------------------------------------------------------------------------------------------------

         RESPONSIBILITIES FOR CAESAR TIE-IN AND ASSOCIATED FACILITIES ON
                              THE LANDING PLATFORM

NUMBER               ITEM                       DESIGN   CONSTRUCT   TRANSPORT AND INSTALL   OWN   CAPEX   PROVIDE DECK SPACE
-----------------------------------------------------------------------------------------------------------------------------
                        CAESAR RISER AND FACILITIES IN ADDITION TO CAMERON HIGHWAY RISER AND FACILITIES
-----------------------------------------------------------------------------------------------------------------------------
  1     Pig Launcher Skid Package                 C          C                 C              C      C            CH
-----------------------------------------------------------------------------------------------------------------------------
  2     20" Export Riser from Launcher            C          C                 C              C      C            CH
        to EL (+) 12'
-----------------------------------------------------------------------------------------------------------------------------
  3     20" Export Riser from EL (+) 12'          C          C                 C              C      C            CH
        to ST 301P/L Tie-in
-----------------------------------------------------------------------------------------------------------------------------
  4     Interconnect Piping Between 28"           CH         CH                CH             C      C            CH
        P/L Receiver and 20" P/L Launcher
-----------------------------------------------------------------------------------------------------------------------------

                                                                                    PAY FOR MAINTENANCE(1)   PAY FOR TANGIBLE
NUMBER               ITEM                    OPERATE   PAY FOR OPEX   MAINTENANCE   COSTING $5,000 OR LESS     MAINTENANCE(2)
-----------------------------------------------------------------------------------------------------------------------------
                        CAESAR RISER AND FACILITIES IN ADDITION TO CAMERON HIGHWAY RISER AND FACILITIES
-----------------------------------------------------------------------------------------------------------------------------
  1     Pig Launcher Skid Package              CH           CH            CH                  CH                    C
-----------------------------------------------------------------------------------------------------------------------------
  2     20" Export Riser from Launcher         CH           CH            CH                  CH                    C
        to EL (+) 12'
-----------------------------------------------------------------------------------------------------------------------------
  3     20" Export Riser from EL (+) 12'       C            C             C                   C                     C
        to ST 301P/L Tie-in
-----------------------------------------------------------------------------------------------------------------------------
  4     Interconnect Piping Between 28"        CH           C             CH                  C                     C
        P/L Receiver and 20" P/L Launcher
-----------------------------------------------------------------------------------------------------------------------------

Key:     C        Caesar Oil Pipeline Company, LLC

         CH       Cameron Highway Oil Pipeline System, L.P.

         (1) Any single item or occurrence of maintenance or repair costing $5,000 or less

         (2) Any single item or occurrence of maintenance or repair costing in excess of $5,000

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -B-2-

                                   Exhibit C-1

                SS 332 A Platform Deck Space and Responsibilities

                            [PICTURE OF FLOOR PLAN]

                                   CELLAR DECK
                                     (SPECS)

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -C-1-

                            [PICTURE OF FLOOR PLAN]

                                      PLAN
                                SUB-CELLAR DECK
                                     (SPECS)

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -C-2-

                                   Exhibit C-2

                SS 332 B Platform Deck Space and Responsiblities

                            [PICTURE OF FLOOR PLAN]

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -C-3-

                            [PICTURE OF FLOOR PLAN]

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -C-4-

                            [PICTURE OF FLOOR PLAN]

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -C-5-

                                    EXHIBIT D

                SS 332 B Platform Milestones and Milestone Dates

With respect to each Milestone that contains a requirement that an item be a certain percentage complete, the Parties agree that the completion of such Milestone will be determined as follows: Such Milestones will be reviewed on a weekly basis by the fabricator's project manager, a Caesar representative and a CHOPS site representative. Such review will consist of an on-site visual inspection of each activity and based on such review, Caesar and CHOPS will mutually agree on the percentage completion of the applicable Milestone. Upon such mutual consent, the Caesar and CHOPS representative will execute a written statement evidencing their agreement on the percentage completion for the applicable Milestone, and such percentage completion shall control for all purposes under this Agreement.

The determination of the percentage completion will vary depending on the activity at issue. For example, in the case of rolling cans for jacket legs or piles, the percentage completion shall be the number of cans that have been rolled and welded on the long seam as a percentage of the total number of cans to be rolled and welded on the long seam. In the case of painting, the percentage completion is based on the square footage covered and the number of coats applied as a percentage of the total square footage to be painted and the total number of coats to be applied, respectively. The Parties acknowledge that some of these measures are somewhat subjective, thus requiring a joint review and mutual agreement.

Notwithstanding Section 7.23 of the Agreement to the contrary, in the event Caesar and CHOPS are unable to mutually agree on the percentage completion for any Milestone as provided above, Caesar and CHOPS will submit the determination of the percentage completion to one of the following engineering firms (the one firm to be used to be agreed by Caesar and CHOPS): Pegasus International, Inc., Fluor Daniel, Inc. or Halliburton KBR. Caesar and CHOPS shall cooperate to the maximum extent possible to furnish the engineering firm with all information and data required by the engineering firm to make such determination. Caesar and CHOPS shall direct the engineering firm to make its final decision within five
(5) days of the submission of the issue to the engineering firm. Each of Caesar and CHOPS shall bear its own internal costs (including, without limitation, attorney's fees and expert witness fees) attributable to the preparation and presentation of its case to the engineering firm. The fees and costs of the engineering firm shall be borne by the non-prevailing Party in the proceeding. The determination of the engineering firm as to the percentage completion of the applicable Milestone shall be final and binding on the Parties for all purposes under this Agreement.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -D-1-

JACKET AND PILES

         On or before July 16, 2003

              -   46% complete or better overall

              - All materials for critical path components on site (critical path components as defined on Contractor's fabrication schedule)

              -   100% complete on fabrication of jacket row A

              -   90% complete on fabrication of jacket row B

         On or before August 14, 2003

              -   56% complete or better overall

              -   100% complete on fabrication of jacket elevations

              -   100% complete on installation of row B skirt pile sleeves

         On or before September 18, 2003

              -   78% complete or better overall

              - Horizontal framing elevations and row 1 and 2 braces erected onto row A

              -   Row B floated onto rows 1 and 2

         On or before November 1, 2003

              - Jacket and piles loaded out, tied down, and ready to sail (unless deferred by installation contractor, in which case the completion date for this activity will be as needed to dovetail with the installation contractor's schedule)

CELLAR DECK AND BRIDGE

         On or before July 16, 2003

              - 100% complete on fabrication of cellar deck center section, wings, sub-cellar deck, and sub-structure

              - 90% complete on installation of major pipe supports below cellar deck center section and wings

              - Progress milestones defined for piping fabrication and installation

         On or before September 12, 2003

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -D-2-

              - 100% complete on coating of cellar deck center section, wings, sub-cellar deck, and sub-structure (excluding touch-up)

              - 100% complete on installation of cellar deck center section on sub-structure

              - 100% complete on installation of sub-cellar deck (including sump tank) under cellar deck

              -   100% complete on installation of wings on center section

              -   90% complete on fabrication of bridge structure

              - Installation of piping below cellar deck in progress (% complete to be specified by June 16)

OTHER

         On or before December 30, 2003

              - The jacket and cellar deck of the SS 332 B Platform shall be installed (including the pig receiver and riser related to the connection of the Caesar System with the SS 332 B Platform), the jacket and cellar deck of the SS 332 B Platform (including the pig receiver and riser related to the connection of the Caesar System with the SS 332 B Platform) shall meet all required technical specifications and requirements reasonably necessary for the hydrotesting and commissioning of the Caesar System on the SS 332 B Platform in accordance with prudent, sound and generally acceptable industry practices, standards and procedures, and all SS 332 B Approvals necessary for (a) and (b) above shall have been obtained and shall be in full force and effect.

                      OFFSHORE FACILITIES INTERCONNECTION,
                      CONSTRUCTION AND OPERATING AGREEMENT
                                 CAMERON HIGHWAY

                                      -D-3-

                         GULFTERRA ENERGY PARTNERS, L.P.
                               Four Greenway Plaza
                              Houston, Texas 77046

June 23, 2003

Cameron Highway Oil Pipeline Company
Four Greenway Plaza
Houston, Texas 77046
Attn: James Lytal, President

         Re: Liquidated Damages Letter Agreement

Dear James:

         Reference is hereby made to (i) that certain Cameron Highway Purchase and Sale Agreement dated effective the 23rd day of June, 2003, by and between BP Exploration & Production Inc. and Cameron Highway Oil Pipeline Company (the "Company") (the "BP PSA"), (ii) that certain Cameron Highway Purchase and Sale Agreement dated effective the 23rd day of June, 2003, by and between BHP Billiton Petroleum (Deepwater) Inc. and the Company (the "BHP PSA"), (iii) that certain Cameron Highway Purchase and Sale Agreement dated effective the 23rd day of June, 2003, by and between Union Oil Company of California and the Company (the "Unocal PSA"), and (iv) all other agreements relating to the purchase of oil from and the sale of oil to the Cameron Highway Oil Pipeline ("Purchase and Sale Agreements", together with the BP PSA, the BHP PSA, and the Unocal PSA, the "Agreements").

         The Company (a) has agreed to pay liquidated damages to each of BP, BHP and Unocal (as applicable) upon the occurrence of certain specified circumstances as set forth in Article XI.c.-.f. of each Agreement with such party, and (b) may agree under Purchase and Sale Agreements to pay liquidated damages resulting from the failure of the Cameron Highway Oil Pipeline to be mechanically complete or in - service (or a concept of similar import) by a particular date certain ((a) and (b) collectively, the "Payment Obligations"). GulfTerra Energy Partners, L.P. ("GTM") hereby agrees, during the term of this Letter Agreement, (i) to fully and timely pay, perform, and discharge in accordance with their terms 100% of the Payment Obligations under each of the Agreements, and (ii) to the extent the Company pays all or a portion of such Payment Obligations directly, to reimburse, indemnify and hold harmless the Company within 10 business days after such Company payment (and the Company shall deliver to GTM an invoice requesting reimbursement therefore timely such that GTM can meet its obligations hereunder).

         This Letter Agreement shall automatically terminate upon the occurrence of "Conversion" of the construction loans into term loans under the project financing currently being negotiated by the Company in respect of the Cameron Highway Oil Pipeline, as such term shall ultimately be defined under the final, executed financing agreements. This Letter Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes (i) all prior oral or written proposals or agreements between the parties hereto, (ii) all contemporaneous oral or written proposals or agreements and (iii) all previous negotiations and all other communications or understandings between the parties hereto with respect to the subject matter hereof. All of the other terms of each Agreement shall remain effective and binding; provided that in the event of a conflict between the terms of any Agreement and this Letter Agreement, this Letter Agreement shall control. The terms and conditions of this Letter Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. This Letter Agreement will be governed by, and construed in accordance with, the laws of the State of Texas without regard to the conflict of laws rules of such state.

                            [Signature Page Follows]

If the foregoing accurately describes our agreement with respect to the foregoing, please so indicate by signing this letter in the space indicated below.

                               Very truly yours,

                               GULFTERRA ENERGY PARTNERS, L.P.

                               By: /s/ Keith Forman
                                   ---------------------------------------------
                               Name: Keith Forman
                               Title: Vice President and Chief Financial Officer

Acknowledged and accepted by:

CAMERON HIGHWAY OIL PIPELINE COMPANY

By: /s/ James Lytal
    ----------------------------
Name: James Lytal
Title: President

             [Signature Page of Liquidated Damages Letter Agreement]

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(j)
                             POSEIDON OPPORTUNITIES

                                      None.

                             PARTICIPATION AGREEMENT
                                  SCHEDULE 5(l)
                                     PAGE 1

------------------------------------------------------------------------------------------------------------------------------------
                         Permit               Authorizing Agency       Permit Status     Secured  Pending           Comments
------------------------------------------------------------------------------------------------------------------------------------
I) Offshore                                                               Offshore[1]
------------------------------------------------------------------------------------------------------------------------------------
     1        Pipeline Right-of-Way Permit       United States        Applications for               X       Additional information
              No. OCS-G24294, Segment No.      Department of the        Amendment of                        requested by MMS for all
             13972 OCS-G24664, Segment No.    Interior, Minerals        Application                            four segments was
             14077 OCS-G24626, Segment No.    Management Service    submitted to MMS on                    submitted on February 23,
             13987 OCS-G24667, Segment No.          ("MMS")           December 3, 2002                      2003 and March 2, 2003.
                         14096                                        and January 17,
                                                                           2003.
------------------------------------------------------------------------------------------------------------------------------------
     2        Garden Banks to High Island     United States Army                            X                Additional information
                Fairway Crossing Permit       Corps of Engineers                                             requested by USACE was
                                                   ("USACE")                                                 submitted on March 2,
                                                                                                                     2003.
------------------------------------------------------------------------------------------------------------------------------------
     3          Coastal Zone Consistency    Louisiana Coastal Zone  Letter dated 25 Feb     X                 Copy of letter to be
             Review No. C20030012, Coastal    Management ("LCZM")       03 indicates                           forwarded to MMS.
                    Zone Consistency                                     project is
                                                                      consistent with
                                                                        LCZM program
------------------------------------------------------------------------------------------------------------------------------------
     4         Six-Inch Fuel Gas Pipeline             MMS             Planned date for               X     Application documents are
                                                                       submission of                            being prepared.
                                                                       application is
                                                                          4/15/03.
------------------------------------------------------------------------------------------------------------------------------------
     5               HI A5 Platform                   MMS                Submitted                   X
------------------------------------------------------------------------------------------------------------------------------------
     6              SS 332 Platform                   MMS             To be Submitted                X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 6(h)

                              VALERO OPPORTUNITIES

                                      NONE.

                                  SCHEDULE 8(a)

                    PERSONS WITH "KNOWLEDGE" - GTM COMPANIES

                                   James Lytal
                                  Keith Forman
                                   Brad Graves
                                   Drew Cozby
                                  Scott Jenkins
                                  Dennis Jahde
                                  Wynne Harvey
                                 Bart Heijermans
                                   David Ferer

                                  SCHEDULE 8(b)

                        PERSONS WITH "KNOWLEDGE" - VALERO

                                 Mike Ciskowski
                                   Chris Quinn
                                  Rodney Reese
                                    Tom Shoaf
                                  Mike Hoeltzel